UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Brookline Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

To the Stockholders of Brookline Bancorp, Inc. and
the Stockholders of Berkshire Hills Bancorp, Inc.
MERGER PROPOSED  —  YOUR VOTE IS VERY IMPORTANT
On behalf of the boards of directors of Berkshire Hills Bancorp, Inc. (“Berkshire”) and Brookline Bancorp, Inc. (“Brookline”), we are pleased to enclose the accompanying Joint Proxy Statement/Prospectus relating to the proposed merger of equals of Berkshire and Brookline. We are requesting that you take certain actions as a holder of Berkshire common stock or as a holder of Brookline common stock.
On December 16, 2024, Berkshire, Commerce Acquisition Sub, Inc., a direct, wholly-owned subsidiary of Berkshire (“Merger Sub”), and Brookline entered into a merger agreement (the “Merger Agreement”) pursuant to which Berkshire and Brookline have agreed to combine their respective businesses in a merger of equals.
Under the Merger Agreement, Merger Sub will merge with and into Brookline, with Brookline as the surviving corporation (the “Merger”), immediately followed by the merger of Brookline with and into Berkshire, with Berkshire as the surviving corporation (the “Holdco Merger”). Immediately following the Merger and the Holdco Merger (collectively, the “Mergers”), Berkshire Bank, the wholly-owned subsidiary of Berkshire, and two of Brookline’s wholly-owned banking subsidiaries, PCSB Bank and Bank Rhode Island, will merge with and into Brookline Bank, the wholly-owned subsidiary of Brookline, with Brookline Bank as the surviving bank (the “Bank Merger”). Each of Brookline and Berkshire will have equal representation on the board of directors of the surviving corporation and the surviving bank.
If the Mergers are completed, Brookline stockholders will be entitled to receive 0.42 shares of Berkshire common stock, $0.01 par value, for each share of Brookline common stock, $0.01 par value, that they own. The maximum number of shares of Berkshire common stock estimated to be issuable upon completion of the Mergers is 37,882,325. The value of the Merger Consideration will depend on the market price of Berkshire common stock on the effective date of the Mergers. Based on Berkshire’s closing price of $30.20 on December 13, 2024, which was the last trading date preceding the public announcement of the proposed merger, each share of Brookline common stock exchanged for 0.42 shares of Berkshire common stock would have had a value of $12.68, or approximately $1.1 billion in aggregate Merger Consideration. Based on Berkshire’s closing price of $26.09 on April 1, 2025, which is the most recent practicable trading day prior to the printing of this document, each share of Brookline common stock exchanged for 0.42 shares of Berkshire common stock would have a value of $10.96. We urge you to obtain current market quotations for both Berkshire common stock and Brookline common stock.
The common stock of Berkshire trades on the New York Stock Exchange under the symbol “BHLB.” The common stock of Brookline trades on the Nasdaq Global Select Market under the symbol “BRKL.” Following the Mergers, the common stock of the surviving corporation will be listed on the New York Stock Exchange under the symbol “BHLB.”
Berkshire will hold a virtual annual meeting of its stockholders (the “Berkshire Annual Meeting”) on May 21, 2025, at 10:00 a.m., Eastern time, where the Berkshire stockholders will be asked to vote on a proposal to approve the issuance of Berkshire common stock pursuant to the Merger Agreement (the “Berkshire Share Issuance Proposal”), a proposal to amend Berkshire’s Certificate of Incorporation to increase the number of authorized shares of common stock of the surviving corporation (the “Berkshire Certificate of Incorporation Amendment Proposal”), a proposal to approve the Berkshire Hills Bancorp, Inc. 2025 Stock Option and Incentive Plan (the “Berkshire Equity Plan Proposal”), the election of directors, an advisory vote on executive compensation practices, and the ratification of Crowe LLP as Berkshire’s independent registered public accountants for 2025. The approval by Berkshire stockholders of the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, and the Berkshire Equity Plan Proposal are required to complete the Mergers.
Brookline will hold a virtual special meeting of its stockholders (the “Brookline Special Meeting”) on May 21, 2025, at 9:30 a.m., Eastern time, where the Brookline stockholders will be asked to vote on a proposal to adopt the Merger Agreement (the “Brookline Merger Proposal”) and a proposal to approve, on a non-binding advisory basis, the compensation that may become payable to the named executive officers of Brookline in connection with the Mergers (the “Brookline Merger-Related Compensation Proposal”). The approval by Brookline stockholders of the Brookline Merger Proposal is required to complete the Mergers.
Information about the Berkshire Annual Meeting, the Brookline Special Meeting, and the Mergers is contained in the accompanying Joint Proxy Statement/Prospectus.
Each of the boards of directors of Berkshire and Brookline unanimously recommends that holders of common stock vote “FOR” each of the proposals to be considered at the respective stockholder meetings. We strongly support this combination of our companies and join our boards in their recommendations.
The accompanying Joint Proxy Statement/Prospectus provides you with detailed information about the Merger Agreement and the Mergers. It also contains or references information about Berkshire and Brookline and certain related matters. You are encouraged to read the accompanying Joint Proxy Statement/Prospectus carefully. In particular, you should read the section entitled “Risk Factors” beginning on page 24 for a discussion of the risks you should consider in evaluating the proposed merger and how it will affect you. You can also obtain information about Berkshire and Brookline from documents that have been filed with the Securities and Exchange Commission that are incorporated into this Joint Proxy Statement/Prospectus by reference.
We look forward to your participation in the annual meeting and the special meeting and we appreciate your continued support.
Nitin J. Mhatre President and Chief Executive Officer Berkshire Hills Bancorp, Inc.	Paul A. Perrault Chairman and Chief Executive Officer Brookline Bancorp, Inc.
The securities of Berkshire to be issued in the Merger are not deposits or savings accounts or other obligations of any bank or savings association subsidiary of Berkshire or Brookline and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Mergers described in this document or the Berkshire securities to be issued in connection with the Mergers or passed upon the adequacy or accuracy of this document. Any representation to the contrary is a criminal offense.
The accompanying Joint Proxy Statement/Prospectus is dated April 8, 2025, and it is first being mailed or otherwise delivered to stockholders of Berkshire and Brookline on or about April 15, 2025.

ABOUT THIS DOCUMENT
This Joint Proxy Statement/Prospectus, which we also refer to as “this document,” forms part of a registration statement on Form S-4 (Registration Statement No. 333-286052) filed with the Securities and Exchange Commission (the “SEC”) by Berkshire, and constitutes a prospectus of Berkshire under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Berkshire securities to be issued to Brookline stockholders, as required by the Merger Agreement. This document also constitutes a proxy statement for Berkshire and for Brookline. In addition, it constitutes a notice of meeting with respect to the annual meeting of stockholders of Berkshire and the special meeting of stockholders of Brookline.
You should rely only on the information contained in this document. No one has been authorized to provide you with information that is different from the information contained in this document. This document is dated April 8, 2025. You should not assume that the information contained in this document is accurate as of any date other than that date. Neither the mailing of this document to either Berkshire stockholders or Brookline stockholders nor the issuance by Berkshire of its common stock in connection with the Mergers will create any implication to the contrary.
This document does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Information contained in this document regarding Berkshire has been provided by Berkshire and information contained in this document regarding Brookline has been provided by Brookline.

BERKSHIRE HILLS BANCORP, INC.
60 State Street
Boston, Massachusetts 02109
Notice of Annual Meeting of Stockholders to be held May 21, 2025
To the Stockholders of Berkshire Hills Bancorp, Inc.:
Berkshire Hills Bancorp, Inc. (“Berkshire”) will hold a virtual annual meeting of stockholders (the “Berkshire Annual Meeting”) at 10:00 a.m., Eastern time, on May 21, 2025, to be held exclusively via webcast at www.virtualshareholdermeeting.com/BHLB2025, to consider and vote upon the following matters:
(1)
a proposal to approve the issuance of Berkshire common stock to holders of Brookline Bancorp, Inc. (“Brookline”) common stock pursuant to the Agreement and Plan of Merger, dated as of December 16, 2024, by and among Berkshire Hills Bancorp, Inc., Commerce Acquisition Sub, Inc., and Brookline Bancorp, Inc. (the “Merger Agreement”) pursuant to which Commerce Acquisition Sub, Inc. will merge with and into Brookline (the “Merger”), with Brookline surviving the Merger, immediately followed by the merger of Brookline with and into Berkshire (the “Holdco Merger”), with Berkshire surviving the Holdco Merger (together with the Merger, the “Mergers”) (the “Berkshire Share Issuance Proposal”);

(2)
a proposal to approve an amendment to Berkshire’s Certificate of Incorporation to increase the number of authorized shares of common stock of the surviving corporation (the “Berkshire Certificate of Incorporation Amendment Proposal”);

(3)
a proposal to approve the Berkshire Hills Bancorp, Inc. 2025 Stock Option and Incentive Plan (the “Berkshire Equity Plan Proposal”);

(4)
to elect as directors the nominees named in the accompanying Joint Proxy Statement/Prospectus, each to serve a one-year term or until their successors are duly elected and qualified; provided that if the Mergers are consummated, the approval of this proposal will only have an effect until the completion of the Mergers because the composition of Berkshire’s board will be reconstituted upon completion of the Mergers, in accordance with the Merger Agreement (the “Berkshire Director Election Proposal”);

(5)
a proposal to approve, on a non-binding advisory basis, the compensation of Berkshire’s named executive officers (the “Berkshire Say-on-Pay Proposal”);

(6)
a proposal to ratify, on a non-binding advisory basis, the appointment of Crowe LLP as Berkshire’s independent registered public accounting firm for fiscal year 2025 (the “Berkshire Auditor Ratification Proposal”); and

(7)
a proposal to adjourn the Berkshire Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the annual meeting to approve the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal or the Berkshire Equity Plan Proposal (the “Berkshire Adjournment Proposal”).

All of these items are described in more detail in the accompanying Joint Proxy Statement/Prospectus and its annexes. We urge you to read these materials carefully and in their entirety. The enclosed document forms a part of this notice.
The Berkshire board of directors unanimously recommends that Berkshire stockholders vote “FOR” the Berkshire Share Issuance Proposal, “FOR” the Berkshire Certificate of Incorporation Amendment Proposal, “FOR” the Berkshire Equity Plan Proposal, “FOR” the Berkshire Director Election Proposal, “FOR” the Berkshire Say-on-Pay Proposal, “FOR” the Berkshire Auditor Ratification Proposal, and “FOR” the Berkshire Adjournment Proposal.

Berkshire stockholders of record as of the close of business on March 26, 2025 are entitled to notice of, and to vote at, the Berkshire Annual Meeting and any adjournments or postponements of the Berkshire Annual Meeting.
Your vote is very important.   Your proxy is being solicited by Berkshire’s board of directors. For the Mergers to be completed, the Berkshire Share Issuance Proposal must be approved by the affirmative vote of the majority of the votes cast at the Berkshire Annual Meeting, the Berkshire Certificate of Incorporation Amendment Proposal must be approved by the affirmative vote of the majority of the votes cast at the Berkshire Annual Meeting, and the Berkshire Equity Plan Proposal must be approved by the affirmative vote of the majority of the votes cast at the Berkshire Annual Meeting. The amendments to the Berkshire Certificate of Incorporation and the adoption of the Berkshire Hills Bancorp, Inc. 2025 Stock Option and Incentive Plan each will become effective only if the Merger Agreement is approved by the Berkshire stockholders and the Mergers are completed. Directors are elected by a plurality of votes cast at the Berkshire Annual Meeting. The Berkshire Say-on-Pay Proposal and the Berkshire Auditor Ratification Proposal must be approved by the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting.
Whether or not you plan to attend the Berkshire Annual Meeting virtually, we urge you to vote. Stockholders of record may vote:
•
By internet — access www.proxyvote.com and follow the on-screen instructions;

•
By telephone — call 1-800-690-6903 and follow the instructions;

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By mail — complete, sign, date and mail your proxy card in the envelope provided as soon as possible; or

•
By voting at the virtual annual meeting — access www.virtualshareholdermeeting.com/BHLB2025 and follow the on-screen instructions;

If you plan to attend the Berkshire Annual Meeting virtually, you will be required to take certain actions ahead of the meeting so that you can participate. Please carefully read the sections in this document regarding attending and voting at the annual meeting to ensure that you comply with these requirements.
If you hold your stock in “street name” through a banker or broker, please follow the instructions on the voting instruction card furnished by the record holder.
If you have any questions or need assistance voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll free at (877) 456-3442.
By Order of the Board of Directors,
Wm. Gordon Prescott
Senior Executive Vice President, General Counsel and Corporate Secretary
Boston, Massachusetts
April 8, 2025

131 Clarendon Street, Boston, Massachusetts 02116
NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2025
To the Stockholders of Brookline Bancorp, Inc.:
Brookline Bancorp, Inc. (“Brookline”) will hold a special meeting of stockholders (the “Brookline Special Meeting”), to be held by means of remote communication on May 21, 2025 at 9:30 a.m., Eastern time, to consider and vote upon the following matters:
1.
a proposal to adopt the Agreement and Plan of Merger, dated as of December 16, 2024, by and among Berkshire Hills Bancorp, Inc. (“Berkshire”), Commerce Acquisition Sub, Inc. and Brookline (the “Merger Agreement”), pursuant to which Commerce Acquisition Sub, Inc. will merge with and into Brookline (the “Merger”), with Brookline surviving the Merger, and, immediately following the Merger, Brookline will merge with and into Berkshire (the “Holdco Merger”), with Berkshire surviving the Holdco Merger (together with the Merger, the “Mergers”) (the “Brookline Merger Proposal”);

2.
a proposal to approve, on a non-binding advisory basis, the compensation that may become payable to the named executive officers of Brookline in connection with the Mergers (the “Brookline Merger-Related Compensation Proposal”); and

3.
a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the Brookline Merger Proposal (the “Brookline Adjournment Proposal”).

All of these items are described in more detail in the accompanying Joint Proxy Statement/Prospectus and its annexes. We urge you to read these materials carefully and in their entirety. The enclosed document forms a part of this notice.
The Brookline board of directors unanimously recommends that the Brookline stockholders vote “FOR” the Brookline Merger Proposal, “FOR” the Brookline Merger-Related Compensation Proposal, and “FOR” the Brookline Adjournment Proposal.
Brookline stockholders of record as of the close of business on March 26, 2025, are entitled to notice of, and to vote at, the Brookline Special Meeting and any adjournments or postponements of the Brookline Special Meeting. Stockholders as of the record date may attend the Brookline Special Meeting by visiting www.virtualshareholdermeeting.com/BRKL2025SM and entering the 16-digit control number included on their proxy card.
Your vote is very important. Your proxy is being solicited by Brookline’s board of directors. For the proposed merger to be completed, the Brookline Merger Proposal must be approved by the affirmative vote of a majority of the issued and outstanding shares of Brookline common stock. The Brookline Merger-Related Compensation Proposal will be approved if a majority of the votes cast on such proposal at the Brookline Special Meeting are voted in favor of such proposal. The Brookline Adjournment Proposal will be approved if a majority of the votes cast on such proposal at the Brookline Special Meeting are voted in favor of such proposal.

Whether or not you plan to attend the Brookline Special Meeting, please vote at your earliest convenience by following the instructions included in the accompanying proxy card. You may revoke your proxy at any time before the Brookline Special Meeting by following the instructions provided in the proxy statement/prospectus.
Sincerely,
Marissa Martin
General Counsel and Corporate Secretary
Boston, Massachusetts
April 8, 2025

ADDITIONAL INFORMATION
Both Berkshire and Brookline file annual, quarterly and special reports, proxy statements and other business and financial information electronically with the SEC. In addition, this document incorporates important business and financial information about Berkshire and Brookline from documents filed with the SEC that have not been included in or delivered with this document. You can obtain any of the documents filed with or furnished to the SEC by Berkshire or Brookline at no cost from the SEC’s website at www.sec.gov. You will also be able to obtain these documents free of charge from Berkshire at Berkshire’s website at www.berkshirebank.com, or from Brookline by accessing Brookline’s website at www.brooklinebancorp.com under the “SEC Filings” tab. See “Where You Can Find More Information” on page 143.
You also may request orally or in writing copies of these documents at no cost by contacting the appropriate company at the following addresses:
Berkshire Hills Bancorp, Inc. 60 State Street Boston, Massachusetts 02109 Attention: Wm. Gordon Prescott Telephone: 800-773-5601 ext. 133773	Brookline Bancorp, Inc. 131 Clarendon Street Boston, Massachusetts 02116 Attention: Marissa Martin Telephone: 617-425-4600
If you are a Berkshire stockholder or Brookline stockholder and would like to request documents from Berkshire or Brookline, please do so by May 14, 2025 to receive them before the Berkshire Annual Meeting or the Brookline Special Meeting.
The information on Berkshire’s and Brookline’s websites is not part of this document. References to Berkshire’s and Brookline’s websites in this document are intended to serve as textual references only.

Page
QUESTIONS AND ANSWERS ABOUT THE MERGER, THE BERKSHIRE ANNUAL MEETING AND THE BROOKLINE SPECIAL MEETING	1
SUMMARY	14
RISK FACTORS	24
CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS	29
PURCHASE PRICE DETERMINATION	31
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL DATA	32
ANNUAL MEETING OF BERKSHIRE STOCKHOLDERS	39
BERKSHIRE PROPOSAL NO. 1 THE BERKSHIRE SHARE ISSUANCE PROPOSAL	43
BERKSHIRE PROPOSAL NO. 2 THE BERKSHIRE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL	44
BERKSHIRE PROPOSAL NO. 3 THE BERKSHIRE EQUITY PLAN PROPOSAL	45
BERKSHIRE PROPOSAL NO. 4 THE BERKSHIRE DIRECTOR ELECTION PROPOSAL	51
BERKSHIRE PROPOSAL NO. 5 THE BERKSHIRE SAY-ON-PAY PROPOSAL	52
BERKSHIRE PROPOSAL NO. 6 THE BERKSHIRE AUDITOR RATIFICATION PROPOSAL	53
BERKSHIRE PROPOSAL NO. 7 THE BERKSHIRE ADJOURNMENT PROPOSAL	54
BERKSHIRE PAY VERSUS PERFORMANCE INFORMATION	55
SPECIAL MEETING OF BROOKLINE STOCKHOLDERS	60
BROOKLINE PROPOSAL NO. 1 THE BROOKLINE MERGER PROPOSAL	63
BROOKLINE PROPOSAL NO. 2 THE BROOKLINE MERGER-RELATED COMPENSATION PROPOSAL	64
BROOKLINE PROPOSAL NO. 3 THE BROOKLINE ADJOURNMENT PROPOSAL	65
DESCRIPTION OF THE MERGERS	66
DESCRIPTION OF BERKSHIRE CAPITAL STOCK	133
COMPARISON OF RIGHTS OF STOCKHOLDERS	136
MARKET PRICE AND DIVIDEND INFORMATION	141
LEGAL MATTERS	142
EXPERTS	142
HOUSEHOLDING	142
STOCKHOLDER PROPOSALS AND NOMINATIONS	142
WHERE YOU CAN FIND MORE INFORMATION	143
Annex A — Agreement and Plan of Merger by and Among Berkshire Hills Bancorp, Inc., Commerce Acquisition Sub, Inc., and Brookline Bancorp, Inc., dated as of December 16, 2024	A-1
Annex B — Raymond James & Associates, Inc. Fairness Opinion	B-1
Annex C — Hovde Group, LLC Fairness Opinion	C-1
Annex D — Berkshire Hills Bancorp, Inc. Restated Certificate of Incorporation	D-1
Annex E — Amendment to the Amended and Restated Bylaws of Berkshire Hills Bancorp, Inc.	E-1
Annex F — Berkshire Hills Bancorp, Inc. 2025 Stock Option and Incentive Plan	F-1

QUESTIONS AND ANSWERS ABOUT THE MERGER,
THE BERKSHIRE ANNUAL MEETING AND THE BROOKLINE SPECIAL MEETING
The following questions and answers are intended to address briefly some commonly asked questions regarding the Berkshire Hills Bancorp, Inc. (“Berkshire”) annual meeting (the “Berkshire Annual Meeting”) and the Brookline Bancorp, Inc. (“Brookline”) special meeting (the “Brookline Special Meeting”). These questions and answers may not address all questions that may be important to you as a Berkshire or Brookline stockholder. To more fully understand the Merger, the Berkshire Annual Meeting and the Brookline Special Meeting, you should read this entire Joint Proxy Statement/Prospectus, including the materials attached as annexes, as well as the documents that have been incorporated by reference into this Joint Proxy Statement/Prospectus.
Q:
Why am I receiving this Joint Proxy Statement/Prospectus?

A:
You are receiving this Joint Proxy Statement/Prospectus because Berkshire, Commerce Acquisition Sub, Inc., a wholly-owned subsidiary of Berkshire (“Merger Sub”), and Brookline have entered into an Agreement and Plan of Merger, dated as of December 16, 2024 (as may be amended, supplemented or modified from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Brookline, with Brookline as the surviving corporation (the “Merger”), immediately followed by the Merger of Brookline with and into Berkshire, with Berkshire as the surviving corporation (the “Holdco Merger”, and together with the Merger, the “Mergers”). The parties then intend to cause Berkshire’s wholly-owned bank subsidiary, Berkshire Bank, and two of Brookline’s wholly-owned bank subsidiaries, Bank Rhode Island and PCSB Bank, to merge with and into Brookline Bank, with Brookline Bank as the surviving bank (the “Bank Merger”).

In order to complete the Merger, among other things:
•
Holders of Berkshire common stock (“Berkshire stockholders”) must approve the issuance of shares of Berkshire common stock, $0.01 par value (“Berkshire common stock”), to the stockholders of Brookline (“Brookline stockholders”), pursuant to the Merger Agreement (the “Berkshire Share Issuance Proposal”);

•
Berkshire stockholders must approve the amendment of Berkshire’s Certificate of Incorporation to increase the number of authorized shares of common stock of the surviving corporation (the “Berkshire Certificate of Incorporation Amendment Proposal”);

•
Berkshire stockholders must approve the Berkshire Hills Bancorp, Inc. 2025 Stock Option and Incentive Plan (the “Berkshire Equity Plan Proposal”); and

•
Brookline stockholders must adopt the Merger Agreement (the “Brookline Merger Proposal”).

Berkshire is holding the virtual Berkshire Annual Meeting to obtain approval of the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, and the Berkshire Equity Plan Proposal. In addition, Berkshire stockholders will be asked to approve a proposal to adjourn the Berkshire Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Berkshire Annual Meeting to approve the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, and the Berkshire Equity Plan Proposal (the “Berkshire Adjournment Proposal”). The amendments to the Berkshire Certificate of Incorporation and the adoption of the Berkshire Hills Bancorp, Inc. 2025 Stock Option and Incentive Plan each will become effective only if the Merger Agreement is approved by the Berkshire stockholders and the Mergers are completed.
Berkshire stockholders will also be asked to vote on the election of directors named in this Joint Proxy Statement/Prospectus, provided that if the Mergers are consummated, the approval of this proposal will only have an effect until the completion of the Mergers because the composition of Berkshire’s board will be reconstituted upon completion of the Mergers, in accordance with the Merger Agreement (the “Berkshire Director Election Proposal”). In addition, Berkshire stockholders will be asked to approve, on a non-binding advisory basis, the compensation paid to the named executive officers of Berkshire (the “Berkshire Say-on-Pay Proposal”), and the ratification of Crowe LLP as Berkshire’s independent registered public accounting firm for fiscal year 2025 (the “Berkshire Auditor Ratification Proposal”).

Brookline is holding a virtual Brookline Special Meeting to obtain approval of the Brookline Merger Proposal.
In addition, Brookline stockholders will be asked to approve, on a non-binding, advisory basis, the compensation payable to the named executive officers of Brookline in connection with the Merger (the “Brookline Merger-Related Compensation Proposal”) and to approve a proposal to adjourn the Brookline Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Brookline Special Meeting to approve the Brookline Merger Proposal (the “Brookline Adjournment Proposal”).
This document is also a prospectus that is being delivered to Brookline stockholders because, pursuant to the Merger Agreement, Berkshire is offering shares of Berkshire common stock to Brookline stockholders.
We have included in this Joint Proxy Statement/Prospectus important information about the Merger, the Merger Agreement, a copy of which is included as Annex A to this Joint Proxy Statement/Prospectus, the Berkshire proxy solicitation and the Brookline proxy solicitation. You should read this information carefully and in its entirety. Your vote is important, and we encourage you to submit your proxy as soon as possible.
Q:
What will happen in the Mergers?

A:
In the Mergers, Merger Sub will merge with and into Brookline, and Brookline will merge with and into Berkshire, with Berkshire as the surviving corporation. In the Bank Merger, which will occur promptly after the Mergers, Berkshire Bank, Bank Rhode Island, and PCSB Bank will merge with and into Brookline Bank, with Brookline Bank as the surviving bank.

Each share of Brookline common stock, par value $0.01 per share (“Brookline common stock”), issued and outstanding immediately prior to the effective time of the Merger (the “effective time”) will be canceled and converted into the right to receive 0.42 shares (the “exchange ratio”) of Berkshire common stock (the “Merger Consideration”), as further described in the section entitled “Description of the Mergers — Consideration to be Received in the Mergers” beginning on page 66.
After completion of the Mergers, (i) Brookline will no longer be a public company and will cease to exist, (ii) Brookline common stock will be delisted from the Nasdaq Stock Market (“Nasdaq”) and will cease to be publicly traded, and (iii) Brookline common stock will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After the completion of the Mergers, Berkshire stockholders will continue to own their existing shares of Berkshire common stock. See the Merger Agreement for more information about the Merger.
Q:
When and where will the Berkshire Annual Meeting and the Brookline Special Meeting take place?

A:
The Berkshire Annual meeting will be held virtually via live webcast, on May 21, 2025 at 10:00 a.m., Eastern time. Berkshire stockholders will not be able to attend the meeting in person.

The Brookline Special Meeting will be held virtually via live webcast, on May 21, 2025 at 9:30 a.m., Eastern time. Brookline stockholders will not be able to attend the meeting in person.
Q:
What matters will be considered at the Berkshire Annual Meeting and the Brookline Special Meeting?

A:
At the Berkshire Annual Meeting, Berkshire stockholders will be asked to consider and vote on the following proposals:

•
Berkshire Proposal 1: The Berkshire Share Issuance Proposal;

•
Berkshire Proposal 2: The Berkshire Certificate of Incorporation Amendment Proposal;

•
Berkshire Proposal 3: The Berkshire Equity Plan Proposal;

•
Berkshire Proposal 4: The Berkshire Director Election Proposal;

•
Berkshire Proposal 5: The Berkshire Say-on-Pay Proposal;

•
Berkshire Proposal 6: The Berkshire Auditor Ratification Proposal; and

•
Berkshire Proposal 7: The Berkshire Adjournment Proposal.

At the Brookline Special Meeting, Brookline stockholders will be asked to consider and vote on the following proposals:
•
Brookline Proposal 1: The Brookline Merger Proposal;

•
Brookline Proposal 2: The Brookline Merger-Related Compensation Proposal; and

•
Brookline Proposal 3: The Brookline Adjournment Proposal.

In order to complete the Mergers, among other things, Berkshire stockholders must approve the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, and the Berkshire Equity Plan Proposal, and Brookline stockholders must approve the Brookline Merger Proposal.
None of the approvals of the Berkshire Director Election Proposal, the Berkshire Say-on-Pay Proposal, the Berkshire Auditor Ratification Proposal, the Berkshire Adjournment Proposal, the Brookline Merger-Related Compensation Proposal, or the Brookline Adjournment Proposal is a condition to the obligations of Berkshire or Brookline to complete the Mergers.
Q:
Why must Berkshire stockholders approve the issuance of shares of Berkshire common stock in connection with the Mergers (i.e., the Berkshire Share Issuance Proposal)?

The Berkshire stockholders are required to approve the issuance of shares of Berkshire common stock in connection with the Mergers, which will require the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting. Because Berkshire is listed on the New York Stock Exchange (the “NYSE”) and is subject to the NYSE’s listing rules, and Berkshire will issue in excess of 20% of its outstanding shares of Berkshire common stock to Brookline stockholders in connection with the Mergers, under the NYSE’s listing rules, Berkshire stockholders are required to approve the issuance of shares of Berkshire common stock in connection with the Merger. The Mergers cannot be completed unless Berkshire stockholders approve the Berkshire Share Issuance Proposal.
Q:
What will Brookline stockholders receive in the Mergers?

A:
In the Mergers, Brookline stockholders will receive 0.42 shares of Berkshire common stock for each share of Brookline common stock held immediately prior to the completion of the Merger. Berkshire will not issue any fractional shares of Berkshire common stock in the Mergers. Brookline stockholders who would otherwise be entitled to a fractional share of Berkshire common stock in the Mergers will instead receive an amount in cash without interest) determined by multiplying such fractional interest by the average closing price per share of Berkshire common stock, as reported on Nasdaq (as reported in The Wall Street Journal or, if not reported therein, in another authoritative source), for the ten consecutive trading days ending on the day immediately prior to the closing date of the Mergers (the “Berkshire average share price”), rounded to the nearest whole cent.

Q:
What will Berkshire stockholders receive in the Mergers?

A:
In the Mergers, Berkshire stockholders will not receive any consideration, and their shares of Berkshire common stock will remain outstanding and will constitute shares of Berkshire common stock following the Mergers. Following the Mergers, shares of Berkshire common stock will continue to be traded on the NYSE.

Q:
Will the value of the Merger Consideration change between the date of the Joint Proxy Statement/Prospectus and the time the Mergers are completed?

A:
Yes. Upon consummation of the Mergers, each issued and outstanding share of Brookline common stock will be canceled and converted into the right to receive a number of shares of Berkshire common stock based upon the exchange ratio. As such, the value of the Merger Consideration will largely depend on the market price for a share of Berkshire common stock at the time the Mergers are completed. The market price for a share of Berkshire common stock when Brookline stockholders receive such shares of Berkshire common stock after the Mergers are completed could be greater than, less than, or the same as the market price of shares of Berkshire common stock on the date of this Joint Proxy Statement/Prospectus. Neither Berkshire nor Brookline is permitted to terminate the Merger Agreement as a result of any increase or decrease in the market price of Berkshire common stock or Brookline common stock.
Q:
What equity stake will Berkshire and Brookline stockholders hold in the surviving corporation immediately following the Mergers?

A:
Immediately following completion of the Mergers, current Berkshire stockholders will own in the aggregate approximately 55% of the outstanding shares of the surviving corporation’s common stock, and Brookline stockholders will own in the aggregate approximately 45% of the outstanding shares of the surviving corporation’s common stock.

Q:
How will the Mergers affect Brookline equity awards?

A:
At the effective time of the Merger, except as otherwise agreed between Berkshire and Brookline, all outstanding time or performance-based restricted stock awards in respect of a share of Brookline common stock under the Brookline Bancorp, Inc. 2021 Stock Option and Incentive Plan (the “Brookline Stock Plan”) will accelerate in full and fully vest, and be converted into the right for the holder to receive shares of Berkshire common stock in accordance with the exchange ratio. Any applicable performance-based vesting conditions will be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recently completed fiscal quarter prior to the closing of the Merger.

Q:
How will the Mergers affect Berkshire equity awards?

A:
At the effective time of the Merger, except as otherwise agreed between Berkshire and Brookline, all outstanding time or performance-based restricted stock awards in respect of a share of Berkshire common stock under the Berkshire Hills Bancorp, Inc. 2018 Equity Incentive Plan and the Berkshire Hills Bancorp, Inc. 2022 Equity Incentive Plan (the “Berkshire Stock Plans”), will accelerate in full and fully vest. Any applicable performance-based vesting conditions will be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recently completed fiscal quarter prior to the closing of the Mergers.

Except as otherwise agreed between Berkshire and Brookline, all outstanding and unexercised stock options in respect of a share of Berkshire common stock under the Berkshire Stock Plans, shall, automatically and without any required action on the part of the holder thereof, accelerate in full and fully vest, and shall remain outstanding with the same exercise price to which they were subject prior to the effective time of the Mergers, and except as noted above, shall not otherwise be affected by the Mergers.
Q:
How will the Merger affect Berkshire’s or Brookline’s existing 401(k) plan?

A:
The Merger Agreement provides that, unless otherwise agreed between Berkshire and Brookline no later than ten days prior to the effective time of the Mergers, Brookline will terminate its 401(k) plan effective as of the day immediately prior to the effective time (but contingent upon the occurrence thereof) and adopt all required compliance amendments pursuant to written resolutions, the form and substance of which will be subject to reasonable review and comment by Berkshire. If the Brookline 401(k) plan is terminated, Berkshire agrees to permit participants in the Brookline 401(k) plan who are Brookline employees to roll over their account balances from such plan to Berkshire’s 401(k) plan, and such Brookline employees who satisfy the eligibility requirements of Berkshire’s 401(k) plan (taking into account credit for prior years of service with Brookline pursuant to the Merger Agreement, other than for purposes of profit-sharing contribution) will be eligible to immediately participate in Berkshire’s 401(k) plan.

Q:
How does the Berkshire board of directors recommend that I vote at the Berkshire Annual Meeting?

A:
The Berkshire board of directors (the “Berkshire board”) has unanimously (i) determined that the issuance of Berkshire common stock is in the best interests of Berkshire and its stockholders, and (ii) approved the Merger Agreement and the consummation of the transactions contemplated thereby, including the issuance of Berkshire common stock. The Berkshire board unanimously recommends that Berkshire stockholders vote “FOR” the Berkshire Share Issuance Proposal, “FOR” the Berkshire Certificate of Incorporation Amendment Proposal, “FOR” the Berkshire Equity Plan Proposal, “FOR” the Berkshire Director Election Proposal; “FOR” the Berkshire Say-on-Pay Proposal, “FOR” the Berkshire Auditor Ratification Proposal, and “FOR” the Berkshire Adjournment Proposal.

See the sections entitled “Description of the Mergers — Berkshire’s Reasons for the Merger; Recommendation of Berkshire’s Board of Directors” beginning on page 88 for a more detailed discussion of the Berkshire board’s recommendations and reasons therefor. In addition, certain of Berkshire’s officers and directors have financial interests in the transactions contemplated by the Merger Agreement that are different from, or in addition to, the interests of Berkshire stockholders. These interests are described in more detail in the section titled “Description of the Mergers — Interests of Berkshire’s Directors and Executive Officers in the Mergers” beginning on page 108.
Q:
How does the Brookline board of directors recommend that I vote at the Brookline Special Meeting?

A:
The Brookline board of directors (the “Brookline board”) has unanimously (i) determined that the Merger Agreement and the Merger are in the best interests of Brookline, and (ii) approved the Merger Agreement, the Merger, and the other actions contemplated by the Merger Agreement. The Brookline board unanimously recommends that Brookline stockholders vote “FOR” the Brookline Merger Proposal, “FOR” the Brookline Merger-Related Compensation Proposal, and “FOR” the Brookline Adjournment Proposal.

See the sections entitled “Description of the Mergers — Brookline’s Reasons for the Mergers; Recommendation of the Brookline Board of Directors” beginning on page 74 for a more detailed discussion of the Brookline board’s recommendations and reasons therefor. In addition, certain of Brookline’s officers and directors have financial interests in the transactions contemplated by the Merger Agreement that are different from, or in addition to, the interests of Brookline stockholders. These interests are described in more detail in the section entitled “Description of the Mergers — Interests of Brookline’s Directors and Executive Officers in the Mergers” beginning on page 113.
Q:
Who is entitled to vote at the Berkshire Annual Meeting?

A:
The holders of record of Berkshire common stock at the close of business on March 26, 2025, which is the date the Berkshire board has fixed as the record date for the Berkshire Annual Meeting (the “Berkshire record date”) are entitled to vote at the Berkshire Annual Meeting.

Berkshire stockholders are entitled to one vote for each share of Berkshire common stock held as of the Berkshire record date. As of the close of business on the Berkshire record date, there were 46,378,257 outstanding shares of Berkshire common stock.
Attendance at the Berkshire Annual Meeting is not required to vote. See below and the section entitled “Annual Meeting of Berkshire Stockholders — How to Vote” beginning on page 39 for instructions on how to vote your shares of Berkshire common stock.
Q:
Who is entitled to vote at the Brookline Special Meeting?

A:
The holders of record of Brookline common stock at the close of business on March 26, 2025, which is the date the Brookline board has fixed as the record date for the Brookline Special Meeting (the “Brookline record date”), are entitled to vote at the Brookline Special Meeting.

Brookline stockholders are entitled to one vote for each share of Brookline common stock held as of the Brookline record date. As of the close of business on the Brookline record date, there were 89,960,465 outstanding shares of Brookline common stock.

Attendance at the Brookline Special Meeting is not required to vote. See below and the section entitled “Special Meeting of Brookline Stockholders — How to Vote” beginning on page 60 for instructions on how to vote your shares of Brookline common stock.
Q:
What constitutes a quorum for the Berkshire Annual Meeting?

A:
A quorum, consisting of the holders of a majority of all the shares of Berkshire common stock entitled to vote at the Berkshire Annual Meeting, must be present in person or by proxy before any action may be taken at the Berkshire Annual Meeting. Once a share of Berkshire common stock is represented at the Berkshire Annual Meeting, it will be counted for the purpose of determining a quorum not only at the Berkshire Annual Meeting but also at any adjournment or postponement of the Berkshire Annual Meeting. In the event that a quorum is not present at the Berkshire Annual Meeting, it is expected that the Berkshire Annual Meeting will be adjourned or postponed. Abstentions and broker non-votes will not be counted for purposes of determining the number of votes cast on a proposal, but abstentions and broker non-votes will be treated as present for quorum purposes.

Q:
What constitutes a quorum for the Brookline Special Meeting?

A:
A quorum, consisting of the holders of a majority of all the shares of Brookline common stock entitled to vote at the Brookline Special Meeting, must be present in person or by proxy before any action may be taken at the Brookline Special Meeting. Once a share of Brookline common stock is represented at the Brookline Special Meeting, it will be counted for the purpose of determining a quorum not only at the Brookline Special Meeting but also at any adjournment or postponement of the Brookline Special Meeting. In the event that a quorum is not present at the Brookline Special Meeting, it is expected that the Brookline Special Meeting will be adjourned or postponed. Abstentions and broker non-votes (if any) will not be counted for purposes of determining the number of votes cast on a proposal, but abstentions will be treated as present for quorum purposes.

Q:
What vote is required for the approval of each proposal at the Berkshire Annual Meeting?

A:
Berkshire Proposal 1 — The Berkshire Share Issuance Proposal.   Approval of the Berkshire Share Issuance Proposal requires the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting. If you fail to submit a proxy or vote in person at the Berkshire Annual Meeting, mark “ABSTAIN” on your proxy or fail to instruct your bank, broker or other nominee (which we refer to as a broker non-vote) with respect to the Berkshire Share Issuance Proposal, it will have no effect on such proposal.

Berkshire Proposal 2 — The Berkshire Certificate of Incorporation Amendment Proposal.   Approval of the Berkshire Certificate of Incorporation Amendment Proposal requires the affirmative vote of majority of the votes cast at the Berkshire Annual Meeting. If you fail to submit a proxy or to vote in person at the Berkshire Annual Meeting, mark “ABSTAIN” on your proxy or fail to instruct your bank, broker or other nominee with respect to the Berkshire Certificate of Incorporation Amendment Proposal, it will have no effect on such proposal.
Berkshire Proposal 3 — The Berkshire Equity Plan Proposal.   Approval of the Berkshire Equity Plan Proposal requires the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting. If you fail to submit a proxy or vote in person at the Berkshire Annual Meeting, mark “ABSTAIN” on your proxy or fail to instruct your bank, broker or other nominee with respect to the Berkshire Equity Plan Proposal, it will have no effect on such proposal.
Berkshire Proposal 4 — The Berkshire Director Election Proposal.   Directors will be elected by a plurality of the votes cast at the Berkshire Annual Meeting. If you fail to submit a proxy or vote in person at the Berkshire Annual Meeting or fail to instruct your bank, broker or other nominee with respect to the Berkshire Director Election Proposal, it will have no effect on such proposal.
Berkshire Proposal 5 — The Berkshire Say-on-Pay Proposal.   Approval of the Berkshire Say-on-Pay Proposal requires the affirmative vote of majority of the votes cast at the Berkshire Annual Meeting. If you fail to submit a proxy or vote in person at the Berkshire Annual Meeting, mark “ABSTAIN” on your proxy or fail to instruct your bank, broker or other nominee with respect to the Berkshire Say-on-Pay Proposal, it will have no effect on such proposal.
Berkshire Proposal 6 — The Berkshire Auditor Ratification Proposal.   Approval of the Berkshire Auditor Ratification Proposal requires the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting. If you fail to submit a proxy or vote in person at the Berkshire Annual Meeting, mark “ABSTAIN” on your proxy or fail to instruct your bank, broker or other nominee with respect to the Berkshire Auditor Ratification Proposal, it will have no effect on such proposal.
Berkshire Proposal 7 — The Berkshire Adjournment Proposal.   Approval of the Berkshire Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting. If you fail to submit a proxy or vote in person at the Berkshire Annual Meeting, mark “ABSTAIN” on your proxy or fail to instruct your bank, broker or other nominee with respect to the Berkshire Adjournment Proposal, it will have no effect on such proposal.
Q:
What vote is required for the approval of each proposal at the Brookline Special Meeting?

A:
Brookline Proposal 1 — The Brookline Merger Proposal.   Approval of the Brookline Merger Proposal requires the affirmative vote of a majority of the outstanding shares of Brookline capital stock entitled to vote on the proposal. If you fail to submit a proxy or to vote in person at the Brookline Special Meeting, mark “ABSTAIN” on your proxy or fail to instruct your bank, broker or other nominee (which we refer to as a broker non-vote) with respect to the Brookline Merger Proposal, it will have the same effect as a vote “AGAINST” such proposal.

Brookline Proposal 2 — The Brookline Merger-Related Compensation Proposal.   Approval of the non-binding, advisory Brookline Merger-Related Compensation Proposal requires the affirmative vote of a majority of the votes cast at the Brookline Special Meeting. If you fail to submit a proxy or to vote in person at the Brookline Special Meeting, mark “ABSTAIN” on your proxy or submit as a broker non-vote with respect to the Brookline Merger-Related Compensation Proposal, it will have no effect on such proposal.
Brookline Proposal 3 — The Brookline Adjournment Proposal.   Approval of the Brookline Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Brookline Special Meeting. If a quorum is present at the Brookline Special Meeting, if you fail to submit a proxy or to vote in person at the Brookline Special Meeting, mark “ABSTAIN” on your proxy or fail to instruct your bank, broker or submit as a broker non-vote with respect to the Brookline Adjournment Proposal, it will have no effect on such proposal.
Q:
Why am I being asked to consider and vote on the Brookline Merger-Related Compensation Proposal?

A:
Under Securities and Exchange Commission (“SEC”) rules, Brookline is required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to Brookline’s named executive officers that is based on or otherwise relates to the Mergers, or “golden parachute” compensation.

Q:
What will happen if Brookline stockholders do not approve the Brookline Merger-Related Compensation Proposal?

A:
The vote with respect to the Brookline compensation proposal is an advisory vote and will not be binding on Brookline or the Brookline board. Therefore, if the Brookline Merger Proposal is not approved by Brookline stockholders, the compensation described in the Brookline Merger-Related Compensation Proposal could still be paid to the Brookline named executive officers, if and to the extent required or allowed under applicable law, even if Brookline stockholders do not approve the Brookline compensation proposal.

Q:
What if I hold shares in both Berkshire and Brookline?

A:
If you hold shares of both Berkshire common stock and Brookline common stock, you will receive separate packages of proxy materials. A vote cast as a Berkshire stockholder will not count as a vote cast as a Brookline stockholder, and a vote cast as a Brookline stockholder will not count as a vote cast as a Berkshire stockholder. Therefore, please submit separate proxies for your shares of Berkshire common stock and your shares of Brookline common stock.

Q:
How can I attend, vote and ask questions at the Berkshire Annual Meeting or the Brookline Special Meeting?

A:
Record Holders.   If you hold shares directly in your name as the holder of record of Berkshire common stock or Brookline common stock, you are a “record holder” and your shares may be voted at the Berkshire Annual Meeting or the Brookline Special Meeting by you. If you choose to vote your shares virtually at the respective special meeting via the applicable special meeting website, you will need the control number, as described below.

Beneficial Owners.   If you hold shares in a brokerage or other account in “street name,” you are a “beneficial owner” and your shares may be voted at the Berkshire Annual Meeting or the Brookline Special Meeting, as applicable, by you as described below. If you choose to vote your shares virtually at the respective stockholder meeting via the applicable meeting website, you will need the control number, as described below.
Berkshire Annual Meeting.   To participate in the Berkshire Annual Meeting, visit www.virtualshareholdermeeting.com/BHLB2025. Berkshire stockholders may log into the meeting platform beginning at 9:45 a.m., Eastern time, on May 21, 2025. The live webcast will begin promptly at 10:00 a.m., Eastern time. Berkshire stockholders are encouraged to access the Berkshire Annual Meeting website prior to the start of the meeting and to allow sufficient time to complete the online registration process. You should plan to have your proxy card available when you vote, as you will need the number that is printed in the box on the proxy card marked by the arrow. This is your control number.
Brookline Special Meeting.   To participate in the Brookline Special Meeting, visit www.virtualshareholdermeeting.com/BRKL2025SM. Brookline stockholders may log into the meeting platform beginning at 9:15 a.m., Eastern time, on May 21, 2025. The live webcast will begin promptly at 9:30 a.m., Eastern time. Brookline stockholders are encouraged to access the Brookline Special Meeting website prior to the start of the meeting and to allow sufficient time to complete the online registration process. You should plan to have your proxy card available when you vote, as you will need the number that is printed in the box on the proxy card marked by the arrow. This is your control number.
Berkshire and Brookline recommend that you vote your shares in advance so that your vote will be counted if you later decide not to or become unable to attend the respective stockholder meeting.
Q:
How can I vote my shares without attending my respective special meeting?

A:
Whether you hold your shares directly as the record holder of Berkshire common stock or Brookline common stock or beneficially in “street name,” you may direct your vote by proxy without attending the Berkshire Annual Meeting or the Brookline Special Meeting, as applicable. If you are a record holder of Berkshire common stock or Brookline common stock, you can vote your shares by proxy via the Internet, by mobile device or by mail by following the instructions provided in the enclosed proxy card. If you hold shares beneficially in “street name” as a beneficial owner of Berkshire common stock or Brookline common stock, you should follow the voting instructions provided by your bank, broker, trustee or other nominee.

Additional information on voting procedures can be found under the section entitled “Annual Meeting of Berkshire Stockholders — How to Vote” on page 39 and under the section entitled “Special Meeting of Brookline Stockholders — How to Vote” on page 60.

Q:
What do I need to do now?

A:
Read and consider the information contained in this Joint Proxy Statement/Prospectus, including the Annexes carefully and then please submit as soon as possible either your Berkshire proxy, in the case of Berkshire stockholders, or your Brookline proxy, in the case of Brookline stockholders.

Q:
If my shares of Berkshire common stock or Brookline common stock are held in street name by my broker, will my broker automatically vote my shares for me?

A:
No. Your bank, broker or other nominee will not be able to vote shares held by it in street name on your behalf without instructions from you. You should instruct your bank, broker or other nominee to vote your shares by following the directions your bank, broker or other nominee provides to you. Please check the voting instructions form used by your bank, broker or other nominee.

Q:
What is a “broker non-vote”?

A:
A “broker non-vote” occurs when a broker, bank or other nominee holding shares on your behalf does not receive voting instructions from you. If that happens, the broker, bank or other nominee may vote those shares only on matters deemed “routine” under the rules of the NYSE. On non-routine matters, the broker, bank or other nominee cannot vote those shares unless they receive voting instructions from the beneficial owner. A “broker non-vote” occurs when a broker has not received voting instructions and either declines to exercise its discretionary authority to vote on routine matters or is barred from doing so because the matter is non-routine. The Brookline Merger Proposal, the Brookline Merger-Related Compensation Proposal, and the Brookline Adjournment Proposal are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. The Berkshire Share Issuance Proposal, the Berkshire Equity Plan Proposal, the Berkshire Director Election Proposal, the Berkshire Say-on-Pay Proposal, and the Berkshire Adjournment Proposal are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. The Berkshire Certificate of Incorporation Amendment Proposal and the Berkshire Auditor Ratification Proposal are considered to be “routine” matters, such that your broker, bank or other agent may vote your shares in its discretion in the absence of your voting instructions.

Q:
What if I abstain from voting or fail to instruct my bank, broker or other nominee?

A:
For the purposes of the Berkshire Annual Meeting, an abstention occurs when a Berkshire stockholder attends the Berkshire Annual Meeting and does not vote or returns a proxy with an “ABSTAIN” instruction. Abstentions and broker non-votes of shares of Berkshire common stock will not have any effect on the approval of the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, the Berkshire Equity Plan Proposal, the Berkshire Director Election Proposal, the Berkshire Say-on-Pay Proposal, the Berkshire Auditor Ratification Proposal, or the Berkshire Adjournment Proposal.

For purposes of the Brookline Special Meeting, an abstention occurs when a Brookline stockholder attends the Brookline Special Meeting and does not vote or returns a proxy with an “ABSTAIN” instruction. In the event that a quorum is present, abstentions and broker non-votes of shares of Brookline common stock will have the same effect as a vote “AGAINST” the Brookline Merger Proposal. Abstentions and broker non-votes of shares of Brookline common stock will not have any effect on the approval of the Brookline Merger-Related Compensation Proposal or the Brookline Adjournment Proposal at the Brookline Special Meeting.
Q:
Why is my vote important?

A:
The Merger cannot be completed unless Berkshire stockholders approve the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, and the Berkshire Equity Plan Proposal, and Brookline stockholders approve the Brookline Merger Proposal, which are the only applicable Berkshire or Brookline stockholder proposals necessary to complete the Mergers.

Information about the Berkshire Annual Meeting and the Brookline Special Meeting, the Mergers, and other matters to be considered by stockholders of each of Berkshire and Brookline is contained in this document.
Q:
What if I am a record holder and I do not indicate a decision with respect to the matters required to be voted on?

A:
If you are a record holder of Berkshire common stock or Brookline common stock and you returned a signed proxy card without indicating how to vote on any particular proposal, the shares of Berkshire common stock represented by your proxy will be voted as recommended by the Berkshire board with respect to such proposals, or the shares of Brookline common stock represented by your proxy will be voted as recommended by the Brookline board with respect to such proposals, as the case may be.

Q:
Can I change my vote?

A:
You may revoke your proxy at any time before it is exercised.

Berkshire stockholders that are stockholders of record must give written notice of revocation to the Corporate Secretary of Berkshire, submit another properly signed proxy with a more recent date, vote again via the Internet or by telephone, or vote at the Berkshire Annual Meeting. Please note that simply participating in the Berkshire Annual Meeting in person without voting will not revoke your proxy.
You may revoke a proxy for shares held by a bank, broker, or other nominee by submitting new voting instructions to the bank, broker, or other nominee or, if you have obtained a legal proxy from the bank, broker, or other nominee giving you the right to vote the shares at the Berkshire Annual Meeting, by following the voting instructions provided in the legal proxy.
Brookline stockholders that are stockholders of record must file a written revocation with the Corporate Secretary of Brookline, submit a new proxy by telephone or the Internet, or submit a new proxy card after the time and date of the previously submitted proxy card, or attend the Brookline Special Meeting and vote at the Brookline Special Meeting. Simply attending the Brookline Special Meeting without voting will not revoke a Brookline proxy.
If you have instructed a bank, broker or other nominee to vote your shares of Brookline common stock, you must follow directions received from the bank, broker or other nominee to change his or her vote. Revocation of a proxy or a later-dated proxy received by Brookline after the vote will not affect the vote. Attendance at the Brookline Special Meeting will not, in and of itself, constitute revocation of a proxy.
Q:
Will Berkshire be required to submit the Berkshire Share Issuance Proposal to its stockholders even if the Berkshire board has withdrawn, modified or qualified its recommendation?

A:
Yes. Unless the Merger Agreement is terminated before the Berkshire Annual Meeting, Berkshire is required to submit the Berkshire Share Issuance Proposal to Berkshire stockholders even if the Berkshire board has withdrawn, modified or qualified its recommendation.

Q:
Will Brookline be required to submit the Brookline Merger Proposal to its stockholders even if the Brookline board has withdrawn, modified or qualified its recommendation?

A:
Yes. Unless the Merger Agreement is terminated before the Brookline Special Meeting, Brookline is required to submit the Brookline Merger Proposal to Brookline stockholders even if the Brookline board has withdrawn, modified or qualified its recommendation.

Q:
Will Berkshire stockholders have appraisal or dissenters’ rights in connection with the Mergers?

A:
No. Under the provisions of the Delaware General Corporation Law (the “DGCL”), Berkshire stockholders are not entitled to appraisal or dissenters’ rights in the Merger.

Q:
Will Brookline stockholders have appraisal or dissenters’ rights in connection with the Mergers?

A:
No. Under the provisions of the DGCL, Brookline stockholders are not entitled to appraisal or dissenters’ rights in the Merger.

Q:
Are there any risks that should be considered in deciding whether to vote for the matters required to be voted on by the respective stockholders of Berkshire and Brookline?

A:
Yes. Set forth under the section entitled “Risk Factors” beginning on page 24, are a number of risk factors that Berkshire stockholders and Brookline stockholders should consider carefully.

Q:
What are the U.S. federal income tax consequences of the Mergers to Brookline stockholders?

A:
The Mergers are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes, and each of Berkshire’s and Brookline’s obligations to complete the Mergers is conditioned on the receipt of a legal opinion to the effect that the Mergers will so qualify. Assuming the Mergers qualify as a reorganization, subject to the limitations and more detailed discussion set forth in the section entitled “Description of the Mergers — Material United States Federal Income Tax Consequences of the Mergers” beginning on page 104, Brookline stockholders generally will not recognize any gain or loss for U.S. federal income tax purposes on the exchange of their Brookline common stock for Berkshire common stock in the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of a fractional share of Berkshire common stock.

Brookline stockholders who receive cash in lieu of fractional shares will be treated as having received the fractional share and then having the fractional share redeemed by Berkshire for cash. Accordingly, a portion of their adjusted basis in shares of Brookline common stock surrendered pursuant to the Mergers will be allocated to the fractional share which is deemed to have been received and the Brookline stockholder will recognize gain or loss in an amount equal to the difference between the cash received for the fractional share and his or her adjusted basis allocable to that fractional share.
The tax consequences of the Mergers to a particular Brookline stockholder will depend in part on such stockholder’s individual circumstances. Accordingly, each Brookline stockholder is urged to consult his or her own tax advisor for a full understanding of the tax consequences of the Merger to such stockholder, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws.
For further information concerning the U.S. federal income tax consequences of the Mergers, see the section entitled “Description of the Mergers — Material United States Federal Income Tax Consequences of the Mergers” beginning on page 104.
Q:
When do Berkshire and Brookline expect to complete the Mergers?

A:
The parties expect to complete the Mergers by the end of the second half of 2025; however, there is no assurance when or if the Mergers will occur. Prior to the consummation of the Mergers, Berkshire stockholders must approve the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, and the Berkshire Equity Plan Proposal at the Berkshire Annual Meeting, Brookline stockholders must approve the Brookline Merger Proposal at the Brookline Special Meeting, and other conditions to the consummation of the Merger must be satisfied.

Q:
What are the conditions to complete the Mergers?

A:
The obligations of Berkshire and Brookline to complete the Mergers are subject to the satisfaction or waiver of certain closing conditions contained in the Merger Agreement, including the receipt of requisite regulatory approvals and the expiration of all statutory waiting periods without the imposition of any materially burdensome regulatory condition, the receipt of certain tax opinions, the approval by Berkshire stockholders of the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, and the Berkshire Equity Plan Proposal, the approval by Brookline stockholders of the Brookline Merger Proposal, the authorization for listing on the NYSE of the shares of Berkshire common stock to be issued in the Merger, the effectiveness of the registration statement of which this Joint Proxy Statement/Prospectus forms a part, the absence of legal restraint prohibiting the Merger, the parties’ performance of their respective obligations under the Merger Agreement subject to certain materiality qualifications, and the accuracy of the representations and warranties made in the

Merger Agreement subject to certain materiality qualifications. For more information, see the section entitled “Description of the Mergers — Conditions to Completing the Mergers” beginning on page 124
Q:
What happens if the Mergers are not completed?

A:
If the Mergers are not completed, Brookline stockholders will not receive any consideration for their shares of Brookline common stock in connection with the Mergers. Instead Brookline will remain an independent public company and Brookline common stock will continue to be listed and traded on Nasdaq. In addition, if the Merger Agreement is terminated in certain circumstances, a termination fee of $45.0 million will be payable by either Berkshire or Brookline, as applicable. See the section entitled “Description of the Mergers — Termination Fee” beginning on page 131 for a more detailed discussion of the circumstances under which a termination fee will be required to be paid.

Q:
What happens if I sell my shares after the applicable record date but before the Berkshire Annual Meeting or Brookline Special Meeting, as applicable?

A:
Each of the Berkshire record date and Brookline record date is earlier than the date of the Berkshire Annual Meeting and the Brookline Special Meeting, as applicable, and earlier than the date that the Mergers are expected to be completed. If you sell or otherwise transfer your shares of Berkshire common stock or Brookline common stock, as applicable, after the applicable record date but before the date of the applicable special meeting, you will retain your right to vote at such special meeting (provided that such shares remain outstanding on the date of such special meeting), but, with respect to Brookline common stock, you will not have the right to receive the Merger Consideration to be received by Brookline stockholders in connection with the Mergers. In order to receive the Merger Consideration, you must hold your shares of Brookline common stock through the completion of the Mergers.

Q:
If the Mergers are completed, when can Brookline stockholders expect to receive the Merger Consideration?

A:
Promptly following the completion of the Mergers, the exchange agent will send each former Brookline stockholder of record instructions detailing how such stockholders can exchange their shares of Brookline common stock for the Merger Consideration.

Q:
What should I do if I receive more than one set of voting materials for the same special meeting?

A:
If you are a beneficial owner and hold shares of Berkshire common stock or Brookline common stock in “street name” and also are a record holder and hold shares directly in your name or otherwise or if you hold shares of Berkshire common stock or Brookline common stock in more than one brokerage account, you may receive more than one set of voting materials relating to the same special meeting.

Record Holders.   For shares held directly, please complete, sign, date and return each proxy card (or cast your vote by telephone or the Internet as provided on each proxy card) or otherwise follow the voting instructions provided in this Joint Proxy Statement/Prospectus in order to ensure that all of your shares of Berkshire common stock or Brookline common stock are voted.
Beneficial Owners.   For shares held in “street name” through a bank, broker, trustee or other nominee, you should follow the procedures provided by your bank, broker, trustee or other nominee in order to vote your shares.
Q:
Whom should I call if I have questions?

A:
If you are a Berkshire stockholder and have any questions concerning the Mergers or Joint Proxy Statement/Prospectus, would like additional copies of the Joint Proxy Statement/Prospectus or need help voting your shares of Berkshire common stock, please contact Berkshire’s proxy solicitor, Innisfree M&A Incorporated, by calling toll-free at (877) 456-3442.

If you are a Brookline stockholder and have any questions concerning the Mergers or Joint Proxy Statement/Prospectus, would like additional copies of the Joint Proxy Statement/Prospectus or need help voting your shares of Brookline common stock, please contact Brookline’s proxy solicitor, Alliance Advisors, LLC, by calling toll-free at (833) 215-7520, or via e-mail to BRKL@allianceadvisors.com.

Q:
Where can I find more information about Berkshire and Brookline?

A:
You can find more information about Berkshire and Brookline from the various sources described under the section entitled “Where You Can Find More Information” beginning on page 143.

Q:
What is householding and how does it affect me?

A:
The SEC permits companies to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the applicable stockholders provide advance notice and follow certain procedures. This process, which is commonly referred to as “householding,” provides extra convenience for stockholders and cost savings for companies. Each of Berkshire and Brookline will mail only one copy of this Joint Proxy Statement/Prospectus to multiple stockholders sharing the same address. Certain brokerage firms may have instituted householding for beneficial owners of Berkshire common stock and Brookline common stock, as applicable, held through brokerage firms. If your household has multiple accounts holding Berkshire common stock or Brookline common stock, as applicable, you may have already received a householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this Joint Proxy Statement/Prospectus. The broker will arrange for delivery of a separate copy of this Joint Proxy Statement/Prospectus promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

SUMMARY
This summary highlights selected information in this document and may not contain all of the information important to you. To understand the Mergers more fully, you should read this entire document carefully, including the annexes and the documents attached to or incorporated by reference into this document.
Information About The Companies
Berkshire Hills Bancorp, Inc.
60 State Street
Boston, Massachusetts 02109
(800) 773-5601 ext. 133773
Berkshire Hills Bancorp, Inc. (NYSE: BHLB) is the parent company of Berkshire Bank, a Massachusetts trust company with branches in New England and New York. With $12.3 billion in assets and 83 branches, Berkshire is headquartered in Boston and provides a full suite of tailored banking solutions through its Commercial Banking, Retail Banking, Consumer Lending, Private Banking and Wealth Management divisions. Berkshire is regulated as a financial holding company under the supervision of the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Berkshire Bank is regulated under the supervision of the Federal Deposit Insurance Corporation (the “FDIC”) and the Massachusetts Division of Banks (the “MDOB”). Berkshire Bank owns Firestone Financial, LLC, which is a Massachusetts limited liability company that services a run-off portfolio of equipment loans, as well as consolidated subsidiaries operated as Massachusetts securities corporations and other subsidiary entities. Berkshire also owns all of the common stock of two Delaware statutory business trusts, Berkshire Hills Capital Trust I and SI Capital Trust II. The capital trusts are unconsolidated and their only material assets are trust preferred securities related to Berkshire’s junior subordinated debentures.
Brookline Bancorp, Inc.
131 Clarendon Street
Boston, Massachusetts 02116
(617) 425-4600
Brookline Bancorp, Inc. (Nasdaq: BRKL) is a multi-bank holding company for Brookline Bank, Bank Rhode Island, PCSB Bank, and their respective subsidiaries. As a commercially-focused financial institution, Brookline, through its banks, offers a wide range of commercial, business and retail banking services, including a full complement of cash management products, on-line banking services, consumer and residential loans and investment services designed to meet the financial needs of small- to mid-sized businesses and retail customers. Brookline also provides equipment financing through its Eastern Funding subsidiary. At December 31, 2024, Brookline had total assets of $11.9 billion, total loans of $9.8 billion, total deposits of $8.9 billion and total stockholders’ equity of $1.2 billion.
Commerce Acquisition Sub, Inc.
60 State Street
Boston, Massachusetts 02109
(800) 773-5601 ext. 133773
Commerce Acquisition Sub, Inc., a direct, wholly owned subsidiary of Berkshire, is a Delaware corporation that was incorporated for the sole purpose of effecting the Merger. In the Merger, Merger Sub will merge with and into Brookline, with Brookline surviving as a direct, wholly owned subsidiary of Berkshire and the separate corporate existence of Merger Sub will cease.
The Berkshire Annual Meeting (page 39)
The Berkshire Annual Meeting is scheduled to take place at 10:00 a.m., Eastern time, on May 21, 2025. The Berkshire Annual Meeting will be held exclusively via a live webcast at www.virtualshareholdermeeting.com/BHLB2025.
At the Berkshire Annual Meeting, Berkshire stockholders will be asked to vote on the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, the Berkshire Equity

Plan Proposal, the Berkshire Director Election Proposal, the Berkshire Say-on-Pay Proposal, the Berkshire Auditor Ratification Proposal, and may be asked to vote on the Berkshire Adjournment Proposal if there are not sufficient votes at the Berkshire Annual Meeting to approve the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, or the Berkshire Equity Plan Proposal.
Only Berkshire stockholders of record as of the close of business on March 26, 2025 are entitled to notice of, and to vote at, the Berkshire Annual Meeting and any adjournments or postponements thereof.
Approval of the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, the Berkshire Equity Plan Proposal, the Berkshire Say-on-Pay Proposal, the Berkshire Auditor Ratification Proposal, and the Berkshire Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting. Directors will be elected by a plurality of the votes cast at the Berkshire Annual Meeting.
If you fail to submit a proxy or vote in person at the Berkshire Annual Meeting, mark “ABSTAIN” on your proxy or fail to instruct your bank, broker or other nominee with respect to Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, the Berkshire Equity Plan Proposal, the Berkshire Director Election Proposal, the Berkshire Say-on-Pay Proposal, the Berkshire Auditor Ratification Proposal, or the Berkshire Adjournment Proposal, it will have no effect on such proposal.
The Brookline Special Meeting (page 60)
The Brookline Special Meeting, to be held by means of remote communication, is scheduled to take place at on May 21, 2025 at 9:30 a.m., Eastern time. The Brookline Special Meeting will be conducted solely by means of remote communication, i.e. virtually, at www.virtualshareholdermeeting.com/BRKL2025SM.
At the Brookline Special Meeting, Brookline stockholders will be asked to vote on the Brookline Merger Proposal, the Brookline Merger-Related Compensation Proposal, and may be asked to vote on the Brookline Adjournment Proposal if there are not sufficient votes at the Brookline Special Meeting to approve the Brookline Merger Proposal.
Only Brookline stockholders of record as of the close of business on March 26, 2025, which is the record date of the Brookline Special Meeting, are entitled to vote at the Brookline Special Meeting and any adjournments or postponements thereof.
Approval of the Brookline Merger Proposal requires the affirmative vote of a majority of the outstanding shares of Brookline capital stock entitled to vote on the proposal. Approval of the Brookline Merger-Related Compensation Proposal and the Brookline Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Brookline Special Meeting. As of March 26, 2025, the record date for the Brookline Special Meeting, there were 89,960,465 shares of Brookline common stock outstanding and entitled to vote. The directors and executive officers of Brookline, as a group, beneficially owned 2,036,897 shares of Brookline common stock, not including shares that may be acquired upon the exercise of stock options, representing approximately 2.26% of the outstanding shares of Brookline common stock as of the record date.
The Mergers and the Merger Agreement (page 66)
The merger of Merger Sub with and into Brookline, immediately followed by the merger of Brookline with and into Berkshire, is governed by the Merger Agreement. The Merger Agreement provides that if all of the conditions are satisfied or waived, Merger Sub will merge with and into Brookline, immediately followed by the merger of Brookline with and into Berkshire, with Berkshire as the surviving corporation. We encourage you to read the Merger Agreement in its entirety, which is included as Annex A to this document.
Merger Consideration (page 66)
If the Mergers are completed, Brookline stockholders will receive 0.42 shares of Berkshire common stock for each share of Brookline common stock held immediately prior to the Mergers. Berkshire will not issue any fractional shares of Berkshire common stock in the Mergers. Berkshire will pay to each former Brookline common stockholder who holds fractional shares an amount in cash determined by multiplying the average of the closing sale prices of Berkshire common stock for the ten consecutive full trading days ending on the day preceding the closing date of the Mergers by the fraction of a share of Berkshire common stock that such stockholder would otherwise be entitled to receive (rounded to the nearest cent).
Based on Berkshire’s closing price of $30.20 on December 13, 2024, which was the last trading date preceding the public announcement of the proposed Mergers, each share of Brookline common stock exchanged for 0.42 shares of Berkshire common stock would have a value of $12.68, or approximately $1.1 billion in aggregate Merger Consideration. Based on Berkshire’s closing price of $26.09 on April 1, 2025, which is the most recent practicable trading day prior to the printing of this document, each share of Brookline common stock exchanged for 0.42 shares of Berkshire common stock would have a value of $10.96. The common stock of Berkshire trades on the NYSE under the symbol “BHLB.” The common stock of Brookline trades on the Nasdaq Global Select Market under the symbol “BRKL.”
The market price of both Berkshire common stock and Brookline common stock will fluctuate before the completion of the Mergers; therefore, you are urged to obtain current market quotations for Berkshire common stock and Brookline common stock.
Market Price and Share Information (page 81)
The following table shows the closing price per share of Berkshire common stock, the closing price per share of Brookline common stock and the equivalent price per share of Brookline common stock, giving effect to the Mergers, on December 13, 2024, which is the last day on which shares of each of Berkshire common stock and Brookline common stock traded preceding the public announcement of the proposed Mergers, and on April 1, 2025, the most recent practicable date before the mailing of this document. The implied value of one share of Brookline common stock is computed by multiplying the price of a share of Berkshire common stock by the 0.42 exchange ratio. See “Description of the Mergers — Consideration to be Received in the Mergers.”
	Berkshire Common Stock	Brookline Common Stock	Implied Value of One Share of Brookline Common Stock
December 13, 2024	$30.20	$12.56	$12.68
April 1, 2025	$26.09	$10.88	$10.96
Treatment of Berkshire Equity Awards (page 102)
The Merger Agreement provides that, at the effective time of the Merger, except as otherwise agreed between Berkshire and Brookline, all outstanding time or performance-based restricted stock awards in respect of a share of Berkshire common stock under the Berkshire Stock Plans, will accelerate in full and fully vest. Any applicable performance-based vesting conditions will be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recently completed fiscal quarter prior to the closing of the Mergers. All outstanding and unexercised stock options in respect of a share of Berkshire common stock under the Berkshire Stock Plans shall, automatically and without any required action on the part of the holder thereof, accelerate in full and fully vest, and shall remain outstanding with the same exercise price to which they were subject prior to the effective time of the Mergers, and except as noted above, shall not otherwise be affected by the Mergers.
Treatment of Brookline Equity Awards (page 102)
The Merger Agreement provides that, at the effective time of the Merger, except as otherwise agreed between Berkshire and Brookline, all outstanding time or performance-based restricted stock awards in respect of a share of Brookline common stock under the Brookline Stock Plan will accelerate in full and fully vest, and be converted into the right for the holder to receive shares of Berkshire common stock in accordance with the exchange ratio. Any applicable performance-based vesting conditions will be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recently completed fiscal quarter prior to the closing of the Merger.

Berkshire’s Reasons for the Merger; Recommendation of Berkshire’s Board of Directors (page 88)
The Berkshire board of directors has unanimously (i) determined that the issuance of Berkshire common stock is in the best interests of Berkshire and its stockholders, (ii) approved the Merger Agreement and the consummation of the transactions contemplated thereby, including the issuance of Berkshire common stock, the amendment to the Berkshire Certificate of Incorporation and the Berkshire Hills Bancorp, Inc. 2025 Stock Option and Incentive Plan. The Berkshire board of directors unanimously recommends that Berkshire stockholders vote “FOR” the Berkshire Share Issuance Proposal, “FOR” the Berkshire Certificate of Incorporation Amendment Proposal, “FOR” the Berkshire Equity Plan Proposal, and “FOR” the Berkshire Adjournment Proposal, if necessary. In reaching this decision, Berkshire’s board of directors considered a variety of factors, which are described in the section entitled “Description of the Mergers — Berkshire’s Reasons for the Mergers; Recommendation of Berkshire’s Board of Directors.” Completion of the Mergers are conditioned upon approval by Berkshire stockholders of the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, and the Berkshire Equity Plan Proposal. Completion of the Mergers are not conditioned upon approval of the Berkshire Adjournment Proposal or the other matters to be voted upon at the Berkshire Annual Meeting.
In addition, the Berkshire board recommends that Berkshire stockholders vote “FOR” the Berkshire Director Election Proposal, “FOR” the Berkshire Say-on-Pay Proposal, and “FOR” the Berkshire Auditor Ratification Proposal.
Brookline’s Reasons for the Merger; Recommendation of the Brookline Board of Directors (page 74)
The Brookline board of directors has unanimously (i) determined that the Merger Agreement and the Mergers contemplated thereby are in the best interest of Brookline and its stockholders, and (ii) approved and declared advisable the Merger Agreement, the Mergers, and the other actions contemplated by the Merger Agreement. The Brookline board of directors unanimously recommends that the Brookline stockholders vote “FOR” the Brookline Merger Proposal, “FOR” the Brookline Merger-Related Compensation Proposal, and “FOR” the Brookline Adjournment Proposal, if necessary. In reaching this decision, Brookline’s board of directors considered a variety of factors, which are described in the section entitled “Description of the Mergers —  Brookline’s Reasons for the Mergers; Recommendation of the Brookline Board of Directors.” Completion of the Mergers is conditioned upon approval by Brookline stockholders of the Brookline Merger Proposal. Completion of the Mergers is not conditioned upon approval of the Brookline Merger-Related Compensation Proposal or the Brookline Adjournment Proposal.
Opinion of Berkshire’s Financial Advisor (page 92)
At the December 15, 2024, meeting of the Berkshire board of directors, representatives of Raymond James & Associates, Inc. (“Raymond James”), rendered Raymond James’s opinion, subsequently confirmed in writing and dated December 16, 2024, to the Berkshire board of directors (in its capacity as such), as to the fairness, as of such date, from a financial point of view, of the exchange ratio in the Mergers pursuant to the Merger Agreement to Berkshire, based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Raymond James in connection with the preparation of its opinion.
The full text of the written opinion of Raymond James, dated December 16, 2024, which sets forth, among other things, the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Raymond James, is attached as Annex B to this Joint Proxy Statement/Prospectus. Raymond James provided its opinion for the information and assistance of the Berkshire board of directors (in its capacity as such) in connection with, and for purposes of, its consideration of the Mergers and its opinion only addresses whether the exchange ratio in the Merger Agreement was fair, from a financial point of view, to Berkshire as of the date of the Raymond James opinion. The opinion of Raymond James did not address any other term or aspect of the Merger Agreement or the transactions contemplated thereby, the underlying business decision of Berkshire to engage in the Mergers, the form or structure of the Mergers, the relative merits of the Mergers as compared to any other alternative business strategies that might exist for Berkshire, or any other transaction in which Berkshire might engage.

The summary of the opinion is qualified in its entirety by reference to the full text of the opinion. Berkshire stockholders are urged to read the entire opinion carefully in connection with their consideration of the Merger Agreement and the Mergers. Neither the Raymond James opinion nor the summary of its opinion and the related analyses set forth in this Joint Proxy Statement/Prospectus is intended to be or constitute advice or a recommendation to the Berkshire board of directors or any holder of Berkshire common stock as to how the Berkshire board of directors, such stockholder or any other person should vote or otherwise act with respect to the Mergers or any other matter. The opinion of Raymond James speaks only as of the date of the opinion and does not reflect any developments that may occur or may have occurred after the date of its opinion and prior to the completion of the Mergers.
Opinion of Brookline’s Financial Advisor (page 78)
At the December 15, 2024, meeting of the Brookline board of directors, representatives of Hovde Group, LLC (“Hovde”) rendered Hovde’s opinion, subsequently confirmed in writing dated December 15, 2024, to the Brookline board of directors (in its capacity as such), as to the fairness, as of such date, from a financial point of view, to the holders of Brookline’s outstanding common stock of the exchange ratio in the Mergers pursuant to the Merger Agreement, based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Hovde in connection with the preparation of its opinion.
The full text of the written opinion of Hovde, dated December 15, 2024, which sets forth, among other things, the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Hovde, is attached as Annex C to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. Hovde’s opinion speaks only as of the date of the opinion. The opinion is directed to the Brookline board of directors and addresses only the fairness, from a financial point of view, of the exchange ratio offered to the holders of Brookline common stock. It does not address the underlying business decision to proceed with the Mergers and does not constitute a recommendation to any Brookline stockholder as to how the stockholder should vote at the Brookline Special Meeting on the Mergers or any related matter. The description of the opinion is qualified in its entirety by reference to the full text of the opinion. Brookline stockholders are urged to read the entire opinion carefully in connection with their consideration of the Mergers. Neither the Hovde opinion nor the summary of its opinion and the related analyses set forth in this Joint Proxy Statement/Prospectus is intended to be or constitute advice or a recommendation to the Brookline board of directors or any holder of Brookline common stock as to how the Brookline board of directors, such stockholder or any other person should vote or otherwise act with respect to the Merger or any other matter.
Corporate Governance and Operations of the Surviving Corporation and the Surviving Bank After the Mergers (page 123)
The Merger Agreement provides corporate governance procedures, including those set forth below. The form of amendments to the Berkshire Amended and Restated Bylaws is included in this document as Annex E.
Board of Directors.   The board of directors of the surviving corporation will be comprised of 16 directors, with eight directors designated by each of Berkshire (which will include David M. Brunelle) and Brookline (which will include Paul A. Perrault).
Executive Management.   Effective as of the closing of the Mergers and the Bank Merger and pursuant to the agreed-upon amendments to the current Berkshire Amended and Restated Bylaws, (i) Mr. Brunelle will serve as the Chairman of the board of directors of surviving corporation and of the board of directors of the surviving bank for a term of two years (assuming Mr. Brunelle is elected for a second term), and (ii) Mr. Perrault will serve as the President and Chief Executive Officer of the surviving corporation and a member of the board of directors of surviving corporation and of the board of directors of the surviving bank for a term of two years (assuming Mr. Perrault is elected for a second term). The senior executive officers of the surviving corporation and surviving bank, in addition to Mr. Perrault, will consist of (in alphabetical order) (i) Carl M. Carlson, the current Co-President and Chief Financial and Strategy Officer of Brookline, will serve as Chief Financial and Strategy Officer; (ii) Jacqueline Courtwright, the current Chief Human Resources & Culture Officer of Berkshire, will serve as Chief Human Resources Officer; (iii) Sean

Gray, the current Chief Operating Officer of Berkshire and President of Berkshire Bank, will serve as Chief Operations Officer; (iv) Michael McCurdy, the current Co-President and Chief Operating Officer of Brookline, will serve as Chief Banking Officer; (v) Mark Meiklejohn, the current Chief Credit Officer of Brookline, will serve as Chief Credit Officer; and (vi) Wm. Gordon Prescott, the current General Counsel & Corporate Secretary of Berkshire, will serve as General Counsel and Corporate Secretary.
Corporate Name and Headquarters.   Effective as of the closing of the Mergers and the Bank Merger, the headquarters and main office of the surviving corporation and the surviving bank will be located at 131 Clarendon Street, Boston, Massachusetts 02116. The parties shall mutually agree on determining the names of the surviving corporation and surviving bank.
For a more complete description of certain governance provisions, see “Description of the Mergers —  Corporate Governance and Operations of the Surviving Corporation and the Surviving Bank After the Mergers” beginning on page 123.
Interests of Berkshire’s Directors and Executive Officers in the Mergers (page 108)
In considering the recommendation of Berkshire’s board of directors with respect to the Mergers, Berkshire stockholders should be aware that the directors and executive officers of Berkshire have interests in the Mergers that are different from, or in addition to, the interests of Berkshire stockholders generally. The board of directors of Berkshire was aware of these interests and considered them, among other matters, in approving the Merger Agreement and related transactions. These interests include, among others, the following:
•
Each Berkshire restricted stock award outstanding immediately prior to the effective time of the Mergers will fully vest, with any performance-based vesting condition to be determined based upon the greater of: (i) the target level of performance; or (ii) actual annualized performance measured as of the most recently completed fiscal quarter;

•
Berkshire, Berkshire Bank and Brookline Bank entered into a new employment agreement with Sean Gray, who will serve as Chief Operations Officer of Berkshire and Brookline Bank, that will be effective at the closing of the Mergers. The new employment agreement will supersede Mr. Gray’s change in control agreement with Berkshire and provide for: (a) retention payments, and (b) a cash severance payment and reimbursement of certain insurance premiums if Mr. Gray’s employment is voluntarily terminated for good reason or involuntarily terminated without cause following the closing date of the Mergers;

•
Interests in supplemental executive retirement agreements with each of Mr. Mhatre, President and Chief Executive Officer, and Mr. Gray, Senior Executive Vice President and Chief Operating Officer, which will be terminated as of the closing date of the Mergers, and Messrs. Mhatre and Gray will be paid the full normal retirement age benefit under the respective agreements no later than the first payroll cycle following the closing date of the Mergers;

•
Berkshire Bank’s current enhanced change in control severance plan, which covers Mr. Brbovic, Mr. Brown and Mr. Lindenmuth and other officers of Berkshire Bank, provides for cash severance payments and continued life insurance and non-taxable medical and dental insurance if the executive’s employment is voluntarily terminated for good reason or involuntarily terminated without cause following a change in control;

•
At the closing of the Mergers, certain of Berkshire’s directors and executive officers will continue to serve as directors or executive officers of the resulting company; and

•
The rights of Berkshire executive officers and directors under the Merger Agreement to continued indemnification coverage and continued coverage under directors’ and officers’ liability insurance policies.

For a more complete description of these interests, see “Description of the Mergers — Interests of Berkshire’s Directors and Executive Officers in the Mergers.”

Interests of Brookline’s Directors and Executive Officers in the Mergers (page 113)
In considering the recommendation of the board of directors of Brookline to approve the Merger Agreement, you should be aware that Brookline’s directors and executive officers have employment and other compensation agreements or plans that give them financial interests in the Mergers that are different from, or in addition to, the interests of Brookline stockholders generally and that may create potential conflicts of interest. The board of directors of Brookline was aware of these interests and considered them, among other matters, in approving the Merger Agreement and related transactions. These interests include:
•
Brookline has entered into retention bonus agreements with each of Carl M. Carlson and Michael W. McCurdy that will be effective at the closing of the Mergers and which will provide for transaction bonuses;

•
Berkshire and Brookline Bank have entered into employment agreements with Mark J. Meiklejohn and William C. Tsonos that will be effective at the closing of the Mergers and which will supersede their current change in control agreements;

•
Berkshire has agreed to assume Brookline’s current employment agreements with Paul A. Perrault, Carl M. Carlson and Michael W. McCurdy, that provide for, among other things, payments upon termination following a change in control;

•
each outstanding and unvested Brookline restricted stock award under the Brookline Stock Plan that is subject to time-based vesting will become fully vested at closing of the Mergers;

•
each outstanding and unvested Brookline restricted stock award under the Brookline Stock Plan with a performance-based vesting condition will be deemed achieved at the greater of the target level (as defined in the Brookline Stock Plan) of performance or actual annualized performance measured as of the most recent completed fiscal quarter;

•
at closing of the Mergers, certain of Brookline’s directors and executive officers will serve as directors or executive officers, as applicable, of the resulting company; and

•
Brookline’s directors and executive officers are entitled to continued indemnification and insurance coverage under the Merger Agreement.

•
For a more complete description of these interests, see “Description of the Mergers — Interests of Brookline’s Directors and Executive Officers in the Mergers.”

Regulatory Approvals (page 107)
Subject to the terms of the Merger Agreement, the parties have agreed to cooperate with each other and use their reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and governmental entities which are necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Merger, the Holdco Merger, and the Bank Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such governmental entities. The requisite regulatory approvals include, among others, for the Merger and the Holdco Merger, the approval, or a waiver of formal application and approval requirements, of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) , and the approval of the New York State Department of Financial Services (the “NYSDFS”), and for the Bank Merger, the approval of the Federal Reserve, the Massachusetts Divisions of Banks (the “MDOB”), and the Rhode Island Department of Business Regulation Division of Banking (the “RIDOB”). Berkshire has filed the required application with the NYSDFS, and intends to submit an application waiver request to the Federal Reserve, relating to the Merger and the Holdco Merger, and Brookline Bank has filed the required applications with the Federal Reserve, the MDOB and the RIDOB relating to the Bank Merger. While the parties do not know of any reason why they would not obtain the requisite regulatory approvals in a timely manner, the parties cannot be certain when or if they will receive the regulatory approvals or requested waiver, or that the granting of these regulatory approvals will not involve the imposition of conditions on the completion of the Merger, the Holdco Merger or the Bank Merger.

Conditions to Completing the Mergers (page 124)
The completion of the Mergers is subject to the fulfillment of a number of customary closing conditions, including:
•
approval of the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, and the Berkshire Equity Plan Proposal by the Berkshire stockholders;

•
approval of the Brookline Merger Proposal by the Brookline stockholders;

•
receipt of all required regulatory approvals, consents or waivers and the expiration of all statutory waiting periods;

•
the absence of any order, injunction, decree, statute, rule or regulation that prevents the consummation of the Mergers or the Bank Merger or that makes completion of the Mergers or the Bank Merger illegal;

•
receipt of consent of all third parties whose consent is required to consummate the Mergers, except where failure to obtain such consent would not have a material adverse effect;

•
effectiveness of the registration statement of which this document is a part;

•
authorization for listing on the NYSE of the shares of Berkshire common stock to be issued in the Mergers;

•
receipt by each of Berkshire and Brookline of an opinion from their respective legal counsel to the effect that the Mergers will be treated for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code;

•
subject to the materiality standards provided in the Merger Agreement, the continued accuracy of the representations and warranties of Berkshire and Brookline in the Merger Agreement;

•
performance in all material respects by each of Berkshire and Brookline of its respective obligations under the Merger Agreement, unless waived by the other party;

•
the absence of any material adverse effect with respect to Berkshire or Brookline since the date of the Merger Agreement; and

•
none of the regulatory approvals containing any materially burdensome conditions.

Terminating the Merger Agreement (page 131)
The Merger Agreement may be terminated by mutual written consent of Berkshire and Brookline at any time prior to the completion of the Mergers. Additionally, subject to conditions and circumstances described in the Merger Agreement, either Berkshire or Brookline may terminate the Merger Agreement if, among other things, any of the following occur:
•
by either Berkshire or Brookline if any governmental entity that must grant a regulatory approval has denied approval of the Mergers or the Bank Merger and such denial has become final and nonappealable or any governmental entity of competent jurisdiction has issued a final and nonappealable order, injunction, decree or other legal restraint or prohibition permanently enjoining or otherwise prohibiting or making illegal the consummation of the Mergers or the Bank Merger, unless the failure to obtain a regulatory approval is be due to the failure of the party seeking to terminate the Mergers to perform or observe the obligations, covenants and agreements of such party set forth in the Merger Agreement;

•
by either Berkshire or Brookline if the Mergers are not completed by December 16, 2025, unless the failure to close by December 16, 2025 is due to the failure of the party seeking to terminate the Mergers to perform or observe the obligations, covenants and agreements of such party set forth in the Merger Agreement;

•
by either Berkshire or Brookline (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the Merger Agreement) if there is a material failure to perform or comply with any of the covenants or agreements set forth in the Merger Agreement, which failure (i) would constitute a breach of a closing condition, or (ii) is not cured within 30 days after written notice of such failure by the terminating party to the other party; or
•
by either party if, prior to the other party having obtained its stockholders’ approval, the other party (i) withholds, withdraws, modifies or qualifies its recommendation in favor of the Brookline Merger Proposal (in the case of Brookline) or the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, and the Berkshire Equity Plan Proposal (in the case of Berkshire), or (ii) breaches its obligations with respect to refraining from or taking certain actions in connection with acquisition proposals or obtaining stockholder approval.

Termination Fee (page 131)
In addition, if the Merger Agreement is terminated in certain circumstances, a termination fee of $45 million will be payable by either Brookline or Berkshire, as applicable. See “Description of the Mergers — Termination Fee” on page 131 for a description of the circumstances under which the termination fee is payable. The termination fee could discourage other companies from seeking to acquire either Brookline or Berkshire.
Accounting Treatment of the Mergers (page 103)
The Mergers will be accounted for as a reverse acquisition using the acquisition method of accounting, with Berkshire treated as the legal acquirer and Brookline treated as the accounting acquirer for financial reporting purposes.
Comparison of Rights of Stockholders (page 136)
When the Mergers are completed, holders of Brookline common stock will receive shares of Berkshire common stock, with their rights governed by Delaware law and by Berkshire’s Certificate of Incorporation and Amended and Restated Bylaws, each as revised pursuant to the terms of the Merger Agreement and described herein. The rights of Brookline stockholders will change as a result of the Mergers due to differences in Berkshire’s and Brookline’s governing documents. See “Comparison of Rights of Stockholders” for a summary of the material differences between the respective rights of Brookline stockholders and Berkshire stockholders.
Brookline Stockholders are NOT entitled to Dissenters’ Rights (page 124)
Appraisal or dissenters’ rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in that extraordinary transaction. Under the DGCL, and pursuant to Brookline’s Certificate of Incorporation, holders of Brookline common stock are not entitled to appraisal rights in the Merger with respect to their shares of Brookline common stock because Brookline common stock is listed on a national securities exchange and Brookline’s Certificate of Incorporation does not provide for appraisal rights unless specifically granted by Brookline’s board of directors.
Berkshire Stockholders are NOT entitled to Dissenters’ Rights (page 124)
Appraisal or dissenters’ rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in that extraordinary transaction. Under the DGCL, and pursuant to Berkshire’s Certificate of Incorporation, holders of Berkshire common stock are not entitled to appraisal rights in the Mergers with respect to their shares of Berkshire common stock because Berkshire common stock is listed on a national securities exchange and Berkshire’s Certificate of Incorporation does not provide for appraisal rights unless specifically granted by Berkshire’s board of directors.

Material United States Federal Income Tax Consequences of the Mergers (page 104)
The Mergers are intended to qualify for United States federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. Accordingly, United States Holders (defined in the section entitled “Description of the Mergers — Material United States Federal Income Tax Consequences of the Mergers”) generally will not recognize any gain or loss on the exchange of shares of Brookline common stock solely for shares of Berkshire common stock. However, a United States Holder generally will be subject to United States federal income tax on cash received in lieu of any fractional share of Berkshire common stock that a holder would otherwise be entitled to receive.
This tax treatment may not apply to all United States Holders. Determining the actual tax consequences of the Mergers to United States Holders can be complicated and will depend on your particular circumstances. United States Holders should consult their own tax advisor for a full understanding of the Mergers’ tax consequences that are particular to each stockholder.
To review the tax consequences of the Mergers to United States Holders in greater detail, please see the section entitled “Description of the Mergers — Material United States Federal Income Tax Consequences of the Mergers.”
Risk Factors (page 24)
You should consider all the information contained in or incorporated by reference into this document in deciding how to vote for the proposals presented in the document. In particular, you should consider the factors described under “Risk Factors.”

RISK FACTORS
In deciding how to vote, you should consider carefully all of the information included in this document and its Annexes and all of the information incorporated by reference and the risk factors identified by Berkshire and Brookline with respect to their operations included in their filings with the SEC, including Berkshire’s Annual Report on Form 10-K for the year ended December 31, 2024, as amended, and Brookline’s Annual Report on Form 10-K for the year ended December 31, 2024, as amended, and other documents incorporated by reference into this document, and see “Where You Can Find More Information.” In addition, you should consider the following risk factors.
Risks Related to the Mergers and Berkshire’s Business Upon Completion of the Mergers
Berkshire and Brookline will be subject to business uncertainties and contractual restrictions while the Mergers are pending.
Uncertainty about the effect of the Mergers on employees and customers may have an adverse effect on Berkshire and Brookline. These uncertainties may impair Berkshire’s or Brookline’s ability to attract, retain and motivate key personnel until the Mergers are completed, and could cause customers and others who deal with Berkshire or Brookline to seek to change existing business relationships with Berkshire or Brookline. In addition, the Merger Agreement requires that Berkshire and Brookline conduct their business in the ordinary course of business consistent with past practice and restricts Berkshire and Brookline from taking certain actions prior to the effective time or termination of the Merger Agreement without Berkshire’s or Brookline’s consent in writing. These restrictions may prevent Berkshire or Brookline from pursuing attractive business opportunities that may arise prior to the completion of the Mergers.
The announcement of the proposed Mergers could disrupt Berkshire’s and Brookline’s relationships with their customers, suppliers, business partners and others, as well as their operating results and businesses generally.
Whether or not the Mergers are ultimately consummated, as a result of uncertainty related to the Mergers, risks relating to the impact of the announcement of the Mergers on Berkshire’s and Brookline’s businesses include the following:
•
their employees may experience uncertainty about their future roles, which might adversely affect Berkshire’s and Brookline’s ability to retain and hire key personnel and other employees;

•
customers, suppliers, business partners and other parties with which Berkshire and Brookline maintain business relationships may experience uncertainty about their respective futures and seek alternative relationships with third parties, seek to alter their business relationships with Berkshire and Brookline or fail to extend an existing relationship with Berkshire and Brookline; and

•
Berkshire and Brookline have each expended and will continue to expend significant costs, fees and expenses for professional services and transaction costs in connection with the proposed Mergers.

If any of the aforementioned risks were to materialize, they could lead to significant costs which may impact each party’s results of operations and financial condition.
The Merger Agreement limits Berkshire’s and Brookline’s abilities to pursue alternatives to the Mergers and may discourage other companies from trying to acquire Berkshire or Brookline.
The Merger Agreement contains “no shop” covenants that restrict each of Berkshire’s and Brookline’s ability to, directly or indirectly, among other things initiate, solicit, knowingly encourage or knowingly facilitate, inquiries or proposals with respect to, or, subject to certain exceptions generally related to the exercise of fiduciary duties by Berkshire’s and Brookline’s respective boards, engage in any negotiations concerning, or provide any confidential or non-public information or data relating to, any alternative acquisition proposals. These provisions, which include a $45.0 million termination fee payable under certain circumstances, may discourage a potential third-party acquirer that might have an interest in acquiring all or a significant part of Berkshire or Brookline from considering or making that acquisition proposal.

In connection with the Mergers, Berkshire will assume Brookline’s outstanding debt obligations, and the combined company’s level of indebtedness following the completion of the Mergers could adversely affect the combined company’s ability to raise additional capital and meet its obligations under existing indebtedness.
In connection with the Mergers, Berkshire has agreed to assume, or to cause its subsidiary to assume, Brookline’s outstanding indebtedness. Berkshire’s existing debt, together with any future incurrence of additional indebtedness, and the assumption of Brookline’s outstanding indebtedness, could have important consequences for the combined company’s creditors and the combined company’s stockholders. For example, it could:
•
limit the combined company’s ability to obtain additional financing for working capital, capital expenditures, debt service requirements, acquisitions and general corporate or other purposes;

•
restrict the combined company from making strategic acquisitions or cause the combined company to make non-strategic divestitures;

•
restrict the combined company from paying dividends to its stockholders;

•
increase the combined company’s vulnerability to general economic and industry conditions; and

•
require a substantial portion of cash flow from operations to be dedicated to the payment of principal and interest on the combined company’s indebtedness, thereby reducing the combined company’s ability to use cash flows to fund its operations, capital expenditures and future business opportunities.

The combined company will incur significant transaction and merger-related costs in connection with the Mergers.
Berkshire and Brookline will incur costs to combine the operations of the two companies. Berkshire and Brookline are collecting information to formulate detailed integration plans to deliver planned synergies. Additional unanticipated costs may be incurred in the integration of the businesses of Berkshire and Brookline. Whether or not the Mergers are consummated, Berkshire and Brookline will incur substantial expenses, such as legal, accounting, printing and financial advisory fees, in pursuing the Mergers. Although Berkshire and Brookline expect that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the businesses, may offset incremental transactions and merger-related costs over time, this net benefit may not be achieved in the near term, or at all.
If the Mergers are not completed, both parties will have incurred substantial expenses without their respective stockholders realizing the expected benefits of the Mergers.
Both parties have incurred and will incur further substantial expenses in connection with the Mergers, which are charged to earnings as incurred. These costs include legal, financial advisory, accounting, consulting and other advisory fees, severance/employee benefit-related costs, public company filing fees and other regulatory fees, financial printing and other printing costs and other related costs. If the Mergers are not completed, these expenses will still be charged to earnings even though neither party would have realized the expected benefits of the Mergers. There can be no assurance that the Mergers will be completed.
Berkshire and Brookline may not be able to successfully integrate the two companies or to realize the anticipated benefits of the Mergers.
The Mergers involve the combination of two companies that previously have operated independently. A successful combination of the operations of the two entities will depend substantially on both parties’ ability to consolidate cultures, personnel, operations, systems and procedures and to eliminate redundancies and reduce costs of the combined operations. Berkshire may not be able to combine the operations of Brookline with Berkshire’s operations without encountering difficulties, such as:
•
the loss of key employees and customers;

•
the disruption of operations and business;

•
the inability to maintain and increase competitive presence;

•
those associated with entering a new geographic market;

•
deposit attrition, customer loss and revenue loss;

•
possible inconsistencies in standards, control procedures and policies;

•
unexpected problems with costs, operations, personnel, technology and credit; and/or

•
problems with the assimilation of new operations, sites or personnel, which could divert resources from regular banking operations.

Additionally, general market and economic conditions or governmental actions affecting the financial industry generally may inhibit the successful integration of Brookline.
Berkshire entered into the Merger Agreement with the expectation that the Mergers will result in various benefits including, among other things, enhanced revenues, a strengthened market position for the combined company, cross selling opportunities, improved technology, cost savings and operating efficiencies. Achieving the anticipated benefits of the Mergers are subject to a number of uncertainties, including whether Berkshire and Brookline integrate in an efficient and effective manner, and general competitive factors in the marketplace. Failure to achieve these anticipated benefits could result in increased costs, decreases in the amount of expected revenues and diversion of management’s time and energy and could materially adversely impact Berkshire’s business, financial condition and operating results. Finally, any cost savings that are realized may be offset by losses in revenues or other charges to earnings.
The Merger Agreement may be terminated in accordance with its terms, and the Mergers may not be completed.
The Merger Agreement is subject to a number of conditions that must be fulfilled to complete the Mergers. Those conditions include, among others, certain regulatory and stockholder approvals, the absence of orders prohibiting the completion of the Mergers, the effectiveness of a registration statement to be filed by Berkshire, which will include a joint proxy statement/prospectus, the continued accuracy of the representations and warranties by both parties, the performance by both parties of their covenants and agreements, and the receipt by both parties of legal opinions from their respective tax counsels. Any of these conditions to closing of the Mergers may not be fulfilled, and as a result the Mergers may not be completed.
The need for regulatory approvals may delay the date of completion of the Mergers or may diminish the benefits of the Mergers.
Berkshire and Brookline are required to obtain the approvals of certain regulatory agencies before completing the Mergers. Satisfying any requirements of these regulatory agencies may delay the date of completion of the Mergers. The requisite regulatory approvals may not be received at all (in which case the Mergers could not be completed), may not be received in a timely fashion, or may contain conditions or restrictions on completion of the Mergers that cannot be satisfied. In addition, any conditions or restrictions imposed could have the effect of imposing additional costs on or limiting the revenues of the combined company following the Mergers, which might have an adverse effect on the combined company following the Mergers. Further, it is possible that, among other things, restrictions on the combined operations of the two companies, including divestitures, may be sought by governmental agencies as a condition to obtaining the required regulatory approvals. This may diminish the benefits of the Mergers to the combined company or otherwise have an adverse effect on the combined company following the Mergers.
Litigation against Berkshire or Brookline, or the members of Berkshire’s or Brookline’s board of directors, could prevent or delay the completion of the Mergers.
Berkshire stockholders or Brookline’s stockholders may file lawsuits against Brookline, Berkshire, and/or the boards of directors of either company in connection with the Mergers. Such legal proceedings could delay or prevent the Mergers from being completed in a timely manner. The existence of litigation related to the Mergers could affect the likelihood of obtaining the required regulatory and stockholders’ approvals. Moreover, any litigation could be time-consuming and expensive and could divert Berkshire’s and Brookline’s management’s attention away from their regular business and their focus on a successful integration of the two companies. Any lawsuit adversely resolved against Brookline, Berkshire or members of their respective boards of directors could have a material adverse effect on each company’s business, financial condition and results of operations.
Moreover, one of the conditions to the completion of the Mergers is the absence of any restraining order, injunction or decree issued by a court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Mergers, and that no governmental authority or regulatory authority of competent jurisdiction shall have enacted, promulgated or enforced any statute, rule, regulation, judgment, decree, injunction or other order prohibiting consummation of the transactions contemplated by the Merger Agreement or making the Mergers illegal. Consequently, if a settlement or other resolution is not reached in any lawsuit that is filed or any regulatory proceeding and a claimant secures injunctive or other relief or a governmental authority issues an order or other directive restricting, prohibiting or making illegal the consummation of the transactions contemplated by the Merger Agreement (including the Mergers), then such injunctive or other relief may prevent the Mergers from becoming effective in a timely manner or at all.
The future results of the combined company following the Mergers may suffer if the combined company does not effectively manage its expanded operations.
Following the Mergers, the size of the business of the combined company will increase beyond the current size of either Berkshire’s or Brookline’s business. The combined company’s future success will depend, in part, upon its ability to manage this expanded business, which may pose challenges for management, including challenges related to the management and monitoring of new operations and associated increased costs and complexity. The combined company may also face increased scrutiny from governmental authorities as a result of the increased size of its business. There can be no assurances that the combined company will be successful or that it will realize the expected operating efficiencies, revenue enhancement or other benefits currently anticipated from the Mergers.
The market price of Berkshire common stock after the Mergers may be affected by factors different from those currently affecting Berkshire common stock.
The results of operations of the combined company and the market price of Berkshire’s common stock after the completion of the Mergers may be affected by factors different from those currently affecting the independent results of operations of each of Berkshire and Brookline. In addition, the issuance of shares of Berkshire’s common stock in the Mergers could depress the market price for Berkshire’s common stock. For example, some Brookline stockholders may decide not to hold the shares of Berkshire’s common stock they receive as a result of the Mergers. Other Brookline stockholders, such as funds with limitations on their permitted holdings of stock in individual issuers, may be required to sell the shares of Berkshire’s common stock they receive as a result of the Mergers. Any such sales of Berkshire’s common stock could depress the market price for Berkshire’s common stock.
Current holders of Berkshire common stock and Brookline common stock will have a significantly reduced ownership and voting interest in the combined company after the Mergers and will therefore have less voting influence over the combined company.
In the Mergers, each Brookline stockholder will become a holder of common stock of the combined company. Upon completion of the Mergers, Berkshire estimates that Brookline stockholders will collectively own approximately 45% and Berkshire stockholders as of immediately before the Mergers will own approximately 55% of the outstanding shares of common stock of the combined company. As a result, each of Berkshire’s and Brookline’s current stockholders will have less voting influence on the combined company and may have less influence on its management and policies than they now have.
The market price of Berkshire common stock may decline in the future as a result of the Mergers.
The market price of Berkshire common stock may decline in the future as a result of the Mergers for a number of reasons, including:
•
the unsuccessful integration of Brookline and Berkshire; and

•
the failure of the combined company to achieve the perceived benefits of the Mergers, including financial results, as rapidly as or to the extent anticipated by financial or industry analysts.

Many of these factors are beyond the control of Berkshire. As a consequence, current Berkshire stockholders and Brookline stockholders who will become holders of Berkshire common stock after completion of the Mergers could lose the value of their investment in Berkshire common stock.
Risks Related to Berkshire’s Business
You should read and consider risk factors specific to Berkshire’s business that will also affect the combined company after the Mergers. These risks are described in the section entitled “Risk Factors” in Berkshire’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended, and in other documents incorporated by reference into this Joint Proxy Statement/Prospectus. Please see the section entitled “Where You Can Find More Information” for the location of information incorporated by reference into this Joint Proxy Statement/Prospectus.
Risks Related to Brookline’s Business
You should read and consider risk factors specific to Brookline’s business that will also affect the combined company after the Mergers. These risks are described in the sections entitled “Risk Factors” in Brookline’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended.

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS
This joint proxy statement/prospectus, including the information incorporated by reference, contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements, which are based on certain current assumptions, can generally be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Berkshire and Brookline intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with these safe harbor provisions. You should read statements that contain these words carefully because they discuss the relevant company’s future expectations, contain projections of the relevant company’s future results of operations or financial condition, or state other “forward-looking” information.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:
•
the occurrence of any event, change or other circumstances that could give rise to the right of one or more of the parties to terminate the Merger Agreement among Berkshire, Merger Sub and Brookline;

•
the outcome of any legal proceedings that may be instituted against Berkshire or Brookline;

•
the possibility that the proposed transaction will not close when expected or at all because required regulatory, stockholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction);

•
the ability of Berkshire and Brookline to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction;

•
the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction;

•
the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Berkshire and Brookline do business;

•
certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions;

•
the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

•
diversion of management’s attention from ongoing business operations and opportunities;

•
the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the Merger within the expected timeframes or at all and to successfully integrate Brookline’s operations and those of Berkshire;

•
such integration may be more difficult, time consuming or costly than expected;

•
the potential impact of general economic, political or market factors on the companies or the Merger and other factors that may affect future results of Berkshire or Brookline;

•
volatility in the securities markets generally or in the market price of Berkshire shares specifically;

•
changes in loan default and charge-off rates;

•
changes in the financial performance and/or condition of borrowers;

•
changes in customer borrowing and savings habits; and

•
changes in regulations applicable to the financial services industry.

Because these forward-looking statements are subject to assumptions and uncertainties, Berkshire’s and Brookline’s actual results may differ materially from those expressed or implied by these forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of the management of each of Berkshire and Brookline based on information known to them as of the date of this joint proxy statement/prospectus. Berkshire and Brookline stockholders are cautioned not to place undue reliance on these statements, which speak only as of the date of this joint proxy statement/prospectus.
For any forward-looking statements made in this joint proxy statement/prospectus or in any documents incorporated by reference into this joint proxy statement/prospectus, Berkshire and Brookline claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this joint proxy statement/prospectus or the dates of the documents incorporated by reference in this joint proxy statement/prospectus. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except as required by applicable law, neither Brookline nor Berkshire undertakes to update these forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made.
For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please see the reports that Berkshire and Brookline have filed with the SEC as described under “Where You Can Find More Information” beginning on page 143.
All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this joint proxy statement/prospectus and attributable to Berkshire or Brookline or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

PURCHASE PRICE DETERMINATION
The unaudited pro forma combined condensed balance sheet has been adjusted to reflect the preliminary calculation of the estimated purchase price to net assets acquired. In accordance with FASB ASC 805-40-30-2, the acquisition-date fair value of the consideration transferred by the accounting acquirer for its interest in the accounting acquiree is based on the number of equity interests the legal subsidiary would have had to issue to give the owners of the legal parent the same percentage equity interest in the combined entity that results from the reverse acquisition.
The table below summarizes the pro forma ownership of Berkshire common stock following the Mergers, for each stockholder group, as well as the pro forma market capitalization of the surviving corporation using shares of Berkshire and Brookline common stock outstanding at December 31, 2024 and Berkshire’s closing price on February 28, 2025, the latest practicable trading day before the date of this Joint Proxy Statement/Prospectus.
	Berkshire Hills Bancorp, Inc. Ownership and Market Value Table (Pro Forma)
	Number of Berkshire Outstanding shares (in thousands)	Percentage Ownership	Market Value at $28.49 Berkshire Share Price (in thousands)
Current Berkshire Stockholders	46,424	55.13%	$1,322,620
Current Brookline Stockholders	37,791	44.87%	1,076,667
Total	84,215	100.00%	$2,399,287
The table below summarizes the hypothetical number of shares as of December 31, 2024 that Brookline would have to issue to give Berkshire owners the same percentage ownership in the surviving corporation.
	Hypothetical Brookline Ownership
	Number of Brookline Outstanding Shares (in thousands)	Percentage Ownership
Current Berkshire Stockholders	110,533	55.13%
Current Brookline Stockholders	89,979	44.87%
Total	200,512	100.00%
The purchase price is calculated based on the number of hypothetical shares of Brookline common stock issued to Berkshire stockholders multiplied by the share price as demonstrated in the table below (amounts in thousands except per share data).
Number of hypothetical Brookline shares issued to Berkshire Stockholders	110,533
Brookline market price per share as of February 28, 2025	$11.80
Purchase price determination of hypothetical Brookline shares issued to Berkshire Stockholders	$1,304,294
Value of Berkshire stock options hypothetically converted to options to acquire shares of Brookline common stock	1,236
Purchase price consideration	$1,305,530

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL DATA
The unaudited pro forma combined condensed consolidated balance sheet combines the historical information of Berkshire and Brookline as of December 31, 2024 and assumes that the Mergers were completed on that date. The unaudited pro forma combined condensed consolidated income statements combine the historical financial information of Berkshire and Brookline and give effect to the Mergers as if completed as of the beginning of the fiscal year ended December 31, 2024.
The unaudited pro forma combined condensed consolidated financial information assumes that the Mergers are accounted for as a reverse acquisition using the acquisition method of accounting, pursuant to FASB Topic 805-10, Business Combinations, with Berkshire treated as the legal acquirer and Brookline treated as the accounting acquirer. In identifying Brookline as the acquiring entity for accounting purposes, Berkshire and Brookline took into account a number of factors as of the date of this Joint Proxy Statement/Prospectus, including the relative voting rights of all equity instruments in the surviving corporation and the intended corporate governance structure of the surviving corporation. Following the Mergers, existing stockholders of Brookline will control approximately 45% of the pro forma voting interests in the surviving corporation (based on common shares outstanding as of December 31, 2024). However, no single factor was the sole determinant in the overall conclusion that Brookline is the acquirer for accounting purposes; rather all factors were considered in arriving at such conclusion. See the section entitled “Description of the Mergers — Accounting Treatment of the Mergers” beginning on page 103. Under the acquisition method of accounting, the assets and liabilities of Berkshire, as the accounting acquiree, will be recorded at their respective fair values as of the date the Mergers are completed.
The unaudited pro forma combined condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial condition had the Mergers been completed on the dates described above, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. The financial information should be read in conjunction with the accompanying Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Information. Certain reclassifications have been made to Berkshire’s historical financial information to conform to Brookline’s presentation of financial information. In addition, as explained in more detail in the accompanying notes, the preliminary allocation of the pro forma purchase price reflected in the unaudited pro forma combined condensed consolidated financial information is subject to adjustment after the Mergers are completed and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Mergers.
The pro forma financial information includes estimated adjustments, including adjustments to record assets and liabilities of Berkshire at their respective fair values and represents the pro forma estimates by Berkshire and Brookline based on available fair value information as of the date of the Merger Agreement.
The unaudited pro forma combined condensed consolidated financial data, while helpful in illustrating the financial characteristics of the surviving corporation under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the surviving corporation would have been had the companies been combined during these periods.
The unaudited pro forma combined condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of Berkshire and Brookline, which are incorporated in this document by reference.

Pro Forma Balance Sheet — December 31, 2024 Consolidated
	Berkshire Hills Bancorp, Inc.	Brookline Bancorp, Inc.	Pro Forma Adjustments	Pro Forma Berkshire Hills Bancorp, Inc.
	(Dollars in thousands, except per share amounts)
Assets
Cash and due from banks	$182,776	$64,673	$(83,000)(1)	$164,449
Short-term investments	945,633	478,997		1,424,630
Total cash and cash equivalents	1,128,409	543,670	(83,000)	1,589,079
Trading securities, at fair value	5,258	—		5,258
Equity securities, at fair value	655	—		655
Securities available for sale, at fair value	655,723	895,034	433,318(2)	1,984,075
Securities held to maturity	507,658	—	(507,658)(2)	—
Federal Home Loan Bank Stock and other restricted securities	19,565	83,155	—	102,720
Total securities	1,188,859	978,189	(74,340)	2,092,708
Less: Allowance for credit losses on securities held to maturity	(64)	(82)	64(2)	(82)
Net investment securities	1,188,795	978,107	(74,276)	2,092,626
Loans held for sale	3,076	—	—	3,076
Total loans	9,384,994	9,779,288	(336,868)(3)	18,827,414
Allowance for loan and lease losses	(114,700)	(125,083)	(64)(4)	(239,847)
Net loans and leases	9,270,294	9,654,205	(336,932)	18,587,567
Premises and equipment, net	56,609	86,781		143,390
Goodwill	—	241,222	277,956(5)	519,178
Core deposit intangibles	14,120	16,372	210,042(6)	240,534
Other intangible assets	944	1,089	6,911(7)	8,944
Cash surrender value of bank-owned life insurance	245,789	84,447		330,236
Other assets	358,442	299,433	62,220(8)	720,095
Assets held for sale	6,930	—		6,930
Total Assets	$12,273,408	$11,905,326	$62,921	$24,241,655
Liabilities
Demand deposits	$2,324,879	$1,692,394		$4,017,273
NOW and other deposits	841,406	617,246		1,458,652
Money market deposits	3,610,521	2,116,360		5,726,881
Savings deposits	1,021,716	1,721,247		2,742,963
Time deposits	2,576,682	2,754,397	(4,210)(9)	5,326,869
Total deposits	10,375,204	8,901,644	(4,210)	19,272,638
Borrowed funds:
Short-term debt	103,500	79,592		183,092
Long-term Federal Home Loan Bank advances	212,982	1,355,926	(446)(10)	1,568,462
Subordinated notes	121,612	84,328	(12,632)(11)	193,308
Total borrowed funds	438,094	1,519,846	(13,078)	1,944,862
Other liabilities	292,686	261,897	—	554,583
Total liabilities	$11,105,984	$10,683,387	$(17,288)	$21,772,083

	Berkshire Hills Bancorp, Inc.	Brookline Bancorp, Inc.	Pro Forma Adjustments	Pro Forma Berkshire Hills Bancorp, Inc.
	(Dollars in thousands, except per share amounts)
Stockholders’ Equity
Common stock	562	970	(184)(12)	1,348
Additional paid-in capital	1,430,532	902,584	(125,380)(13)	2,207,736
Unearned compensation	(10,106)	—	10,106(14)	—
Retained earnings	(3,080)	458,943	(54,817)(15)	401,046
Accumulated other comprehensive (loss) income	(106,343)	(52,882)	106,343(14)	(52,882)
Treasury shares, at cost	(144,141)	(87,676)	144,141(14)	(87,676)
Total stockholders’ equity	1,167,424	1,221,939	80,209	2,469,572
Total liabilities and stockholders’ equity	$12,273,408	$11,905,326	$62,921	$24,241,655
Per share information
Tangible common equity	$1,152,360	$963,256	$(414,701)	$1,700,915
Common shares outstanding	46,424,016	89,978,691	(52,187,641)(16)	84,215,066
Book value per common share	$25.15	$13.58		$29.32
Tangible book value per common share	$24.82	$10.71		$20.20

(1)	Adjustment to record combined merger related expenses.		$(83,000)
(2)	Adjustment to reclassify Berkshire held-to-maturity securities as available- for-sale, at fair value, and eliminate related allowance for credit losses
	Historical cost of securities available for sale		$507,658
	Adjustment to reflect fair value		$(74,340)
	Net adjustment		$433,318
(3)	Adjustment to record loans at fair value
	Interest rate adjustment to record loans at fair value	$(286,191)		$(261,124)
	Gross credit mark on loans	(114,764)
	Purchased credit discount (“PCD”) CECL reserve gross up amount	39,020
	Recognize deferred origination fees	20,898
	Recognized fair value adjustment on loans acquired in prior acquisitions	4,169
	Total fair value adjustment on loans		$(336,868)
(4)	Reversal of existing Berkshire’s allowance for credit losses	$114,700
	PCD credit discount reserve	(39,020)
	Adjustment to Berkshire allowance for credit losses	75,680
	Day 2 CECL adjustment	(75,744)

	Net adjustment to allowance for credit losses		$(64)
(5)	Excess of purchase price less Berkshire tangible equity, elimination of existing Berkshire Hills goodwill, net fair value adjustments and creation of core deposit intangible (“CDI”).
	Purchase price	$1,305,530
	Stockholders’ equity of Berkshire	(1,167,424)
	Net fair value adjustments to Berkshire balance sheet	75,101
	After-tax Berkshire transaction expenses	64,750
	Net adjustment to goodwill		$277,956
(6)	Adjustment to record CDI
	Estimated CDI	$224,162
	Less: Berkshire Hills existing CDI	(14,120)
	Net adjustment to CDI		$210,042
(7)	Intangible value of customer list (Berkshire wealth management)	$8,000
	Write-off Bank Rhode Island trade name	$(1,089)
	Net adjustment to other intangibles		$6,911
(8)	Net fair value adjustments to Berkshire balance sheet and Deferred Tax Asset (“DTA”) calculation.
	Securities fair value adjustment	$(74,276)
	Loan fair value adjustment	(336,868)
	Adjustment to Berkshire allowance for credit losses	75,680
	Adjustment for CDI	210,042
	Customer list intangible	8,000
	Adjustment for time deposits	4,210
	Adjustment for borrowings	446
	Adjustment for subordinated debt and trust preferred securities	12,632
	Pretax fair value adjustments	(100,134)
	Current/deferred taxes @ 25%	25,034
	Berkshire taxable transaction expenses	(73,000)
	Day 2 CECL adjustment	(75,744)
	Total	(248,878)
	Current/deferred taxes @ 25%		$37,186
	Adjustment to DTA		$62,220
(9)	Adjustment to record time deposits at fair value.		(4,210)

(10)	Adjustment to record borrowed funds at fair value.			(446)
(11)	Adjustment to record subordinated debt and trust preferred securities at fair value.			(12,632)
(12)	Issuance of shares to Brookline at a 0.42 exchange ratio results in 84,215,066 pro forma shares issued and outstanding at December 31, 2024.
	Eliminate historical Berkshire common stock		(562)
	Brookline common shares outstanding	89,978,691
	Exchange Ratio	0.42
	Shares issued to Brookline stockholders	37,791,050
	Record common stock, par value $0.01, for shares issued to Brookline stockholders		378
	Adjustment for Common Stock			(184)
(13)	Purchase price		$1,305,530
	less: Historical paid-in capital of Berkshire		(1,430,532)
	less: Amounts recorded to common stock issued to Brookline stockholders		(378)
	Adjustment to paid-in-capital			$(125,380)
(14)	Eliminate Berkshire historical capital accounts
(15)	Eliminate historical Berkshire’s retained earnings at December 31, 2024		$3,080
	Day 2 CECL reserve after tax		(57,897)
	Total adjustments to retained earnings			$(54,817)
(16)	Adjustment to common shares outstanding
	Brookline common shares outstanding as of December 31, 2024		89,978,691
	Exchange Ratio		0.42x
	Pro Forma Shares outstanding		37,791,050
	Net Adjustment to Shares outstanding			(52,187,641)

Pro Forma Income Statement — December 31, 2024 Consolidated
	Berkshire for the Year Ended December 31, 2024	Brookline for the Year Ended December 31, 2024	Pro Forma Adjustments	Pro Forma Combined for the Year Ended December 31, 2024
	(Dollars in thousands, except per share amounts)
Interest and Dividend Income
Loans	$556,527	$587,929	$89,929(1)	$1,234,385
Securities and other	57,411	40,592	32,234(2)	130,237
Total interest and dividend income	613,938	628,521	122,162	1,364,621
Interest Expense
Deposits	228,015	232,963	2,923(3)	463,901
Borrowings and subordinated notes	34,337	65,973	1,952(4)(5)	102,262
Total interest expense	262,352	298,936	4,875	566,163
Net interest income	351,586	329,585	117,287	798,458
Noninterest Income
Deposit related fees	33,759	10,548	—	44,307
Loan related fees	11,280	4,052	—	15,332
Gain on loan sales	12,648	951	—	13,599
Wealth management fees	10,840	—	—	10,840
Total fee income	68,527	15,551	—	84,078
Other	13,576	10,064	—	23,640
Fair value adjustment on securities	7	—	—	7
(Loss)/gain on sale of securities	(49,937)	—	—	(49,937)
Gain on sale of business operation and assets, net	16,241	—	—	16,241
Total noninterest income	48,414	25,615	—	74,029
Total net revenue	400,000	355,200	117,287	872,487
Provision expense for credit losses	23,999	21,644	—	45,643
Noninterest expense
Compensation and benefits	160,453	143,723	—	304,176
Occupancy and equipment	31,469	22,056	—	53,525
Technology	40,395	27,374	—	67,769
Professional services	10,307	7,133	—	17,440
Regulatory expenses	7,395	8,044	—	15,439
Amortization of intangible assets	4,601	6,746	37,386(6)	48,733
Marketing	4,522	5,240	—	9,762
Merger, restructuring and other nonoperating expenses	9,493	4,201	—	13,694
Other	27,851	17,348	—	45,199
Total noninterest expense	296,486	241,865	37,386	575,737
Income before income taxes	79,515	91,691	79,901	251,107
Income tax expense	18,512	22,976	19,975(7)	61,463
Net Income	$61,003	$68,715	$59,926	$189,644
Basic earnings per share	$1.44	$0.77		$2.37
Average basic shares outstanding	42,508,000	88,983,248	(51,610,284)(8)	79,880,964
Diluted earnings per share	$1.43	$0.77		$2.37
Average diluted shares outstanding	42,761,000	89,302,304	(51,795,336)(8)	80,267,968

(1)
Accruing yield adjustment for the estimated fair value marks and resultant impact on interest income, which does not include the nonaccretable PCD mark. The adjustments are recognized over the expected life of the loans.

(2)
Estimated investment securities fair value adjustment amortization.

(3)
Estimated time deposit fair value adjustment amortization.

(4)
Estimated borrowed funds fair value adjustment amortization.

(5)
Estimated subordinated debt fair value adjustment amortization.

(6)
CDI intangible amortization.

Reverse amortization recorded for the year ended December 31, 2024	$(4,601)
Adjustment to CDI amortization	40,757
Customer list intangible amortization	1,231
Net adjustment	$37,386

(7)
Tax effect on the pro forma adjustments at an assumed 25.0% effective combined federal and state tax rate.

(8)
Reflects the 0.42 exchange ratio to be received by Brookline in merger consideration.

ANNUAL MEETING OF BERKSHIRE STOCKHOLDERS
This document is being provided to holders of Berkshire common stock as Berkshire’s proxy statement in connection with the solicitation of proxies by and on behalf of Berkshire’s board of directors to be voted at the virtual Berkshire Annual Meeting and at any adjournment or postponement of the Berkshire Annual Meeting.
Date, Time and Place of Meeting
The Berkshire Annual Meeting is scheduled to be held as follows:
Date: May 21, 2025
Time: 10:00 a.m., Eastern time
Place: Via live webcast at www.virtualshareholdermeeting.com/BHLB2025
The virtual Berkshire Annual Meeting is scheduled to take place at 10:00 a.m., Eastern time, on May 21, 2025. The Berkshire Annual Meeting will be held exclusively via a live webcast at www.virtualshareholdermeeting.com/BHLB2025. To participate in the virtual meeting, a Berkshire stockholder of record will need the 16-digit control number included on your proxy card or instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee. The Berkshire Annual Meeting webcast will begin promptly at 10:00 a.m., Eastern time. Berkshire stockholders are encouraged to access the Berkshire Annual Meeting prior to the start time. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.
Purpose of the Meeting
At the Berkshire Annual Meeting, Berkshire’s stockholders will be asked to consider and vote on the following matters:
•
the Berkshire Share Issuance Proposal;

•
the Berkshire Certificate of Incorporation Amendment Proposal;

•
the Berkshire Equity Plan Proposal;

•
the Berkshire Director Election Proposal;

•
the Berkshire Say-on-Pay Proposal;

•
the Berkshire Auditor Ratification Proposal; and

•
the Berkshire Adjournment Proposal.

Who Can Vote at the Meeting
You are entitled to vote if the records of Berkshire show that you held shares of Berkshire common stock as of the close of business on March 26, 2025, which is the record date for the Berkshire Annual Meeting. As of the close of business on the record date, 46,378,257 shares of Berkshire common stock were outstanding. Each share of Berkshire common stock has one vote on each matter presented to stockholders. If your shares are held in “street name” by your broker, bank or other nominee and you wish to vote virtually at the Berkshire Annual Meeting, you will have to obtain a “legal proxy” from your broker, bank or other nominee entitling you to vote at the Berkshire Annual Meeting.
How to Vote
You may vote virtually or by proxy at the Berkshire Annual Meeting. To ensure your representation at the Berkshire Annual Meeting, Berkshire recommends that you vote by proxy even if you plan to attend the Berkshire Annual Meeting virtually. You can always change your vote at the virtual Berkshire Annual Meeting.

If you are a “stockholder of record,” you can vote your shares:
•
Vote by Internet.   You may vote via the Internet by following the instructions on your proxy card. The website for Internet voting is printed on your proxy card. Please have your proxy card in hand. Internet voting is available 24 hours per day until 11:59 p.m., Eastern time, on May 20, 2025. You will receive a series of instructions that will allow you to vote your shares of common stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.

•
Vote by Telephone.   You may vote by telephone by calling the toll-free number listed on your proxy card. Telephone voting is available 24 hours per day until 11:59 p.m., Eastern time, on May 20, 2025. When you call, please have your proxy card in hand. You will receive a series of voice instructions that will allow you to vote your shares of common stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

•
Vote by Mail.   If you would like to vote by mail, upon receipt of the proxy card, please mark, sign and date your proxy card and return it promptly to Broadridge, in the postage-paid envelope provided.

•
Vote at the Annual Meeting.   If you are a stockholder of record and attend the Berkshire annual meeting, you may vote at the Berkshire annual meeting at the designated time during the meeting. You may attend and vote your shares at the Berkshire annual meeting by visiting www.virtualshareholdermeeting.com/BHLB2025 and entering the 16-digit control number on your proxy card.

If you plan to attend the Berkshire Annual Meeting virtually, you will be required to take certain actions ahead of the meeting so that you can participate. Please carefully read the sections in this document regarding attending and voting at the Berkshire Annual Meeting to ensure that you comply with these requirements.
Please refer to the specific instructions set forth on the proxy card. We encourage you to vote via the internet or by telephone.
Berkshire stockholders whose shares are held in “street name” by their broker, bank or other nominee must follow the instructions provided by their broker, bank or other nominee to vote their shares. Your broker, bank or other nominee may allow you to deliver your voting instructions via telephone or the internet. If your shares are held in “street name” and you wish to vote virtually at the Berkshire Annual Meeting, you will have to obtain a “legal proxy” from your broker, bank or other nominee entitling you to vote at the Berkshire Annual Meeting.
If you are a holder of record of Berkshire common stock, voting instructions are included on the enclosed proxy card. If you properly complete and timely submit your proxy, your shares will be voted as you have directed. You may vote for, against or abstain with respect to each matter. If you are the holder of record of your shares of Berkshire common stock and submit your proxy without specifying a voting instruction, your shares of Berkshire common stock will be voted “FOR” the Berkshire Share Issuance Proposal, “FOR” the Berkshire Certificate of Incorporation Amendment Proposal, “FOR” the Berkshire Equity Plan Proposal, “FOR” the Berkshire Director Election Proposal, “FOR” the Berkshire Say-on-Pay Proposal, “FOR” the Berkshire Auditor Ratification Proposal, and “FOR” the Berkshire Adjournment Proposal. If your shares are held in street name and you return an incomplete instruction card to your broker, bank or other nominee, that broker, bank or other nominee will not vote your shares with respect to any matter.
Quorum
The presence, in person or by proxy, of holders of a majority of all of the shares of Berkshire common stock entitled to vote at the Berkshire Annual Meeting constitute a quorum for the transaction of business at the Berkshire Annual Meeting. Each share of common stock entitled to vote on the record date is entitled to one vote on each matter properly submitted at the Berkshire Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the transaction of business at the Berkshire Annual Meeting.

Vote Required
•
Approval of the Berkshire Share Issuance Proposal requires the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting.

•
Approval of the Berkshire Certificate of Incorporation Amendment Proposal requires the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting.

•
Approval of the Berkshire Equity Plan Proposal requires the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting.

•
Berkshire directors will be elected by a plurality of the votes cast at the Berkshire Annual Meeting.

•
Approval of the Berkshire Say-on-Pay Proposal requires the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting.

•
Approval of the Berkshire Auditor Ratification Proposal requires the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting.

•
Approval of the Berkshire Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Berkshire Annual Meeting.

Abstentions and Broker Non-Votes
If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of NYSE (which in this matter also apply to Nasdaq-listed companies), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your uninstructed shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank, or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. The Berkshire Share Issuance Proposal, the Berkshire Equity Plan Proposal, the Berkshire Director Election Proposal, the Berkshire Say-on-Pay Proposal, and the Berkshire Adjournment Proposal are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. The Berkshire Certificate of Incorporation Amendment Proposal and the Berkshire Auditor Ratification Proposal are considered to be “routine” matters, such that your broker, bank or other agent may vote your shares in its discretion in the absence of your voting instructions.
Abstentions are counted for purposes of determining whether a quorum is present. If you “abstain” from voting for the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, the Berkshire Equity Plan Proposal, the Berkshire Director Election Proposal, the Berkshire Say-on-Pay Proposal, the Berkshire Auditor Ratification Proposal, and the Berkshire Adjournment Proposal, it will have the same effect as if your vote was not cast with respect to each such proposal, and this will have no effect on the outcome. A broker non-vote will have no effect on the outcome of the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, the Berkshire Equity Plan Proposal, the Berkshire Director Election Proposal, the Berkshire Say-on-Pay Proposal, the Berkshire Auditor Ratification Proposal, and the Berkshire Adjournment Proposal.
Revocation of Proxies
You may revoke your proxy at any time before it is voted at the Berkshire Annual Meeting by:
•
filing with the Corporate Secretary of Berkshire a duly executed revocation of proxy;

•
submitting a new proxy with a later date;

•
voting again via the internet or by telephone not later than 11:59 p.m., Eastern time, on May 20, 2025; or

•
voting virtually at the Berkshire Annual Meeting.

If your shares are held in “street name,” you should contact your broker, bank or other nominee to change your vote.
Attendance at the Berkshire Annual Meeting will not, in and of itself, constitute a revocation of a proxy. All written notices of revocation and other communication with respect to the revocation of proxies should be addressed to:
Berkshire Hills Bancorp, Inc.
60 State Street
Boston, Massachusetts 02109
Attention: Wm. Gordon Prescott, Corporate Secretary
Delivery of Proxy Materials
As permitted by applicable law, only one copy of this Joint Proxy Statement/Prospectus is being delivered to Berkshire stockholders residing at the same address, unless such Berkshire stockholders have notified Berkshire of their desire to receive multiple copies of the Joint Proxy Statement/Prospectus. Berkshire will promptly deliver, upon oral or written request, a separate copy of the joint proxy statement/prospectus to any Berkshire stockholder residing at an address to which only one copy of such document was mailed. Requests for additional copies should be directed to Berkshire’s proxy solicitor, Innisfree M&A Incorporated (“Innisfree”), by calling toll-free at (877) 456-3442. If the Berkshire Special Meeting is postponed or adjourned, it will not affect the ability of Berkshire stockholders of record as of the Berkshire record date to exercise their voting rights or to revoke any previously granted proxy using the methods described above.
Solicitation of Proxies
Berkshire will pay for the solicitation of proxies from Berkshire stockholders. In addition to soliciting proxies by mail, Innisfree, a proxy solicitation firm, will assist Berkshire in soliciting proxies for the Berkshire Annual Meeting. Berkshire will pay a $20,000 fee plus a 50% success fee conditioned on success with the stockholder vote, in addition to out-of-pocket expenses. Additionally, directors, officers and employees of Berkshire may solicit proxies personally and by telephone. None of these persons will receive additional or special compensation for soliciting proxies. Berkshire will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners of Berkshire common stock and obtaining their voting instructions.
Other Matters to Come Before the Berkshire Annual Meeting
Berkshire management knows of no other business to be presented at the Berkshire Annual Meeting, but if any other matters are properly presented to the meeting or any adjournments thereof, the persons named in the proxies will vote upon them in accordance with the Berkshire board’s recommendations.
Questions and Additional Information
If a Berkshire stockholder has questions about the Mergers, or the process for voting, or if additional copies of this document or a replacement proxy card are needed, please contact Berkshire’s proxy solicitor, Innisfree, by calling toll-free at (877) 456-3442.

BERKSHIRE PROPOSAL NO. 1
THE BERKSHIRE SHARE ISSUANCE PROPOSAL
At the Berkshire Annual Meeting, Berkshire stockholders will consider and vote on a proposal to approve the issuance of Berkshire common stock to holders of Brookline common stock pursuant to the Merger Agreement. Details about the Mergers, including each party’s reasons for the Mergers, the effect of the adoption of the Merger Agreement, and the Mergers and the timing of effectiveness of the Mergers, are discussed in the section entitled “Description of the Mergers” beginning on page 66 of this document. The Mergers cannot be completed without the approval of this proposal by Berkshire stockholders.
The Berkshire board of directors unanimously recommends that Berkshire stockholders vote “FOR”
approval of the Berkshire Share Issuance Proposal.

BERKSHIRE PROPOSAL NO. 2
THE BERKSHIRE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL
At the Berkshire Annual Meeting, Berkshire stockholders will be asked to approve a proposal to amend and restate Berkshire’s Certificate of Incorporation (the “Berkshire Restated Certificate of Incorporation”) to increase the number of authorized shares of its capital stock from 102,000,000 to 202,000,0000 shares, of which 200,000,000 shares shall be designated as shares of common stock, par value $0.01, and 2,000,000 shares shall be designated as shares of preferred stock, par value $0.01.
The Mergers cannot be completed without the approval of this proposal by Berkshire stockholders. A copy of the proposed Berkshire Restated Certificate of Incorporation is attached to this Joint Proxy Statement/Prospectus as Annex D. Holders of Berkshire common stock should read the Berkshire Restated Certificate of Incorporation in its entirety. The amendment to the Berkshire Certificate of Incorporation will become effective only if the Berkshire Share Issuance Proposal and the Berkshire Equity Plan Proposal are approved by the stockholders and the Mergers are completed.
As of the record date for the Berkshire Annual Meeting, Berkshire had 46,378,257 shares of common stock outstanding and no shares of preferred stock outstanding. In connection with the Mergers, Berkshire expects to issue approximately 37,882,325 shares of common stock to Brookline common stockholders.
The Berkshire board of directors considers the proposed increase in the number of authorized shares necessary because it will provide greater flexibility in the capital structure of the surviving corporation following the Mergers by allowing it to raise capital that may be necessary to further develop its business, to fund potential acquisitions, to have shares available for use in connection with stock plans, and to pursue other corporate purposes that may be identified by the surviving corporation’s board of directors in the future.
Each share of common stock authorized for issuance has the same rights as, and is identical in all respects with, each other share of common stock. The newly authorized shares of common stock will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding. Under the Berkshire Certificate of Incorporation, Berkshire stockholders do not have pre-emptive rights. Therefore, should the Berkshire board of directors elect to issue additional shares of common stock, existing common stockholders would not have any preferential rights to purchase those shares, and such issuance could have a dilutive effect on earnings per share, book value per share, and the voting power and shareholdings of current stockholders, depending on the particular circumstances in which the additional shares of common stock are issued. Please see “Description of Berkshire Capital Stock” included elsewhere in this Joint Proxy Statement/Prospectus for a description of Berkshire capital stock and the rights of Berkshire stockholders. The Berkshire board of directors continually considers Berkshire’s capital structure and will determine the terms and timing of any future issuance. Other than in connection with the Mergers and transactions related thereto, Berkshire does not have any current plans to issue shares of Berkshire common stock.
The foregoing description of the amendment to the Berkshire Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Berkshire Restated Certificate of Incorporation, which is attached as Annex D to this Joint Proxy Statement/Prospectus.
The Berkshire board of directors unanimously recommends that Berkshire stockholders vote “FOR”
approval of the Berkshire Certificate of Incorporation Amendment Proposal.

BERKSHIRE PROPOSAL NO. 3
THE BERKSHIRE EQUITY PLAN PROPOSAL
Berkshire is asking its stockholders to approve the Berkshire Hills Bancorp, Inc. 2025 Stock Option and Incentive Plan (the “2025 Plan”), which is attached as Annex F to this Joint Proxy Statement/Prospectus. The Berkshire board has adopted the 2025 Plan subject to the requisite stockholder approval at the Berkshire Annual Meeting and the consummation of the Mergers. If the requisite Berkshire stockholders approve this proposal, the 2025 Plan will become effective on the consummation of the Mergers and will be used by Berkshire following the consummation of the Mergers. The 2025 Plan will become effective only if the Berkshire Share Issuance Proposal and the Berkshire Certificate of Incorporation Amendment Proposal are approved by the stockholders and the Mergers are completed.
The 2025 Plan is intended to replace the Berkshire Stock Plans. If stockholders approve the 2025 Plan, then no further awards will be granted under the Berkshire Stock Plans.
Reasons to Approve the 2025 Plan
The Berkshire board believes that approval of the 2025 Plan by the Berkshire stockholders will benefit the compensation structure and strategy of the combined organization following the Mergers, and will be critical to the combined organization’s effort to build stockholder value after the Mergers. The Berkshire board believes that the 2025 Plan advances the combined organization’s interests by allowing the combined organization to attract, retain and incentivize employees, independent contractors and directors and promote the success of its business. Equity compensation will be a vital element of the combined organization’s compensation program after the Mergers, and the ability to grant stock awards at competitive levels is in the best interest of the combined organization and its stockholders.
Approval of the 2025 Plan by Berkshire stockholders is required, among other things, in order to (i) comply with the NYSE rules requiring stockholder approval of equity compensation plans and (ii) allow the grant of incentive stock options (“ISOs”) to participants under the 2025 Plan.
If the requisite Berkshire stockholders approve this proposal, the 2025 Plan will become effective on the consummation of the Mergers and the surviving corporation will register the necessary shares of its common stock on a Registration Statement on Form S-8.
A total of 3,300,000 shares of Berkshire common stock will be reserved for issuance under the 2025 Plan. Based solely upon the closing price of the Berkshire common stock as reported by NYSE on March 10, 2025, the maximum aggregate market value of the Berkshire common stock that could potentially be issued under the 2025 Plan is $85,008,000.
Summary of the Material Features of the 2025 Plan
The following description of the 2025 Plan is a summary only and is qualified in its entirety by the full text of the 2025 Plan, a copy of which is included as Annex F to this Joint Proxy Statement/Prospectus and is incorporated herein by reference.
Number of Shares.   3,300,000 shares of Berkshire common stock are reserved for issuance of awards under the 2025 Plan. This limit is subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock split, stock dividend, reverse stock split or other similar change in the Berkshire’s capitalization. The maximum aggregate number of shares of Berkshire common stock that may be issued upon exercise of incentive stock options under the 2025 Plan shall not exceed 3,300,000 shares, subject in all cases to adjustments as mentioned above.
Shares of Berkshire common stock underlying any awards under the 2025 Plan that are forfeited, canceled, or otherwise terminated (other than by exercise) shall be added back to the shares available for issuance under the 2025 Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares that may be issued as incentive stock options. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the 2025 Plan: (i) shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, and (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of such stock appreciation right upon exercise thereof.
Non-Employee Director Compensation Limit.   The 2025 Plan contains a limitation whereby the value of all awards under the 2025 Plan and all other cash compensation paid by Berkshire to any non-employee director may not exceed $725,000 in any calendar year; provided, however, that such amount will be $870,000 for the calendar year a non-employee director is initially elected or appointed to the Berkshire board.
Minimum Vesting Period.   The 2025 Plan contains a minimum vesting period such that the vesting period for each award granted under the 2025 Plan must be at least equal to the “minimum vesting period”, which is the one-year period following the date of grant of the award; provided, however, that (i) such minimum vesting period will not limit the Berkshire compensation committee’s authority to accelerate the vesting of the award, (ii) notwithstanding the foregoing, up to 5% of the shares of Berkshire common stock authorized for issuance under the 2025 Plan may be utilized for unrestricted stock awards or other awards with a vesting period that is less than the minimum vesting periods, and (iii) notwithstanding the foregoing, annual awards to non-employee directors that occur in connection with Berkshire’s annual meeting of stockholders may vest on the date of Berkshire’s next annual meeting of stockholders, provided, however, that in no event will the vesting period for any such award be less than 50 weeks. In addition, the Berkshire compensation committee may grant awards that vest within the minimum vesting period if such awards are granted as substitute awards in replacement of other awards that were scheduled to vest during the minimum vesting period (or in connection with elective deferrals of compensation that would otherwise have been paid during the minimum vesting period).
Administration.   The 2025 Plan will be administered by the Berkshire compensation committee, which will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2025 Plan. The Berkshire compensation committee may delegate to a subcommittee consisting of one or more members of the Berkshire board or committee comprised of one or more officers the authority to grant stock options and other awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not members of the delegated subcommittee or committee, subject to certain limitations and guidelines, including a time period of such delegation.
Eligibility.   Persons eligible to participate in the 2025 Plan will be officers, employees, non-employee directors and consultants of Berkshire as selected from time to time by the Berkshire compensation committee in its discretion. Immediately following the completion of the Merger, approximately 563 officers, 21 employees who are not officers, 15 non-employee directors, and no consultants of the combined organization are expected to be eligible to participate in the 2025 Plan.
Stock Options.   The 2025 Plan permits the granting of both options to purchase Berkshire common stock intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code and options that do not so qualify. Options granted under the 2025 Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of Berkshire and its subsidiaries. Non-qualified options may be granted to any persons eligible for awards under the 2025 Plan.
The option exercise price of each option will be determined by the Berkshire compensation committee but generally may not be less than 100% of the fair market value of Berkshire common stock on the date of grant or, in the case of an incentive stock option granted to a ten percent stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the Berkshire compensation committee and may not exceed ten years from the date of grant. The Berkshire compensation committee will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Berkshire compensation committee or by delivery (or attestation to the ownership) of shares of Berkshire common stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Berkshire compensation committee may permit non-qualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.
Stock Appreciation Rights.   The Berkshire compensation committee may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Berkshire common stock, or cash, equal to the value of the appreciation in Berkshire’s stock price over the exercise price. The exercise price generally may not be less than 100% of the fair market value of Berkshire common stock on the date of grant. The term of each stock appreciation right will be fixed by the Berkshire compensation committee and may not exceed ten years from the date of grant. The Berkshire compensation committee will determine at what time or times each stock appreciation right may be exercised.
Restricted Stock and RSU Awards.   The Berkshire compensation committee may award restricted shares of Berkshire common stock and RSUs to participants subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified vesting period. Dividends paid by Berkshire during the vesting period of a restricted stock award will be accrued and not paid to the grantee until and to the extent that the related restricted stock award vests.
Unrestricted Stock Awards.   The Berkshire compensation committee may also grant shares of Berkshire common stock that are free from any restrictions under the 2025 Plan. Unrestricted stock may be granted to participants in recognition of past services or for other valid consideration and may be issued in lieu of cash compensation due to such participant.
Dividend Equivalent Rights.   The Berkshire compensation committee may grant dividend equivalent rights to participants that entitle the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Berkshire common stock. Dividend equivalent rights granted as a component of an RSU award may be paid only if the related RSU award becomes vested. Dividend equivalent rights may be settled in cash, shares of Berkshire common stock or a combination thereof, in a single installment or installments, as specified in the award.
Cash-Based Awards.   The Berkshire compensation committee may grant cash-based awards under the 2025 Plan to participant. Cash-based awards will be payable upon achievement of specified performance goals as determined by the Berkshire compensation committee.
Changes to Capital Structure.   The 2025 Plan requires the Berkshire compensation committee to make appropriate adjustments to the number of shares of Berkshire common stock that are subject to the 2025 Plan, to certain limits in the 2025 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.
Sale Event.   The 2025 Plan provides that upon the effectiveness of a “sale event,” as defined in the 2025 Plan, an acquirer or successor entity may assume, continue or substitute for the outstanding awards under the 2025 Plan. To the extent that awards granted under the 2025 Plan are not assumed or continued or substituted by the successor entity, all awards granted under the 2025 Plan shall terminate. In such case, except as may be otherwise provided in the relevant award agreement, (i) all awards with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the sale event shall become fully vested and exercisable or nonforfeitable as of the effective time of the sale event, and (ii) all awards with conditions and restrictions relating to the attainment of performance goals will become vested and nonforfeitable in connection with a sale event at the greater of (x) 100% of target levels or (y) the levels determined based on actual performance against the applicable performance conditions as of the date of the sale event (if determinable). In the event of such termination, individuals holding options and stock appreciation rights will, for each such award, either (a) receive a payment in cash or in kind for each share subject to such award that is exercisable in an amount equal to the per share cash consideration payable to stockholders in the sale event less the applicable per share exercise price (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration payable to stockholders in the sale event, such option or stock appreciation right shall be cancelled for no consideration) or (b) be permitted to exercise such options and stock appreciation rights (to the extent exercisable after taking into account any acceleration thereunder) within a specified period of time prior to the sale event. The Berkshire compensation committee also has the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other awards in an amount equal to the per share cash consideration payable to stockholders in the sale event multiplied by the number of vested shares under such awards (after taking into account any acceleration in connection with the sale event).
Substitute Awards.   The Berkshire compensation committee may grant awards under the 2025 Plan in substitution for shares and share-based awards held by employees, directors or consultants of another corporation in connection with the merger or consolidation of the employing corporation with Berkshire or any of its subsidiaries or the acquisition by Berkshire or any of its subsidiaries of property or shares of the employing corporation. The Berkshire compensation committee may direct that the substitute awards be granted on such terms and conditions as the Berkshire compensation committee considers appropriate in such circumstances. To the extent permitted by applicable law, any substitute award granted under the 2025 Plan will not count against the share limitation of the 2025 Plan.
Tax Withholding.   Participants in the 2025 Plan are responsible for the payment of any federal, state or local taxes that Berkshire is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Berkshire compensation committee may cause any tax withholding obligation of Berkshire to be satisfied, in whole or in part, by Berkshire withholding from shares of Berkshire common stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The Berkshire compensation committee may also require any tax withholding obligation of Berkshire to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to Berkshire in an amount that would satisfy the withholding amount due.
Transferability of Awards.   The 2025 Plan generally does not allow for the transfer or assignment of awards, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order; however, the Berkshire compensation committee may permit the transfer of non-qualified stock options by gift to an immediate family member, to trusts for the benefit of family members, or to partnerships in which such family members are the only partners.
Clawback.   Awards granted under the 2025 Plan are subject to reduction, cancellation, forfeiture or recoupment under any clawback policy adopted by Berkshire from time to time, including the Berkshire Hills Bancorp, Inc. Clawback Policy.
Amendment and Termination.   The Berkshire compensation committee may amend or discontinue the 2025 Plan and the Berkshire compensation committee may amend or cancel outstanding awards for purposes of satisfying changes in law or any other lawful purpose, but no such action may materially and adversely affect rights under an award without the holder’s consent. However, the 2025 Plan expressly prohibits re-pricing of option awards without prior stockholder approval. Additionally, certain amendments to the 2025 Plan require the approval of Berkshire stockholders.
Term.   No awards may be granted under the 2025 Plan after the date that is ten years from the date that stockholders approve the 2025 Plan, and no awards intended to qualify as incentive stock options may be granted after the date that is ten years from the date the Berkshire board approved the 2025 Plan.
Certain United States Federal Income Tax Aspects
The following is a summary of the principal federal income tax consequences of certain transactions under the 2025 Plan. It does not describe all federal tax consequences under the 2025 Plan, nor does it describe state or local tax consequences.
Incentive Stock Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Berkshire common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) Berkshire will not be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares of Berkshire common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Berkshire common stock at exercise (or, if less, the amount realized on a sale of such shares of Berkshire common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Berkshire common stock.
If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
No income is generally realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of Berkshire common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Berkshire common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Berkshire common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
For all other awards under the 2025 Plan, Berkshire generally will be entitled to a tax deduction in connection with other awards under the 2025 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for deferred settlement.
The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to Berkshire, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
New Plan Benefits
No awards have been previously granted under the 2025 Plan and no awards have been granted that are contingent on stockholder approval of the 2025 Plan. The awards that are to be granted to any participant or group of participants are indeterminable at the date of this proxy statement/prospectus because participation and the type of awards that may be granted under the 2025 Plan are subject to the discretion of the plan administrator. Consequently, no new plan benefits table is included in this proxy statement/prospectus.
Equity Compensation Plan Information
The following table provides information as of December 31, 2024 with respect to the shares of Berkshire common stock that may be issued under Berkshire’s existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column) (c)
Equity compensation plans approved by security holders(2)	44,400(3)	26.65	787,382
Equity compensation plans not approved by security holders	—	—	—
Total	44,400	26.65	787,382

(1)
Represents the weighted average exercise price of outstanding stock options. Outstanding time or performance-based restricted stock units (“RSUs”) are not included in such weighted average exercise price calculations because RSUs do not have an exercise price.

(2)
Includes Berkshire’s 2022 Equity Incentive Plan and 2018 Equity Incentive Plan.

(3)
Includes 44,400 shares of Berkshire common stock issuable upon exercise of outstanding stock options.

The Mergers cannot be completed without the approval of this proposal by Berkshire stockholders. A copy of the proposed Berkshire Hills Bancorp, Inc. 2025 Stock Option and Incentive Plan is attached to this Joint Proxy Statement/Prospectus as Annex F. Holders of Berkshire common stock should read the Berkshire Hills Bancorp, Inc. 2025 Stock Option and Incentive Plan in its entirety. The Berkshire Hills Bancorp, Inc. 2025 Stock Option and Incentive Plan will become effective only if the Berkshire Share Issuance Proposal and the Berkshire Certificate of Incorporation Amendment Proposal are approved by the stockholders and the Mergers are completed.
The Berkshire board of directors unanimously recommends that Berkshire stockholders vote “FOR”
approval of the Berkshire Equity Plan Proposal.

BERKSHIRE PROPOSAL NO. 4
THE BERKSHIRE DIRECTOR ELECTION PROPOSAL
Berkshire’s board is presenting nine nominees for election as directors at the Berkshire Annual Meeting: David M. Brunelle, Mary Anne Callahan, Nina A. Charnley, Mihir A. Desai, William H. Hughes III, Sylvia Maxfield, Nitin J. Mhatre, Karyn Polito, and Eric S. Rosengren. Current directors Jeffrey W. Kip and Laurie Norton Moffatt do not intend to stand for re-election at the Berkshire Annual Meeting.
All of the nominees currently serve as directors on Berkshire’s board. Each director elected at the Berkshire Annual Meeting will serve for a one-year term until Berkshire’s 2026 annual meeting or until a successor is duly elected and qualified. Each director nominee has consented to being named in this Joint Proxy Statement/Prospectus and to serving as a director if elected. If a nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The Berkshire board does not currently anticipate that any of the nominees will be unable to be a candidate for election.
Berkshire stockholders should understand that if the Mergers are consummated, the effect of the approval of the director nominees named in the Director Election Proposal will be limited because the composition of the Berkshire board will be reconstituted upon completion of the Mergers in accordance with the Merger Agreement.
Immediately following the Mergers, the combined company’s board of directors will be fixed at 16 members, with eight directors designated by each of Berkshire (which will include David M. Brunelle) and Brookline (which will include Paul A. Perrault).
The Mergers are not conditioned upon the approval of the Berkshire Director Election Proposal.
Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of the nominees as directors.
The Berkshire board of directors unanimously recommends that Berkshire stockholders vote “FOR” the Berkshire director nominees.

BERKSHIRE PROPOSAL NO. 5
THE BERKSHIRE SAY-ON-PAY PROPOSAL
In accordance with Section 14A of the Securities Exchange Act of 1934, Berkshire stockholders are being given the opportunity to vote on an advisory (non-binding) resolution at the Annual Meeting to approve Berkshire’s executive compensation as described in the Compensation Discussion and Analysis, compensation tables and narrative discussion of named executive officer compensation incorporated by reference into this Joint Proxy Statement/Prospectus. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to endorse or not endorse Berkshire’s executive pay program.
The purpose of Berkshire’s compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to Berkshire’s long-term success and enhancement of stockholder value. The Berkshire board of directors believes Berkshire’s compensation policies and procedures achieve this objective, and therefore recommend stockholders vote “FOR” the proposal.
“RESOLVED, that the compensation paid to Berkshire’s named executive officers, as disclosed pursuant to Item 402 of the SEC’s Regulation S-K in Berkshire’s Amendment No. 1 to the Form 10-K/A and incorporated into this Joint Proxy Statement/Prospectus, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”
This is an advisory vote only, and neither Berkshire nor the Berkshire board of directors will be bound to take action based upon the outcome. The Berkshire compensation committee will consider the vote of the stockholders when considering future executive compensation arrangements.
The Berkshire board of directors unanimously recommends that Berkshire stockholders vote “FOR”
approval of the Berkshire Say-on-Pay Proposal.

BERKSHIRE PROPOSAL NO. 6
THE BERKSHIRE AUDITOR RATIFICATION PROPOSAL
Berkshire’s independent registered public accounting firm (“Accounting Firm”) for the year ended December 31, 2024 was Crowe LLP (“Crowe”). The Audit Committee of the Berkshire board has appointed Crowe as the independent registered public accounting firm for the year ending December 31, 2025, subject to ratification by the stockholders at the Berkshire Annual Meeting. A representative of Crowe is expected to be present at the Berkshire Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should they desire to do so.
Stockholder ratification of the appointment of Crowe is not required by Berkshire bylaws or otherwise; however, the Berkshire board is submitting the appointment of Crowe to the stockholders for ratification as a matter of good corporate practice. If the Auditor Ratification Proposal is not approved by a majority of the votes cast at the Berkshire Annual Meeting, other independent registered public accounting firms may be considered by the Audit Committee.
The Berkshire board of directors unanimously recommends that Berkshire stockholders vote “FOR”
approval of the Berkshire Auditor Ratification Proposal.

BERKSHIRE PROPOSAL NO. 7
THE BERKSHIRE ADJOURNMENT PROPOSAL
If there are insufficient proxies at the time of the meeting to approve the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, or the Berkshire Equity Plan Proposal, the Berkshire stockholders may be asked to vote on a proposal to adjourn the meeting to a later date to allow additional time to solicit additional proxies. Berkshire’s board of directors does not currently intend to propose adjournment at the Berkshire Annual Meeting if there are sufficient votes to approve the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, and the Berkshire Equity Plan Proposal.
The Berkshire board of directors unanimously recommends that Berkshire stockholders vote “FOR”
approval of the Berkshire Adjournment Proposal.

BERKSHIRE PAY VERSUS PERFORMANCE INFORMATION
Berkshire is providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance of Berkshire. Berkshire’s compensation committee did not consider the pay versus performance disclosure when making its incentive compensation decisions. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by principal executive officers (“PEOs”) and non-PEO named executive officers (“NEOs”), including with respect to restricted stock compensation.
	PEO						Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment from 12/31/19		Net Income ($000)	Company- Selected Performance Measure Operating ROTCE(7)
	Summary Compensation Table Total(1)			Compensation Actually Paid(2)
Year	PEO 1 Nitin Mhatre ($)	PEO 2 Sean Gray ($)	PEO 3 Richard Marotta ($)	PEO 1 Nitin Mhatre ($)	PEO 2 Sean Gray ($)	PEO 3 Richard Marotta ($)			Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)
2024	2,662,950	N/A	N/A	2,680,210	N/A	N/A	991,245	909,963	100.31	130.90	61,003	9.56%
2023	2,633,381	N/A	N/A	1,658,299	N/A	N/A	907,631	635,368	85.10	115.64	69,598	10.05%
2022	2,609,600	N/A	N/A	2,984,797	N/A	N/A	957,688	987,755	99.13	116.10	92,533	10.07%
2021	2,292,852	1,813,456	N/A	2,947,138	2,662,478	N/A	616,334	643,915	92.51	124.74	118,664	7.58%
2020	N/A	1,493,453	5,301,126	N/A	804,428	3,646,629	621,554	350,331	54.70	91.29	(533,017)	3.07%

(1)
The dollar amounts reported for the PEOs Mr. Mhatre, Mr. Gray and Mr. Marotta under “Summary Compensation Table Total” are the amounts of total compensation reported for those persons for each corresponding year in the “Total” column of the Summary Compensation Table included in Berkshire's Amendment No. 1 to its Annual Report on Form 10-K, filed on March 19, 2025.

(2)
The dollar amounts reported for Mr. Mhatre, Mr. Gray, and Mr. Marotta under “Compensation Actually Paid” represent the amount of “compensation actually paid” to those persons, as computed in accordance with Item 402(v) of the SEC’s Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to them during the applicable year.

(3)
The dollar amounts reported under “Average Summary Compensation Total for non-PEO NEOs” represent the average of the amounts reported for Berkshire’s NEOs as a group (excluding any individual serving as Berkshire’s CEO during such year) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, Sean Gray, Brett Brbovic, James Brown, Gregory Lindenmuth, and David Rosato; (ii) for 2023, Sean Gray, David Rosato, James Brown, Gregory Lindenmuth, and Brett Brbovic; (iii) for 2022, Sean Gray, Brett Brbovic, George Bacigalupo, Gregory Lindenmuth, and Subhadeep Basu; (iv) for 2021, Subhadeep Basu, George Bacigalupo, Gregory Lindenmuth, Deborah Stephenson and James Moses; and (v) for 2020, James Moses, George Bacigalupo, Gregory Lindenmuth, and Tami Gunsch.

(4)
The dollar amounts reported under “Average Compensation Actually Paid for non-PEO NEOs” represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the CEO), as computed in accordance with Item 402(v) of the SEC’s Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year.

(5)
Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between Berkshire’s share price at the end and the beginning of the measurement period by Berkshire’s share price at the beginning of the measurement period, which is December 31, 2019.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: KBW NASDAQ Regional Banking Index. The measurement period is from December 31, 2019.

(7)
Operating Return on Tangible Common Equity (“ROTCE”) is a non-GAAP financial measure based on earnings on an operating basis as adjusted for notable items as disclosed below. The specific measure used is the Operating Return on Tangible Common Equity, including unrealized losses on AFS securities.

In accordance with the requirements of Item 402(v) of the SEC’s Regulation S-K, the adjustments in the table below were made to the PEOs and non-PEO NEOs’ total compensation to determine the compensation actually paid in 2024:
	Nitin Mhatre 2024	Average Non- PEO NEOs 2024
Total Compensation as reported in Summary Compensation Table (“SCT”)	$2,662,950	$991,245
Pension values reported in SCT	—	—
Fair value of equity awards granted during fiscal year	(886,410)	(321,654)
Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	—	—
Fair value of equity compensation granted and vested in current year – value at vesting date	—	—
Fair value of equity compensation granted and outstanding in current year – value at year-end(1)	1,019,200	361,415
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	9,720	2,259
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(125,251)	(16,499)
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year(2)	—	(106,804)
Compensation Actually Paid to PEOs	$2,680,210	$909,963

(1)
Includes 2024 equity awards to David Rosato valued at grant date

(2)
Includes forfeited 2024 equity awards to David Rosato valued at grant date

Financial Performance Measures
Berkshire’s approach to executive compensation is designed to directly link pay to performance, recognize both corporate and individual performance, promote long-term stock ownership, attract, retain and motivate talented executives, and balance risk and reward while taking into consideration stakeholder feedback as well as market trends and practices. The most important financial measures used by Berkshire in determining performance-based compensation for Berkshire’s NEOs for the most recently completed fiscal year are:
•
Operating Return on Tangible Common Equity

•
Operating Return on Assets

•
Operating Pre-tax Pre-Provision Net Revenue

•
Efficiency Ratio

•
Net Charge-offs/Average Loans

The operating measures above are non-GAAP financial measures used in Berkshire’s incentive compensation plans and are described below.

Analysis of the Information Presented in the Pay versus Performance Table
While Berkshire utilizes several performance measures to align executive compensation with performance, all of those measures are not presented in the Pay versus Performance table. Moreover, Berkshire generally seeks to incentivize long-term performance, and therefore does not specifically align Berkshire’s performance measures with compensation that is actually paid (as defined by SEC rules) for a particular year. In accordance with Item 402(v) of the SEC’s Regulation S-K, Berkshire is providing the following graphic descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and TSR
Compensation Actually Paid and Net Income

Compensation Actually Paid and Operating ROTCE
Non-GAAP Reconciliation
(Dollars in thousands)	December 31, 2024	December 31, 2023	December 31, 2022
GAAP Net income	$61,003	$69,598	$92,533
Non-GAAP measures
Adj: Fair value adjustments on securities(1)	—	—	2,037
Adj: Loss/(gain) on sale of AFS securities	49,937	25,057	(6)
Adj: Net gains on sale of business operations and assets	(16,241)	—	—
Adj: Acquisition, restructuring and other	9,493	6,261	8,909
Adj: Income taxes	(9,319)	(7,723)	(2,940)
Net non-operating charges	33,870	23,595	8,000
Operating net income (non-GAAP)	$94,873	$93,193	$100,533
Total revenue	$400,000	$411,829	$413,534
Total non-interest expense	296,486	301,508	288,716
Pre-tax, pre-provision net revenue (PPNR)	$103,514	$110,321	$124,818
Total operating revenue	$433,696	$436,886	$415,565
Operating non-interest expense	286,993	295,247	279,807
Operating pre-tax, pre-provision net revenue (PPNR)	$146,703	$141,639	$135,758
(dollars in millions, except share related data)
Total average assets	$11,683	$11,838	$11,216
Total average stockholders’ equity	1,044	984	1,063
Total average tangible stockholders’ equity	1,027	962	1,036
Average diluted shares outstanding – GAAP (thousands)	42,761	43,504	45,914
Earnings per share, diluted	$1.43	$1.60	$2.02
Plus: Net adjustments per share, diluted	0.79	0.54	0.17
Adjusted earnings per share, diluted	2.22	2.14	2.19

(Dollars in thousands)	December 31, 2024	December 31, 2023	December 31, 2022
Performance Ratios
Return on equity	5.84%	7.07%	8.70%
Operating return on equity	9.09	9.47	9.46
Return on tangible common equity	6.27	7.60	9.29
Operating return on tangible common equity	9.56	10.05	10.07
Return on assets	0.52	0.59	0.82
Operating return on assets	0.81	0.79	0.90
Efficiency ratio	63.94	63.88	64.31

(1)
Starting in 2023, fair value adjustments on securities are included in operating income.

SPECIAL MEETING OF BROOKLINE STOCKHOLDERS
This section contains information for Brookline stockholders about the special meeting that Brookline has called to allow Brookline stockholders to consider and vote on the Brookline Merger Proposal, the Brookline Merger-Related Proposal, and the Brookline Adjournment Proposal. This Joint Proxy Statement/Prospectus is accompanied by a notice of the Brookline special meeting and a form of proxy card that the Brookline board of directors is soliciting for use by Brookline stockholders at the special meeting and at any adjournments or postponements of the special meeting.
Date, Time and Place of the Brookline Special Meeting
The Brookline Special Meeting is scheduled to be held as follows:
Date: May 21, 2025
Time: 9:30 a.m., Eastern time
Place: www.virtualshareholdermeeting.com/BRKL2025SM
Matters to Be Considered
At the Brookline Special Meeting, Brookline stockholders will be asked to consider and vote upon the following proposals:
•
the Brookline Merger Proposal.

•
the Brookline Merger-Related Compensation Proposal; and

•
the Brookline Adjournment Proposal.

Shares Outstanding and Entitled to Vote; Record Date
Brookline stockholders of record as of the close of business on March 26, 2025, which is the record date of the Brookline Special Meeting, are entitled to vote at the Brookline Special Meeting and any adjournments or postponements of the Brookline Special Meeting. As of the close of business on the record date, shares of Brookline common stock were outstanding. Each share of Brookline common stock has one vote on each matter presented to stockholders. If your shares are held in “street name” by your broker, bank or other nominee and you wish to vote virtually at the Brookline Special Meeting, you will have to obtain a “legal proxy” from your broker, bank or other nominee entitling you to vote at the Brookline Special Meeting.
How to Vote
Voting at the Brookline Special Meeting.   If you are a stockholder of record and attend the Brookline Special Meeting, you may vote at the Brookline Special Meeting at the designated time during the meeting. You may attend and vote your shares at the Brookline Special Meeting by visiting www.virtualshareholdermeeting.com/BRKL2025SM and entering the 16-digit control number on your proxy card.
Voting by Proxy for Shares Registered Directly in the Name of the Stockholder.   If you hold your shares of common stock in your own name as a holder of record with Broadridge Corporate Issuer Solutions, who we refer to as Broadridge, you may instruct the proxyholders named in the proxy card how to vote your shares of common stock in one of the following ways:
•
Vote by Internet.   You may vote via the Internet by following the instructions on your proxy card. The website for Internet voting is printed on your proxy card. Please have your proxy card in hand. Internet voting is available 24 hours per day until 11:59 p.m., Eastern time, on May 20, 2025. You will receive a series of instructions that will allow you to vote your shares of common stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.

•
Vote by Telephone.   You may vote by telephone by calling the toll-free number listed on your proxy card. Telephone voting is available 24 hours per day until 11:59 p.m., Eastern time, on May 20, 2025.

When you call, please have your proxy card in hand. You will receive a series of voice instructions that will allow you to vote your shares of common stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.
•
Vote by Mail.   If you would like to vote by mail, upon receipt of the proxy card, please mark, sign and date your proxy card and return it promptly to Broadridge, in the postage-paid envelope provided.

Voting by Proxy for Shares Registered in Street Name.   If your shares of common stock are held by a broker, a bank, or other nominee in “street name”, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of common stock voted.
Quorum
The presence, in person or by proxy, of holders of a majority of all of the shares of Brookline common stock entitled to vote at the Brookline Special Meeting constitute a quorum for the transaction of business at the Brookline Special Meeting. Each share of common stock entitled to vote on the record date is entitled to one vote on each matter properly submitted at the Brookline Special Meeting. Abstentions will be counted for purposes of determining whether a quorum is present for the transaction of business at the Brookline Special Meeting. Broker non-votes would generally be included in determining the presence of a quorum; however, since the Brookline Special Meeting will consider and vote upon only “non-routine” matters, broker non-votes will not be included in determining the presence of a quorum.
Vote Required
•
Approval of the Brookline Merger Proposal requires the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on the proposal.

•
Approval of the Brookline Merger-Related Compensation Proposal requires the affirmative vote of a majority of the votes cast at the Brookline Special Meeting.

•
Approval of the Brookline Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Brookline Special Meeting.

Abstentions and Broker Non-Votes
If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of NYSE (which in this matter also apply to Nasdaq-listed companies), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your uninstructed shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank, or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. The Brookline Merger Proposal, the Brookline Merger-Related Compensation Proposal, and the Brookline Adjournment Proposal are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions.
Abstentions are counted for purposes of determining whether a quorum is present. If you “abstain” from voting on the Brookline Merger Proposal, it will have the same effect as a vote “against” the proposal. If you “abstain” from voting for the Brookline Merger-Related Compensation Proposal and the Brookline Adjournment Proposal, it will have the same effect as if your vote was not cast with respect to each such proposal, and this will have no effect on the outcome. A broker non-vote will have the same effect as a vote against the Brookline Merger Proposal. A broker non-vote will have no effect on the outcome of the Brookline Merger-Related Compensation proposal and the Brookline Adjournment Proposal.

Revocation of Proxies
You may revoke your proxy at any time before it has been exercised by:
•
filing a written revocation with the Corporate Secretary of Brookline Bancorp, Inc., 131 Clarendon Street, Boston, Massachusetts 02116;

•
submitting a new proxy by telephone, or by the Internet, or by submitting a new proxy card after the time and date of the previously submitted proxy card; or

•
attending the Brookline Special Meeting and voting at the Brookline Special Meeting.

If you are a stockholder of record as of the record date attending the Brookline Special Meeting, you may vote in person whether or not a proxy has been previously given, but your presence (without further action) at the Brookline Special Meeting will not constitute revocation of a previously given proxy.
Delivery of Proxy Materials
As permitted by applicable law, only one copy of this Joint Proxy Statement/Prospectus is being delivered to Brookline stockholders residing at the same address, unless such Brookline stockholders have notified Brookline of their desire to receive multiple copies of the Joint Proxy Statement/Prospectus. Brookline will promptly deliver, upon oral or written request, a separate copy of the joint proxy statement/prospectus to any Brookline stockholder residing at an address to which only one copy of such document was mailed. Requests for additional copies should be directed to Brookline’s proxy solicitor, Alliance Advisors, LLC, by calling toll-free at (833) 215-7520, or via e-mail to BRKL@allianceadvisors.com. If the Brookline Special Meeting is postponed or adjourned, it will not affect the ability of Brookline stockholders of record as of the Brookline record date to exercise their voting rights or to revoke any previously granted proxy using the methods described above.
Solicitation of Proxies
The Brookline board of directors is soliciting these proxies. Brookline will pay the expenses of soliciting proxies to be voted at the Brookline Special Meeting. In addition to sending you this Joint Proxy Statement/Prospectus, some of Brookline’s directors and officers as well as management and non-management employees may contact you by telephone, mail, e-mail, or in person. In addition, Alliance Advisors, LLC, a proxy solicitation firm, will assist Brookline in soliciting proxies for the Brookline Special Meeting. Brookline will pay approximately $20,000, plus expenses, for these services.
Other Matters to Come Before the Brookline Special Meeting
Brookline management knows of no other business to be presented at the Brookline Special Meeting, but if any other matters are properly presented to the meeting or any adjournments thereof, the persons named in the proxies will vote upon them in accordance with the Brookline board’s recommendations.
Questions and Additional Information
If a Brookline stockholder has questions about the Mergers, or the process for voting, or if additional copies of this document or a replacement proxy card are needed, please contact Brookline’s proxy solicitor, Alliance Advisors, LLC, by calling toll-free at (833) 215-7520 or via e-mail to BRKL@allianceadvisors.com.

BROOKLINE PROPOSAL NO. 1
THE BROOKLINE MERGER PROPOSAL
Pursuant to the Merger Agreement, Brookline is asking Brookline stockholders to adopt the Merger Agreement. Details about the Merger Agreement, including each party’s reasons for the Mergers, the effect of the adoption of the Merger Agreement and the timing of effectiveness of the Mergers, are discussed in the section entitled “Description of the Mergers” beginning on page 66 of this document. A copy of the Merger Agreement is attached to this Joint Proxy Statement/Prospectus as Annex A.
After careful consideration, the Brookline board of directors, by a unanimous vote of all directors, approved the Merger Agreement and declared the Merger Agreement and the transactions contemplated thereby, including the Merger, to be advisable and in the best interest of Brookline and Brookline stockholders. See “Description of the Mergers — Brookline’s Reasons for the Merger; Recommendation of the Brookline Board of Directors” beginning on page 74 for a more detailed discussion of the Brookline board of directors’ recommendation.
The approval of the Brookline Merger Proposal is a condition to the completion of the Mergers.
The Brookline board of directors unanimously recommends a vote “FOR”
approval of the Brookline Merger Proposal.

BROOKLINE PROPOSAL NO. 2
THE BROOKLINE MERGER-RELATED COMPENSATION PROPOSAL
Pursuant to Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, Brookline’s board of directors is providing stockholders with the opportunity to cast a non-binding advisory vote on the compensation that may be paid or become payable to Brookline’s named executive officers, as summarized in the table under the caption “Description of the Mergers  —  Interests of Brookline’s Directors and Executive Officers in the Mergers  —  Quantification of Potential Payments and Benefits to Brookline’s Named Executive Officers” beginning on page 119 of this document.
Accordingly, at the Brookline Special Meeting, Brookline is asking its stockholders to approve, on a non-binding advisory basis, the following resolution:
“RESOLVED, that the compensation that will or paid or may become payable to the Brookline named executive officers in connection with the merger, as disclosed in the table under the caption “Description of the Mergers  —  Interests of Brookline’s Directors and Executive Officers in the Mergers  —  Quantification of Potential Payments and Benefits to Brookline’s Named Executive Officers” in the Joint Proxy Statement/Prospectus in accordance with Item 402(t) of Regulation S-K, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, is hereby APPROVED.”
The advisory vote on the Brookline Merger-Related Compensation Proposal is a vote separate and distinct from the vote on Brookline Merger Proposal. Because the vote is advisory in nature only, it will not be binding on Brookline, regardless of whether the Brookline Merger Proposal is approved. Accordingly, as the compensation to be paid in connection with the Mergers is a contractual obligation to the named executive officers of Brookline, regardless of the outcome of this advisory vote, such compensation will be payable if the Merger Agreement is adopted and the Mergers are completed, subject only to the contractual conditions applicable to such payment.
The Brookline board of directors unanimously recommends a vote “FOR”
approval of the Brookline Merger-Related Compensation Proposal.

BROOKLINE PROPOSAL NO. 3
THE BROOKLINE ADJOURNMENT PROPOSAL
If there are insufficient proxies at the time of the Brookline Special Meeting to approve the Brookline Merger Proposal, Brookline stockholders may be asked to vote on a proposal to adjourn the meeting to a later date to allow additional time to solicit additional proxies. Brookline’s board of directors does not currently intend to propose adjournment at the Brookline Special Meeting if there are sufficient votes to approve the Brookline Merger Proposal.
The Brookline board of directors unanimously recommends a vote “FOR”
approval of the Brookline Adjournment Proposal.

DESCRIPTION OF THE MERGERS
The following summary of the Merger Agreement and the Mergers is qualified by reference to the complete text of the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to this document and is incorporated by reference into this document. You should read the Merger Agreement completely and carefully as it, rather than this description, is the legal document that governs the Mergers.
Explanatory Note Regarding the Merger Agreement
The Merger Agreement and this summary of terms are included to provide you with information regarding the terms of the Merger Agreement. Factual disclosures about Berkshire and Brookline contained in this Joint Proxy Statement/Prospectus or in the public reports of Berkshire or Brookline filed with the SEC may supplement, update or modify the factual disclosures about Berkshire and Brookline contained in the Merger Agreement. The Merger Agreement contains representations and warranties by Berkshire and Commerce Acquisition Sub, Inc., on the one hand, and by Brookline, on the other hand, made solely for the benefit of the other. The representations, warranties and covenants made in the Merger Agreement by Berkshire and Brookline were qualified and subject to important limitations agreed to by Berkshire and Brookline in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing circumstances in which a party to the Merger Agreement may have the right not to consummate the Mergers if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable to stockholders and reports and documents filed with the SEC, and some were qualified by the matters contained in the confidential disclosure schedules that Berkshire and Brookline each delivered in connection with the Merger Agreement and certain documents filed with the SEC. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this Joint Proxy Statement/Prospectus, may have changed since the date of the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about Berkshire and Brookline at the time they were made or otherwise and should be read only in conjunction with the other information provided elsewhere in this Joint Proxy Statement/Prospectus or incorporated by reference into this Joint Proxy Statement/Prospectus. Please see the section entitled “Where You Can Find More Information” beginning on page 143.
General
Under the Merger Agreement, Merger Sub will merge with and into Brookline, with Brookline as the surviving corporation, immediately followed by the merger of Brookline with and into Berkshire, with Berkshire as the surviving corporation. Immediately following the Mergers, Berkshire Bank, the wholly-owned subsidiary of Berkshire, and two of Brookline’s banking subsidiaries, PCSB Bank and Bank Rhode Island, will merge with and into Brookline Bank, a wholly-owned subsidiary of Brookline, with Brookline Bank as the surviving bank.
Consideration to be Received in the Mergers
When the Mergers become effective, each share of Brookline common stock issued and outstanding immediately before completion of the Mergers will automatically be converted into the right to receive 0.42 shares of Berkshire common stock, plus cash in lieu of any fractional share, without interest.
Berkshire will not issue any fractional shares of Berkshire common stock in the Mergers. Berkshire will pay to each former Brookline stockholder who holds fractional shares an amount in cash determined by multiplying the average of the closing sale prices of Berkshire common stock for the ten full consecutive trading days ending on the day preceding the closing date of the Mergers by the fraction of a share (rounded to the nearest cent) of Berkshire common stock that such stockholder would otherwise be entitled to receive.

Background of the Mergers
The Brookline board, the Berkshire board and the respective senior management teams of Brookline and Berkshire regularly review the performance, strategy, competitive position, opportunities and prospects of their respective companies, as part of their goals and efforts to enhance value for their respective stockholders and to deliver the best possible products and services to their respective customers and communities. These reviews have included consideration of, among other things, the then-current business, economic and regulatory environments, as well as developments in the banking and financial services industries and the opportunities and challenges facing participants in those industries generally, and for Brookline and Berkshire in particular. These reviews have also included assessments of ongoing consolidation in the financial services industry and consideration of, and discussions with other companies regarding, potential strategic transactions, including business combinations, as well as the benefits and risks of continued operations as standalone companies, all with the goal of furthering the companies’ strategic objectives and enhancing stockholder value.
As part of its business strategy and objectives, Brookline has been an active participant in the mergers and acquisitions market, having completed four whole bank acquisitions since Mr. Perrault’s tenure began in 2009 as President and Chief Executive Officer, and since 2021 as Chairman and Chief Executive Officer. As a result, the Brookline board and members of Brookline’s senior management, from time to time with assistance from outside advisors, have regularly reviewed potential acquisition and business combination opportunities, and Mr. Perrault has had, from time to time, informal discussions with representatives of other financial institutions, including Berkshire, relating to potential strategic matters, including possible business combination opportunities, and has regularly updated the Brookline board regarding such discussions.
As part of its business strategy and objectives, Berkshire has been an active participant in the mergers and acquisitions market for twenty years, having completed ten whole bank acquisitions and the purchase of twenty former Bank of America branches since 2005. As a result, the Berkshire board and members of Berkshire’s senior management, from time to time with assistance from outside advisors, have regularly reviewed potential acquisition and business combination opportunities, and Nitin J. Mhatre, the Chief Executive Officer of Berkshire, and his predecessor CEOs have had, from time to time, informal discussions with representatives of other financial institutions, including Brookline, relating to potential strategic matters, including possible business combination opportunities, and have regularly updated the Berkshire board regarding such discussions.
On February 28, 2024, a director of Berkshire, Mary Anne Callahan, with the approval and support of David M. Brunelle, Berkshire’s Board Chair, and Mr. Mhatre, reached out to Mr. Perrault to discuss the overall operations and strategic plans of both companies, including a potential merger of equals between Berkshire and Brookline. Mr. Perrault indicated that Brookline would be open to the conversation. In March and April 2024, a number of conversations took place between Mr. Perrault and Mr. Brunelle about a potential transaction between Berkshire and Brookline. On April 4, 2024, Mr. Perrault, Mr. Carlson, Mr. Brunelle, Ms. Callahan, Mr. Mhatre, and Mr. Gray met to discuss the potential corporate governance and management framework of the combined institution if Berkshire and Brookline were to come together in a merger of equals. Through April and May 2024, following additional conversations between Mr. Perrault, Mr. Brunelle and Mr. Mhatre, Berkshire and Brookline continued to explore on a preliminary basis a potential merger of equals transaction with Berkshire where Mr. Perrault would be Chief Executive Officer of the combined institution.
At a Berkshire board dinner held on April 30, 2024, ahead of Berkshire’s regularly scheduled board meeting the next day, Mr. Brunelle and Mr. Mhatre reported to the Berkshire board on the discussions with Brookline to date concerning a possible merger of equals with Brookline. On May 16, 2024, during a regularly scheduled meeting of Berkshire’s board following Berkshire’s annual meeting of stockholders, Mr. Mhatre shared with the Berkshire board a preliminary analysis concerning a potential merger of equals with Brookline that had been prepared by a third-party investment banking firm with the assistance of Berkshire management. The Berkshire board discussed this preliminary analysis of the potential merger of equals with Brookline and directed Mr. Mhatre to request a more detailed analysis concerning the projected financial and competitive benefits, operating efficiencies and business synergies that might result from a potential merger of equals with Brookline in comparison to Berkshire’s potential growth trajectory and financial results over the next three years if it remained independent, as well as preliminary information concerning other hypothetical strategic transactions that Berkshire might consider over the same time period with other northeast financial institutions in overlapping or adjoining markets.
On May 20, 2024, the Berkshire board held a special meeting at which the third-party investment banking firm and management presented a more detailed analysis in response to the Berkshire board’s request for additional review and evaluation. At such meeting, the Berkshire board concluded that a transaction combining Berkshire and Brookline in a successfully executed merger of equals had the potential to produce compelling financial upside for the stockholders of Berkshire, and that a resulting entity combining the best aspects of both franchises with over $20 billion in assets would be favorably positioned to compete as a strong player in key northeast markets and better serve both companies’ clients and communities. The Berkshire board also determined that an appropriately structured merger of equals with Brookline would likely be able to produce better and more sustainable long-term financial results and increased stockholder value for Berkshire stockholders in comparison to Berkshire’s expected performance metrics and growth on a continuing stand-alone basis. The Berkshire board also considered that the other potential strategic partners discussed were only theoretical at this stage and were unlikely to be as advantageous of an operational and management fit as an appropriately structured merger of equals with Brookline would be.
On May 23, 2024, the independent directors of Berkshire held a special meeting at which they further discussed, among other things, the more detailed information and preliminary analysis presented at the May 20th board meeting, the intricacies of successfully negotiating and executing a merger of equals and Brookline’s stated proposal that Mr. Perrault be the Chief Executive Officer of the resulting post-merger entity. At the conclusion of the meeting, the independent directors determined that it would be appropriate to appoint a special committee consisting of independent directors Sylvia Maxfield, who would serve as the committee’s Chairperson, Mr. Brunelle, Ms. Callahan, Nina A. Charnley and Eric S. Rosengren (the “Berkshire Special Committee”), to lead a thorough investigation and analysis of a potential merger of equals with Brookline, exclusively negotiate the potential terms of such a transaction with Brookline, retain such legal, financial and other advisors as the committee deemed necessary and appropriate to assist it in its work, and report back to the full board as necessary on the progress of the committee’s investigation and negotiations. On May 28, the Berkshire board adopted resolutions by unanimous written consent to appoint and empower the Berkshire Special Committee as described, effective as of May 23, 2024.
On May 28, 2024, the Berkshire Special Committee held its first meeting. Also present at that meeting were Mr. Prescott and a representative of Luse Gorman, PC (“Luse Gorman”), legal counsel to the Berkshire Special Committee. Luse Gorman advised the Berkshire Special Committee regarding the scope of its and the board’s fiduciary responsibilities and role under the enabling resolution approved by the Berkshire board and provided a detailed overview of how the process for investigating, negotiating and reaching an agreement for a merger of equals would typically be expected to occur, including procedures and timing. Mr. Mhatre later joined the meeting and reported that another institution he had been in contact with had confirmed they were not interested in pursuing any discussions with Berkshire regarding possible strategic transactions at that time, and that there were no active discussions with any other financial institutions concerning other possible transactions.
Also beginning in late May 2024, members of the Brookline management team, consisting of Mr. Perrault, Mr. Carlson and Mr. McCurdy, regularly met with Mr. Brunelle and with Mr. Gray, who had been designated by the Berkshire Special Committee as Berkshire’s management representative to lead Berkshire’s investigation and detailed due diligence review of the potential merger of equals transaction with Brookline, to discuss how a combined institution might operate on a go-forward basis, given Brookline’s more decentralized operating approach across its markets.
On June 3, 2024, Mr. Perrault presented to Mr. Brunelle and Mr. Mhatre a non-binding term sheet outlining certain aspects of a potential merger of equals between the parties, consistent with the parties’ preliminary discussions to date. The term sheet proposed that, among other terms, Berkshire would be the legal acquiror and Brookline would be the accounting acquiror, in an all-stock transaction with a fixed exchange ratio of 0.4365 shares of Berkshire stock in exchange for each share of Brookline stock, each of Berkshire and Brookline would name seven board members to a new 14-member board of directors, Mr. Brunelle would be Chairman of the Board, and Mr. Perrault would be Chief Executive Officer and a director of the combined company.

On June 7, 2024, the Berkshire Special Committee met, with Luse Gorman in attendance, and began by discussing the available options for investment banking firms that could serve as Berkshire’s financial advisors in the potential merger of equals transaction with Brookline. After the committee’s opening discussion, representatives of Raymond James & Associates Inc. joined the meeting and gave a presentation concerning Raymond James’ preliminary analysis of a possible merger of equals with Brookline, how merger of equals transactions typically proceed, and how Raymond James could support Berkshire and its Special Committee in its investigation and negotiations with Brookline. The Berkshire Special Committee met again in the morning of June 10, 2024 with Luse Gorman in attendance, and continued its discussion of investment banking firms before agreeing unanimously to recommend the hiring of Raymond James to the full Berkshire board.
In the evening of June 10, 2024, the Berkshire board held a special meeting with Mr. Prescott and a representative of Luse Gorman present at which Dr. Maxfield, on behalf of the Berkshire Special Committee, described the terms of Brookline’s June 3rd non-binding term sheet (which had been previously circulated to the full Berkshire board), and reported on the Committee’s conversations with representatives of Raymond James and its consideration of other firms to serve as Berkshire’s investment banker and financial advisor for the potential merger of equals transaction with Brookline, confirmed the committee’s choice and recommendation for hiring Raymond James and described the terms of Raymond James’ proposed engagement. After discussion, the full board accepted the Berkshire Special Committee’s recommendation and approved the retention of Raymond James to serve as Berkshire’s investment banker and financial advisor, and also ratified the selection of Luse Gorman as Berkshire’s legal advisor in connection with the proposed transaction with Brookline. The Berkshire board also discussed Brookline’s non-binding term sheet and although the Berkshire board felt that the exchange ratio of 0.4365x proposed by Brookline was too high based on the information and analysis available at that time, the Berkshire board confirmed that the Berkshire Special Committee should proceed with its investigation and negotiation of terms for the potential merger of equals transaction with Brookline.
The Berkshire Special Committee next met on June 14, 2024, joined by Mr. Mhatre, Mr. Prescott, and representatives of Luse Gorman and Raymond James. Raymond James presented a comprehensive analysis of a potential merger of equals with Brookline that was prepared with the management of Berkshire and included, among other things detailed overviews of recent mergers of equals in the financial services industry and of Brookline itself, and a proforma analysis of the proposed Berkshire-Brookline merger of equals based on Brookline’s June 3rd non-binding term sheet. The Berkshire Special Committee, joined by Mr. Mhatre, discussed with Luse Gorman and Raymond James next steps in conducting a thorough investigation, including comprehensive due diligence reviews of Brookline’s financial condition, business operations, risk management processes and asset quality, and pro forma financial projections.
On June 19, 2024, in light of the continued interest of Brookline and Berkshire in pursuing a transaction, Brookline and Berkshire entered into a mutual confidentiality and exclusivity agreement (referred to as the “confidentiality agreement”) in order to facilitate further discussion by allowing for the sharing of non-public information between the parties and ultimately for detailed reciprocal due diligence. The confidentiality agreement also provided for transaction exclusivity, under which neither Brookline and Berkshire would pursue a business combination transaction with another party for 60 days. The confidentiality agreement also included customary standstill provisions applicable to each of Brookline and Berkshire.
Throughout June and July 2024, Mr. Perrault kept the Brookline board informed and apprised of the status of the ongoing discussions surrounding the potential merger with Berkshire. In June 2024, Hovde Group LLC was formally engaged as Brookline’s financial advisor.
In July 2024, the parties began a formal and extensive due diligence process with the exchange and review of documents. The due diligence process continued until the signing of the merger agreement.
On July 10, 2024, July 22, 2024, and again on August 7, 2024, Mr. Perrault, Mr. Carlson, Mr. McCurdy, Mr. Gray, and representatives from Hovde and Raymond James met to discuss the potential transaction with Mr. Prescott attending the August 7 meeting.
Throughout June and July, Berkshire management and Raymond James regularly kept the Berkshire Special Committee informed of the progress of the ongoing discussions and mutual due diligence investigations between Berkshire and Brookline. The Berkshire Special Committee met with Mr. Mhatre, Mr. Prescott, and representatives of Luse Gorman and Raymond James on July 26, 2024, to receive an updated presentation from Raymond James concerning its financial modeling and analysis of the potential merger of equals with Brookline. Dr. Maxfield then shared this update with the independent directors on the Berkshire board during executive session at the board’s regularly scheduled meeting on August 1, 2024.
On August 15, 2024, Brookline and Berkshire agreed to extend the term of the confidentiality agreement for another 60 days. In early September, as part of its due diligence of Berkshire, Brookline began a review of Berkshire’s loan files.
On August 20, 2024, the Berkshire Special Committee engaged RP Financial, LC. to provide an independent contribution analysis to assist the Berkshire Special Committee in evaluating the merits of the potential merger of equals with Brookline. This contribution analysis was delivered to the Berkshire Special Committee on August 28, 2024, and was generally consistent with the contribution analysis provided to Berkshire by Raymond James.
On September 11, 2024, the Berkshire board held its annual meeting to review the Company’s three-year strategic plan and profitability projections. The meeting was also attended by Mr. Gray, Mr. Prescott and other representatives of Berkshire senior management, as well as representatives of Luse Gorman and Raymond James. At this meeting, the Berkshire board discussed the updated overview of where the potential merger of equals with Brookline stood as to current financial projections and potential pricing of the exchange ratio to be offered to Brookline stockholders, factoring in any estimated fair value merger adjustments against Berkshire’s balance sheet (as the legal acquiror but the accounting “target” for purposes of the expected merger accounting treatment) and any additional capital raise, and discussed Berkshire management’s latest projections for future results of standalone operations and financial performance, if no deal were consummated with Brookline. The Berkshire board conducted an extensive discussion with its management team and financial and legal advisors on both topics, and the independent directors further met in executive session to continue such discussion among themselves. The Berkshire board determined that the Berkshire Special Committee should continue to press ahead with its investigation of and negotiations for a potential merger of equals with Brookline.
On September 23, 2024, Mr. Perrault, Mr. Carlson, Mr. McCurdy, Mr. Gray, and representatives from Hovde and Raymond James met to discuss the potential transaction.
On September 25, 2024, Mr. Perrault provided the Brookline board with a status update on the due diligence process during the executive session of the board’s regular meeting. On September 26, 2024, Mr. Perrault and Mr. Brunelle met to discuss the potential transaction. On September 30, 2024, and again on October 7, 2024, Mr. Perrault, Mr. Carlson, Mr. McCurdy, Mr. Gray and representatives from Hovde and Raymond James, with Mr. Prescott joining on October 7th, met to discuss the potential transaction, including a potential capital raise by Berkshire and the amount and type of equity to be raised by Berkshire.
On October 15, 2024, Brookline and Berkshire agreed to extend the term of the confidentiality agreement for another 60 days. Also on October 15, 2024, and again on October 17, 2024, Mr. Perrault, Mr. Carlson, Mr. McCurdy, Mr. Meiklejohn, Mr. Gray, Mr. Prescott and representatives from Hovde and Raymond James met to discuss the potential transaction.
On October 18, 2024, members of the Berkshire Special Committee, Mr. Gray, Mr. Prescott, Mr. Perrault, Mr. Carlson, Mr. McCurdy, Mr. Meiklejohn, and representatives from Hovde and Raymond James met to discuss the potential transaction. After the Brookline management team and their representatives from Hovde left the meeting, the Berkshire Special Committee, as well as Mr. Gray, Mr. Prescott and representatives of Raymond James, met with representatives from Cobblestone Management LLC (“Cobblestone”), an independent third-party loan review firm, to discuss the results of their review and report of Brookline’s consolidated commercial and consumer loan portfolio and credit risk management processes across all of it subsidiary banks and special lending company. After the Cobblestone report, the Berkshire Special Committee continued meeting with Mr. Gray, Mr. Prescott and representatives of Raymond James, to further discuss the potential merger of equals with Brookline, including financial and operational efficiencies, targeted costs saves that could be achieved and where indicative pricing for the exchange ratio of Berkshire shares for Brookline shares might fall based on current market conditions, while still meeting Berkshire’s desired parameters for the earnback period for the proposed transaction.

On October 23, 2024, the Brookline board met in executive session as part of its regular meeting. Representatives from Hovde were present. Mr. Perrault provided the Brookline board with an overview of the current status of the due diligence process, details of the proposed transaction, and an overview of the proposed management team of the combined organization. Representatives from Hovde provided the Brookline board with an overview of potential financial considerations for the transaction, including an exchange ratio analysis, the financial metrics for the transaction, transaction assumptions, the pro forma combined entity’s metrics, and the year to date stock price performance of each entity. Representatives from Hovde also discussed Berkshire’s proposed capital raise. The Hovde pro forma analysis showed an implied exchange ratio of 0.4171x based on stock prices on October 16, 2024, and a range of assumptions including a maximum tangible book value earn-back period of three years based on the crossover method. On October 29, 2024, Mr. Carlson, Mr. Gray, Brett Brbovic, Berkshire’s Chief Financial Officer, and representatives from Hovde and Raymond James met to discuss cost savings and merger charges assumptions in the potential transaction.
On October 29, 2024, the Berkshire Special Committee met with Mr. Carlson to review Brookline’s financial condition and recent quarterly results and to discuss Mr. Carlson’s current modeling and assumptions concerning the final structure of the proposed merger of equals transaction and resulting institution as the prospective CFO of the combined entity. Mr. Gray, Mr. Prescott, and representatives of Raymond James and Hovde also attended the meeting. Among the topics discussed by the Berkshire Special Committee with Mr. Carlson were capital levels and ratios at both companies and projected for the combined organization, the benefits of a capital raise and the means and timing for when to do so, the pro forma resulting balance sheet for the combined organizations, and consideration of pre-closing opportunities to make adjustment to the same, including scenarios for potential balance sheet restructuring. Mr. Carlson also commented on the importance of protecting and growing the combined institution’s deposit base and his overall philosophy for managing the corporate balance sheet and financial risk profile. After Mr. Carlson and the Hovde representative left the meeting, the Berkshire Special Committee continued to discuss Mr. Carlson’s presentation and comments, as well as the overall status of due diligence and financial modelling and the latest pricing discussions between the two parties and their financial advisors.
At a Berkshire board dinner held on October 30, 2024, ahead of the Berkshire board’s regularly scheduled meeting the next day, Dr. Maxfield and the Berkshire Special Committee provided a detailed update of the status of the potential merger of equals with Brookline. The Berkshire board continued its discussion of the potential transaction in an executive session of the independent directors at the Berkshire board meeting on October 31, 2024.
On November 5, 2024, the Berkshire board had a call with Luse Gorman to review the board’s fiduciary duties and obligations to Berkshire and its stockholders in the context of evaluating a potential merger of equals and other matters, including projected next steps to complete a mutually-agreed upon definitive merger agreement, communications with Berkshire’s regulators, and various means for completing a capital raise either simultaneously with or after a deal announcement.
On November 7, 2024, representatives of Luse Gorman provided an initial draft of a definitive merger agreement to representatives of Goodwin Procter LLP (“Goodwin Procter”), legal counsel to Brookline. Thereafter, through December 15, 2024, Brookline and Berkshire and their respective outside legal advisors negotiated the proposed merger agreement, including a proposed amendment to the Berkshire charter to increase authorized shares and proposed amendments to the Berkshire bylaws that would, among other things, provide for various post-closing corporate governance arrangements for the combined company which would be attached as an exhibit to the merger agreement and adopted by Berkshire at the effective time of the merger, and certain ancillary agreements. The bylaws amendment included a provision that for a two-year period following the effective date of the merger, (i) Mr. Brunelle would serve as Chairman of the Board, (ii) the removal of Mr. Perrault, Mr. Carlson, Mr. Gray, Mr. McCurdy and Mr. Meiklejohn as President and Chief Executive Officer, Chief Financial and Strategy Officer, Chief Operations Officer, Chief Banking Officer and Chief Credit Officer, respectively, of the combined company, would require the affirmative vote of at least two-thirds of the members of the board, and (iii) the affirmative vote of at least two-thirds of the board would be required to approve any merger or consolidation of Berkshire with and into any other corporation. The negotiations by the parties and their respective advisors with respect to the merger agreement included, among other things, representations and warranties of the parties, interim operating covenants, termination provisions and termination fees. Employment-related agreements with Messrs. Perrault and Gray, and post-closing employee matters, were also negotiated and agreed upon. Reciprocal due diligence continued in parallel with the negotiation of the transaction agreements during this time.
The Berkshire board met on November 8, 2024, with representatives of Luse Gorman in attendance, to discuss governance and management succession matters related to the potential merger of equals transaction and continue its review and comparison of the projected financial benefits of the proposed transaction with Brookline versus expectations for Berkshire’s projected future standalone performance. The Berkshire board also discussed the process and prospects for completing a $100 million capital raise contemporaneously with the final negotiations and announcement of a definitive merger agreement with Brookline, and the projected impact of such capital on Berkshire’s balance sheet and possible alternative uses thereof by Berkshire, if a Berkshire-Brookline merger of equals was not completed.
On November 13, 2024, Mr. Brunelle and Mr. Perrault met to discuss the potential transaction.
On November 18, 2024, the Brookline board held a special meeting at which representatives of Hovde and Goodwin Procter were present. Representatives from Hovde provided an updated overview of potential financial considerations for the transaction, including an exchange ratio analysis, contribution analysis, the financial metrics for the transaction, transaction assumptions, the pro forma combined entity’s metrics, the year to date stock price of each entity, and an analysis which showed an implied exchange ratio of 0.4265x assuming among other assumptions a three-year tangible book value earn-back based on the crossover method. Goodwin Procter advised the Brookline board on its fiduciary duties, and discussion ensued regarding the combined company’s board structure, proposed bylaw amendments, and equity plan, as well as the likely regulatory process.
On November 19, 2024, the independent members of the Berkshire board met for a further discussion of the potential transaction with Brookline and discussed an updated financial analysis prepared by management and Raymond James which contained various pricing and exchange ratio scenarios. The focus of the meeting was on the appropriate exchange ratio for Berkshire stock to be offered to Brookline stockholders. The Berkshire independent directors came to a consensus that the Berkshire Special Committee should continue to target an exchange ratio at or near 0.41x.
On November 22, 2024, the Berkshire Special Committee met with representatives of Raymond James’ capital markets team to discuss the process and prospects for completing a $100 million capital raise by Berkshire to be announced simultaneously with the completion of a definitive merger agreement between Berkshire and Brookline by mid-December. Raymond James presented detailed information concerning the capital raise process, including expected pricing ranges and potential lead investors. At the end of the meeting, the Berkshire Special Committee determined that Raymond James should make preparations to initiate the $100 million capital raise in the first week of December, but also instructed Raymond James to advise Brookline that no such capital raise would be launched unless and until Berkshire and Brookline had reached a final agreement on the exchange ratio pricing for the merger of equals transaction. After the special meeting, representatives of Berkshire reached out to representatives of Brookline to renew discussions on the exchange ratio based upon due diligence to date.
On November 23, 2024, Brookline representatives proposed an exchange ratio of 0.4228x, which implied a market premium for Brookline based on stock prices at the close on November 22, 2024 of 4.75%. On November 24, 2024, Berkshire representatives countered with a proposal for a market-for-market transaction exchange ratio implying no market premium, which, based on stock prices at the close on November 22, 2024, implied a 0.4036x exchange ratio. Brookline representatives reiterated the proposed 0.4228x exchange ratio, and on November 26, 2024, Berkshire representatives countered with a 0.4130x exchange ratio. On November 29, 2024, Brookline representatives countered with a 0.42x exchange ratio, which was accepted by Berkshire’s Special Committee after a meeting and question and answer session with Mr. Carlson.
On December 4, 2024, Berkshire’s board held a special meeting to review and discuss the Berkshire Special Committee’s report and recommendations on the final pricing for the proposed merger of equals with Brookline at an exchange ratio of 0.42x, the remaining items to be completed in the definitive merger agreement and Raymond James’ expectations for the success to the $100 million capital raise that was being prepared to commence. After extended discussion and due consideration, the Berkshire board voted unanimously to (i) approve the initiation the $100 million capital raise, with completion of the capital raise being subject to further approval by the Berkshire board depending upon final pricing obtained for the capital raise and the completion and simultaneous announcement of the definitive merger agreement with Brookline, (ii) approve the final pricing for the merger of equals with Brookline at a fixed exchange ratio of 0.42x, and (iii) appoint a pricing committee comprised of Mr. Brunelle, Ms. Callahan and Dr. Maxfield (the “Berkshire Pricing Committee”) to review and consider the results of Raymond James’ outreach to potential investors to price and sell orders for the $100 million capital raise.
On December 11, 2024, at the Brookline board’s regular meeting, the Brookline board went into executive session at which members of management and representatives from Hovde and Goodwin Procter were invited. Representatives of Hovde provided an update on the proposed transaction analysis, including the proposed exchange ratio of 0.42 and the pro forma merger analysis, as well as the progress of Berkshire’s capital raise. Discussion ensued about the proposed exchange ratio. Representatives of Hovde also reviewed the historical stock price performance of Berkshire and Brookline for the 12-month period ending December 5, 2024 as well as since November 5, 2024, and other financial and valuation metrics. Goodwin Procter advised the Brookline board on its fiduciary duties in connection with the transaction. Goodwin Procter then provided a detailed review of the terms of the proposed merger agreement, including the various representations and warranties of the parties, the covenants affecting the businesses of the parties between signing of the merger agreement and the transaction’s closing, the conditions to the transaction’s closing and the merger agreement’s termination provisions, including the break-up fee payable under certain circumstances.
On December 14, 2024, the Berkshire Pricing Committee met with representatives of Raymond James’ capital markets group with members of management to review and consider the results of Raymond James’ outreach to potential investors to price and sell orders for the $100 million capital raise. After discussion and due consideration, Berkshire’s Pricing Committee accepted Raymond James’ recommendation to accept a book of orders from multiple accredited investors for the full capital raise target at a price of $29.00 per share of Berkshire stock, and agreed to forward a recommendation for these terms to complete the capital raise to Berkshire’s full Board for final approval in conjunction with final approval of the pending definitive agreement for the proposed merger of equals transaction between Berkshire and Brookline.
Also on December 14, 2024, the Wall Street Journal published an article stating that Brookline and Berkshire were in talks to merge. That evening, the chief executive officer of another public bank holding company, Company A, left a phone message with Mr. Perrault. The chief executive officer of Company A sent Mr. Perrault a non-binding letter of intent the morning of December 15, 2024, offering to buy Brookline at a 20% premium to Brookline’s current share price, or about $15 per share, based on publicly available information. The non-binding letter of intent was subject to due diligence and the negotiation and execution of a binding definitive agreement, the terms of which would need to be negotiated.
On December 15, 2024, the Berkshire board held a special meeting at which representatives of Raymond James and Luse Gorman were present, along with members of Berkshire management. The Berkshire board discussed and considered the terms and conditions of the Brookline merger and the final merger agreement, and the execution risks relative to the proposed merger of equals transaction with Brookline, as well as the mechanisms in the proposed merger agreement with Brookline that would allow Brookline to engage with a third party that makes a “superior proposal”, as that term is defined in the draft merger agreement. Representatives of Luse Gorman reviewed the final terms and conditions of the merger and the merger agreement with the Berkshire board and reminded the Berkshire board of its fiduciary duties in connection with the transaction and the terms of the merger agreement. In addition, representatives of Luse Gorman reviewed the terms of the employment-related agreements proposed to be entered into in connection with the transaction. Representatives of Raymond James reviewed the financial aspects of the transaction with Brookline, including financial analyses performed by Raymond James, and rendered to the Berkshire board its opinion (both oral and in writing), to the effect that, as of that date and subject to the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken as set forth in its opinion, the exchange ratio in the merger pursuant to the Berkshire-Brookline merger agreement was fair from a financial point of view to the holders of Berkshire common stock. See “Description of the Mergers — Opinion of Berkshire’s Financial Advisor” beginning on page 92 and Annex B. After deliberation, the Berkshire board voted unanimously to approve the merger agreement and the transactions contemplated thereby and authorized Berkshire management to execute the merger agreement. Representatives of Raymond James also presented to Berkshire’s board the results of their outreach to potential investors to price and sell orders for the $100 million capital raise. After discussion and due consideration, Berkshire’s board endorsed the recommendation of Berkshire’s capital raise pricing committee and voted unanimously to approve the book of orders from multiple accredited investors compiled by Raymond James for the full capital raise target at a price of $29.00 per share of Berkshire stock.
Also on December 15, 2024, the Brookline board held a special meeting at which representatives of Hovde and Goodwin Procter were present. Mr. Perrault informed the Brookline board of the Wall Street Journal leak as well as the subsequent communications and the letter of intent received from the chief executive officer of Company A. Goodwin Procter advised the Brookline board as to its fiduciary duties with respect to the letter of intent. Discussion ensued about the letter of intent, including that it was non-binding and subject to due diligence and the negotiation and entry into a definitive merger agreement, and the fact that the price expressed in the letter of intent is not guaranteed, nor can Brookline or its representatives predict the future terms that Company A may propose as part of a negotiation process. Further discussion ensued in which the Brookline board compared the terms of the letter of intent with the terms of the Berkshire transaction, noting that the transaction with Company A would likely be a traditional all-stock acquisition, while the Berkshire offer is a merger of equals in which Brookline’s management team primarily remains at the combined company. The Brookline board also discussed the execution risks relative to both proposed transactions, as well as the mechanisms in the proposed merger agreement with Berkshire that would allow Brookline to engage with a third party that makes a “superior proposal”, as that term is defined in the draft merger agreement. Representatives of Hovde reviewed the financial aspects of the transaction with Berkshire, including financial analyses performed by Hovde, and rendered to the Brookline board its opinion (both oral and in writing), to the effect that, as of that date and subject to the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken as set forth in its opinion, the exchange ratio in the merger pursuant to the merger agreement was fair from a financial point of view to the holders of Brookline common stock. See “Description of the Mergers — Opinion of Brookline’s Financial Advisor” beginning on page 78 and Annex C. Also at the meeting, the Brookline board thoroughly discussed and considered the terms and conditions of the merger and the merger agreement. Representatives of Goodwin Procter reviewed the final terms and conditions of the merger and the merger agreement with the Brookline board, and reminded the Brookline board of its fiduciary duties in connection with the transaction and the terms of the merger agreement. In addition, representatives of Goodwin Procter reviewed the terms of the employment-related agreements proposed to be entered into in connection with the transaction. After deliberation, the Brookline board decided not to pursue the non-binding letter of intent provided by Company A, and the Brookline board voted unanimously to approve the merger agreement and the transactions contemplated thereby, recommended that the Brookline stockholders adopt the merger agreement, and authorized Brookline management to execute the merger agreement.
In the morning of December 16, 2024, Berkshire and Brookline executed the merger agreement and the transaction was announced, before the opening of financial markets in New York, in a press release jointly issued by Berkshire and Brookline. Berkshire also announced the $100 million capital raise at a price of $29.00 per Berkshire share, which capital raise was subsequently completed by Berkshire on December 19, 2024.
Brookline’s Reasons for the Mergers; Recommendation of the Brookline Board of Directors
After careful consideration, the Brookline board, at a meeting held on December 15, 2024, unanimously (i) determined that the Merger Agreement and the merger are in the best interests of Brookline and its stockholders and (ii) approved and adopted the Merger Agreement and the transactions contemplated thereby.
In reaching its decision, the Brookline board evaluated the Merger Agreement, the Merger, the bank mergers, and other matters contemplated by the Merger Agreement in consultation with Brookline’s senior management, as well as with Brookline’s legal and financial advisors, and considered a number of factors, including, but not limited to, the following:
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each of Brookline’s, Berkshire’s and the combined company’s business, operations, financial condition, asset quality, earnings, and prospects. In reviewing these factors, including the information obtained through due diligence, the Brookline board considered that Berkshire’s business and operations and risk profile complement those of Brookline, and that the merger and the other transactions contemplated by the Merger Agreement would result in a combined company with an expanded distribution and scale that would position the combined company to serve an expanded customer base;
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the strategic rationale for the merger, including the fact that the combined company will be strategically positioned to capitalize on market opportunities throughout the Northeast;

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the Brookline board’s belief that Berkshire’s earnings and prospects, and the synergies potentially available in the merger, would significantly improve the combined company’s market position, increase scale to enhance efficiencies and leverage investments in technology, and provide greater revenue growth opportunities and diversification, which would potentially create superior future earnings and prospects for the combined company compared to Brookline’s earnings and prospects on a stand-alone basis;

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the current and prospective environment in the financial services industry, including economic conditions and the interest rate and regulatory environments, the accelerating pace of technological change in the financial services industry, operating costs resulting from regulatory and compliance mandates, scale and marketing expenses, increasing competition from both banks and non-bank financial and financial technology firms, current financial market conditions, current employment market conditions and the likely effects of these factors on Brookline’s potential growth, development, productivity and strategic options both with and without the merger;

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the expectation that, following the merger, the combined company will be among the top community banks headquartered in Massachusetts with 148 branch locations, providing increased market opportunities for the combined company’s products and services;

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the complementary nature of the cultures and operational philosophies of the two companies, including with respect to their community banking business model, strategic focus, target markets, client service, credit cultures, risk profiles and community commitment, and the Brookline board’s belief that the complementary cultures will facilitate the successful integration and implementation of the transaction;

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the complementary nature of the products, customers and markets of the two companies, which Brookline believes should provide the opportunity to mitigate risks and increase potential returns;

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the ability to take advantage of increased scale to continue technology investments and client experience improvements;

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the strengthened ability to recruit and retain top talent across the combined markets;

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the expanded possibilities for growth that would be available to the combined company, given its larger size, asset base, capital and footprint;

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the anticipated pro forma financial impact of the merger on the combined company, including the expected positive impact on financial metrics, including earnings per share, and the expectation that the tangible book value per share dilution from the merger would be earned back within a reasonable period following closing;

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the expectation of significant cost savings resulting from the merger;

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the Brookline board’s review and discussions with Brookline’s senior management concerning Brookline’s due diligence examination of Berkshire, including with respect to, among other areas, its operations, financial condition, credit quality, loan portfolio and legal and regulatory compliance programs and prospects;

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its understanding that Brookline stockholders will own approximately 44.8% of the combined company’s common stock;

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the form of consideration — an exchange of Brookline common stock for shares of Berkshire common stock — which the Brookline board believes will permit its stockholders to maximize their interest in the potential growth in the value of the combined company to the extent that the market price of the combined company increases following the announcement of the merger and/or consummation of the merger;
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the fact that the exchange ratio is fixed, with no adjustment in the merger consideration to be received by Brookline stockholders as a result of possible increases or decreases in the trade price of Berkshire common stock or Brookline common stock following the announcement of the merger, which the Brookline board believed was consistent with market practice for transactions of this type and with the strategic purpose of the merger and related transactions;

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the intention for the merger to qualify as a tax-free reorganization for U.S. federal income tax purposes, thereby affording holders of Brookline common stock the opportunity to exchange their shares for shares of Berkshire common stock on a tax-free basis;

•
the merger consideration offered by Berkshire (0.42x of a share of Berkshire common stock for each share of Brookline common stock) which represented a 0.99% premium over the closing price of Brookline common stock on December 13, 2024, 1.18x Brookline’s tangible book value per share, 15.3x Brookline’s last twelve month earnings per share, 11.8x its estimated 2025 earnings per share, and 9.9x its 2026 estimated earnings per share (based on 2025 and 2026 consensus analyst estimates);

•
the enhanced potential for liquidity and upside trading to Brookline stockholders given the increased market capitalization of the combined company from $1.13 billion on December 13, 2024, the last trading day prior to the announcement of the merger, to greater than $2.55 billion on a pro forma basis also as of such date after giving effect to the merger with Berkshire, among other factors;

•
the opinion, dated December 15, 2024, of Hovde to the Brookline board as to the fairness, from a financial point of view and as of the date of the opinion, of the exchange ratio in the merger, as more fully described under the section entitled “Description of the Mergers — Opinion of Brookline’s Financial Advisor” beginning on page 78;

•
the Brookline board’s review with Brookline’s legal counsel of the material terms of the Merger Agreement, including the representations, covenants, deal protection and termination provisions, tax treatment and closing conditions;

•
the Brookline board’s expectation that the requisite regulatory approvals could be obtained in a timely fashion;

•
the fact that Brookline stockholders will have the opportunity to vote to approve the merger;

•
the fact that eight of the 16 total directors of the combined company will be current members of the Brookline board;

•
the fact that Mr. Perrault will serve as President and Chief Executive Officer, Mr. Carlson will serve as the Chief Financial Officer, Mr. McCurdy will serve as the Chief Banking Officer, and Mr. Meiklejohn will serve as Chief Credit Officer of each of the combined company and the combined bank and that the management team will be comprised of a mix of Brookline executives and Berkshire executives, each of which the Brookline board believes enhances the likelihood that the strategic benefits that Brookline expects to achieve as a result of the merger will be realized;

•
its view that the combined company would have the opportunity to establish a deeper leadership team and overall work force by selecting from a larger pool of talent among the two organizations;

•
its view that the combined company would allow for greater career mobility and growth opportunities for its employees, as well as enhanced recruiting and succession planning abilities;

•
the fact that the Brookline and Berkshire management teams have integration experience through various acquisitions, which could be beneficial to the integration process; and

•
Brookline’s and Berkshire’s past records of integrating acquisitions and of realizing expected financial and other benefits of such acquisitions.

•
The Brookline board also considered potential risks related to the merger but concluded that the anticipated benefits of the merger were likely to outweigh these risks. These potential risks include:

•
the regulatory and other approvals required in connection with the Merger and the Bank Merger and the risk that such regulatory approvals may not be received in a timely manner or at all or may impose unacceptable conditions;

•
the possibility of encountering difficulties in achieving anticipated synergies and cost savings in the amounts estimated or in the timeframe contemplated;

•
the possibility that the anticipated pro forma impact of the merger on the combined company will not be realized when expected or at all as a result of unexpected changes in financial market or economic conditions;

•
the costs to be incurred in connection with the merger and the integration of Berkshire’s business and Brookline’s business, and the possibility that the merger and the integration may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

•
the possibility that the anticipated benefits of the merger will not be realized when expected or at all, including as a result of the impact of, or difficulties arising from, the integration of the two companies or as a result of general economic and market conditions and competitive factors in the areas where Brookline and Berkshire operate businesses;

•
the possibility of encountering difficulties in successfully integrating Brookline’s and Berkshire’s business, operations and workforce;

•
the risk of losing key Brookline or Berkshire employees during the pendency of the merger and thereafter;

•
certain anticipated merger-related costs;

•
the possible diversion of management attention and resources from the operation of Brookline’s business towards the completion of the merger and the integration of the two companies;

•
the restrictions on the conduct of Brookline’s business during the period between execution of the Merger Agreement and the consummation of the merger, which could potentially delay or prevent Brookline from undertaking business opportunities that might arise or certain other actions it might otherwise take with respect to its operations absent the pendency of the merger;

•
the potential effect of the merger on Brookline’s overall business, including its relationships with customers, employees, suppliers and regulators;

•
the potential for legal claims challenging the merger; and

•
the other risks described under the sections entitled “Risk Factors” beginning on page 24 and “Cautionary Statement About Forward-Looking Statements” beginning on page 29.

The foregoing discussion of the information and factors considered by the Brookline board is not intended to be exhaustive, but includes the material factors considered by the Brookline board. In reaching its decision to approve the merger, the Merger Agreement and the other transactions contemplated by the Merger Agreement, the Brookline board did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Brookline board considered all these factors as a whole, including through its discussions with Brookline’s management and financial and legal advisors, in evaluating the Merger Agreement, the Merger, the Bank Merger, and the other transactions contemplated by the Merger Agreement.
For the reasons set forth above, the Brookline board determined that the Merger Agreement and the merger are in the best interests of Brookline and its stockholders. The Brookline board unanimously recommends that Brookline stockholders vote “FOR” approval of the Merger Agreement.
Certain of Brookline’s directors and executive officers have other interests in the merger that are different from, or in addition to, those of Brookline stockholders generally, as discussed under the section entitled “Description of the Mergers — Interests of Brookline’s Directors and Executive Officers in the Mergers” beginning on page 113. The Brookline board was aware of and considered these potential interests, among other matters, in evaluating the merger and in making its recommendation to Brookline stockholders.

There can be no assurance that the potential synergies or opportunities considered by the boards will be achieved through completion of the merger. See the section of this proxy statement/prospectus titled “Risk Factors — Risks Related to the Mergers and Berkshire’s Business Upon Completion of the Mergers” beginning on page 24.
Opinion of Brookline’s Financial Advisor
The fairness opinion and a summary of the underlying financial analyses of Brookline’s financial advisor, Hovde, are described below. The summary and description contain projections, estimates and other forward-looking statements about the future earnings or other measures of the future performance of Brookline or Berkshire. The projections were based on numerous variables and assumptions, which are inherently uncertain, including factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in the projections. You should not rely on any of these statements as having been made or adopted by Brookline or Berkshire. You should review the copy of the Hovde opinion, which is attached to this Joint Proxy Statement/Prospectus as Annex C.
Brookline retained Hovde to act as its financial advisor in connection with the proposed merger with Berkshire on June 26, 2024. Hovde agreed to assist Brookline in analyzing, structuring, and negotiating the Mergers and was also engaged to render a written opinion to Brookline’s board of directors as to whether the exchange ratio pursuant to the Merger Agreement was fair from a financial point of view to the holders of Brookline common stock. Brookline selected Hovde because Hovde is a nationally recognized investment banking firm with substantial experience in transactions similar to the Mergers and is familiar with Brookline and its business. As part of its investment banking business, Hovde is continually engaged in the valuation of financial services companies and their securities in connection with mergers and acquisitions.
As part of its engagement, representatives of Hovde attended the meeting of the Brookline board of directors, held on December 15, 2024, at which the Brookline board of directors evaluated the proposed merger with Berkshire. At this meeting, Hovde reviewed the financial aspects of the proposed merger and rendered an opinion that, as of such date and based upon and subject to the various factors, assumptions and limitations set forth in its opinion, the exchange ratio offered to the holders of Brookline common stock in the merger was fair from a financial point of view to the holders of Brookline common stock. Following extensive review and discussion, the Brookline board of directors approved the Merger Agreement at this meeting.
The full text of Hovde’s written opinion is attached as Annex C to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. Brookline stockholders are urged to read the opinion in its entirety for a description of the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Hovde. The description of the opinion set forth herein is qualified in its entirety by reference to the full text of such opinion. The issuance of Hovde’s opinion was approved by the fairness opinion committee of Hovde. Hovde provided its opinion to the Brookline board of directors in connection with and for the purposes of the Brookline board of directors’ evaluation of the Mergers. Hovde has reviewed and consented to the inclusion herein of the disclosure relating to its analysis and fairness opinion.
Hovde’s opinion speaks only as of the date of the opinion. The opinion is directed to the Brookline board of directors and addresses only the fairness, from a financial point of view, of the exchange ratio offered to the holders of Brookline common stock. It does not address the underlying business decision to proceed with the Mergers and does not constitute a recommendation to any Brookline stockholder as to how the stockholder should vote at the Brookline Special Meeting on the Mergers or any related matter.
During the course of its engagement and in rendering its opinion, Hovde reviewed, among other things:
(i)
a copy of the Execution Version of the Merger Agreement received on December 13, 2024 provided to Hovde by Brookline;

(ii)
audited financial statements for both Brookline and Berkshire for the twelve-month periods ended December 31, 2022 and December 31, 2023;

(iii)
unaudited financial statements for both Brookline and Berkshire for the three-month period ended March 31, 2024, the six month period ended June 30, 2024 and the nine month period ended September 30, 2024;

(iv)
certain publicly-available financial and business information of Brookline, Berkshire and their affiliates which Hovde deemed to be relevant;

(v)
certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities, liquidity and prospects of Brookline and Berkshire;

(vi)
certain information detailing the Mergers prepared by Brookline, Berkshire and their affiliates and by their legal and accounting advisors including the estimated amount and timing of cost savings and related expenses and purchase accounting adjustments expected to result from the Mergers (the “Merger Adjustments”);

(vii)
the potential proforma financial impact of the Mergers on the future financial performance of the combined company, including the potential effect on Brookline’s and Berkshire’s estimated earnings per share, tangible book value per share, financial ratios, capital ratios and such other metrics deemed relevant, after giving effect to the Merger Adjustments, the $100 million common equity offering by Berkshire announced and consummated contemporaneously with the execution of the Merger Agreement, and the exchange ratio;

(viii)
the comparison of certain financial metrics of Brookline, Berkshire and the combined company to other selected banks and thrifts that Hovde deemed to be relevant;

(ix)
the relative contributions of Brookline and Berkshire to the future financial performance of the combined company on a proforma basis;

(x)
the relative ownership percentage of stockholders of Brookline on a proforma basis following the closing of the Mergers;

(xi)
the recent publicly reported trading prices of Brookline and Berkshire;

(xii)
the current overall environment for depository institutions in the United States and general economic, market and financial conditions; and

(xiii)
the terms of recent mergers, to the extent publicly available, involving financial institutions and financial institution holding companies that Hovde considered relevant.

Additionally, Hovde took into consideration its experience in other similar transactions and securities valuations as well as its knowledge of the banking and financial services industry and performed such other analyses and considered such other factors as Hovde deemed appropriate.
Hovde, in conducting its review and arriving at its opinion, relied upon the accuracy and completeness of the information provided to it by Brookline, Berkshire and their affiliates. In addition, where appropriate, Hovde relied upon publicly available information, without independent verification, that Hovde believed to be reliable, accurate, and complete; however, Hovde cannot guarantee the reliability, accuracy or completeness of any such publicly available information. Hovde was not engaged to express, and is not expressing, any opinion with respect to any other transaction, including any alternative transaction between Brookline and Berkshire. Hovde prepared its opinion using publicly available earnings estimates by research analysts covering Brookline, as discussed with senior management of Brookline, and publicly available earnings estimates by research analysts covering Berkshire, as discussed with senior management of Berkshire. With respect to the financial forecasts, including the synergies and restructuring charges, supplied to Hovde, Hovde assumed, with Brookline’s consent, that they were reasonably prepared and reflected, as of the date of Hovde’s opinion, the best currently available estimates and judgments of Brookline and Berkshire as to future operating and financial performance of Brookline, Berkshire and the combined company.
Hovde did not make an independent evaluation of the assets or liabilities (contingent or otherwise) of Brookline, Berkshire or their affiliates, including, but not limited to, any derivative or off-balance sheet assets or liabilities nor did Hovde conduct any review of the individual credit files of Brookline or Berkshire, evaluate the adequacy of the loan or lease loss reserves of Brookline or Berkshire or evaluate the solvency of Brookline or Berkshire under any state or federal laws relating to bankruptcy, insolvency or similar matters. Hovde rendered no opinion or evaluation on the collectability of any asset or the future performance of any loan of Brookline or Berkshire. Hovde is not an expert in the evaluation of loan or lease portfolios for assessing the adequacy of the allowance for losses with respect thereto and, accordingly, Hovde did not make an independent evaluation of the adequacy of the allowance for loan and lease losses of Brookline or Berkshire or on the credit mark assumed taken in the Mergers, and Hovde has assumed, with Brookline’s consent, that the respective allowance for loan and lease losses for both Brookline and Berkshire, respectively, as well as the credit mark are adequate to cover such losses and will be adequate on a proforma basis for the combined company. Hovde has relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by Hovde.
Hovde’s opinion does not consider, include or address: (i) any legal, tax, accounting, or regulatory consequences of the Mergers on Brookline, Berkshire or their respective stockholders; (ii) any advice or opinions provided by any other advisor to the board of directors of Brookline; or (iii) any other strategic alternatives that might be available to Brookline.
For purposes of rendering its opinion, Hovde assumed that, in all respects material to its analyses:
(i)
the Mergers will be completed substantially in accordance with the terms set forth in the Merger Agreement with no additional payments or adjustments to the merger consideration;

(ii)
the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement are true and correct;

(iii)
each party to the Merger Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents;

(iv)
all conditions to the completion of the Mergers will be satisfied without any waiver; and

(v)
in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Mergers, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of the combined entity or the contemplated benefits of the Mergers, including the synergies and restructuring charges expected to result from the Mergers.

Hovde further assumed, without assuming any responsibility for independent verification, that the Mergers will be accounted for as a purchase transaction under GAAP, and that the Mergers will qualify as a tax-free reorganization for United States federal income tax purposes. Hovde’s opinion is not an expression of an opinion as to the prices at which shares of Brookline common stock or shares of Berkshire common stock will trade following the announcement of the Mergers or the actual value of the shares of common stock of the combined company when issued pursuant to the Mergers, or the price at which the shares of common stock of the combined company will trade following the completion of the Mergers.
The exchange ratio was determined through negotiations between Brookline and Berkshire and was approved by Brookline’s board of directors. While Hovde provided advice to Brookline during these negotiations, Hovde did not recommend that any specific exchange ratio constituted the only appropriate exchange ratio for the Mergers.
Pursuant to Hovde’s engagement agreement with the Brookline, Brookline paid Hovde a non-refundable cash fee of $50,000 upon signing of the engagement agreement (the “Retainer Fee”) to serve as financial adviser in connection with the proposed Mergers, and has paid Hovde a non-refundable cash fee of $1,800,000 upon Hovde’s delivery of the fairness opinion relating to the Mergers (the “Fairness Opinion Fee”). Additionally, Brookline has agreed to pay Hovde at the time of closing of the Mergers a cash fee equal to $9,000,000 less the Retainer Fee and the Fairness Opinion Fee previously paid to Hovde by Brookline. Pursuant to the Hovde engagement agreement, Brookline has also agreed to reimburse Hovde for reasonable out-of-pocket expenses and disbursements incurred in connection with its retention and to indemnify against certain liabilities, including liabilities under the federal securities laws.
In the past two years preceding the date of its opinion, Hovde has not provided investment banking or financial advisory services to either Brookline or Berkshire for which it received a fee. Hovde or its affiliates may presently or in the future seek or receive compensation from Berkshire in connection with future transactions, or in connection with potential advisory services and corporate transactions. In the ordinary course of Hovde’s business as a broker/dealer, Hovde may from time to time purchase securities from, and sell securities to, Brookline or Berkshire or their affiliates, and as a market maker in securities, Hovde may from time to time have a long or short position in, and buy or sell, debt or equity securities of the Brookline or Berkshire for Hovde’s own accounts and for the accounts of Hovde’s customers. Except for the foregoing, during the past two years there have not been and there currently are no mutual agreements regarding any future material transactions between Hovde and either Brookline or Berkshire except that Hovde has served as the co-lead private placement agent in a private placement of newly issued shares of common stock of Berkshire with an aggregate value of approximately $100,000,000, which was announced and consummated contemporaneously with the execution of the Merger Agreement (the “Private Placement”). In connection with Hovde acting as co-lead in the Private Placement, Hovde was entitled to and has received a cash fee of $1,125,000.
Summary of Analyses by Hovde.   In accordance with customary investment banking practice, Hovde employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses undertaken by Hovde in connection with rendering its opinion to the Brookline board of directors on December 15, 2024. The summary is not a complete description of the analyses underlying the Hovde opinion or the presentation made by Hovde to the Brookline board of directors but summarizes the material analyses performed and presented in connection with such opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. In arriving at its opinion, Hovde did not attribute any particular weight to any analysis or factor that it considered but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. Accordingly, Hovde believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.
Summary of Financial Terms of Mergers.   Pursuant to the terms of the Merger Agreement, each outstanding share of Brookline common stock will be converted into the right to receive 0.42 shares of Berkshire common stock (the “exchange ratio”). Based on Berkshire’s closing price on December 13, 2024 of $30.20, the exchange ratio represented a price of $12.68 per share to Brookline’s stockholders and an implied market premium of 0.99%.
Based on 89,980,839 shares of Brookline common stock outstanding (including 880,748 shares of Brookline common stock granted in respect to outstanding Brookline restricted stock awards) as of December 14, 2024, the implied aggregate transaction value was $1,141.32 million.
Assuming the 0.42 exchange ratio, the implied fully diluted ownership was 53.3% for Berkshire stockholders and 46.7% for Brookline stockholders before the impact of the Berkshire $100 million common equity offering announced concurrently with the announcement of the Merger Agreement.
Assuming the 0.42 exchange ratio, the implied fully diluted ownership was 51.2% for Berkshire stockholders, 44.8% for Brookline stockholders, and 4.1% for new investors including the impact of the $100 million Berkshire common equity offering announced and consummated contemporaneously with the execution of the Merger Agreement.
The Berkshire dividend is expected to be increased to $1.29 from $0.72 following the closing of the Mergers and will have a neutral impact on Brookline stockholders.

Demographic and Branch Analysis.   Hovde reviewed and compared selected demographic information for Brookline’s and Berkshire’s markets where they have one or more active branches and conduct business. On a weighted average basis, based on data provided by a nationally recognized consolidator of this information, S&P Capital IQ Pro, Berkshire’s franchise was found to have a projected population change from 2024 to 2029 of 0.94%, 2024 median household income of $81,767, and a projected household income change from 2024 to 2029 of 8.27%. Brookline’s franchise was found to have a projected population change from 2024 to 2029 of 1.30%, 2024 median household income of $97,112, and a projected household income change from 2024 to 2029 of 8.67% Hovde also prepared a pro forma map combining Brookline branch offices with Berkshire’s branch offices. The map revealed the complimentary nature of each institution’s branch footprint.
The branch analysis also indicated that there was very little branch overlap in each bank’s markets with 4 branches (out of a combined total of 148) identified as potential consolidation opportunities. The 4 branches are all in well-banked markets with either a Brookline or Berkshire branch in close proximity.
Brookline and Berkshire Stock Price Performance.   Hovde reviewed the history of the publicly reported trading prices of Brookline and Berkshire’s common stock since November 5, 2024 (date of the U.S. presidential election), year-to-date and for the one-year period ended December 13, 2024. Hovde then compared the relationship between the movements in the prices of Brookline’s and Berkshire’s common stock in relation to each other and against the movement in the S&P 500 Bank Index.
	November 5, 2024 to December 13, 2024 Price Performance	Year-to-Date Price Performance	Last Twelve Months Price Performance
Brookline	12.0%	15.1%	15.7%
Berkshire	9.70%	21.6%	22.4%
S&P 500 Bank Index	8.60%	36.9%	43.3%
Historical Stock Market Exchange Ratio Analysis.   Hovde performed an implied exchange ratio analysis by comparing the historical relationship between the publicly reported trading prices of Brookline’s and Berkshire’s common stock. The following table lists what the implied exchange ratio would have been, based on average stock prices over the periods shown, and compares the percentage difference to the merger exchange ratio of 0.42.
Historical Stock Market Exchange Ratio Analysis(1)	Implied Exchange Ratio	Difference to Merger Exchange Ratio of 0.42x
December 13, 2024	0.4159x	1.0%
30 Day	0.4094x	2.6%
60 Day	0.3926x	6.0%
90 Day	0.3887x	8.1%
6 Months	0.3861x	8.8%
1 Year	0.4055x	3.6%

(1)
As of December 13, 2024.

Relative Contribution Analysis.   Hovde analyzed the relative contribution of Brookline and Berkshire to the pro forma market capitalization, balance sheet and income statement items of the combined entity, including pro forma assets, loans, deposits, core deposits, non-interest bearing deposits, tangible common equity excluding accumulated other comprehensive income (“AOCI”), tangible common equity, last twelve months (“LTM”) operating earnings, most recent quarter (“MRQ”) operating earnings annualized, and projected 2024, 2025 and 2026 earnings estimates. This analysis excluded all purchase accounting adjustments and was based on Brookline’s and Berkshire’s closing prices on December 13, 2024 of $12.56 and $30.20, respectively. Hovde calculated the implied exchange ratio under the various contribution percentages and showed what the implied exchange ratio these analyses indicated and compared the percentage difference to the merger exchange ratio of 0.42.
	Berkshire Contribution	Brookline Contribution	Implied Exchange Ratio	Difference to Merger Exchange Ratio of 0.42x
Fully Diluted Market Capitalization(1)	53.6%	46.4%	0.4159x	1.0%
Balance Sheet
Assets	49.8%	50.2%	0.4832x	(13.1)%
Net Loans	48.7%	51.3%	0.5052x	(16.9)%
Deposits	52.3%	47.7%	0.4378x	(4.1)%
Core Deposits(2)	53.6%	46.4%	0.4148x	1.2%
Non-interest Bearing Deposits	57.4%	42.6%	0.3561x	17.9%
Tangible Common Equity (Excluding AOCI)	53.1%	46.9%	0.4233x	(0.8)%
Tangible Common Equity	52.1%	47.9%	0.4418x	(4.9)%
Earnings
LTM Operating Earnings(3)	54.4%	45.6%	0.4026x	4.3%
MRQ Operating Earnings Annualized(3)	55.2%	44.8%	0.3902x	7.6%
Estimated 2024 Normalized Earnings(4)	55.8%	44.2%	0.3809x	10.3%
Estimated 2025 Earnings(4)	51.2%	48.8%	0.4583x	(8.4)%
Estimated 2026 Earnings(4)	50.1%	49.9%	0.4776x	(12.1)%
Average	52.9%	47.1%	0.4298x	(1.4)%
Median	53.1%	46.9%	0.4233x	(0.8)%

(1)
Brookline fully diluted share count includes unvested restricted stock of 880,748. Berkshire fully diluted share count includes in-the-money options of 44,400 with weighted exercise price of $26.65, unvested restricted stock of 645,929 that are already included in shares outstanding, and 225,291 shares of Berkshire common stock reserved for issuance upon the settlement of outstanding Berkshire Restricted Stock Unit Awards.

(2)
Core deposits are defined as total deposits less time deposits (defined as certificate of deposit accounts plus brokered deposit accounts).

(3)
Operating earnings are shown as reported by both banks in their earnings release.

(4)
Figures shown are consensus long dollar analyst estimates as of December 13, 2024.

Selected Publicly Traded Companies Analyses.   Using publicly available information, Hovde compared the financial performance, financial condition and market performance of Brookline and Berkshire to the following select publicly traded banks and thrifts headquartered in the Northeast and Mid-Atlantic regions, excluding mutual holding companies and pending merger targets, with total assets between $8.0 billion and $15.0 billion(1). Companies in this group were:
• NBT Bancorp, Inc.	• ConnectOne Bancorp, Inc.
• Dime Community Bancshares, Inc.	• S&T Bancorp, Inc.
• OceanFirst Financial Corp.	• Flushing Financial Corporation
• First Commonwealth Financial Corporation	• Univest Financial Corporation
• Eagle Bancorp, Inc.	• Tompkins Financial Corporation

(1)
The peer group excludes Amalgamated Financial Corporation and The Bancorp, Inc. due to business models different from those of peer group.

To perform this analysis, Hovde used financial information for the three months ended September 30, 2024 and market price information as of December 13, 2024. Earnings estimates for 2024, 2025 and 2026 were taken from a nationally recognized earnings estimate consolidator, S&P Capital IQ Pro, for the selected companies. Certain financial data prepared by Hovde, and as referenced in the tables presented below, may not correspond to the data presented in Brookline’s or Berkshire’s historical financial statements as a result of the different periods, assumptions and methods used by Hovde to compute the financial data presented. No company used as a comparison in the analysis below is identical to Brookline or Berkshire. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies.
The following table summarizes the relevant data items for Brookline, Berkshire, and the peer group.
			Brookline / Berkshire Peer Group
Balance Sheet (MRQ)	Brookline	Berkshire	Minimum	25th Percentile	Median	Average	75th Percentile	Maximum
Total Assets ($000)	$11,676,721	$11,604,562	$8,006,427	$9,356,651	$10,462,328	$10,905,942	$13,112,162	$13,839,552
Loans/Deposits	111.7%	96.2%	85.5%	90.5%	94.4%	95.1%	98.9%	107.8%
Securities/Assets	8.03%	10.5%	6.51%	10.5%	14.8%	14.3%	18.3%	21.6%
Tangible Common Equity/Tangible Assets	8.50%	9.10%	7.00%	8.03%	8.69%	8.82%	9.49%	10.9%
Leverage Ratio	9.09%	9.92%	7.91%	9.28%	9.97%	9.92%	10.7%	11.7%
Common Equity Tier1 Ratio	10.4%	11.9%	10.2%	10.9%	11.6%	11.8%	12.2%	14.4%
Total Risk-based Capital Ratio	12.4%	14.4%	13.2%	14.3%	14.6%	14.7%	15.0%	16.3%
Income Analysis (MRQ)
Core Return on Average Assets	0.75%	0.85%	0.39%	0.71%	0.84%	0.85%	1.07%	1.36%
Core Return on Average Tangible Common Equity	8.99%	9.91%	4.79%	7.03%	9.71%	9.81%	12.9%	14.7%
Net Interest Margin	3.09%	3.23%	2.10%	2.55%	2.74%	2.87%	3.18%	3.84%
Efficiency Ratio	62.8%	63.5%	54.7%	56.9%	63.9%	62.3%	65.5%	74.2%
Fee Income/Operating Revenue	7.10%	19.2%	6.03%	9.64%	13.4%	17.1%	25.7%	30.8%
Non-interest Expense/Average Assets	2.02%	2.45%	1.41%	1.69%	2.07%	2.06%	2.41%	2.81%
Asset Quality (MRQ)
Nonperforming Assets/Assets	0.62%	0.23%	0.21%	0.34%	0.49%	0.54%	0.63%	1.22%
Loan Loss Reserve/Loans	1.31%	1.21%	0.59%	0.82%	1.11%	1.07%	1.34%	1.40%
Net Charge-offs/Average Loans	0.16%	0.24%	(0.00)%	0.07%	0.16%	0.15%	0.18%	0.39%
Pricing Metrics (12/13/2024)
Market Cap ($M)	$1,119.1	$1,273.2	$438.6	$941.4	$1,117.2	$1,289.0	$1,592.1	$2,437.2
Price/Tangible Book Value	116.5%	123.1%	67.7%	102.7%	134.2%	135.4%	172.4%	216.8%
Price/2024E EPS	15.3x	13.9x	12.2x	13.1x	15.2x	15.8x	17.3x	22.9x
Price/2025E EPS	11.6x	12.5x	11.6x	12.4x	13.3x	13.3x	14.0x	15.2x
Price/2026E EPS	9.7x	10.6x	8.30x	9.68x	11.1x	10.9x	12.2x	13.2x
Core Deposit Premium(1)	2.13%	3.14%	(4.72)%	0.40%	3.57%	3.97%	9.02%	12.0%
Dividend Yield	4.29%	2.38%	2.28%	2.68%	2.87%	3.17%	3.24%	5.10%

(1)
Core deposits are defined as total deposits less time deposits over $100,000. The core deposit premium is calculated by taking the stock price less tangible book value per share, divided by core deposits per share.

Hovde reviewed, among other things, peer equity values as multiples of calendar years 2024, 2025 and 2026 estimated earnings per share (“EPS”), tangible book value per share and core deposits as of September 30, 2024. Hovde then applied these peer multiples, on a median basis, to the corresponding data of Brookline and Berkshire to arrive at their implied equity values per share. Based on the implied per share equity values for Brookline and Berkshire as described above, the following table lists the implied exchange ratio of these analyses and compares the percentage difference to the merger exchange ratio of 0.42.
Brookline/Berkshire Peer Group Trading Multiples Analysis(1)	Implied Exchange Ratio	Difference to Merger Exchange Ratio of 0.42x
Peer Median Stock Price/Tangible Book Value Per Share	0.4395x	(4.4)%
Peer Median Stock Price/2024 Estimated EPS	0.3787x	10.9%
Peer Median Stock Price/2025 Estimated EPS	0.4473x	(6.1)%
Peer Median Stock Price/2026 Estimated EPS	0.4535x	(7.4)%
Peer Median Core Deposit Premium	0.4468x	(6.0)%

(1)
As of December 13, 2024.

Implied Exchange Ratio Based on Research Analyst Price Targets.   Hovde also performed an implied exchange ratio analysis by comparing the public price targets of research analysts covering Brookline and Berkshire as provided by a nationally recognized research price target consolidator, S&P Capital IQ Pro. Hovde calculated the ratio implied by dividing the low, mean, median, and high research analyst price target of Brookline by the low, mean, median, and high research analyst price target of Berkshire. The following table lists the implied exchange ratio these analyses indicated and compares the percentage difference to the merger exchange ratio of 0.42.
Research Analyst Price Target Analysis(1)	Implied Exchange Ratio	Difference to Merger Exchange Ratio of 0.42x
Brookline High Stock Price Target/Berkshire Low Stock Price Target	0.5172x	(18.8)%
Brookline High Stock Price Target/Berkshire High Stock Price Target	0.4348x	(3.4)%
Brookline Median Stock Price Target/Berkshire Median Stock Price Target	0.4531x	(7.3)%
Brookline Mean Stock Price Target/Berkshire Mean Stock Price Target	0.4419x	(4.9)%
Brookline Low Stock Price Target/Berkshire Low Stock Price Target	0.4138x	1.5%
Brookline Low Stock Price Target/Berkshire High Stock Price Target	0.3478x	20.8%

(1)
Research analyst price targets as of December 13, 2024.

Stand Alone Brookline Dividend Discount Analysis.   Hovde performed a dividend discount analysis for the purpose of determining a range of implied equity values per share for Brookline’s common stock. A dividend discount analysis is a method of evaluating the equity value of a company using estimates of future dividends to stockholders generated by Brookline and taking into consideration the time value of money with respect to those future dividends by calculating their present value. In performing this analysis, Hovde used publicly available earnings estimates for Brookline for fourth quarter 2024 ($21.6 million) and full years 2025 ($96.6 million) and 2026 ($115.5 million) and a growth rate of 5.0% thereafter provided by Brookline’s management and assumed discount rates ranging from 10.50% to 12.50% (based on a capital asset pricing model and certain stock market estimated return information as calculated by Kroll). The range of values was determined by adding (i) the present value of projected dividends to Brookline stockholders from September 30, 2025 to December 31, 2030 and (ii) the present value of the terminal value of Brookline’s common stock as calculated on December 31, 2030. In determining dividends available to stockholders, Hovde assumed balance sheet growth of 3.0% as provided by Brookline management and assumed that Brookline would maintain a tangible common equity to tangible asset ratio of 8.0% and would retain sufficient earnings to maintain these levels. Any earnings in excess of what would need to be retained represented cash flows available for dividends for Brookline. In calculating the terminal value of Brookline, Hovde applied multiples ranging from 12.0 times to 14.0 times 2030 forecasted earnings. This resulted in a range of values of Brookline from $13.87 to $16.60 per share with a median value of $15.19 per share.
	Terminal Earnings Multiple
Discount Rate	12.0x	13.0x	14.0x
10.50%	$14.80	$15.70	$16.60
11.50%	$14.33	$15.19	$16.06
12.50%	$13.87	$14.71	$15.54
Stand Alone Berkshire Dividend Discount Analysis.   Hovde also performed the same dividend discount analysis (“DDA”) for the purpose of determining a range of implied equity values per share for Berkshire’s common stock. In performing this analysis, Hovde used publicly available earnings estimates for Berkshire for fourth quarter 2024 ($23.4 million) and full years 2025 ($101.2 million) and 2026 ($116.2 million) and a growth rate of 5.0% thereafter provided by Berkshire’s management and assumed discount rates ranging from 10.50% to 12.50% (based on a capital asset pricing model and certain stock market estimated return information as calculated by Kroll). The range of values was determined by adding (i) the present value of projected dividends to Berkshire stockholders from September 30, 2025 to December 31, 2030 and (ii) the present value of the terminal value of Berkshire’s common stock as calculated on December 31, 2030. In determining dividends available to stockholders, Hovde assumed balance sheet growth of 3.0% as provided by Brookline management and assumed that Berkshire would maintain a tangible common equity to tangible asset ratio of 8.0% and would retain sufficient earnings to maintain these levels. Any earnings in excess of what would need to be retained represented cash flows available for dividends for Berkshire. In calculating the terminal value of Berkshire, Hovde applied multiples ranging from 12.0 times to 14.0 times 2030 forecasted earnings. This resulted in a range of values of Berkshire from $30.49 to $36.06 per share with a median value of $33.18 per share.
	Terminal Earnings Multiple
Discount Rate	12.0x	13.0x	14.0x
10.50%	$32.38	$34.22	$36.06
11.50%	$31.41	$33.18	$34.95
12.50%	$30.49	$32.19	$33.90
The dividend discount analysis is a widely used valuation methodology that relies on numerous assumptions, including asset and earnings growth rates, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of Brookline or Berkshire.
Based upon the implied valuations for each of Brookline and Berkshire, pursuant to the stand-alone dividend discount analyses described above, Hovde calculated a range of implied exchange ratios of a share of Brookline common stock to a share of Berkshire common stock. Hovde calculated the ratio implied by dividing the median implied equity value of Brookline by the median implied equity value of Berkshire. Hovde also calculated the ratio implied by dividing the high end of implied equity value of Brookline by the low end of implied equity value of Berkshire. Further, Hovde calculated the ratio implied by dividing the low end of implied equity value of Brookline by the high end of implied equity value of Berkshire. The following table lists the implied exchange ratio these analyses indicated and compares the percentage difference to the merger exchange ratio of 0.42.
Dividend Discount Analysis	Implied Exchange Ratio	Difference to Merger Exchange Ratio of 0.42x
Brookline Maximum Equity Value Per Share/Berkshire Minimum Equity Value Per Share	0.5446x	(22.9)%
Brookline Median Equity Value Per Share/Berkshire Median Equity Value Per Share	0.4579x	(8.3)%
Brookline Minimum Equity Value Per Share/Berkshire Maximum Equity Value Per Share	0.3847x	9.2%

Financial Impact Analysis.   Hovde performed pro forma merger analyses that combined the projected income statement and balance sheet information of Brookline and Berkshire. In performing this analysis, Hovde used publicly available earnings estimates by research analysts covering Brookline and Berkshire for fourth quarter 2024 and full years 2025 and 2026 and included the impact of the $100 million common equity offering at $29.00 per share announced by Berkshire concurrently with the execution of the Merger Agreement. Hovde also used cost savings estimates, purchase accounting adjustments, and restructuring charges provided by Brookline management to calculate the financial impact that the Mergers would have on certain projected financial results of Brookline and Berkshire. Cost savings were estimated to be 12.6% of 2025 estimated combined annual non-interest expense base of $529.5 million, with 25% realized in 2025 and 100% realized in 2026, and a 3% annual growth in non-interest expense going forward. Restructuring charges in connection with the Mergers were estimated to be $94.1 million, or $75.6 million after tax. This analysis indicated that the Mergers are expected to be accretive to Brookline’s and Berkshire’s estimated earnings per share in 2025 (by 8.2% for Brookline and 18.1% for Berkshire, respectively) and 2026 (by 24.9% and 42.0%, respectively) excluding the impact of any merger charges. The analysis also indicated that the Mergers is expected to be dilutive to Berkshire’s tangible book value per share; however, Berkshire is estimated to earn back its tangible book value dilution in 2.9 years and maintain well capitalized capital ratios. For all of the above analyses, the actual results achieved by Brookline and Berkshire, following the Mergers, may vary from the projected results and the variations may be material.
Pro Forma Peer Analysis.   Hovde also performed an analysis to compare the financial performance and market performance of Berkshire (pro forma for the Mergers) to the following select publicly traded banks and thrifts headquartered in the Northeast and Mid-Atlantic regions, excluding mutual holding companies and pending merger targets, with total assets between $15.0 billion and $50.0 billion. Companies in this Peer Group were:
• F.N.B Corporation	• WSFS Financial Corporation
• Fulton Financial Corporation	• Independent Bank Corp.
• Eastern Bankshares, Inc.	• Community Financial System, Inc.
• Provident Financial Services, Inc.	• NBT Bancorp Inc.
• Customers Bancorp Inc.
To perform this analysis, Hovde used projected pro forma financial results of Brookline and Berkshire in 2026, including the impact of Merger Adjustments and market price information as of December 13, 2024. Earnings estimates for 2026 and 2026 projected profitability ratios for the Peer Group were taken from a nationally recognized earnings estimate consolidator, S&P Capital IQ Pro, for the selected companies.
Pricing Metrics (12/13/2024)	Pro Forma Company	Pro Forma Peer Group Median
2026 Projected ROAA	1.30%	1.20%
2026 Projected ROAE	11.7%	10.5%
2026 Projected Efficiency Ratio	49.0%	56.7%
Price/Tangible Book Value	139%	154%
Price/2026E EPS	7.9x	10.4x
Value Creation Analysis.   In addition, Hovde performed a dividend discount analysis to estimate a range of the present values of after-tax cash flows that Berkshire (pro forma for the Mergers) could provide to equity holders through December 31, 2030 and the implied pass-through value to Brookline stockholders utilizing the merger exchange ratio of 0.42. In performing this analysis, Hovde used earnings estimates, synergies estimates, purchase accounting adjustments, and restructuring charges provided by Brookline’s and Berkshire’s management. To approximate the terminal value of Berkshire’s common stock (pro forma for the Mergers) at December 31, 2030, Hovde applied earnings multiples ranging from 12.0x to 14.0x. The income stream and terminal value was then discounted to present value using a range of discount rates between 10.00% and with 12.00% with a midpoint 11.00% discount rate (based on a capital asset pricing model and certain stock market estimated return information as calculated by Kroll). Based on these assumptions, the following table sets forth the respective valuation ranges for the combined company on a pro forma basis and the implied pass-through value to Brookline, utilizing the merger exchange ratio of 0.42 and discount rate of 11.00%.
	Terminal Earnings Multiple
Discount Rate of 11.00%	12.0x	13.0x	14.0x
Pro Forma Combined Company	$35.44	$37.62	$39.81
Difference between Pro Forma DDA and Berkshire Stand Alone DDA	$4.02	$4.44	$4.86
Percentage Difference	12.8%	13.4%	13.9%
Merger Exchange Ratio	0.42	0.42	0.42
Pass Through Value to Brookline(1)	$14.88	$15.80	$16.72
Difference between Pass Through Value and Brookline Standalone DDA	$0.56	$0.61	$0.66
Percentage Difference	3.9%	4.0%	4.1%

(1)
Pass-through value to Brookline calculated by multiplying the pro forma combined company dividend discount value by the merger exchange ratio of 0.42x.

General.   In performing its analyses, Hovde made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of Hovde, Brookline and Berkshire. Any estimates contained in the analyses performed by Hovde are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the Hovde opinion was among several factors taken into consideration by the Brookline board of directors in making its determination to approve the Merger Agreement and the Mergers. Consequently, the analyses described above should not be viewed as determinative of the decision of the Brookline board of directors with respect to the fairness of the exchange ratio. Further, events and developments occurring after the date of the Hovde opinion could materially affect the assumptions used in preparing the opinion, and Hovde does not have any obligation to update, revise or reaffirm its opinion.
Conclusion.   Based upon the foregoing analyses and other investigations and assumptions as set forth in its opinion, without giving specific weightings to any one factor, analysis or comparison, Hovde determined that, as of the date of its opinion, subject to the matters, assumptions and limitations set forth in the opinion and pursuant to the terms of the Merger Agreement, the exchange ratio in the Mergers is fair from a financial point of view to the holders of Brookline common stock. The full text of the Hovde opinion is included in this Joint Proxy Statement/Prospectus as Annex C.
Berkshire’s Reasons for the Mergers; Recommendation of Berkshire’s Board of Directors
After careful consideration, the Berkshire board of directors, at a special meeting on December 15, 2024, unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers and the issuance of Berkshire common stock, are advisable and fair to and in the best interests of Berkshire and its stockholders, (ii) approved and adopted the Merger Agreement, and the transactions contemplated thereby (including the Mergers, the issuance of Berkshire common stock, and the bank Merger Agreement) and (iii) recommended the approval by Berkshire stockholders of the Berkshire share issuance proposal and the other merger-related matters to be voted on at the Berkshire special meeting.
In reaching this decision, the Berkshire board of directors evaluated the Merger Agreement, the Mergers and the other matters contemplated by the Merger Agreement in consultation with Berkshire’s senior management, as well as with Berkshire’s legal and financial advisors, and considered a number of factors, including the following:
•
each of Berkshire’s and Brookline’s business, operations, financial condition, asset quality, earnings and prospects;

•
the strategic fit of the business lines (commercial and retail banking) and the operating philosophies of the two institutions, including that Berkshire’s and Brookline’s respective businesses, operations and risk profiles complement each other;

•
the effectiveness of the Mergers as a method of implementing and accelerating Berkshire’s strategies for consolidating Berkshire’s presence in highly attractive geographies across New England and New York, including some of the most affluent areas in the United States;

•
the current and prospective environment in the financial services industry, including economic conditions and the interest rate and regulatory environments, the accelerating pace of technological change in the financial services industry, operating costs resulting from regulatory and compliance mandates, scale and marketing expenses, increasing competition from both banks and non-bank financial and financial technology firms, current financial market conditions, current employment market conditions and the likely effects of these factors on Berkshire’s potential growth, development, productivity and strategic options both with and without the Mergers;

•
the expanded possibilities for growth that would be available to Berkshire, given its expanded suite of product offerings, larger capital and deposit base, and broader footprint in New England and surrounding areas;

•
the compatibility of Berkshire’s and Brookline’s cultures and values, including their conservative risk management and compliance cultures and shared commitment to customer service, employee experience, community reinvestment, active community involvement, and environmental, social and governance efforts;

•
the compatibility of Berkshire’s and Brookline’s credit philosophies, and the expectation that following the completion of the Mergers there will be an increase in Berkshire’s lending to small-to-mid-sized businesses and individuals, consistent with the low credit-risk profile of both Berkshire and Brookline;

•
the complementary nature of Berkshire’s and Brookline’s products, customers and footprints, which Berkshire believes should provide the opportunity to mitigate risks, generate additional capital and increase potential returns;

•
the benefits and opportunities Brookline will bring to Berkshire, including enhanced scale and product offerings, which will improve the ability of the surviving corporation to attract and retain customers and talent;

•
the benefits and opportunities Berkshire will bring to Brookline, including enhanced scale and product offerings, which will improve the ability of the surviving corporation to attract and retain customers and talent;

•
its views with respect to the strategic alternatives potentially available to Berkshire, including continuing as a standalone company focusing exclusively on organic growth, pursuing other acquisitions, pursuing transformative transactions (including large acquisitions) or a transaction involving the sale of Berkshire;

•
the fact that the Mergers would combine two solid banking franchises to create a bank with over $24.0 billion in assets;

•
the expectation that the transaction will be generally tax-free for United States federal income tax purposes to Berkshire stockholders;

•
the anticipated pro forma financial impact of the Mergers on Berkshire, including tangible book value dilution that has the potential to be earned back following completion of the Mergers, as well as the positive impact on earnings, earnings per share, return on equity, asset quality, balance sheet diversity, funding costs and potential capital generation;

•
the expectation of cost synergies resulting from the Mergers, which will enable, among other things, increased spending on technology that will enhance the existing strong risk management systems utilized by Berkshire and Brookline and deliver more innovative digital products and better service to the surviving corporation’s customers and employees;

•
its review and discussions with Berkshire’s senior management concerning Berkshire’s due diligence examination of Brookline, including with respect to, among other areas, its operations, financial condition, credit quality, loan portfolio and legal and regulatory compliance programs and prospects;

•
its understanding that Berkshire stockholders will own approximately fifty-five percent (55%) of the surviving corporation’s common stock;

•
the fact that the exchange ratio is fixed, with no adjustment in the Merger Consideration to be received by Brookline stockholders as a result of possible increases or decreases in the trade price of Brookline common stock or Berkshire common stock following the announcement of the Mergers, which the Berkshire board of directors believed was consistent with market practice for transactions of this type and with the strategic purpose of the proposed transaction;

•
the opinion, dated December 16, 2024, of Raymond James to Berkshire’s board of directors as to the fairness, from a financial point of view and as of the date of the opinion, to Berkshire of the exchange ratio in the Mergers, as more fully described below under “Description of the Mergers — Opinion of Berkshire’s Financial Advisor”;

•
its review with Raymond James of the financial terms of the Merger Agreement and its review with Berkshire’s outside legal counsel of the material terms of the Merger Agreement, including the representations, covenants, transaction protection and termination provisions, tax treatment and closing conditions;

•
its expectation that the requisite regulatory approvals could be obtained in a timely fashion;

•
the fact that Berkshire stockholders will have the opportunity to vote to approve the Berkshire share issuance;

•
the fact that eight of 16 total directors of the surviving corporation will be current members of the Berkshire board of directors (including Mr. Brunelle);

•
the fact that Mr. Brunelle will continue to serve as the Chairman of the board of directors of the surviving corporation, and Mr. Gray will serve as the Chief Operations Officer of the surviving corporation;

•
the execution of employment-related agreements with Mr. Gray in connection with the execution of the Merger Agreement, and Berkshire’s belief that the continued service of Mr. Gray will allow the surviving corporation to benefit from a deeply experienced and highly respected executive with a track record of superior operational execution and will enhance the likelihood that the strategic benefits that Berkshire expects to achieve as a result of the Mergers will be realized; and

•
Berkshire’s and Brookline’s past records of integrating several acquisitions and of realizing expected financial and other benefits of such acquisitions and the strength of Berkshire’s management and infrastructure, which can be leveraged to successfully complete the integration process.

The Berkshire board of directors also considered the potential risks related to the proposed transaction. The board concluded that the anticipated benefits of combining with Brookline were likely to outweigh these risks substantially. These potential risks included:
•
the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or difficulties arising from, the integration of the two companies or as a result of general economic and market conditions and competitive factors in the areas where Berkshire and Brookline operate businesses;

•
the costs to be incurred in connection with the Mergers and the integration of Brookline’s business into Berkshire’s and the possibility that the proposed transaction and the integration may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

•
the possibility that the anticipated pro forma impact of the Mergers on Berkshire will not be realized when expected or at all as a result of unexpected changes in financial market or economic conditions, including as a result of sustained market volatility or significant changes in interest rates;

•
the impact of anticipated purchase accounting adjustments, including to reflect the Berkshire securities portfolio and loans and leases at a preliminary estimate of their fair value, on the anticipated pro forma tangible book value and regulatory capital levels of Berkshire and Berkshire Bank;

•
the possibility of encountering difficulties in achieving anticipated cost savings and synergies in the amounts currently estimated or within the time frame currently contemplated;

•
the possibility of encountering difficulties in successfully integrating the businesses, operations and workforces of Berkshire and Brookline;

•
the risk of losing key Berkshire or Brookline employees during the pendency of the Mergers and following the closing;

•
the possible diversion of management focus and resources from the operation of Berkshire’s business while working to implement the proposed transaction and integrate the two companies;

•
the risk that the regulatory and other approvals required in connection with the Mergers may not be received in a timely manner or at all or may impose conditions that may adversely affect the anticipated operations, synergies and financial results of Berkshire following the completion of the Mergers;

•
the ownership dilution caused by Berkshire’s issuance of additional shares of its capital stock in connection with the proposed transaction;

•
the restrictions on the conduct of Berkshire’s business during the period between execution of the Merger Agreement and the consummation of the Mergers, which could potentially delay or prevent Berkshire from undertaking business opportunities that might arise or certain other actions it might otherwise take with respect to its operations absent the pendency of the Mergers;

•
the potential for legal claims challenging the Mergers; and

•
the other risks described under the sections entitled “Risk Factors” and “Cautionary Statement About Forward-Looking Statements.”

The foregoing discussion of the information and factors considered by the Berkshire board of directors is not intended to be exhaustive, but includes the material factors considered by the board. In reaching its decision to approve the Merger Agreement and the transactions contemplated by the Merger Agreement, the Berkshire board of directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The board considered all these factors as a whole, including discussions with, and questioning of, Berkshire’s management and Berkshire’s independent financial and legal advisors, and overall considered the factors to support its determination.
For the reasons set forth above, the Berkshire board of directors determined that the Merger Agreement and the transactions contemplated thereby (including the Mergers and the Berkshire stock issuance) are advisable and fair to and in the best interests of Berkshire and its stockholders.
Certain of Berkshire’s directors and executive officers have other interests in the Mergers that are different from, or in addition to, those of Berkshire stockholders generally, as discussed under the caption “Description of the Mergers — Interests of Berkshire’s Directors and Executive Officers in the Mergers,” below. The Berkshire board of directors was aware of and considered these potential interests, among other matters, in evaluating the Mergers and in making its recommendation to Berkshire stockholders.
It should be noted that this explanation of the reasoning of the Berkshire board of directors and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Statement About Forward-Looking Statements” on page 29.
Accordingly, the Berkshire board of directors unanimously recommends that Berkshire stockholders vote “FOR” the Berkshire Share Issuance Proposal, “FOR” the Berkshire Certificate of Incorporation Amendment Proposal, “FOR” the Berkshire Equity Plan Proposal, and “FOR” the Berkshire Adjournment Proposal.

Opinion of Berkshire’s Financial Advisor
Berkshire retained Raymond James as financial advisor on June 27, 2024. Raymond James is a globally-recognized investment banking firm offering a full range of investment banking services to its clients. In the ordinary course of its investment banking business, Raymond James is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. Pursuant to that engagement, the Berkshire board of directors requested that Raymond James evaluate the fairness, from a financial point of view, of the exchange ratio pursuant to the Merger Agreement to Berkshire.
At the December 15, 2024 meeting of the Berkshire board of directors, representatives of Raymond James rendered Raymond James’s opinion, subsequently confirmed in writing and dated December 16, 2024, to the Berkshire board of directors (in its capacity as such), as to the fairness, as of such date, from a financial point of view, of the exchange ratio in the Mergers pursuant to the Merger Agreement to Berkshire, based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Raymond James in connection with the preparation of its opinion.
The full text of the written opinion of Raymond James is attached as Annex B to this Joint Proxy Statement/Prospectus. The summary of the opinion of Raymond James set forth in this Joint Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of such written opinion. Berkshire stockholders are urged to read the entire opinion carefully in connection with their consideration of the Merger Agreement and the Mergers. The opinion of Raymond James speaks only as of the date of the opinion and does not reflect any developments that may occur or may have occurred after the date of its opinion and prior to the completion of the Mergers.
Raymond James provided its opinion for the information of the Berkshire board of directors (in its capacity as such) in connection with, and for purposes of, its consideration of the Mergers and its opinion only addresses whether the exchange ratio in the Mergers pursuant to the Merger Agreement was fair, from a financial point of view, to Berkshire. The opinion of Raymond James does not address any other term or aspect of the Merger Agreement or the Mergers contemplated thereby, the underlying business decision of Berkshire to engage in the Mergers, the form or structure of the Mergers, the relative merits of the Mergers as compared to any other alternative business strategies that might exist for Berkshire, or any other transaction in which Berkshire might engage. The Raymond James opinion does not constitute a recommendation to the Berkshire board of directors or to any holder of Berkshire common stock as to how the Berkshire board of directors, such stockholder or any other person should vote or otherwise act with respect to the Mergers or any other matter. Raymond James does not express any opinion as to the likely trading range of Berkshire common stock following the Mergers, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of Berkshire at that time. Raymond James’s opinion was approved by Raymond James’s fairness opinion committee.
In connection with its review of the proposed Mergers and the preparation of its opinion, Raymond James, among other things:
•
reviewed the financial terms and conditions as stated in a draft of the Merger Agreement dated as of December 14, 2024 (the “Draft Agreement”);

•
reviewed certain information related to the historical financial condition and prospects of Berkshire and Brookline, as made available to Raymond James by or on behalf of Berkshire, including, but not limited to, (a) financial projections for each of Berkshire and Brookline that were prepared using consensus analyst estimates for the years 2024, 2025 and 2026 with further years extrapolated based on appropriate growth rates, which estimates (including the growth rates utilized) were reviewed and approved for Raymond James’s use by the management of Berkshire (the “Projections”) and (b) certain forecasts and estimates of the amount and timing of potential cost savings, operating efficiencies, revenue effects, and other pro forma financial adjustments expected to result from the Mergers, as prepared by the management of Brookline and reviewed approved for Raymond James’s use by the management of Berkshire (the “Pro Forma Financial Adjustments”);

•
reviewed Berkshire’s and Brookline’s audited financial statements for the years ended December 31, 2021, December 31, 2022 and December 31, 2023 and unaudited financial statements for the three-month period ended March 31, 2024, three and six month periods ended June 30, 2024 and three and nine month periods September 30, 2024;

•
reviewed certain of Berkshire’s and Brookline’s recent public filings and certain other publicly available information regarding Berkshire and Brookline that Raymond James deemed to be relevant;

•
reviewed the financial and operating performance of Berkshire and Brookline and those of other selected public companies that Raymond James deemed to be relevant;

•
reviewed the then-current and historical market prices for shares of Berkshire common stock and shares of Brookline common stock, and the then-current market prices of the publicly traded securities of certain other companies that Raymond James deemed to be relevant;

•
compared the relative contributions of Berkshire and Brookline to certain historical and projected financial statistics of the combined company on a pro forma basis;

•
reviewed certain potential pro forma financial effects of the Mergers on earnings per share, capitalization and financial ratios of Berkshire, as well as certain balance sheet assumptions, including the offer and sale by Berkshire of approximately $100 million of Berkshire common stock to support the Mergers, as provided by the management of Berkshire (the “Offering”);

•
conducted such other financial studies, analyses and inquiries and considered such other information and factors as Raymond James deemed appropriate;

•
received a certificate addressed to Raymond James from the chief financial officer of Berkshire regarding, among other things, the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Raymond James by or on behalf of Berkshire; and

•
discussed with members of the senior management of Berkshire certain information relating to the aforementioned and any other matters that Raymond James deemed relevant to its inquiry including, but not limited to, the past and then-current business operations of Berkshire and Brookline, respectively, and the financial condition and future prospects and operations of Berkshire and Brookline, respectively.

With Berkshire’s consent, Raymond James assumed and relied upon the accuracy and completeness of all information that was available to Raymond James from public sources, supplied by or on behalf of Berkshire or Brookline or otherwise reviewed by or discussed with Raymond James, and Raymond James did not undertake any duty or responsibility to, nor did Raymond James, independently verify any of such information. Furthermore, Raymond James undertook no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Berkshire or Brookline was a party or may have been subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which Berkshire or Brookline was a party or may become subject. With Berkshire’s consent, the opinion of Raymond James made no assumption concerning, and therefore did not consider, the potential effects of any such litigation, claims or investigations or possible assertions. Raymond James is not an expert in generally accepted accounting principles in the United States (GAAP) in general and also specifically regarding the evaluation of loan and lease portfolios for purposes of assessing the adequacy of allowance for credit losses or any other reserves. Raymond James did not independently verify such allowance for credit losses or review or examine any individual loan or credit files. Raymond James assumed, with Berkshire’s consent, that the allowance for credit losses (i) set forth in the respective financial statements of Berkshire and Brookline were adequate to cover such losses, (ii) would be adequate on a pro forma basis for the combined company and (iii) complied fully with applicable law, regulatory policy and sound banking practices as of the date of such financial statements. Raymond James did not make or obtain an independent appraisal of the assets or liabilities (contingent or otherwise) of Berkshire or Brookline.
With respect to the Projections, Pro Forma Financial Adjustments, and any other information and data provided to or otherwise reviewed by or discussed with Raymond James, Raymond James, with Berkshire’s consent, assumed that the Projections, Pro Forma Financial Adjustments and such other information and data were reasonably prepared in good faith on bases reflecting (or, in the case of the Projections with respect to 2024, 2025 and 2026, which were prepared using consensus analyst estimates for the years 2024, 2025 and 2026, are consistent with) the best then-currently available estimates and judgments of management of each of Berkshire and Brookline, and Raymond James relied upon Berkshire to advise Raymond James promptly if any information previously provided became inaccurate or was required to be updated during the period of its review. Raymond James expressed no opinion with respect to the Projections, the Pro Forma Financial Adjustments or the assumptions on which they were based. Raymond James assumed that the final form of the Merger Agreement would be substantially similar to the Draft Agreement reviewed by Raymond James, and that the Mergers would be consummated in accordance with the terms of the Merger Agreement without waiver or amendment of any conditions thereto. In addition, Raymond James assumed that the Offering would occur on the terms and in the time frame described by management of Berkshire. Furthermore, Raymond James assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Merger Agreement were true and correct and that each such party would perform all of the covenants and agreements required to be performed by it under the Merger Agreement without being waived. Raymond James relied upon and assumed, without independent verification, that (i) the Mergers would be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory and other consents and approvals necessary for the consummation of the Mergers would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on the Mergers, Berkshire or Brookline that would be material to its analyses or opinion.
The Raymond James opinion was based upon market, economic, financial and other circumstances and conditions existing and disclosed to Raymond James as of December 13, 2024, and any material change in such circumstances and conditions would require a reevaluation of the Raymond James opinion, which Raymond James is under no obligation to undertake. Raymond James relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Berkshire or Brookline since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Raymond James that would be material to Raymond James’s analyses or opinion, and that there was no information or any facts that would make any of the information reviewed by Raymond James incomplete or misleading in any material respect. As the Berkshire board of directors was aware, the credit, financial and stock markets had been experiencing, and do experience, volatility from time to time and Raymond James expressed no opinion or view as to any potential effects of such volatility on the Mergers, Berkshire or Brookline. The Raymond James opinion did not purport to address any potential developments in any such credit, financial and stock markets on the exchange ratio after December 16, 2024.
Raymond James expressed no opinion as to the underlying business decision to effect the Mergers, the structure or tax consequences of the Mergers, or the availability or advisability of any alternatives to the Mergers. Raymond James provided advice to Berkshire with respect to the proposed Mergers. Raymond James did not, however, recommend any specific amount of consideration or that any specific consideration constituted the only appropriate consideration for the Mergers. Raymond James did not solicit indications of interest with respect to a transaction involving Berkshire nor did Raymond James advise Berkshire with respect to its strategic alternatives. The opinion of Raymond James did not express any opinion as to the likely trading range of the shares of Berkshire common stock or Brookline common stock following the announcement or consummation of the Mergers, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of Berkshire or Brookline at that time. The Raymond James opinion was limited to the fairness, from a financial point of view, to Berkshire, of the exchange ratio as of the date of the Raymond James opinion.
Raymond James expressed no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Berkshire board of directors to approve or consummate the Mergers. Furthermore, no opinion, counsel or interpretation was intended by Raymond James on matters that require legal, accounting or tax advice. Raymond James assumed that such opinions, counsel or interpretations had been or would be obtained from appropriate professional sources. Furthermore, Raymond James relied, with the consent of Berkshire, on the fact that Berkshire was assisted by legal, accounting and tax advisors, and, with the consent of Berkshire, relied upon and assumed the accuracy and completeness of the assessments by Berkshire and its advisors, as to all legal, accounting and tax matters with respect to Berkshire, Brookline and the Mergers, including, without limitation, that the Mergers would qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
In formulating its opinion, Raymond James considered only the exchange ratio, and Raymond James did not consider, and did not express an opinion on, the fairness of the amount or nature of any compensation to be paid or payable to any person or entity (including any of Berkshire’s or Brookline’s officers, directors or employees) or class of any persons and/or entities, whether relative to the consideration to be paid by Berkshire or otherwise. Raymond James was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (1) the fairness of the Mergers to the holders of any class of securities, creditors or other constituencies of Berkshire or Brookline, or to any other party, except and only to the extent expressly set forth in the last sentence of its opinion or (2) the fairness of the Mergers to any one class or group of Berkshire, Brookline or any other party’s security holders or other constituents vis-à-vis any other class or group of Berkshire, Brookline or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the Mergers amongst or within such classes or groups of security holders or other constituents). Raymond James expressed no opinion as to the impact of the Mergers on the solvency or viability of Berkshire or Brookline or the ability of Berkshire or Brookline to pay their respective obligations when they come due. Raymond James did not undertake an independent analysis of Berkshire’s anticipated funding sources for the Mergers, whether cash, debt, or a combination thereof. With Berkshire’s consent, Raymond James’s opinion made no assumption concerning, and therefor did not consider, the potential effects of any funding sources on the Mergers, other than the Offering.
Material Financial Analyses.   The following summarizes the material financial analyses reviewed by Raymond James with the Berkshire board of directors at its meeting on December 15, 2024, which material was considered by Raymond James in rendering its opinion. No company used in the analyses described below is identical or directly comparable to Berkshire or Brookline. The summary below is not a complete description of all the analyses underlying the Raymond James opinion or the presentation made by Raymond James to the Berkshire board of directors, but is a summary of the material financial analyses performed and presented by Raymond James. The summary includes information presented in tabular format. In order to fully understand the material financial analyses reviewed by Raymond James, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of such material financial analyses.
Contribution Analysis.   Raymond James analyzed the relative contribution of Berkshire and Brookline to certain financial and operating metrics for the pro forma combined company resulting from the Mergers based on the balance sheet for the period ended September 30, 2024. The financial and operating metrics included: (i) assets; (ii) gross loans; (iii) deposits; (iv) core deposits (defined as total deposits less time deposits); (v) tangible common equity; (vi) core net income for the last twelve months (“LTM”), ended September 30, 2024 as calculated by S&P Global Market Intelligence; (vii) consensus estimated 2025 net income; and (viii) consensus estimated 2026 net income. Forward net income estimates were based on median consensus estimates as shown by S&P Global Market Intelligence. The estimates published by Wall Street research analysts were not prepared in connection with the Mergers or at the request of Raymond James and may or may not prove to be accurate. The relative contribution analysis did not give effect to any potential synergies and cost savings as a result of the Mergers. The results of this analysis are summarized in the table below:
	Relative Contribution		Implied Exchange Ratio
	BHLB	BRKL
Total Assets	49.8%	50.2%	0.483x
Gross Loans	48.7%	51.3%	0.506x
Total Deposits	52.3%	47.7%	0.438x
Total Core Deposits	53.6%	46.4%	0.415x
Tangible Common Equity	52.1%	47.9%	0.442x
LTM Core Net Income	54.1%	45.9%	0.408x
2025 Estimated Net Income	51.2%	48.8%	0.458x
2026 Estimated Net Income	50.1%	49.9%	0.478x
Exchange Ratio in the Merger			0.420x
Selected Companies Analysis.   Raymond James reviewed certain data for selected companies with publicly traded equity securities that it deemed relevant in its professional judgment for its analysis. The selected groups represented companies Raymond James believed to be relevant to each of Berkshire and Brookline. Raymond James selected certain bank and thrift companies that: (i) were headquartered in New England (Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont) and the Mid-Atlantic (Delaware, District of Columbia, Maryland, New Jersey, New York and Pennsylvania); (ii) had total assets between $8.0 billion and $20.0 billion; and (iii) were traded on either the Nasdaq or the New York Stock Exchange. The aforementioned financial characteristics were shown for the bank subsidiary if consolidated data was unavailable, and the financial characteristics were based on the most recent quarter period reported as of September 30, 2024, if available, otherwise for the quarter period reported as of June 30, 2024. The selected groups excluded (i) companies that were targets of announced mergers and acquisitions; (ii) mutual holding companies; and (iii) The Bancorp, Inc. due to its differentiated business model. No company used in the analysis described below is identical or directly comparable to either Berkshire or Brookline.
The selected companies (and respective valuation metrics) that Raymond James deemed relevant include the following:
Selected Companies for BHLB	Price / TBV	Price / LTM Core EPS	Price / 2025 EPS	Price / 2026 EPS
Independent Bank Corp.	152%	15.1x	13.2x	9.9x
Community Financial System, Inc.	396%	19.0x	16.9x	13.9x
NBT Bancorp Inc.	217%	17.1x	15.1x	12.2x
Dime Community Bancshares, Inc.	136%	22.9x	12.2x	8.7x
OceanFirst Financial Corp.	101%	11.3x	12.0x	9.5x
First Commonwealth Financial Corporation	182%	12.0x	13.0x	11.7x
Brookline Bancorp, Inc.	117%	14.0x	11.6x	9.7x
Eagle Bancorp, Inc.	72%	21.9x	11.9x	9.7x
ConnectOne Bancorp, Inc.	109%	14.4x	11.8x	8.5x
S&T Bancorp, Inc.	162%	12.1x	13.9x	13.1x
Flushing Financial Corporation	68%	16.9x	12.3x	8.6x
Amalgamated Financial Corp.	157%	10.9x	10.0x	8.1x
Univest Financial Corporation	132%	12.7x	13.6x	11.7x
Tompkins Financial Corporation	176%	16.4x	14.8x	12.4x
Raymond James calculated various financial multiples for each selected public company, including the closing price per share on December 13, 2024, compared to: (i) tangible book value (“TBV”), per share;

(ii) last twelve months core earnings per share (“LTM Core EPS”), as calculated by S&P Global Market Intelligence; (iii) estimated 2025 earnings per share (“2025 EPS”), based on consensus estimates as shown by S&P Global Market Intelligence; and (iv) estimated 2026 earnings per share (“2026 EPS”), based on consensus estimates as shown by S&P Global Market Intelligence. The estimates published by Wall Street research analysts were not prepared in connection with the Mergers or at the request of Raymond James and may not prove to be accurate. Raymond James reviewed the 25th percentile and the 75th percentile relative valuation multiples of the selected public companies for Berkshire and Brookline. The results of the selected companies’ analysis for each of Berkshire and Brookline are summarized below:
	BHLB Multiples		BRKL Multiples
	25th Pctl.	75th Pctl.	25th Pctl.	75th Pctl.
TBV per share	111%	172%	112%	172%
LTM Core EPS	12.2x	17.1x	12.2x	17.1x
2025 EPS	11.9x	13.8x	12.1x	13.8x
2026 EPS	8.9x	12.0x	8.9x	12.0x
Taking into account the results of the selected companies analysis, Raymond James applied the 25th percentile and 75th percentile of the price to tangible book value per share ratio and earnings per share multiples to corresponding financial data for Berkshire and Brookline. Raymond James reviewed the ranges of implied per share values and calculated a range of implied exchange ratios by dividing the higher implied per share value of Brookline by the lower implied per share value of Berkshire to calculate the high implied exchange ratio, and by dividing the lower implied per share value of Brookline by the higher implied per share value of Berkshire to calculate the low implied exchange ratio. The results of the selected companies’ analysis are summarized below:
	Implied Per Share Value				Implied Exchange Ratio
	BHLB		BRKL
	25th Pctl.	75th Pctl.	25th Pctl.	75th Pctl.	Low/High	High/Low
TBV per share	$27.16	$42.29	$12.12	$18.58	0.287x	0.684x
LTM Core EPS	$26.43	$36.84	$11.01	$15.35	0.299x	0.581x
2025 EPS	$28.50	$33.11	$13.08	$14.96	0.395x	0.525x
2026 EPS	$24.49	$33.10	$11.53	$15.58	0.348x	0.636x
Exchange Ratio in the Merger					0.420x
Discounted Cash Flow Analysis.   Raymond James performed a discounted cash flow analysis of Berkshire and Brookline based on the Projections. Consistent with the periods included in the Projections, Raymond James used estimated calendar year 2029 as the final year for the analysis and applied multiples, ranging from 11.0x to 15.0x for Berkshire and Brookline, to estimated calendar year 2029 earnings in order to derive a range of estimated terminal values for Berkshire and Brookline in 2029. For both Berkshire and Brookline, Raymond James used discount rates ranging from 10.6% to 12.6%. The discount rate ranges were chosen to reflect different assumptions regarding the required rates of return of holders or prospective buyers of Berkshire or Brookline common stock. Raymond James reviewed the ranges of implied per share values indicated by the discounted cash flow analysis for each of Berkshire and Brookline and calculated a range of implied exchange ratios by dividing the maximum implied per share value of Brookline common stock by the minimum implied per share value of Berkshire common stock to calculate the maximum implied exchange ratio, and by dividing the minimum implied per share value of Brookline common stock by the maximum implied per share value of Berkshire common stock to calculate the minimum implied exchange ratio. The results of the discounted cash flow analysis are summarized in the table below:
	Implied Per Share Value				Implied Exchange Ratio
	BHLB		BRKL
	Low	High	Low	High	Low/High	High/Low
Net Income Terminal Multiple	$25.19	$33.56	$11.40	$15.46	0.340x	0.614x
Exchange Ratio in the Merger					0.420x
Pro Forma Discounted Cash Flow Analysis.   Raymond James performed a discounted cash flow analysis to estimate an illustrative range for the implied equity value of the pro forma combined company, taking into account the Pro Forma Financial Adjustments. In this analysis, Raymond James used the Projections for Berkshire and Brookline and the Pro Forma Financial Adjustments. Consistent with the periods included in the Projections, Raymond James used estimated calendar year 2029 as the final year for the analysis and applied multiples ranging from 10.5x to 14.5x to the pro forma combined company’s estimated calendar year 2029 adjusted earnings to derive a range of estimated terminal values for the combined company. Raymond James used discount rates ranging from 10.4% to 12.4%. The discount rate range was chosen to reflect different assumptions regarding the required rate of return of holders or prospective buyers of the pro forma combined company’s common stock. This discounted cash flow analysis resulted in an illustrative range of implied values per share for the pro forma combined company of $28.70 to $39.57.
The discounted cash flow analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values and discount rates. The above analyses did not purport to be indicative of the actual values or expected values of Berkshire, Brookline or the pro forma combined company.
Pro Forma Impact Analysis.   Raymond James performed a pro forma financial impact analysis that combined projected balance sheet at close and 2025 and 2026 estimated EPS information of Berkshire and Brookline. In the analysis, Raymond James used (i) closing balance sheet estimates as of September 30, 2025 for each of Berkshire and Brookline from the Projections; (ii) financial forecasts from the Projections for each of Berkshire and Brookline for the year ending 2025 and the year ending 2026; (iii) the Pro Forma Financial Adjustments; and (iv) the Offering. Items (i)  – (iv) above were all reviewed and approved by Berkshire management for Raymond James’s use. Raymond James analyzed the estimated financial impact of the Mergers on certain projected financial results of Berkshire. This analysis indicated that the Mergers are expected to be approximately 17.2% dilutive to Berkshire’s estimated tangible book value per share at September 30, 2025, accretive to Berkshire’s estimated 2025 earnings per share by approximately 14.0% and accretive to Berkshire’s estimated 2026 earnings per share by approximately 40.2%. For all of the above analyses, the actual results achieved by Berkshire following the Mergers may vary from the projected results, and the variations may be material.
Additional Considerations.   The preparation of a fairness opinion is a complex process and is not susceptible to a partial analysis or summary description. Raymond James believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering the analyses taken as a whole, would create an incomplete view of the process underlying its opinion. In addition, Raymond James considered the results of all such analyses and did not assign relative weights to any of the analyses, but rather made qualitative judgments as to the significance and relevance of each analysis and factor, so the ranges of valuations resulting from any particular analysis described above should not be taken to be the view of Raymond James as to the actual value of Berkshire.
In performing its analyses, Raymond James made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond the control of Berkshire. The analyses performed by Raymond James are not necessarily indicative of actual values, trading values or actual future results that might be achieved, all of which may be significantly more or less favorable than suggested by such analyses. Such analyses were provided to the Berkshire board of directors (in its capacity as such) and were prepared solely as part of the analysis of Raymond

James of the fairness, from a financial point of view, of the exchange ratio in the proposed Mergers pursuant to the Merger Agreement to Berkshire. The analyses do not purport to be appraisals or to reflect the prices at which companies may actually be sold, and such estimates are inherently subject to uncertainty. The opinion of Raymond James was one of many factors taken into account by the Berkshire board of directors in making its determination to approve the Mergers. Neither Raymond James’s opinion nor the analyses described above should be viewed as determinative of the Berkshire board of directors’ or Berkshire management’s views with respect to Berkshire, Brookline or the Mergers.
For its services as financial advisor to Berkshire in connection with the Mergers, Berkshire has agreed to pay Raymond James a transaction fee of $7.0 million, $1.0 million of which was due and payable upon the rendering of Raymond James’s opinion (regardless of the conclusion reached in the opinion) and the remainder of which will be paid upon, and subject to, consummation of the Mergers. In addition to the transaction fee, Raymond James served as a placement agent on Berkshire’s $100 million private placement of common equity that closed on December 19, 2024, and was paid a placement agent fee of $3.4 million. Berkshire has also agreed to reimburse Raymond James for its expenses incurred in connection with its services, including the fees and expenses of its counsel, and will indemnify Raymond James against certain liabilities arising out of its engagement.
Raymond James is actively involved in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. In the ordinary course of business, Raymond James may trade in the securities of Berkshire and Brookline for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. In the two-year period preceding the date of its opinion letter, Raymond James engaged in certain fixed income trading activity with Berkshire Bank, a subsidiary of Berkshire, for which it received compensation. In the two-year period preceding the date of its opinion letter, Raymond James did not receive any fees from Brookline. Furthermore, Raymond James may provide investment banking, financial advisory and other financial services to Berkshire and/or Brookline or other participants in the Mergers in the future, for which Raymond James may receive compensation.
Unaudited Prospective Financial Information
Neither Berkshire nor Brookline as a matter of course makes public projections as to future performance, revenues, earnings or other financial results due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates. However, Berkshire and Brookline are each including in this document certain unaudited prospective financial information that was made available by Brookline or by Berkshire in connection with the Mergers as described below. The inclusion of this information should not be regarded as an indication that any of Brookline, Berkshire, Raymond James, or Hovde, their respective representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results, or that it should be construed as financial guidance, and it should not be relied on as such. This information was prepared solely for internal use and is subjective in many respects. While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made with respect to business, economic, market, competition, regulatory and financial conditions and matters specific to Berkshire’s and Brookline’s business, all of which are difficult to predict and many of which are beyond each party’s control. The unaudited prospective financial information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. No assurance can be given that the unaudited prospective financial information and the underlying estimates and assumptions will be realized. In addition, since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year. Actual results may differ materially from those set forth below, and important factors that may affect actual results and cause the unaudited prospective financial information to be inaccurate include, but are not limited to, risks and uncertainties relating to Berkshire’s and Brookline’s business, industry performance, general business and economic conditions, customer requirements, competition and adverse changes in applicable laws, regulations or rules. For other factors that could cause actual results to differ, please see the sections entitled “Risk Factors” and “Cautionary Statement About Forward-Looking Statements” beginning on pages 24 and 29, respectively, of this document.

The unaudited prospective financial information was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with generally accepted accounting principles, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. In addition, the unaudited prospective financial information requires significant estimates and assumptions that make it inherently less comparable to the similarly titled generally accepted accounting principles measures in each party’s historical generally accepted accounting principles financial statements. Neither Berkshire’s nor Brookline’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the unaudited prospective financial information contained in this document, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
Furthermore, the unaudited prospective financial information does not consider any circumstances, transactions or events occurring after the date it was prepared. No assurance can be given that, had the unaudited prospective financial information been prepared as of the date of this document, similar estimates and assumptions would be used. Neither Berkshire nor Brookline intends to, and each party disclaims any obligation to, make publicly available any update or other revision to the unaudited prospective financial information to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even if any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions. The unaudited prospective financial information does not consider the possible financial and other effects on either Brookline or Berkshire, as applicable, of the Mergers and does not attempt to predict or suggest future results of the surviving corporation after giving effect to the Mergers. The unaudited prospective financial information does not give effect to the Mergers, including the impact of negotiating or executing the Merger Agreement, the expenses that may be incurred in connection with completing the Mergers, the potential synergies that may be achieved by the surviving corporation as a result of the Mergers, the effect on either Brookline or Berkshire, as applicable, of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Merger Agreement had not been executed, but that were instead altered, accelerated, postponed or not taken in anticipation of the Mergers. Further, the unaudited prospective financial information does not consider the effect on either Brookline or Berkshire, as applicable, of any possible failure of the Mergers to occur. By inclusion of the unaudited prospective financial information in this document, none of Brookline, Berkshire, Raymond James, Hovde or their respective affiliates, associates, officers, directors, advisors, agents or other representatives makes any representation to any stockholder of Brookline, stockholder of Berkshire or any other person regarding Brookline’s ultimate performance compared to the information contained in the unaudited prospective financial information or that the projected results will be achieved. The inclusion of the unaudited prospective financial information in this document should not be deemed an admission or representation by Brookline or Berkshire that it is viewed as material information, particularly in light of the inherent risks and uncertainties associated with such forecasts. The summary of the unaudited prospective financial information included below is not being included to influence your decision whether to vote to approve the Mergers, but is being provided solely because it was made available by Brookline or by Berkshire, in connection with the Mergers as described below.
In light of the foregoing, and considering that the annual meeting and special meeting of Berkshire’s and Brookline’s stockholders will be held many months after the unaudited prospective financial information was prepared, as well as the uncertainties inherent in any forecasted information, stockholders are cautioned not to place unwarranted reliance on such information, and Berkshire and Brookline urge all stockholders to review Berkshire’s and Brookline’s financial statements and other information contained elsewhere in this document for a description of Berkshire’s and Brookline’s respective businesses and reported financial results as filed with the SEC.
Certain Stand-Alone Berkshire Prospective Financial Information used by Raymond James.   The following table presents the consensus Wall Street research estimates for Berkshire’s 2024, 2025 and 2026 net income available to common stockholders, earnings per share and total assets, that were used by Raymond James, as reviewed and approved for Raymond James’s use by the management of Berkshire, in the financial analyses performed in connection with Raymond James’s opinion as described in “Description of the Mergers — Opinion of Berkshire’s Financial Advisor” beginning on page 92.
	At or for the 12 Months Ended December 31,
(Dollars in millions, except per share data)	2024	2025	2026
Net income to common stockholders	$64.7	$101.2	$116.2
Earnings per share	$1.53	$2.39	$2.75
Total assets	$11,648	$12,232	$12,853
For purposes of extrapolating Berkshire’s financial results for 2027 through 2029, Berkshire’s management directed Raymond James to use, among other things, estimated long-term annual growth rates of 5.0% for Berkshire’s net income for 2027 through 2029, an estimated annual growth rate for loans of 5.0% for 2027 through 2029 and an estimated annual growth rate for deposits of 5.0% for 2027 through 2029.
Certain Stand-Alone Brookline Prospective Financial Information used by Raymond James.   The following table presents the consensus Wall Street research estimates for Brookline’s 2024, 2025 and 2026 net income available to common stockholders, earnings per share and total assets, that were used by Raymond James, as reviewed and approved for Raymond James’s use by the management of Berkshire, in the financial analyses performed in connection with Raymond James’s opinion as described in “Description of the Mergers — Opinion of Berkshire’s Financial Advisor” beginning on page 92.
	At or for the 12 Months Ended December 31,
(Dollars in millions, except per share data)	2024	2025	2026
Net income to common stockholders	$72.8	$96.7	$115.5
Earnings per share	$0.82	$1.08	$1.29
Total assets	$11,786	$12,256	$12,764
For purposes of extrapolating Brookline’s financial results for 2027 through 2029, Berkshire’s management directed Raymond James to use, among other things, estimated long-term annual growth rates of 5.0% for Brookline’s net income for 2027 through 2029, an estimated annual growth rate for loans of 5.0% for 2027 through 2029 and an estimated annual growth rate for deposits of 5.0% for 2027 through 2029.
Certain Stand-Alone Berkshire Prospective Financial Information used by Hovde.   The following table presents the consensus Wall Street research estimates for Berkshire’s 2024, 2025 and 2026 net income available to common stockholders, earnings per share and total assets, that were used by Hovde, as reviewed and approved for Hovde’s use by the management of Brookline, in the financial analyses performed in connection with Hovde’s opinion as described in “Description of the Mergers — Opinion of Brookline’s Financial Advisor” beginning on page 78.
	At or for the 12 Months Ended December 31,
(Dollars in millions, except per share data)	2024	2025	2026
Net income to common stockholders	$64.7	$101.2	$116.2
Earnings per share	$1.50	$2.34	$2.69
Total assets	$11,696	$12,058	$12,437
For purposes of extrapolating Berkshire’s financial results for 2027 through 2029, Brookline’s management directed Hovde to use, among other things, estimated long-term annual growth rates of 5.0% for Berkshire’s net income for 2027 through 2029, an estimated annual growth rate for loans of 3.0% for 2027 through 2029 and an estimated annual growth rate for deposits of 3.0% for 2027 through 2029.
Certain Stand-Alone Brookline Prospective Financial Information used by Hovde.   The following table presents the consensus Wall Street research estimates for Brookline’s 2024, 2025 and 2026 net income available to common stockholders, earnings per share and total assets, that were used by Hovde, as reviewed and approved for Hovde’s use by the management of Brookline, in the financial analyses performed in connection with Hovde’s opinion as described in “Description of the Mergers — Opinion of Brookline’s Financial Advisor” beginning on page 78.
	At or for the 12 Months Ended December 31,
(Dollars in millions, except per share data)	2024	2025	2026
Net income to common stockholders	$72.8	$96.6	$115.5
Earnings per share	$0.81	$1.07	$1.28
Total assets	$11,763	$12,108	$12,499
For purposes of extrapolating Brookline’s financial results for 2027 through 2029, Brookline’s management directed Hovde to use, among other things, estimated long-term annual growth rates of 5.0% for Brookline’s net income for 2027 through 2029, an estimated annual growth rate for loans of 3.0% for 2027 through 2029 and an estimated annual growth rate for deposits of 3.0% for 2027 through 2029.
Certain Estimated Synergies Attributable to the Merger.   The management of Brookline and Berkshire developed and provided to their respective boards of directors certain prospective financial information relating to the anticipated strategic, financial and operational benefits to, and synergies to be realized by, Berkshire following the completion of the merger in 2025. Such prospective financial information also was (i) provided to Raymond James and approved by Berkshire for Raymond James’s use and reliance and (ii) provided to Hovde and approved by Brookline for Hovde’s use and reliance, in each case in connection with such financial advisors’ respective financial analyses and opinions as described in this joint proxy statement/prospectus under the sections entitled “Description of the Mergers — Opinion of Berkshire’s Financial Advisor” and “Description of the Mergers — Opinion of Brookline’s Financial Advisor” beginning on pages 92 and 78, respectively.
Such prospective financial information included, among other things, (i) estimated cost savings of approximately 12.6% of the combined company’s non-interest expense base, some portion of which were phased-in during the fourth quarter of 2025 and 100% in 2026 and thereafter; (ii) pre-tax merger related charges of approximately $93.0 million (of which $10.0 million was paid in 2024); and (iii) certain estimated purchase accounting adjustments. Such prospective financial information assumed a hypothetical September 30, 2025 closing date for the merger.
See above in this section for further information regarding the uncertainties underlying the prospective financial information, including the synergy estimates, as well as the sections entitled “Cautionary Statement About Forward-Looking Statements” and “Risk Factors” beginning on pages 24 and 29, respectively, for further information regarding the uncertainties and factors associated with realizing synergies in connection with the merger.
Treatment of Berkshire Stock Options and Restricted Stock Awards
At the effective time of the Mergers, all outstanding time or performance-based restricted stock awards under the Berkshire Stock Plans will accelerate in full and fully vest. Any applicable performance-based vesting conditions will be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recently completed fiscal quarter prior to the closing of the Mergers. All outstanding and unexercised stock options under the Berkshire Stock Plans, shall, automatically and without any required action on the part of the holder thereof, accelerate in full and fully vest, and shall remain outstanding with the same exercise price to which they were subject prior to the effective time of the Mergers, and except as noted above, shall not otherwise be affected by the Mergers.
Treatment of Brookline Restricted Stock Awards
At the effective time of the Mergers, all outstanding time or performance-based restricted stock awards under the Brookline Stock Plan will accelerate in full and fully vest, and be considered outstanding shares for all purposes, including the right to receive the Merger Consideration. Any applicable performance-based vesting conditions will be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recently completed fiscal quarter prior to the closing of the Mergers.

Procedures for the Surrender of Stock Certificates
The conversion of Brookline common stock into the right to receive the Merger Consideration will occur automatically at the effective time of the Mergers. As soon as practicable after the completion of the Mergers, but in no event later than five business days thereafter, the exchange agent will mail to Brookline stockholders a letter of transmittal, together with instructions for the exchange of their Brookline common stock certificates for the Merger Consideration. When such Brookline stockholders deliver their Brookline stock certificates to the exchange agent with a properly completed and duly executed letter of transmittal and any other required documents, their Brookline stock certificates will be canceled and in exchange Brookline stockholders will receive, as allocated to them:
•
the number of whole shares of Berkshire common stock that they are entitled to receive under the Merger Agreement; and

•
if applicable, a check representing the amount of cash that they are entitled to receive in lieu of any fractional shares.

No interest will be paid or accrued on any cash to be paid in lieu of fractional shares of Berkshire common stock.
Brookline stockholders are not entitled to receive any dividends or other distributions on Berkshire common stock with a record date after the closing date of the merger until they have surrendered their Brookline stock certificates in exchange for a Berkshire stock certificate. After the surrender of their Brookline stock certificates, Brookline stockholders of record will be entitled to receive any dividend or other distribution, without interest, which had become payable with respect to their Berkshire common stock.
After the completion of the Mergers, there will be no further transfers of Brookline common stock. Brookline stock certificates presented for transfer after the completion of the Mergers will be canceled and exchanged for the Merger Consideration.
Accounting Treatment of the Mergers
The merger of Merger Sub with and into Brookline, immediately followed by the merger of Brookline with and into Berkshire, will be accounted for as a reverse acquisition using the acquisition method of accounting, in accordance with the provisions of FASB ASC Topic 805-10, Business Combinations, which provides guidance related to reverse acquisitions including determination of accounting and legal acquirer. Factors considered within this guidance included, but were not limited to, the following:
•
the relative voting interests of Brookline stockholders and Berkshire stockholders in the surviving corporation after the Mergers are completed;

•
the composition of the board of directors of the surviving corporation after the Mergers are completed;

•
the composition of executive and senior management of the surviving corporation after the Mergers are completed;

•
the terms of the exchange of equity securities in the Mergers; and

•
the relative size of Brookline and Berkshire at the time of the Mergers.

Given that the Mergers are a merger of equals, many of the factors are non-determinative because they are evenly split between Brookline and Berkshire. The composition of executive and senior management of the surviving corporation weighs in favor of Brookline as the surviving corporation’s Chief Executive Officer, Chief Financial Officer, Chief Banking Officer and Chief Credit Officer are current Brookline executive officers. Based on these factors and consideration of all the relevant facts and circumstances of the Mergers, for accounting purposes, Brookline is considered to be acquiring Berkshire in this transaction. As a result, the assets and liabilities of Berkshire as of the effective date of the Mergers will be recorded at their respective estimated fair values and added to those of Brookline. Any excess of the purchase price consideration over the net estimated fair values of Berkshire’s assets and liabilities, including core deposit intangible assets, will be allocated to goodwill. The goodwill resulting from the Mergers will not be amortized, but instead will be reviewed for impairment on at least an annual basis. To the extent goodwill is impaired, its carrying value would be written down to its fair value with a corresponding charge to earnings. Core deposit intangible assets with definite useful lives will be amortized to expense over their estimated useful lives on an accelerated basis.
In periods following the completion of the Mergers, the comparative historical financial statements of Berkshire will be those of Brookline prior to the Mergers. These financial statements will reflect the results attributable to the acquired operations of Berkshire, as the acquired company for accounting purposes, beginning on the date the Mergers are completed. The unaudited pro forma combined condensed consolidated financial information contained in this document has been prepared using the acquisition method of accounting. See “Unaudited Pro Forma Combined Condensed Consolidated Financial Information.”
Material United States Federal Income Tax Consequences of the Mergers
General.   The following discussion sets forth certain material United States federal income tax consequences of the Mergers to United States Holders (as defined below) of Brookline common stock that exchange their shares of Brookline common stock for the Merger Consideration. This discussion also does not address any tax consequences arising under the laws of any state, locality, foreign jurisdiction or United States federal tax laws other than federal income tax law. This discussion is based upon the Internal Revenue Code, the regulations of the United States Department of the Treasury promulgated thereunder (the “Treasury Regulations”), judicial decisions, administrative rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”) in effect on the date of this document, all of which may change, possibly retroactively, and affect materially and adversely the tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. This summary does not address any tax consequences of the Mergers under state, local or foreign laws, or any federal laws other than those pertaining to income tax.
For purposes of this discussion, the term “United States Holder” means a beneficial owner of Brookline common stock that is:
•
an individual citizen or resident of the United States for United States federal income tax purposes;

•
a corporation (or any other entity taxable as a corporation for United States federal income tax purposes) created or organized under the laws of the United States or any of its political subdivisions;

•
a trust that (1) is subject to the supervision of a court within the United States and the control of one or more United States persons or (2) has a valid election in effect under applicable Treasury Regulations to be treated as United States person; or

•
an estate that is subject to United States federal income tax on its income regardless of its source.

This discussion assumes that the United States Holders hold their shares of Brookline common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code, which generally means as property held for investment. Further, this discussion does not address all aspects of United States federal income taxation that may be relevant to United States Holders in light of their investments or particular tax circumstances or that may be applicable to them if they are subject to special treatment under the United States federal income tax laws, including if you are:
•
a bank or other financial institution;

•
a tax-exempt organization;

•
an investor in an S corporation or other pass-through entity;

•
an insurance company;

•
a mutual fund;

•
a dealer in securities or foreign currencies;

•
a trader in securities who elects the mark-to-market method of accounting for your securities;

•
a regulated investment company;

•
a real estate investment trust;

•
a person who may be subject to the alternative minimum tax provisions of the Internal Revenue Code;

•
a United States Holder who received Brookline common stock through the exercise of employee stock options or otherwise as compensation for services or through a tax-qualified retirement plan;

•
a person who has a functional currency for tax purposes (as defined in Section 985 of the Internal Revenue Code) other than the United States dollar;

•
a non- United States Holder;

•
a government or agency or instrumentality thereof; or

•
a United States Holder who holds Brookline common stock as part of a hedge, straddle or a constructive sale or conversion transaction.

If a partnership (including an entity or other arrangement that is treated as a partnership for United States federal income tax purposes) holds Brookline common stock, the tax treatment of a partner in the partnership will generally depend on the status of such partner and the activities of the partnership. Partnerships and partners in partnerships should consult their own tax advisors about the tax consequences of the Mergers applicable to them.
This discussion is not intended to be tax advice to any particular United States Holder. Tax matters regarding the Mergers are complicated, and the tax consequences of the Mergers to you will depend on your particular situation. United States Holders are urged to consult their tax advisors as to the United States federal income (including the alternative minimum tax) tax consequences of the Mergers, as well as the effects of United States federal estate, state, local, and other federal non-income and non-United States tax laws and of the changes in such laws.
It is a condition to the closing of the Mergers that Berkshire receive the opinion of its legal counsel, Luse Gorman, PC, and Brookline receive the opinion of its legal counsel, Goodwin Procter LLP, each dated as of the effective time of the Mergers, substantially to the effect that, on the basis of facts, representations and assumptions set forth or referred to in that opinion (including factual representations contained in certificates of officers of Berkshire and Brookline), the Mergers will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. The opinions will assume that the Mergers will be completed according to the terms of the Merger Agreement and that the parties will report the transaction in a manner consistent with the opinion. The opinion will rely on the facts as stated in the Merger Agreement, the Registration Statement on Form S-4 (of which this Joint Proxy Statement/Prospectus is a part) and certain other documents. In rendering the tax opinions, counsel will rely on representations of Berkshire and Brookline, to be updated as of the effective time of the Mergers (and will assume that any such representation that is qualified by belief, knowledge or materiality is true, correct and complete without such qualification). The tax opinions represent counsels’ best legal judgement but are not binding on the IRS or any court. Berkshire and Brookline have not sought and will not seek any ruling from the IRS regarding any matters relating to the Mergers and, as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below. In addition, if any of the representations or assumptions upon which the opinions are based are inconsistent with the actual facts, the United States federal income tax consequences of the Mergers could be adversely affected.
Based on representations contained in representation letters of officers of Berkshire and Brookline, all of which must continue to be true and accurate in all material respects as of the effective time of the Mergers, and subject to the other matters set forth above, it is the opinion of Luse Gorman, PC and Goodwin Procter LLP, that the Mergers will qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code, in which event each of Berkshire and Brookline will be a party to such reorganization. Based on the foregoing, and subject to the limitations and qualifications described herein, the material United States federal income tax consequences of the Mergers will generally be as follows:
•
no gain or loss will be recognized by Berkshire or Brookline;

•
no gain or loss generally will be recognized by a United States Holder upon the receipt of shares of Berkshire common stock in exchange for his or her Brookline stock pursuant to the Mergers (except in respect of cash received in lieu of fractional shares, as discussed below);

•
the aggregate adjusted tax basis of the shares of Berkshire common stock received by the United States Holder in the Mergers will be the same as the aggregate adjusted tax basis of shares of Brookline stock surrendered in exchange therefor, reduced by the tax basis allocable to any fractional share of Berkshire common stock for which cash is received;

•
the holding period of Berkshire common stock received by a United States Holder will include the holding period of the Brookline stock exchanged therefor; and

•
although no fractional shares of Berkshire common stock will be issued in the Mergers, a United States Holder who receives cash in lieu of such a fractional share of Berkshire common stock will generally be treated as having received the fractional share pursuant to the Mergers and then having sold that fractional share of Berkshire common stock for cash. As a result, a United States Holder will generally recognize gain or loss equal to the difference between the amount of cash received and the portion of the holder’s aggregate adjusted tax basis of the shares of Brookline stock surrendered that is allocable to its fractional share. Any capital gain or loss will be long-term capital gain or loss if the holding period for the fractional share (including the holding period of the shares of Brookline stock surrendered therefor) is more than one year. Long-term capital gains of individuals generally are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

For purposes of the above discussion of the bases and holding periods for shares of Brookline stock and Berkshire common stock, United States Holders who acquired different blocks of Brookline stock at different times or at different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged or received in the Mergers. Each United States Holder should consult his or her own tax advisor with regard to identifying the basis or holding periods of the particular shares of Berkshire common stock received in the Mergers.
Backup Withholding.   Payments of cash (including cash in lieu of a fractional share, if any) to a United States Holder may, under certain circumstances, be subject to information reporting and backup withholding (currently at a rate of 24%) unless such holder provides proof of an applicable exemption or, in the case of backup withholding, furnishes such holder’s taxpayer identification number and otherwise complies with the backup withholding rules. Any amounts withheld from payments to a United States Holder under the backup withholding rules are not an additional tax and generally will be allowed as a refund or credit against such holder’s federal income tax liability provided that the holder timely furnishes the required information to the IRS.
Reporting Requirements.   United States Holders who receive Berkshire common stock pursuant to the Mergers will be required to retain records pertaining to the Mergers. Any United States Holder who is required to file a United States federal income tax return and that, immediately before the Mergers, holds at least 5% (by vote or value) of the outstanding Brookline stock, or securities of Brookline with a basis for federal income tax purposes of at least $1 million, will be required to file with the holder’s United States federal income tax return for the year in which the Mergers take place a statement in accordance with Treasury Regulations Section 1.368-3 setting forth such holder’s basis in the Brookline common stock surrendered and the fair market value of the Berkshire common stock and cash received in the Mergers. United States Holders are urged to consult with their tax advisors with respect to these and other reporting requirements applicable to the Mergers.
The preceding discussion is a summary of certain material United States federal income tax consequences of the Mergers to a United States Holder and does not address all potential tax consequences that apply or that may vary with, or are contingent on, individual circumstances, and should not be construed as tax advice. Moreover, the discussion does not address any United States federal (including estate tax and alternative minimum tax) non-income tax or any foreign, state or local tax consequences of the Merger. Tax matters are very complicated and, accordingly, we strongly urge you to consult with a tax advisor to determine the particular federal, state, local and foreign income and other tax consequences to you of the Mergers.

Regulatory Approvals
To consummate the transactions contemplated by the Merger Agreement, the parties need to obtain approvals, consents or waivers from, or make filings with, a number of U.S. federal and state bank regulatory agencies. Subject to the terms of the Merger Agreement, the parties have agreed to cooperate with each other and use their reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (and in the case of the applications, notices, petitions and filings in respect of the requisite regulatory approvals, use their reasonable best efforts to make such filings within forty (40) days of the date of the Merger Agreement), to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and governmental entities which are necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Merger, the Holdco Merger, and the Bank Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such governmental entities. The term “requisite regulatory approvals” means all regulatory authorizations, consents, orders or approvals (and the expiration or termination of all statutory waiting periods in respect thereof) from the Federal Reserve, the MDOB, the NYSDFS and the RIDOB and as otherwise set forth in the Merger Agreement that are necessary to consummate the transactions contemplated by the Merger Agreement, including the Merger, the Holdco Merger and the Bank Merger, or those the failure of which to be obtained would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Berkshire, as the surviving entity in the Holdco Merger.
Under the terms of the Merger Agreement, Berkshire and Brookline, and their respective subsidiaries, will not be required or, without the written consent of the other party, permitted to take any action, or commit to take any action, or agree to any condition or restriction in connection with obtaining the foregoing permits, consents, approvals and authorizations of governmental entities or regulatory agencies that would reasonably be expected to have a material adverse effect on Berkshire and its subsidiaries, taken as a whole, after giving effect to the Merger, the Holdco Merger and the Bank Merger (a “materially burdensome regulatory condition”).
The Mergers and the Bank Merger cannot proceed in the absence of the requisite regulatory approvals. See “— Conditions to Completing the Mergers” and “— Terminating the Merger Agreement.” There can be no assurance that the requisite regulatory approvals will be obtained, and if obtained, there can be no assurance as to the date of any approval. There also can be no assurance that any regulatory approvals will not contain a condition or requirement that causes the approvals to fail to satisfy one or more conditions set forth in the Merger Agreement and described under “— Conditions to Completing the Mergers”.
The approval of any application merely implies the satisfaction of regulatory criteria for approval, which does not include, for example, review of the Mergers from the standpoint of the adequacy of the Merger Consideration. Furthermore, regulatory approvals do not constitute an endorsement or recommendation with respect to the transaction.
Federal Reserve.   The Mergers and the Bank Merger are subject to the approval of the Federal Reserve (i) pursuant to section 3 of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), with respect to the Merger and the Holdco Merger, unless the Federal Reserve grants a waiver of the formal application and approval requirements, and (ii) pursuant to section 18(c)(2)(B) of the Federal Deposit Insurance Act (the “Bank Merger Act”) with respect to the Bank Merger. The Federal Reserve takes into consideration a number of factors when acting on applications under section 3 of the BHC Act and the Bank Merger Act, respectively. These factors include the effect of the applicable transaction on competitiveness in affected banking markets, the financial and managerial resources (including consideration of the capital adequacy, liquidity and earnings performance, as well as the competence, experience and integrity of the officers, directors and principal stockholders, and the records of compliance with applicable laws and regulations) and future prospects of the combined organization. The Federal Reserve also considers the effectiveness of the applicant in combatting money laundering, the convenience and needs of the communities to be served, as well as the extent to which the proposal would result in greater or more concentrated risks to the stability of the U.S. banking or financial system. The Federal Reserve may not approve a proposal that would have significant adverse effects on competition or on the concentration of resources in any banking market.

In considering an application under section 3 of the BHC Act and the Bank Merger Act, the Federal Reserve also reviews the records of performance of the relevant insured depository institutions under the Community Reinvestment Act (the “CRA”), pursuant to which the Federal Reserve must also take into account the record of performance of each of Berkshire and Brookline in meeting the credit needs of the entire community, including low- and moderate-income neighborhoods, served by their depository institution subsidiaries. As part of the review process in merger transactions, the Federal Reserve may receive protests from community groups and others. In their most recent CRA performance evaluations, Berkshire Bank received an overall “satisfactory” regulatory rating, and each of Brookline Bank, Bank Rhode Island, and PCSB Bank received an overall “satisfactory” regulatory rating.
Furthermore, the BHC Act and the Bank Merger Act require published notice of, and the opportunity for public comment on, the respective applications. The Federal Reserve takes into account the views of third-party commenters, particularly on the subject of the merging parties’ CRA performance and record of service to their communities. The Federal Reserve is also authorized to hold one (1) or more public hearings or meetings if it determines that such hearings or meetings would be appropriate. The receipt of written comments or any public meeting or hearing could prolong the period during which the applicable application is under review.
Brookline Bank has filed the required application with the Federal Reserve relating to the Bank Merger. Berkshire intends to submit an application waiver request to the Federal Reserve relating to the Merger and the Holdco Merger.
Department of Justice.   The Antitrust Division of the U.S. Department of Justice (the “DOJ”) conducts a concurrent competitive review of the Mergers to analyze the Mergers’ competitive effects and determine whether the transaction would result in a violation of the antitrust laws. Mergers approved under section 3 of the BHC Act or the Bank Merger Act generally may not be completed until 30 days after the approval of the applicable federal agency is received, during which time the DOJ may challenge the Mergers on antitrust grounds. With the approval of the applicable federal agency and the concurrence of the DOJ, the waiting period may be reduced to no less than 15 days. The commencement of an antitrust action would stay the effectiveness of such an approval unless a court specifically ordered otherwise. In reviewing the Mergers, the DOJ could analyze their effect on competition differently than the Federal Reserve, and, thus, it is possible that the DOJ could reach a different conclusion than the Federal Reserve regarding the Mergers’ effect on competition. A determination by the DOJ not to object to the Mergers may not prevent the filing of antitrust actions by private persons or state attorneys general. There can be no assurance if and when DOJ clearance will be obtained, or as to the conditions or limitations that such DOJ approval may contain or impose.
State Regulatory Approvals.   The Merger and the Holdco Merger are subject to approval of the NYSDFS, pursuant to Section 143-b of the New York Banking Law. The Bank Merger is subject to the approval of the MDOB, pursuant to Chapter 167I of the Massachusetts General Laws, and the RIDOB, pursuant to Title 19, Chapter 7 of the Rhode Island General Laws. The NYSDFS, the MDOB and the RIDOB follow criteria similar to those used by the Federal Reserve. Berkshire has filed the required application with the NYSDFS, and Brookline Bank has filed the required applications with the MDOB and the RIDOB relating to the Bank Merger.
Additional Regulatory Approvals and Notices.   Additional notifications and/or applications requesting approval may be submitted to various other regulatory authorities and self-regulatory organizations in connection with the transaction.
Interests of Berkshire’s Directors and Executive Officers in the Mergers
Berkshire and Brookline stockholders should be aware that directors and executive officers of Berkshire have financial interests in the Mergers that are different from, or in addition to, those of Berkshire stockholders generally. As described in more detail below, these interests include certain payments and benefits that may be provided to directors and executive officers of Berkshire upon completion of the Mergers or upon termination of their employment under certain circumstances following the Mergers. These interests, to the extent material, are described below.

For the purposes of this disclosure, the current executive officers of Berkshire are:
Name	Position
Nitin J. Mhatre	President and Chief Executive Officer
Sean A. Gray	Senior Executive Vice President, Chief Operating Officer
James C. Brown	Senior Executive Vice President, Head of Commercial
Gregory D. Lindenmuth	Senior Executive Vice President, Chief Risk Officer
Jacqueline Courtwright	Senior Executive Vice President, Chief Human Resources and Culture Officer
Wm. Gordon Prescott	Senior Executive Vice President, General Counsel and Corporate Secretary
Brett Brbovic	Executive Vice President, Chief Financial Officer
Berkshire’s current non-employee directors include David M. Brunelle, Mary Anne Callahan, Nina A. Charnley, Mihir A. Desai, William H. Hughes III, Jeffrey W. Kip, Sylvia Maxfield, Laurie Norton Moffatt, Karyn Polito, and Eric S. Rosengren.
Treatment of Berkshire Stock Options.   The Merger Agreement provides that, at the effective time of the Merger, except as otherwise agreed between Berkshire and Brookline, all outstanding and unexercised stock options in respect of a share of Berkshire common stock under the Berkshire Stock Plans, shall, automatically and without any required action on the part of the holder thereof, accelerate in full and fully vest, and shall remain outstanding with the same exercise price to which they were subject prior to the effective time of the Mergers, and except as noted above, shall not otherwise be affected by the Mergers. The directors and executive officers of Berkshire do not hold any Berkshire stock options. As such, the Mergers will not result in Berkshire’s directors or executive officers receiving any enhanced vesting with respect to Berkshire stock options.
Treatment of Berkshire Restricted Stock Awards and Performance Shares.   The Merger Agreement provides that, at the effective time of the Merger, except as otherwise agreed between Berkshire and Brookline, all outstanding time or performance-based restricted stock awards in respect of a share of Berkshire common stock under the Berkshire Stock Plans will accelerate in full and fully vest. Any applicable performance-based vesting conditions will be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recently completed fiscal quarter prior to the closing of the Mergers. The directors do not hold any equity awards that will vest as a result of the Mergers.
The following tables set forth the number of unvested restricted stock awards and performance shares held by the executive officers and non-employee directors of Berkshire, as of March 4, 2025, that will become vested as a result of the Merger. The estimated value of such awards is based on (i) the share price of Berkshire of $28.70, which is the average closing market price of Berkshire common stock on over the five business day period commencing on December 16, 2024, multiplied by (ii) the total number of shares subject to each award.
Name	Number of Unvested Time-Based Berkshire Stock Awards (#)	Estimated Value of Unvested Time-Based Berkshire Restricted Stock Awards ($)	Number of Unvested Performance-Based Berkshire Restricted Stock Awards (#)	Estimated Value of Unvested Performance-Based Berkshire Restricted Stock Awards ($)
Executive Officers
Brett Brbovic	11,188	321,096		—
James Brown	3,978	114,169	8,950	256,865
Jacqueline Courtwright	2,193	62,939	6,413	184,053
Sean A. Gray	7,481	214,705	21,772	624,856
Gregory D. Lindenmuth	2,406	69,052	6,992	200,670
Nitin J. Mhatre	13,185	378,410	38,327	1,099,985
Wm. Gordon Prescott	2,031	58,290	5,902	169,387

Name	Number of Unvested Time-Based Berkshire Stock Awards (#)	Estimated Value of Unvested Time-Based Berkshire Restricted Stock Awards ($)	Number of Unvested Performance-Based Berkshire Restricted Stock Awards (#)	Estimated Value of Unvested Performance-Based Berkshire Restricted Stock Awards ($)
Directors
David M. Brunelle	—	—	—	—
Mary Anne Callahan	—	—	—	—
Nina A. Charnley	—	—	—	—
Mihir A. Desai	—	—	—	—
William H. Hughes III	—	—	—	—
Jeffrey W. Kip	—	—	—	—
Sylvia Maxfield	—	—	—	—
Laurie Norton Moffatt	—	—	—	—
Karyn Polito	—	—	—	—
Eric S. Rosengren	—	—	—	—
2025 Cash Bonuses in Lieu of Equity Grants.   In connection with the Merger, Berkshire has granted cash bonus opportunities to executive and other officers instead of making equity grants to such individuals in 2025. Messrs. Brbovic, Brown, Gray, Lindenmuth, Mhatre, Prescott and Ms. Courtwright’s cash bonus opportunities are each equal to $162,500, $373,650, $496,400, $159,908, $876,750, $135,000 and $144,000, respectively. The executives that will continue employment after the closing of the Merger will be paid the full amount of the bonus opportunity on December 19, 2025, provided the executive is employed on such date. If an executive terminates employment at the closing of the Merger, he or she will be paid a pro-rated amount of their bonus opportunity based on the number of days worked in 2025.
Agreements and Benefit Plans with Berkshire’s Directors and Executive Officers
Current Employment Agreement with Mr. Mhatre.   Berkshire and Berkshire Bank previously entered into an employment agreement with Mr. Mhatre (the “CEO Employment Agreement”). In the event of a “change in control” (as defined in the CEO Employment Agreement) of Berkshire or Berkshire Bank followed within twenty-four months by the executive’s involuntary termination of employment for a reason other than for cause or upon his voluntary termination for good reason, Mr. Mhatre will become entitled to severance payments and benefits equal to (1) a cash lump sum equal to the sum of: (a) three times his base salary and (b) three times the greater of the (i) average cash incentive earned in the prior three calendar years, or (ii) the cash incentive that would be paid at target for the fiscal year in which such termination occurs; (2) full vesting of any equity awards held by Mr. Mhatre (with performance-based equity awards vesting pro-rata based on the portion of the completed performance period and at the actual level of performance measures that have been achieved if reasonably determinable, or at target if the actual level of performance is not reasonably determinable), (3) a lump sum cash payment equal to his annual incentive at target for the year of termination or for the prior fiscal year if the incentive opportunity has not been determined (or, if greater, at the target annual incentive in effect immediately before the change in control), with such amount pro-rated through the date of termination. In addition, Mr. Mhatre would become entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six (36) months following his termination of employment, or if the coverage is not permitted by applicable law or if providing the benefits would subject the Bank to penalties, he will receive a cash lump sum payment equal to the value of the benefits. The Mergers constitute a “change in control” as defined in the CEO Employment Agreement. In the event Mr. Mhatre experiences an involuntary termination of employment for a reason other than for cause or a voluntary termination for good reason within twenty-four months of the Mergers, and assuming the Mergers occur on October 1, 2025, Mr. Mhatre would be entitled to an estimated cash severance payment in the amount of $5,056,068.
New Employment Agreement with Mr. Gray.   Berkshire and Berkshire Bank previously entered into a change in control agreement with Mr. Gray (the “Gray CIC Agreement”), the terms of which have been previously disclosed and provide for severance benefits in the event of an involuntary termination of employment or termination by Mr. Gray for “good reason” after a change in control during the term of the Gray CIC Agreement. Concurrent with the signing of the Merger Agreement, Mr. Gray entered into an employment agreement (the “Gray Employment Agreement”) with Berkshire, Berkshire Bank and Brookline Bank that will terminate and replace the Gray CIC Agreement effective as of the closing date of the Mergers. As a result, Mr. Gray will not receive any payments or benefits under his Gray CIC Agreement and Mr. Gray will not be entitled to any 280G gross up provided under the Gray CIC Agreement. The Gray Employment Agreement, which will become effective as of the closing date of the Mergers, sets forth the terms of Mr. Gray’s continued employment with Berkshire and Brookline Bank following the closing date. The Gray Employment Agreement provides for a base salary of $584,000 per year, subject to periodic review by the Berkshire board or compensation committee, and cash incentive compensation and equity awards as determined by the Berkshire board of directors or compensation committee from time to time. As of the closing of the Mergers, Mr. Gray’s target annual incentive compensation will be equal to 60% of his annual base salary and the target value of his annual equity award will have a grant date fair value of 50% of his base salary. Mr. Gray will also be eligible to participate in the employee benefit plans generally available to employees of Berkshire after the merger, subject to the terms of such plans. In addition, the Gray Employment Agreement provides for a retention payment of $3,917,540, half of which is payable on the one-year anniversary of the closing date of the Mergers, and half of which is payable on the second anniversary of the closing of the Mergers. In the event that Mr. Gray’s employment terminates after the closing of the Mergers by Berkshire without “cause”, on account of his death or disability, or by Mr. Gray for “good reason” (as each term is defined in the Gray Employment Agreement), Mr. Gray will be entitled to full acceleration of any unpaid retention bonus payments.
In the event of a termination of employment after the closing of the Merger by Berkshire without “cause” or by Mr. Gray for “good reason” (as each term is defined in the Gray Employment Agreement), subject to Mr. Gray’s execution of a separation agreement and release of claims in favor of Berkshire, Berkshire Bank and Brookline Bank and such separation agreement becoming irrevocable, Mr. Gray is entitled to receive severance equal to (i) two times the sum of (A) Mr. Gray’s then-current base salary (or, in the case of a termination by the executive officer for good reason due to a reduction in base salary, the base salary in effect immediately prior to such reduction), (B) Mr. Gray’s target bonus for the then-current year, and (C) the value of Mr. Gray’s target equity award for the then-current year; provided, that such severance payments shall be reduced by the amount of accelerated retention payments; (ii) full acceleration of vesting of all stock options and other stock-based awards held by Mr. Gray; (iii) subject to Mr. Gray’s proper election to receive benefits under COBRA and copayment of premiums at the applicable active employee’s rate, a monthly payment equal to the monthly employer contribution that Berkshire would have made to provide health insurance to Mr. Gray had he remained employed until the earlier of 24 months from the date of termination or the date that Mr. Gray becomes eligible for group medical benefits under any other employer’s group medical plan; and (iv) continued life and disability coverage for 24 months following the date of termination.
In lieu of the payments the payments and benefits described in the paragraph above, in the event of a termination of employment on or within 12 months after a “change in control” (as defined in the Gray Employment Agreement) by either Berkshire without “cause” or by Mr. Gray for “good reason” (as each term is defined in the Gray Employment Agreement), subject to Mr. Gray’s execution of a separation agreement and release of claims in favor of Berkshire, Berkshire Bank and Brookline Bank and such separation agreement and release of claims becoming fully effective, Mr. Gray is entitled to receive severance equal to (i) two times the sum of (A) Mr. Gray’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher), (B) Mr. Gray’s target bonus for the then-current year (or, the target bonus in effect immediately prior to the change in control, if higher) and (C) the value of Mr. Gray’s target equity award for the then-current year; (ii) full acceleration of vesting of all stock options and other stock-based awards held by Mr. Gray; (iii) subject to Mr. Gray’s proper election to receive benefits under COBRA and copayment of premiums at the applicable active employee’s rate, a monthly payment equal to the monthly employer contribution that Berkshire would have made to provide health insurance to Mr. Gray had he remained employed until the earlier of 24 months from the date of termination or the date that Mr. Gray becomes eligible for group medical benefits under any other employer’s group medical plan; and (iv) continued life and disability coverage for 24 months following the date of termination.

The Gray Employment Agreement includes a “clawback” provision in which Mr. Gray agrees that Berkshire can recoup any compensation or benefits provided to him that is required by applicable law to be subject to recovery or recoupment and non-competition and non-solicitation restrictions.
Current Supplemental Executive Retirement Agreements with Messrs. Mhatre and Gray.   Mr. Mhatre is a party to a supplemental executive retirement agreement, dated April 1, 2021 with Berkshire Bank (the “Mhatre SERP”). Under the terms of the Mhatre SERP, in the event of Mr. Mhatre’s termination of employment for a reason other than for cause prior to normal retirement age (age 65) and in connection with or within two years following a “change in control” (as defined in the Mhatre SERP), Mr. Mhatre’s account balance shall become fully vested and the amount of the account balance shall be increased to equal the amount that Berkshire Bank would have otherwise credited Mr. Mhatre’s account through the calendar year in which Mr. Mhatre would have attained normal retirement age. The Merger Agreement provides that the Mhatre SERP will be terminated as of the closing date of the Mergers, and Mr. Mhatre will be paid $2.0 million, which is the full normal retirement age benefit under the Mhatre SERP, no later than the first payroll cycle following the closing date of the Mergers. The Mergers constitute a “change in control” under the Mhatre SERP.
Mr. Gray is a party to a supplemental executive retirement agreement, dated January 1, 2019 with Berkshire Bank (the “Gray SERP”). Under the terms of the Gray SERP, in the event Mr. Gray’s employment is terminated for a reason other than for cause in connection with or within two years following a change in control (as defined in the Gray SERP), an amount equal to $1.0 million will be paid to Mr. Gray in a single lump sum payment. The Merger Agreement provides that the Gary SERP will be terminated as of the closing date of the Mergers, and Mr. Gray will be paid $1.0 million, which is the full benefit under the Gray SERP, no later than the first payroll cycle following the closing date of the Mergers. The Mergers constitute a “change in control” under the Gray SERP.
Current Enhanced Change in Control Severance Plan covering Messrs. Brbovic, Brown, Lindenmuth, Prescott, Ms. Courtwright and other Officers of Berkshire.   Berkshire and Berkshire Bank previously adopted an enhanced change in control severance plan which covers Messrs. Brbovic, Brown, Lindenmuth, Prescott, Ms. Courtwright and other officers of Berkshire (the “Berkshire CIC Plan”). The Berkshire CIC Plan provides that upon an involuntary termination, other than for cause, or voluntary termination for good reason (as defined in the Berkshire CIC Plan) within two years following a change in control of Berkshire or Berkshire Bank, the executive will be entitled to (1) a cash severance payment equal to three times the sum of (a) the executive officer’s base salary and (b) the greater of (i) average cash incentive earned in the prior two years or (ii) the cash incentive that would be paid to the executive officer at target for the fiscal year in which the date of termination occurs (or for the prior fiscal year if the incentive opportunity has not yet been determined); (2) a lump sum cash payment equal to the executive officer’s annual cash incentive at target for the year of termination (or for the prior fiscal year if the incentive opportunity has not yet been determined) (or, if greater, at the target annual incentive in effect immediately before the change in control), with such amount pro-rated through the date of termination; and (3) life insurance and non-taxable medical and dental coverage substantially identical to the coverage maintained for the executive officer prior to termination of employment for 36 months following termination of employment, with the executive officer paying his share of the premiums. The Berkshire CIC Plan will remain in effect following the Mergers. The Mergers constitute a “change in control” as defined in the Berkshire CIC Plan. The estimated aggregate amount that would be payable to non-executive employees of Berkshire under the Berkshire CIC Plan is $15.7 million, and such amounts would be payable only if each employee experienced a qualifying termination of employment.
New Retention Agreements with Mr. Prescott and Ms. Courtwright.   In connection with the Merger Agreement, Berkshire and Berkshire Bank have entered into new retention agreements with each of Mr. Prescott and Ms. Courtwright. Pursuant to such new retention agreements, in lieu of the payments and benefits described in the paragraph above under the Berkshire CIC Plan, Mr. Prescott and Ms. Courtwright will be paid an amount equal to $1,365,000 and $1,446,000, respectively, less applicable tax withholdings, in a lump sum on the first regularly scheduled payroll cycle following the closing of the Merger, in each case in full satisfaction of any payment and benefit obligations under the Berkshire CIC Plan. In addition, the new retention agreements provide that Mr. Prescott will continue employment as Senior Executive Vice

President, General Counsel and Ms. Courtwright will continue employment as Senior Executive Vice President, Chief Human Resources & Culture Officer following the Merger at a base salary rate of $350,000 and $370,000, respectively.
Contingent Retention Awards.   In connection with the Merger, Berkshire desires to retain certain key employees to continue to serve following the closing of the Merger by granting either restricted stock or cash awards (the “Contingent Retention Awards”), in an aggregate amount not to exceed $9.5 million, which are expected to vest over the three-year period following the Merger. Berkshire’s executive officers will be eligible to receive a Contingent Retention Award, but the individual recipients and the individual allocations of the Contingent Retention Awards have not yet been determined.
Current Long-Term Care Insurance Plan.   Berkshire Bank previously adopted a long-term care insurance plan (the “LTC Plan”), to supplement the Bank’s disability programs. Mr. Gray is the only executive officer that participates in the LTC Plan. The LTC Plan provides that Mr. Gray will become vested upon the earliest of  (i) the executive attaining age 62 with ten years of service; (ii) the executive attaining age 55 with 20 years of service; (iii) a change in control; (iv) or disability. Once vested, an individual and his spouse are generally eligible for long-term care benefits during their lifetime, at no cost to the covered individual, and with the Bank paying the cost of such coverage. The Mergers constitute a “change in control” as defined in the LTC Plan, such that Mr. Gray will fully vest in benefits under the LTC Plan at the closing of the Mergers.
Membership on the Board of Directors of Berkshire and Brookline Bank.   The board of directors of the surviving corporation will be comprised of 16 directors, with eight directors designated by each of Berkshire (which will include David M. Brunelle) and Brookline (which will include Paul A. Perrault). As of the closing of the Mergers, (i) David M. Brunelle will serve as the Chairman of the board of directors of the surviving corporation and of the board of directors of the surviving bank for a term of two years (assuming Mr. Brunelle is elected for a second term), and (ii) Paul A. Perrault will serve as the President and Chief Executive Officer of the surviving corporation and a member of the board of directors of the surviving corporation and the board of directors of the surviving bank for a term of two years (assuming Mr. Perrault is elected for a second term). For additional information, see “Description of the Mergers — Corporate Governance and Operations of the Surviving Corporation and the Surviving Bank After the Mergers” beginning on page 123.
Cash Awards for Berkshire Board of Directors.   In connection with the Merger, Berkshire will issue cash in lieu of the 2025 annual equity awards to each of its current member of the board of directors. Each Berkshire board member is entitled to $70,000 that is to be paid following consummation of the Merger and prior to December 31, 2025.
Interests of Brookline’s Directors and Executive Officers in the Mergers
In considering the recommendation of the board of directors of Brookline to approve the Merger Agreement, Berkshire and Brookline stockholders should be aware that Brookline’s directors and executive officers have employment and other compensation agreements or plans that give them financial interests in the merger that are different from, or in addition to, the interests of Brookline stockholders generally, which are described below.
For the purposes of this disclosure, the current executive officers of Brookline are:
Name	Position
Paul A. Perrault	Chairman and Chief Executive Officer
Janytra M. Brooks	Chief Human Resources Officer
Carl M. Carlson	Co-President and Chief Financial & Strategy Officer
Darryl J. Fess	President and Chief Executive Officer, Brookline Bank
Michael P. Goldrick	President and Chief Executive Officer, PCSB Bank
Marissa S. Martin	General Counsel and Corporate Secretary
Michael W. McCurdy	Co-President and Chief Operating Officer

Name	Position
Mark J. Meiklejohn	Chief Credit Officer
William C. Tsonos	President and Chief Executive Officer, Bank Rhode Island
Brookline’s current non-employee directors include Joanne B. Chang, Margaret Boles Fitzgerald, Willard I. Hill, Jr., Thomas J. Hollister, Bogdan Nowak, John M. Pereira and Merrill W. Sherman.
In accordance with SEC rules, this disclosure also covers former executive officers of Brookline who served as executive officers at any time since the beginning of Brookline’s last fiscal year, including James Cosman, Brookline’s former Chief Operations Officer, who retired as an executive officer effective April 1, 2024 and remained with Brookline on a part-time basis until his retirement on January 17, 2025.
Certain other individuals who served as non-employee directors since the beginning of Brookline’s last fiscal year would also be considered non-employee directors for purposes of this disclosure, but as former directors of Brookline they are not entitled to the payments and benefits described below for current non-employee directors in connection with the Merger. None of the former non-employee directors are receiving any compensation in connection with the Merger. Accordingly, such former non-employee directors are not included in this disclosure.
Treatment of Brookline Restricted Stock Awards.   The Merger Agreement provides that at the effective time of the Merger, unless otherwise agreed to between Brookline and Berkshire, each unvested time or performance-based restricted stock award under the Brookline Stock Plan will fully vest and be converted into the right to receive the same merger consideration that all other shares of Brookline common stock are entitled to receive in the Merger, less applicable tax withholding, with any applicable performance-based vesting condition to be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.
The tables below summarize the number of Brookline restricted stock awards held by Brookline’s executive officers and non-employee directors as of March 4, 2025, and the estimated aggregate value of such Brookline restricted stock awards, calculated based on the average closing market price of Brookline common stock over the five business day period commencing on December 16, 2024, or $11.94.
Name	Number of Unvested Time-Based Brookline Restricted Stock Awards (#)	Estimated Value of Unvested Time-Based Brookline Restricted Stock Awards ($)	Number of Unvested Performance-Based Brookline Restricted Stock Awards (#)	Estimated Value of Unvested Performance-Based Brookline Restricted Stock Awards ($)
Executive Officers
Paul A. Perrault	62,882	751,063	88,484	1,056,853
Janytra M. Brooks	15,914	190,077	22,141	264,452
Carl M. Carlson	26,859	320,804	37,827	451,806
Darryl J. Fess	22,536	269,170	30,844	368,401
Michael P. Goldrick	14,684	175,386	17,446	208,375
Marissa S. Martin	15,139	180,820	21,224	253,499
Michael W. McCurdy	26,859	320,804	37,827	451,806
Mark J. Meiklejohn	20,596	245,999	28,190	336,701
William C. Tsonos	15,688	187,377	19,393	231,630
James Cosman(1)	—	—	17,950	214,395
Directors
Joanne B. Chang	6,098	72,835	—	—
Margaret Boles Fitzgerald	6,098	72,835	—	—
Willard I. Hill, Jr.	6,098	72,835	—	—
Thomas J. Hollister	6,098	72,835	—	—

Name	Number of Unvested Time-Based Brookline Restricted Stock Awards (#)	Estimated Value of Unvested Time-Based Brookline Restricted Stock Awards ($)	Number of Unvested Performance-Based Brookline Restricted Stock Awards (#)	Estimated Value of Unvested Performance-Based Brookline Restricted Stock Awards ($)
Bogdan Nowak	6,098	72,835	—	—
John M. Pereira	6,098	72,835	—	—
Merrill W. Sherman	6,098	72,835	—	—

(1)
Mr. Cosman, Brookline’s former Chief Operations Officer, retired as an executive officer effective as of April 1, 2024 and remained with Brookline on a part-time basis until his retirement on January 17, 2025. Upon his retirement, his performance-based restricted stock awards remained outstanding and will accelerate in connection with the Merger.

Severance Payments Upon a Qualifying Termination prior to or after the Effective Time.   Brookline is party to preexisting employment agreements with each of Mr. Perrault, Mr. Carlson, Mr. McCurdy and Mr. Goldrick, pursuant to which each such Brookline executive officer is eligible to receive severance benefits in the event of a qualifying termination of employment prior to or after the effective time of the Merger, as described below. The closing of the Merger will constitute a “change in control” under each such preexisting employment agreement, and Berkshire will assume and honor each such preexisting employment agreement as of the effective time of the Merger.
Additionally, Brookline is party to preexisting change in control agreements with each of Ms. Brooks, Mr. Fess, Ms. Martin, Mr. Meiklejohn and Mr. Tsonos which provided for severance benefits in the event of a qualifying termination of employment within 12 months after a change in control. Brookline is also party to a preexisting employment agreement with Mr. Meiklejohn, under which he is eligible to receive severance in the event that he is terminated prior to the effective time of the Merger by Brookline without “cause” (as defined in the employment agreement) equal to (i) one times his annual base salary and (ii) continued medical, dental and life insurance benefits for 12 months from the date of termination, and (iii) outplacement benefits for 6 months following the date of termination. In connection with the Merger, Berkshire and Brookline Bank have entered into new employment agreements with each of Mr. Meiklejohn and Mr. Tsonos, which supersede and replace the previous change in control agreements and Mr. Meiklejohn’s employment agreement effective as of the closing of the Merger, as described below.
Employment Agreement with Paul A. Perrault.   Pursuant to Mr. Perrault’s preexisting employment agreement with Brookline and Brookline Bank, upon the occurrence of an “event of termination” prior to or at least 12 months after a “change in control” (as each term is defined in the employment agreement), subject to Mr. Perrault’s execution of a release of claims in favor of Brookline and Brookline Bank, Mr. Perrault is entitled to receive an amount equal to the sum of (i) Mr. Perrault’s base salary, and (ii) Mr. Perrault’s target bonus for the year of termination. Upon the occurrence of an event of termination within 12 months after change in control, subject to Mr. Perrault’s execution of a release of claims in favor of Brookline and Brookline Bank, Mr. Perrault is entitled to receive an amount equal to three times the sum of items (i) and (ii) as set forth in the preceding sentence. In addition, upon the occurrence of any event of termination, subject to Mr. Perrault’s execution of a release of claims in favor of Brookline and Brookline Bank, Mr. Perrault is entitled to receive (i) continued life and disability coverage for 24 months from the date of termination, and (ii) continued medical and dental coverage until Mr. Perault (and, independently, his spouse) dies.
In connection with the Merger, Mr. Perrault’s employment agreement was amended, contingent on the closing of the Merger and effective as of the effective time of the Merger, to provide that it will no longer constitute grounds for an event of termination under his employment agreement if Mr. Perrault no longer serves as Chairman of the board of directors of Brookline Bank.
Employment Agreements with Carl M. Carlson and Michael W. McCurdy.   Pursuant to preexisting employment agreements with Brookline, Brookline Bank, and Bank Rhode Island, each of Mr. Carlson and Mr. McCurdy are entitled to receive severance upon a termination of employment by Brookline, Brookline Bank or Bank Rhode Island without “cause” or by such executive officer’s resignation for “good reason”

(as each term is defined in each employment agreement), subject to such executive officer’s execution of a separation agreement and release of claims in favor Brookline, Brookline Bank and Bank Rhode Island, equal to (i) two times the sum of (A) the executive officer’s then-current base salary (or, in the case of a termination by the executive officer for good reason due to a reduction in base salary, the base salary in effect immediately prior to such reduction), (B) the executive officer’s target bonus for the then-current year, and (C) the value of the executive officer’s target equity award for the then-current year; (ii) full acceleration of vesting of all stock options and other stock-based awards held by such executive officer; (iii) subject to the executive officer’s proper election to receive benefits under COBRA and copayment of premiums at the applicable active employee’s rate, a monthly payment equal to the monthly employer contribution that Brookline would have made to provide health insurance to the executive officer had he remained employed until the earlier of 24 months from the date of termination or the date that the executive officer becomes eligible for group medical benefits under any other employer’s group medical plan; and (iv) continued life and disability coverage for 24 months following the date of termination.
In lieu of the payments the payments and benefits described in the paragraph above, in the event that Mr. Carlson’s or Mr. McCurdy’s employment is terminated on or within 12 months after a “change in control” (as defined in each employment agreement) by either Brookline, Brookline Bank and Bank Rhode Island without cause or by such executive officer’s resignation for good reason, subject to such executive officer’s execution of a general release of claims in favor of Brookline, Brookline Bank and Bank Rhode Island, each of Mr. Carlson and Mr. McCurdy are entitled to receive severance equal to (i) two times the sum of (A) the executive officer’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher), (B) the executive officer’s target bonus for the then-current year (or, the target bonus in effect immediately prior to the change in control, if higher), and (C) the value of the executive officer’s target equity award for the then-current year; (ii) full acceleration of vesting of all stock options and other stock-based awards held by such executive officer; (iii) subject to the executive officer’s proper election to receive benefits under COBRA and copayment of premiums at the applicable active employee’s rate, a monthly payment equal to the monthly employer contribution that Brookline would have made to provide health insurance to the executive officer had he remained employed until the earlier of 24 months from the date of termination or the date that the executive officer becomes eligible for group medical benefits under any other employer’s group medical plan; (iv) continued life and disability coverage for 24 months following the date of termination; and (v) outplacement assistance for a period of 12 months.
Employment Agreement with Michael P. Goldrick.   Pursuant to Mr. Goldrick’s preexisting employment agreement with Brookline and PCSB Bank, Mr. Goldrick is entitled to receive severance upon a termination of employment by Brookline or PCSB Bank without “cause” or by Mr. Goldrick’s resignation for “good reason” (as each term is defined in the employment agreement), subject to his execution of a separation agreement and release of claims in favor Brookline and PCSB Bank, equal to (i) two times the sum of (A) Mr. Goldrick’s then-current base salary (or, in the case of a termination by Mr. Goldrick for good reason due to a reduction in base salary, the base salary in effect immediately prior to such reduction) and (B) Mr. Goldrick’s target bonus for the then-current year; (ii) full acceleration of vesting of all stock options and other stock-based awards held by Mr. Goldrick; (iii) subject to Mr. Goldrick’s proper election to receive benefits under COBRA and copayment of premiums at the applicable active employee’s rate, a monthly payment equal to the monthly employer contribution that Brookline would have made to provide health insurance to Mr. Goldrick had he remained employed until the earlier of 24 months from the date of termination or the date that Mr. Goldrick becomes eligible for group medical benefits under any other employer’s group medical plan; and (iv) continued life and disability coverage for 24 months following the date of termination.
In lieu of the payments the payments and benefits described in the paragraph above, in the event that Mr. Goldrick’s employment is terminated on or within 24 months after a “change in control” (as defined in the employment agreement) by either Brookline and PCSB Bank without cause or by Mr. Goldrick’s resignation for good reason, subject to his execution of a general release of claims in favor of Brookline and PCSB Bank, Mr. Goldrick is entitled to receive severance equal to (i) two times the sum of (A) Mr. Goldrick’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher) and (B) Mr. Goldrick’s target bonus for the then-current year (or, the target bonus in effect immediately prior to the change in control, if higher); (ii) full acceleration of vesting of all stock options and other stock-based awards held by Mr. Goldrick; (iii) subject to Mr. Goldrick’s proper election to receive benefits under

COBRA and copayment of premiums at the applicable active employee’s rate, a monthly payment equal to the monthly employer contribution that Brookline would have made to provide health insurance to Mr. Goldrick had he remained employed until the earlier of 24 months from the date of termination or the date that Mr. Goldrick becomes eligible for group medical benefits under any other employer’s group medical plan; and (iv) continued life and disability coverage for 24 months following the date of termination.
New Employment Agreements with Mark J. Meiklejohn and William C. Tsonos.   In connection with the Mergers, Berkshire and Brookline Bank have entered into new employment agreements with each of Mr. Meiklejohn and Mr. Tsonos, which will become effective as of the closing of the Merger and set forth the terms of their employment with Berkshire and Brookline Bank following the Merger. Each new employment agreement supersedes and replaces such executive officer’s previous change in control agreements, which provided for severance benefits in the event of a qualifying termination of employment within 12 months after a change in control, and, for Mr. Meiklejohn, his preexisting employment agreement.
Pursuant to such new employment agreements, each of Mr. Meiklejohn and Mr. Tsonos will receive a base salary, subject to periodic review by the Berkshire board of directors or compensation committee, and cash incentive compensation and equity awards as determined by the Berkshire board of directors or compensation committee from time to time. As of the closing of the Merger, the base salary of Mr. Meiklejohn and Mr. Tsonos will be equal to $480,500 and $393,666, respectively. As of the closing of the Merger, each of Mr. Meiklejohn’s and Mr. Tsonos’ target annual incentive compensation will continue to be equal to 60% of their base salary and the target value of each of Mr. Meiklejohn’s and Mr. Tsonos’ annual equity award will have a grant date fair value of 50% of their base salary. In addition, each of Mr. Meiklejohn and Mr. Tsonos will be eligible to participate in the employee benefit plans generally available to employees of Berkshire and Brookline Bank after the Merger, subject to the terms of such plans. Mr. Meiklejohn will also continue to receive a car allowance of $500 per month, parking near the bank’s office in Providence, Rhode Island, and payment of membership dues to the Aurora Civic Association in Providence, Rhode Island.
In the event of a termination of employment after the closing of the Merger by Berkshire or Brookline Bank without “cause” or by such executive officer for “good reason” (as each term is defined in each new employment agreement), subject to such executive officer’s execution of a separation agreement and release of claims in favor of Berkshire and Brookline Bank, each of Mr. Meiklejohn and Mr. Tsonos are entitled to receive severance equal to (i) two times the sum of (A) the executive officer’s then-current base salary (or, in the case of a termination by the executive officer for good reason due to a reduction in base salary, the base salary in effect immediately prior to such reduction), and (B) the executive officer’s target bonus for the then-current year; (ii) full acceleration of vesting of all stock options and other stock-based awards held by such executive officer; (iii) subject to the executive officer’s proper election to receive benefits under COBRA and copayment of premiums at the applicable active employee’s rate, a monthly payment equal to the monthly employer contribution that Berkshire would have made to provide health insurance to the executive officer had he remained employed until the earlier of 24 months from the date of termination or the date that the executive officer becomes eligible for group medical benefits under any other employer’s group medical plan; and (iv) continued life and disability coverage for 24 months following the date of termination.
In lieu of the payments the payments and benefits described in the paragraph above, in the event of a termination of employment on or within 24 months after a “change in control” (as defined in the employment agreement) by either Berkshire and Brookline Bank without “cause” or by such executive officer for “good reason” (as each term is defined in each new employment agreement), subject to such executive officer’s execution of a separation agreement and release of claims in favor of Berkshire and Brookline Bank, each of Mr. Meiklejohn and Mr. Tsonos are entitled to receive severance equal to (i) two times the sum of (A) the executive officer’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher), and (B) the executive officer’s target bonus for the then-current year (or, the target bonus in effect immediately prior to the change in control, if higher); (ii) full acceleration of vesting of all stock options and other stock-based awards held by such executive officer; (iii) subject to the executive officer’s proper election to receive benefits under COBRA and copayment of premiums at the applicable active employee’s rate, a monthly payment equal to the monthly employer contribution that Brookline would have made to provide health insurance to the executive officer had he remained employed until the earlier of

24 months from the date of termination or the date that the executive officer becomes eligible for group medical benefits under any other employer’s group medical plan; and (iv) continued life and disability coverage for 24 months following the date of termination.
In addition, Mr. Meiklejohn is entitled to voluntary termination benefits in the event that he resigns within two years following the closing of the Merger, subject to his execution of a separation agreement and release of claims in favor of Berkshire and Brookline Bank, equal to the severance benefits described above for a termination that is not in connection with a change in control (excluding equity acceleration).
In the event that Mr. Meiklejohn’s disability, Berkshire and Brookline Bank will continue to pay his base salary (reduced by any benefits he may be entitled to receive under any state or federal disability insurance program) for a period of six months from the date of disability.
Cash Bonuses in Lieu of 2025 Equity Grants.   In connection with the Merger, Brookline has granted cash bonus opportunities to executive and other officers instead of making equity grants to such individuals in 2025. The cash bonus opportunities for each of Mr. Perrault, Ms. Brooks, Mr. Carlson, Mr. Fess, Mr. Goldrick, Ms. Martin, Mr. McCurdy, Mr. Meiklejohn, and Mr. Tsonos are equal to $226,333, $61,667, $99,500, $85,583, $61,917, $58,333, $99,500, $80,083 and $65,611, respectively. The executives that will continue employment after the closing of the Merger will be paid the full amount of the bonus opportunity in the last payroll period of 2025, provided the executive is employed on such date. If an executive terminates employment at the closing of the Merger, he or she will be paid pro-rated amount of their bonus opportunity based on the number of days worked in 2025.
Retention Bonus Agreements with Carl M. Carlson and Michael W. McCurdy.   In connection with the Merger, Brookline has granted retention bonuses to each of Mr. Carlson and Mr. McCurdy to incentivize each such executive officer to remain employed with Brookline and the surviving corporation after the Merger. Mr. Carlson’s and Mr. McCurdy’s retention bonuses are each equal to $3 million, payable in two equal installments with 50% of each retention bonus becoming earned and payable on the first anniversary of the closing of the Merger and 50% of each retention bonus becoming earned and payable on the second anniversary of the closing of the Merger, in each case, subject to such executive officer’s continued employment through such date. In the event that Mr. Carlson’s or Mr. McCurdy’s employment is terminated by Brookline (or, after the closing of the Merger, Berkshire) without “cause”, due to their death or disability, or by such executive officer for “good reason” (as each term is defined in each executive officer’s employment agreement), the full amount of any unpaid retention bonuses shall accelerate and become payable on the first regularly scheduled payroll cycle following the date of termination.
Discretionary Bonuses.   In connection with the Merger, Brookline has granted each of Mr. Perrault, Mr. Carlson, Mr. McCurdy, Mr. Meiklejohn, Ms. Martin and Ms. Brooks one-time discretionary bonuses to recognize and reward each such executive officer for their efforts in connection with the merger. Mr. Perrault’s, Mr. Carlson’s, Mr. McCurdy’s and Mr. Meiklejohn’s discretionary bonuses are each equal to $100,000 and Ms. Martin’s and Ms. Brooks’ discretionary bonuses are each equal to $50,000. Each discretionary bonus was paid on February 28, 2025.
Contingent Retention Awards.   In connection with the Merger, Brookline desires to retain certain key employees to continue to serve following the closing of the Merger by granting either restricted stock or cash awards (the “Contingent Retention Awards”), in an aggregate amount not to exceed $9.5 million, which are expected to vest over the three-year period following the Merger. Brookline’s executive officers will be eligible to receive a Contingent Retention Award, but the individual recipients and the individual allocations of the Contingent Retention Awards have not yet been determined.
Membership on the Board of Directors.   The Merger Agreement provides that the board of directors of the resulting company and the resulting bank will consist of 16 directors, eight of whom shall be designated by Berkshire and eight of whom shall be designated by Brookline. The eight directors designated by Brookline shall be selected from among the current directors of the Brookline board of directors as of the effective time of the Merger, which shall include Mr. Perrault and seven other Brookline directors as determined by Brookline.
Cash Awards for Brookline Board of Directors.   In connection with the Merger, Brookline will issue cash in lieu of the 2025 annual equity awards to each of its current member of the board of directors. Each

Brookline board member is entitled to $60,000 that is to be paid following consummation of the Merger and prior to December 31, 2025.
Continued Indemnification of Brookline’s Directors and Officers.   The Merger Agreement provides that resulting company shall indemnify and hold harmless and shall advance expenses as incurred, in each case to the extent (subject to applicable law) such persons are indemnified as of the date of the Merger Agreement by Brookline pursuant to Brookline’s governing or organizational documents and any indemnification agreements in existence as of the date of the Merger Agreement, each present and former director, officer or employee of Brookline and its subsidiaries against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, damages or liabilities incurred in connection with any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, whether arising before or after the effective time of the Merger, arising out of the fact that such person is or was a director, officer or employee of Brookline or any of its subsidiaries and pertaining to matters existing or occurring at or prior to the effective time of the Merger, including the transactions contemplated by the Merger Agreement; provided, that in the case of advancement of expenses, any person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification.
In addition, for a period of six years after the effective time of the Merger, the Surviving Corporation shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by Brookline (provided, that the Surviving Corporation may substitute therefor policies with a substantially comparable insurer of at least the same coverage and amounts containing terms and conditions that are no less advantageous to the insured) with respect to claims against the present and former officers and directors of Brookline or any of its Subsidiaries arising from facts or events which occurred at or before the Effective Time; provided, that the Surviving Corporation shall not be obligated to expend, on an annual basis, an amount in excess of 300% of the current annual premium paid as of the date hereof by Brookline for such insurance (the “Premium Cap”), and if such premiums for such insurance would at any time exceed the Premium Cap, then the Surviving Corporation shall cause to be maintained policies of insurance which, in the Surviving Corporation’s good faith determination, provide the maximum coverage available at an annual premium equal to the Premium Cap. In lieu of the foregoing, Brookline, in consultation with, but only upon the consent of Berkshire, may (and at the request of Berkshire, Brookline shall use its reasonable best efforts to) obtain at or prior to the Effective Time a six-year “tail” policy under Brookline’s existing directors and officers insurance policy providing equivalent coverage to that described in the preceding sentence if and to the extent that the same may be obtained for an amount that, in the aggregate, does not exceed the Premium Cap.
In addition, for a period of six years after the effective time of the Merger, the resulting company shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by Brookline (provided, that Berkshire may substitute therefor policies with a substantially comparable insurer of at least the same coverage and amounts containing terms and conditions that are no less advantageous to the insured) with respect to claims arising from facts or events which occurred at or before the effective time of the Merger. In lieu of the foregoing, Berkshire or Brookline, in consultation with, but only upon the consent of Berkshire, may obtain at or prior to the effective time of the Merger a six-year “tail” policy under Brookline’s existing directors’ and officers’ insurance policy providing equivalent coverage to that described in the preceding sentence.
Quantification of Potential Payments and Benefits to Brookline’s Named Executive Officers.   This section sets forth the information required by Item 402(t) of the SEC’s Regulation S-K regarding compensation for each named executive officer of Brookline that is based on, or otherwise relates to, the Merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the merger-related compensation payable to Brookline’s named executive officers. The “golden parachute” compensation payable to these individuals is subject to a non-binding advisory vote of holders of Brookline common stock, as described in the section entitled “Special Meeting of Brookline Stockholders - Brookline Proposal No. 2 — The Brookline Merger-Related Compensation Proposal.”
The table below sets forth, for the purposes of this golden parachute disclosure, the amount of payments and benefits (on a pre-tax basis) that each of Brookline’s named executive officers would receive, assuming that (i) the Merger closes on April 4, 2025 (which is the assumed date solely for purposes of this golden parachute compensation disclosure); (ii) the relevant share price per share of Brookline common stock is $11.94, which is the average closing market price of Brookline common stock over the five business day period following the first public announcement of the Merger on December 16, 2024; (iii) each of Brookline’s named executive officers experiences a qualifying termination of employment at the effective time of the Merger; (iv) the unvested Brookline restricted stock awards outstanding as of April 4, 2025 accelerate and vest in exchange for merger consideration as described in the section entitled “Treatment of Brookline Restricted Stock Awards”; and (v) no named executive officer receives any additional or retention, equity or incentive award grants after April 4, 2025 and on or prior to the effective time of the Merger.
The calculations in the table do not include amounts that Brookline’s named executive officers were already entitled to receive or vested in as of the date of this joint proxy statement/prospectus. The calculations in the table also do not include compensation actions that may occur after the effective time of the Merger, such as any retention payments or new equity awards that will be granted by the resulting company after the closing of the Merger. In addition, these amounts do not attempt to forecast any additional equity or incentive award grants, issuances or forfeitures that may occur after April 4, 2025 and prior to the completion of the Merger. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.
Name	Cash ($)(1)	Equity ($)(2)	Perquisites / Benefits ($)(3)	Total ($)(4)
Paul Perrault	5,426,333	1,807,916	1,465,330	8,699,579
Carl M. Carlson	5,689,151	772,610	138,357	6,600,117
Michael W. McCurdy	5,689,151	772,610	134,289	6,596,049
Mark J. Meiklejohn	1,717,683	582,700	117,325	2,417,709
Darryl J. Fess	1,728,783	637,571	117,325	2,483,679

(1)
Cash.   Represents (i) cash severance payments under each named executive officer’s employment agreement, described above under the section entitled “— Severance Payments Upon a Qualifying Termination prior to or after the Effective Time” equal to (A) for Mr. Perrault, three times the sum of his base salary and target annual bonus and (B) for Mr. Carlson and Mr. McCurdy, two times the sum of such named executive officer’s base salary, target bonus and target annual equity award, and (C) for Mr. Meiklejohn and Mr. Fess, two times the sum of such named executive officer’s base salary and target bonus; (ii) for Mr. Carlson and Mr. McCurdy, the retention bonuses described above under the heading “— Retention Bonus Agreements with Carl M. Carlson and Michael W. McCurdy”; (iii) for Mr. Perrault, Mr. Carlson, Mr. McCurdy and Mr. Meiklejohn, the discretionary bonuses described above under the heading “— Discretionary Bonuses”; and (iv) cash in lieu of annual equity award grants for 2025 for each named executive officer, the cash in lieu of equity bonuses described above under the heading “Cash Bonuses in Lieu of 2025 Equity Grants.” Retention bonuses and discretionary bonuses cash in lieu of annual equity award grants are “single-trigger” payments that will become payable (or have been previously paid) solely by reason of the Merger subject to each named executive officer’s continued employment, and severance payments are “double-trigger” payments that will only become payable upon a qualifying termination of employment prior to or following the Merger. Set forth below are the separate values of each of the payments described above.

Name	Cash Severance ($)	Retention Bonuses ($)	Discretionary Bonuses ($)	Cash Award ($)(4)	Total ($)
Paul Perrault	5,100,000	—	100,000	226,333	5,426,333
Carl M. Carlson	2,489,651	3,000,000	100,000	99,500	5,689,151
Michael W. McCurdy	2,489,651	3,000,000	100,000	99,500	5,689,151
Mark J. Meiklejohn	1,537,600	—	100,000	80,083	1,717,683
Darryl J. Fess	1,643,200	—	—	85,583	1,728,783

(2)
Equity.   Represents the estimated value of merger consideration payable with respect to unvested Brookline restricted stock awards that will fully vest at the effective time of the Merger. Payments with respect to unvested Brookline restricted stock awards are “single-trigger” payments that will become payable solely by reason of the Merger, subject to each named executive officer’s continued employment through the closing of the Merger. The estimated value of unvested time-based and performance-based Brookline restricted stock awards held by the named executive officers as of March 10, 2025 is set forth below.

Name	Value of Unvested Time-Based Brookline Restricted Stock Awards ($)	Value of Unvested Performance-Based Brookline Restricted Stock Awards ($)	Total ($)
Paul Perrault	751,063	1,056,853	1,807,916
Carl M. Carlson	320,804	451,806	772,610
Michael W. McCurdy	320,804	451,806	772,610
Mark J. Meiklejohn	245,999	336,701	582,700
Darryl J. Fess	269,170	368,400	637,571

(3)
Perquisites/Benefits.   Represents the estimated value of welfare severance benefits under each named executive officer’s employment agreement, described above under the section entitled “— Severance Payments Upon a Qualifying Termination prior to or after the Effective Time” equal to (i) the estimated value of continued health benefits for 24 months following each named executive officer’s termination of employment (or, for Mr. Perrault, until he, and independently his spouse, dies); (ii) the estimated value of continued life and disability coverage for 24 months following each executive’s termination of employment; and (iii) for Mr. Carlson and Mr. McCurdy, the estimated value of outplacement benefits that would be provided to such named executive officer upon a termination of employment. All such amounts are “double trigger” benefits that will only become payable upon a qualifying termination of employment under each named executive officer’s employment agreement, and are estimated based on the costs of coverage and benefit elections in effect as of March 10, 2025.

(4)
To the extent that the named executive officers would be subject to penalties under Sections 280G and 4999 of the Internal Revenue Code, each named executive officer’s employment agreement and the retention bonus agreements with Messrs. Carlson and McCurdy provide that such payments and benefits shall be reduced to the greatest amount which does not result in any penalties under Sections 280G and 4999 of the Internal Revenue Code, but only if that would result in a higher after-tax benefit than if such reduction did not occur. The estimated value of each named executive officer’s payments and benefits do not take into account such reductions.

Employee Matters
The Merger Agreement provides that, unless otherwise agreed between Berkshire and a Brookline continuing employee, Berkshire will provide to each Brookline continuing employee for as long as they are employed during the period commencing on the closing date of the Mergers and ending on the first anniversary of the closing date of the Mergers, (i) annual base salary or wages, as applicable, that is no less than the base salary or wages provided to such continuing employee immediately prior to the effective time, (ii) cash incentive opportunities that are no less than the cash incentive opportunities provided to such continuing employee as of immediately prior to the closing date of the Mergers, (iii) all employee statutory entitlements and (iv) employee benefits (other than severance) and other compensation (including long-term incentive compensation opportunities) that are substantially comparable in the aggregate to those provided to similarly situated employees of Berkshire and its subsidiaries. With respect to clause (ii), until such time as Berkshire fully integrates the continuing employees into its plans, participation in the Brookline benefit plans (other than severance) will be deemed to satisfy the foregoing standards. Each continuing employee who is not party to an individual agreement providing for severance or termination benefits and is terminated under severance qualifying circumstances will be eligible to receive severance benefits as agreed among the parties with respect to any continuing employee who is involuntarily terminated during such period, subject to the employee’s execution (and non-revocation) of a release of claims. Prior to the closing date of the Mergers, Berkshire and Brookline will cooperate in reviewing, evaluating and analyzing the Berkshire benefit plans and Brookline benefit plans.

The Merger Agreement provides that, with respect to any employee benefit plans of Berkshire or its subsidiaries in which any continuing employees become eligible to participate on or after the closing date of the Mergers (the “new plans”), Berkshire and its subsidiaries will (i) waive all pre-existing conditions, exclusions or waiting periods with respect to participation and coverage requirements applicable to such continuing employees and their eligible dependents under any new plans, (ii) provide each such employee and their eligible dependents with credit for any co-payments or coinsurance and deductibles paid prior to the closing date of the Mergers under a Brookline benefit plan that provides health care benefits, to the same extent that such credit was given under the analogous Brookline benefit plan prior to the closing date of the Mergers, in satisfying any applicable deductible, co-payment, coinsurance or maximum out-of-pocket requirements under any new plan and (iii) recognize all service of such employees with Brookline and its subsidiaries for all purposes in any new plan to the same extent such service was taken into account under the analogous Brookline benefit plan prior to the closing date of the Mergers for purposes of eligibility, participation and vesting (but not for purpose of benefit accrual). The Merger Agreement provides that the foregoing service recognition will not apply (a) to the extent it would result in duplication of benefits for the same period of service, (b) for purposes of any defined benefit pension plan or (c) for purposes of any benefit plan that is a frozen plan or provides grandfathered benefits.
Unless otherwise agreed between Berkshire and Brookline, Brookline will cause any 401(k) plan sponsored by or maintained by Brookline and its subsidiaries to be terminated effective as of the day immediately prior to the closing date of the Mergers and contingent upon the occurrence of the closing. Brookline will provide Berkshire with evidence that such plan has been terminated (the form and substance of which will be subject to reasonable review and comment by Berkshire) not later than two business days immediately preceding the closing date of the Mergers, and any continuing employees will be eligible to participate, effective as of the closing date of the Mergers, in a 401(k) plan sponsored or maintained by Berkshire or one of its subsidiaries. Berkshire and Brookline will take any and all actions as may be required, including amendments to the Brookline 401(k) plan and/or the Berkshire 401(k) plan, to permit the continuing employees to make rollover contributions to the Berkshire 401(k) plan of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code) from the Brookline 401(k) plan. Berkshire agrees to assume and honor, in accordance with their terms, all Brookline benefit plans.
The Merger Agreement provides that Berkshire and Brookline have agreed to allocate a certain dollar amount, as disclosed in the Berkshire and Brookline disclosure schedules, to be distributed as a retention bonus to certain employees of Berkshire and Brookline who are not covered by a written employment agreement, change in control agreement or similar agreement. The recipients and amounts will be mutually determined by Berkshire and Brookline and such designated employees will enter into retention agreements. In addition, pursuant to the Merger Agreement, Berkshire will terminate and payout certain non-qualified deferred compensation plans, as set forth in the Berkshire disclosure schedules, with such amounts to be paid out no later than the first payroll cycle following the closing date of the Merger. As of the date of the Merger Agreement, Berkshire, Berkshire Bank, Brookline, Brookline Bank, PCSB Bank and Bank Rhode Island, as applicable, entered into agreements set forth in the Berkshire disclosure schedules and Brookline disclosure schedules, as applicable, with the individuals listed in the Berkshire disclosure schedules and Brookline disclosure schedules, as applicable, and such agreements shall be effective as of the closing date of the Merger.
Nothing in the Merger Agreement will confer upon any employee, officer, director or consultant of Berkshire or Brookline or any of their subsidiaries or affiliates any right to continue in the employ or service of the surviving entity, Brookline, Berkshire or any subsidiary or affiliate thereof, or will interfere with or restrict in any way the rights of the surviving entity, Brookline, Berkshire or any subsidiary or affiliate thereof to discharge or terminate the services of any employee (including any continuing employee), officer, director or consultant of the surviving entity, Brookline or Berkshire or any of their subsidiaries or affiliates at any time for any reason whatsoever, with or without cause. Nothing in the Merger Agreement will be deemed to (i) establish, amend, or modify any Brookline benefit plan, Berkshire benefit plan, new plan or any other benefit or employment plan, program, agreement or arrangement or (ii) alter or limit the ability of the surviving entity or any of its subsidiaries or affiliates to amend, modify or terminate any particular Brookline benefit plan, Berkshire benefit plan, new plan or any other benefit or employment plan, program, agreement or arrangement after the closing date of the Mergers. Without limiting the generality of the terms of the Merger Agreement, nothing in the Merger Agreement, express or implied, is intended to or will confer upon any person, including any current or former employee, officer, director or consultant of Brookline, Berkshire or any of their subsidiaries or affiliates, any right, benefit or remedy of any nature whatsoever under or by reason of the Merger Agreement.
Corporate Governance and Operations of the Surviving Corporation and the Surviving Bank After the Mergers
The Merger Agreement includes corporate governance requirements and proposed amendments to the certificate of incorporation and bylaws of the surviving corporation that will become effective at the effective time of the Mergers. The composition of the surviving corporation’s board of directors and executive management at the effective time of the Mergers will be as follows:
•
Composition of the Board of Directors.   The board of directors of the surviving corporation will be comprised of 16 directors, with eight directors designated by each of Berkshire (which will include David M. Brunelle) and Brookline (which will include Paul A. Perrault). As of the closing of the Mergers, (i) David M. Brunelle will serve as the Chairman of the board of directors of surviving corporation and of the board of directors of the surviving bank for a term of two years (assuming Mr. Brunelle is elected for a second term), and (ii) Paul A. Perrault will serve as the President and Chief Executive Officer of the surviving corporation and a member of the board of directors of the surviving corporation and the board of directors of the surviving bank for a term of two years (assuming Mr. Perrault is elected for a second term).

•
Executive Management.   In addition to Mr. Perrault, the senior executive officers the surviving corporation and surviving bank will consist of (in alphabetical order) (i) Carl M. Carlson, the current Co-President and Chief Financial and Strategy Officer of Brookline, will serve as Chief Financial and Strategy Officer; (ii) Jacqueline Courtwright, the current Chief Human Resources & Culture Officer of Berkshire, will serve as Chief Human Resources Officer; (iii) Sean Gray, the current Chief Operating Officer of Berkshire and President of Berkshire Bank, will serve as Chief Operations Officer; (iv) Michael McCurdy, the current Co-President and Chief Operating Officer of Brookline, will serve as Chief Banking Officer; (v) Mark Meiklejohn, the current Chief Credit Officer of Brookline, will serve as Chief Credit Officer; and (vi) Wm. Gordon Prescott, the current General Counsel & Corporate Secretary of Berkshire, will serve as General Counsel and Corporate Secretary.

•
Corporate Name and Headquarters.   Effective as of the closing of the Mergers and the Bank Merger, the headquarters and main office of the surviving corporation and the surviving bank will be located at 131 Clarendon Street, Boston, Massachusetts 02116. The parties shall mutually agree on determining the names of the surviving corporation and surviving bank.

The bylaw amendments provide that for a two-year period following the effective time of the Mergers, (i) Mr. Brunelle will serve as chairman of the board of directors of the surviving corporation (ii) the affirmative vote of at least two-thirds of the members of the surviving corporation’s board of directors will be required to remove Mr. Perrault, Mr. Carlson, Mr. Gray, Mr. McCurdy or Mr. Meiklejohn from their respective offices or to approve a merger of the surviving corporation with and into any other corporation. The bylaw amendments will also clarify the ability of stockholders to call annual or special meetings of stockholders, and clarify the bylaws advance notice and stockholder proposal and director nominee provisions, among other items. The form of the amendments to the Berkshire Amended and Restated Bylaws is included in this document as Annex E.
Resale of Shares of Berkshire Common Stock
All shares of Berkshire common stock issued to Brookline’s stockholders in connection with the Mergers will be freely transferable. This document does not cover any resales of the shares of Berkshire common stock to be received by Brookline’s stockholders upon completion of the Mergers, and no person may use this document in connection with any resale.
Time of Completion
Unless the parties agree otherwise and unless the Merger Agreement has otherwise been terminated, the closing of the Mergers will take place no later than five business days following the date on which all of the conditions to the Mergers contained in the Merger Agreement are satisfied or waived. See “— Conditions to Completing the Mergers.” On the closing date of the Mergers, Berkshire will file Certificates of Merger with the Secretary of State of the State of Delaware. The Mergers will become effective at the time stated in the Certificates of Merger.
Assuming timely receipt of regulatory and stockholder approvals, it is currently expected that the Mergers will be completed in the second half of 2025. However, because completion of the Mergers is subject to regulatory approvals and other conditions, the parties cannot be certain of the actual timing of the completion of the Mergers.
Conditions to Completing the Mergers
Berkshire’s and Brookline’s obligations to consummate the Mergers are conditioned on the following:
•
approval of the Berkshire Share Issuance Proposal, the Berkshire Certificate of Incorporation Amendment Proposal, and the Berkshire Equity Plan Proposal (collectively, the “Berkshire Required Proposals”) by Berkshire stockholders;

•
approval of the Brookline Merger Proposal by Brookline stockholders;

•
receipt of all required regulatory approvals, consents or waivers and the expiration of all statutory waiting periods;

•
the absence of any order, injunction, decree, statute, rule or regulation that prevents the consummation of the Mergers or the Bank Merger or that makes completion of the Mergers or the Bank Merger illegal;

•
receipt of consent of all third parties whose consent is required to consummate the Mergers, except where failure to obtain such consent would not have a material adverse effect on Berkshire;

•
effectiveness of the registration statement of which this document is a part;

•
authorization for listing on the NYSE the shares of Berkshire common stock to be issued in the Mergers;

•
receipt by Berkshire and Brookline of an opinion from their respective legal counsel to the effect that the Mergers will be treated for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code;

•
subject to the materiality standards provided in the Merger Agreement, the continued accuracy of the representations and warranties of Berkshire and Brookline in the Merger Agreement;

•
performance in all material respects by each of Berkshire and Brookline of its respective obligations under the Merger Agreement, unless waived by the other party;

•
the absence of any material adverse effect with respect to Berkshire or Brookline since the date of the Merger Agreement; and

•
none of the regulatory approvals containing any conditions that would reasonably be expected to have a material adverse effect on the surviving corporation or any of its subsidiaries, taken as a whole, after giving effect to the Mergers and the Bank Merger.

Berkshire and Brookline cannot guarantee that all of the conditions to the Mergers will be satisfied or waived by the party permitted to do so.
Under the Delaware General Corporate Law, and pursuant to Brookline’s Certificate of Incorporation, holders of Brookline common stock are not entitled to appraisal rights in the Merger with respect to their shares of Brookline common stock because Brookline common stock is listed on a national securities exchange and Brookline’s Certificate of Incorporation does not provide for appraisal rights unless specifically granted by Brookline’s board of directors. Under the Delaware General Corporate Law, and pursuant to Berkshire’s Certificate of Incorporation, holders of Berkshire common stock are not entitled to appraisal rights in the Merger with respect to their shares of Berkshire common stock because Berkshire common stock is listed on a national securities exchange and Berkshire’s Certificate of Incorporation does not provide for appraisal rights unless specifically granted by Berkshire’s board of directors.
Conduct of Business Before the Mergers
Each of the parties has agreed that, until completion of the Mergers and unless consented to by the other party, or to the extent required by law or regulation of any governmental entity, neither party nor any of its subsidiaries will:
General Business
•
conduct its business other than in the ordinary in all material respects;

•
fail to use reasonable best efforts to maintain and preserve intact its business organization, employees and advantageous business relationships; and

•
take any action that would reasonably be expected to adversely affect or materially delay the ability to perform its obligations under the Merger Agreement or to consummate the transactions contemplated by the Merger Agreement on a timely basis.

Borrowings
•
Other than (i) federal funds borrowings and Federal Home Loan Bank borrowings, in each case with a maturity not in excess of six (6) months and (ii) deposits or other customary banking products such as letters of credit, in each case in the ordinary course of business, incur any indebtedness for borrowed money (other than indebtedness of Brookline or any of its wholly-owned subsidiaries to Brookline or any of its wholly-owned subsidiaries, on the one hand, or of Berkshire or any of its wholly-owned subsidiaries to Berkshire or any of its wholly-owned Subsidiaries, on the other hand), or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity.

Capital Stock
•
adjust, split, combine or reclassify its capital stock;

•
make, declare, pay or set a record date for any dividend, or any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other equity or voting securities or any securities or obligations convertible or exchangeable into or exercisable for any shares of its capital stock or other equity or voting securities, except, in each case, (A) regular quarterly cash dividends by Brookline at a rate not in excess of $0.135 per share of Brookline common stock, (B) regular quarterly cash dividends by Berkshire at a rate not in excess of $0.18 per share of Berkshire common stock, (C) dividends paid by any of the subsidiaries of each of Brookline and Berkshire to Brookline or Berkshire or any of their wholly-owned subsidiaries, respectively, (D) regular distributions on outstanding trust preferred securities in accordance with their terms or (E) the acceptance of shares of Brookline common stock or Berkshire common stock, as the case may be, as payment for the exercise price of stock options or for withholding taxes incurred in connection with the exercise of stock options or the vesting or settlement of equity compensation awards, in each case, in accordance with past practice and the terms of the applicable award agreements;

•
grant any stock options, stock appreciation rights, performance shares, restricted stock units, performance stock units, phantom stock units, restricted shares or other equity-based awards or interests, or grant any person any right to acquire any shares of capital stock or other equity or voting securities of Brookline or Berkshire or any of their subsidiaries; and

•
other than the sale and issuance of shares of Berkshire common stock pursuant to a private placement agreement entered into prior to or simultaneously with the Merger Agreement, issue, sell, transfer, encumber or otherwise permit to become outstanding any shares of capital stock or voting securities or equity interests or securities convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) or exchangeable into, or exercisable for, any shares of its capital stock or other equity or voting securities, including any securities of Brookline or Berkshire or their respective subsidiaries, or any options, warrants, or other rights of any kind to acquire any shares of capital stock or other equity or voting securities, including any securities of Brookline or Berkshire or their respective subsidiaries, except pursuant to the exercise of stock options or the vesting or settlement of equity compensation awards in accordance with their terms.
Dispositions
•
sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties, deposits or assets or any business to any individual, corporation or other entity other than a wholly-owned subsidiary, or cancel, release or assign any indebtedness to any such person or any claims held by any such person, in each case other than in the ordinary course of business, or pursuant to contracts or agreements in force at the date of the Merger Agreement.

Acquisitions
•
except for foreclosure or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith in the ordinary course of business, make any material investment in or acquisition of (whether by purchase of stock or securities, contributions to capital, property transfers, merger or consolidation, or formation of a joint venture or otherwise) any other person or the property, deposits or assets of any other person, in each case, other than a wholly-owned subsidiary of Brookline or Berkshire, as applicable.

Investment Securities
•
materially restructure or materially change its investment securities, derivatives, wholesale funding or BOLI portfolio or its interest rate exposure, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported except (i) in accordance with its investment policy, and (ii) for security purchases greater than $5.0 million (other than U.S. Treasuries, U.S. securities and municipal securities supporting the community each bank serves). Neither party will purchase new mortgage-related securities.

Contracts
•
in each case except for transactions in the ordinary course of business, terminate, materially amend, or waive any material provision of, any material contract, as the case may be, or make any change in any instrument or agreement governing the terms of any of its securities, other than normal renewals of contracts without material adverse changes of terms with respect to Brookline or Berkshire, or enter into any contract that would constitute a material contract, if it were in effect on the date of the Merger Agreement.

Loans
•
make, increase, extend additional credit, purchase any loans except (i) in accordance with the respective party’s loan policy, (ii) any new net commitment of $20.0 million or greater to any on obligor, or (iii) any participation purchased (including extensions of creditor renewals of existing commitments) greater than $10.0 million; provided that consent shall be deemed to have been granted if not received by the requesting party within two business days of the receiving party’s receipt of the request for such consent.

Loan Policies
•
make a material change in its loan policies in effect as of the date of the Merger Agreement, except as required by a governmental authority.

Benefit Plans
•
except as required under applicable law, the terms of any Brookline benefit plan or Berkshire benefit plan (as applicable) existing as of the date of the Merger Agreement or set forth on in the disclosure schedules, (i) enter into, establish, adopt, amend or terminate any Brookline benefit plan or Berkshire benefit plan, or any arrangement that would be a Brookline benefit plan or Berkshire benefit plan if in effect on the date hereof, other than with respect to renewal of broad-based welfare benefit plans (other than severance) in the ordinary course of business consistent with past practice and as would not reasonably be expected to materially increase the cost of benefits under any such Brookline benefit plan or Berkshire benefit plan, (ii) increase the compensation or benefits payable to any current or former employee, director or individual consultant except for (A) normal increases in base compensation to employees in the ordinary course of business consistent with past practice; provided, that such increases in base compensation do not exceed five percent (5%) on an individual basis (other than promotions made in the ordinary course, which increase in base compensation on account of any such promotion do not exceed ten percent (10%)), (B) as may be required by law, (iii) to satisfy contractual obligations existing as of the date of the Merger Agreement and disclosed in the disclosure schedules, (iv) accelerate the vesting of any equity-based awards or other compensation or benefits, (v) except as disclosed in the disclosure schedules, enter into any new, or amend any existing, employment, severance, change in control, retention, collective bargaining agreement or similar agreement or arrangement, (vi) fund any rabbi trust or similar arrangement, or in any other way secure the payment of compensation or benefits under any Brookline benefit plan or Berkshire benefit plan, (vii) materially change any actuarial or other assumptions used to calculate funding obligations with respect to any Brookline benefit plan or Berkshire benefit plan that is required by applicable law to be funded or change the manner in which contributions to such plan are made or the basis on which such contributions are determined, except as may be required by generally accepted accounting principles, (viii) terminate the employment or services of any employee with an annual base salary equal to or in excess of $150,000, other than for cause, (ix) hire or promote any employee with an annual base salary equal to or in excess of $150,000 (other than as a replacement hire or promotion on substantially similar terms of employment as the departed employee), or significantly change the responsibilities assigned to any such employee, (x) implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that trigger notice requirements under the WARN Act, or (xi) negotiate, modify, extend, or enter into any collective bargaining or other agreement with any labor union or other labor organization or recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of Berkshire, Brookline or any of their subsidiaries.
Accounting Methods
•
implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP.

Banking Operations
•
enter into any new line of business or, other than in the ordinary course of business consistent with past practice, change in any material respect its lending, investment, underwriting, risk and asset liability management and other banking and operating, hedging, securitization and servicing policies (including any change in the maximum ratio or similar limits as a percentage of its capital exposure applicable with respect to its loan portfolio or any segment thereof), except as required by applicable law, regulation or policies imposed by any governmental entity.

Reorganizations
•
merge or consolidate itself or any of its significant subsidiaries with any other person, or restructure, reorganize or completely or partially liquidate or dissolve it or any of its significant subsidiaries.

Tax Matters
•
make, change or revoke any material tax election, change an annual tax accounting period, adopt or change any material tax accounting method, file any material amended tax return, enter into any closing agreement with respect to a material amount of taxes, or settle any material tax claim, audit, assessment or dispute or surrender any material right to claim a refund of taxes.

Additional Covenants of Brookline and Berkshire in the Merger Agreement
Agreement Not to Solicit Other Proposals.   Each of Brookline and Berkshire agreed in the Merger Agreement that it will not, and will cause each of its subsidiaries and its and their respective officers, directors, employees, agents, advisors and representatives not to, directly or indirectly, (i) initiate, solicit, knowingly encourage or knowingly facilitate any inquiries or proposals with respect to any “acquisition proposal” (as defined below), (ii) engage or participate in any negotiations with any person concerning any acquisition proposal, (iii) provide any confidential or nonpublic information or data to, or have or participate in any discussions with, any person relating to any acquisition proposal, or (iv) unless the Merger Agreement has been terminated in accordance with its terms, approve or enter into any term sheet, letter of intent, commitment, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or other agreement (whether written or oral, binding or nonbinding) (other than a confidentiality agreement referred to and entered into in accordance with this provision) in connection with or relating to any acquisition proposal. Notwithstanding the foregoing, in the event that after the date of the Merger Agreement and prior to the receipt of the required Berkshire stockholder vote to approve the Berkshire Required Proposals, in the case or Berkshire, or the required Brookline stockholder vote to approve the Brookline Merger Proposal, in the case of Brookline, a party receives an unsolicited bona fide written acquisition proposal, such party may, and may permit its subsidiaries and its subsidiaries’ representatives to, furnish or cause to be furnished confidential or nonpublic information or data and participate in such negotiations or discussions with the person making the acquisition proposal if the board of directors of such party concludes in good faith (after receiving the advice of its outside counsel, and with respect to financial matters, its financial advisor) that failure to take such actions would reasonably be likely to result in a violation of its fiduciary duties under applicable law; provided, that, prior to furnishing any confidential or nonpublic information permitted to be provided pursuant to this sentence, such party shall have entered into a confidentiality agreement with the person making such acquisition proposal on terms no less favorable to such party than the Mutual Confidentiality and Exclusivity Agreement dated June 19, 2024, by and between Berkshire and Brookline, which confidentiality agreement shall not provide such person with any exclusive right to negotiate with such party. Each party will, and will cause its representatives to, immediately cease and cause to be terminated any activities, discussions or negotiations conducted before the date of the Merger Agreement with any person other than Brookline or Berkshire, as applicable, with respect to any acquisition proposal. Each party will promptly (within 24 hours) advise the other party following receipt of any acquisition proposal or any inquiry which could reasonably be expected to lead to an acquisition proposal, and the substance thereof (including the terms and conditions of and the identity of the person making such inquiry or acquisition proposal), will provide the other party with an unredacted copy of any such acquisition proposal and any draft agreements, proposals or other materials received in connection with any such inquiry or acquisition proposal, and will keep the other party apprised of any related developments, discussions and negotiations on a current basis, including any amendments to or revisions of the terms of such inquiry or acquisition proposal. Each party shall use its reasonable best efforts to enforce any existing confidentiality or standstill agreements to which it or any of its subsidiaries is a party in accordance with the terms thereof.
As used in the Merger Agreement, “acquisition proposal” shall mean, with respect to Berkshire or Brookline, as applicable, other than the transactions contemplated by the Merger Agreement, any offer, proposal or inquiry relating to, or any third-party indication of interest in, (i) any acquisition or purchase, directly or indirectly, of twenty percent (20%) or more of the consolidated assets of a party and its subsidiaries or twenty percent (20%) or more of any class of equity or voting securities of a party or its subsidiaries whose assets, individually or in the aggregate, constitute twenty percent (20%) or more of the consolidated assets of the party, (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in such third party beneficially owning twenty percent (20%) or more of any class of equity or voting securities of a party or its subsidiaries whose assets, individually or in the aggregate, constitute twenty percent (20%) or more of the consolidated assets of the party, or (iii) a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving a party or its subsidiaries whose assets, individually or in the aggregate, constitute twenty percent (20%) or more of the consolidated assets of the party.
Nothing contained in the Merger Agreement shall prevent a party or its board of directors from complying with Rule 14d-9 and Rule 14e-2 under the Securities Exchange Act of 1934, as amended, with respect to an acquisition proposal; provided, that such rules will in no way eliminate or modify the effect that any action pursuant to such rules would otherwise have under the Merger Agreement.
Certain Other Covenants.   The Merger Agreement also contains other agreements relating to the conduct of Berkshire and Brookline before consummation of the Mergers, including the following:
•
Berkshire and Brookline will provide each other access during normal business hours to its properties, books, contracts, commitments, personnel, information technology systems and records and will make available other reports as may be reasonably requested;

•
Berkshire and Brookline will each promptly advise the other of any effect, change, event, circumstance, condition, occurrence or development (i) that has had or would reasonably be expected to have, either individually or in the aggregate, a material adverse effect on it or its subsidiaries, or (ii) that it believes would or would reasonably be expected to cause or constitute a material breach of any of its representations, warranties, obligations, covenants or agreements contained in the Merger Agreement;

•
each party will give the other party prompt notice of any stockholder litigation against such party or its directors or officers relating to the transactions contemplated by the Merger Agreement, and will give the other party the opportunity to participate (at such other’s party’s expense) in the defense or settlement of any such litigation;

•
the surviving corporation will indemnify and hold harmless and will advance expenses as incurred, in each case to the extent (subject to applicable law) such persons are indemnified or entitled to such advancement of expenses as of the date of the Merger Agreement by Brookline pursuant to the Brookline Certificate of Incorporation, the Brookline bylaws, the governing or organizational documents of any subsidiary of Brookline and any indemnification agreements in existence as of the date of the Merger Agreement, each present and former director or officer of Brookline and its subsidiaries against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, damages or liabilities incurred in connection with any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, whether arising before or after the completion of the Mergers, arising out of the fact that such person is or was a director or officer of Brookline or any of its subsidiaries and pertaining to matters existing or occurring at or prior to the completion of the Mergers, including the transactions contemplated by the Merger Agreement; provided, that in the case of advancement of expenses, any Brookline indemnified party to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Brookline indemnified party is not entitled to indemnification;

•
for a period of six years after the completion of the Mergers, the surviving corporation will maintain the current policies of directors’ and officers’ liability insurance maintained by Brookline (provided, that the surviving corporation may substitute therefor policies with a substantially comparable insurer of at least the same coverage and amounts containing terms and conditions that are no less advantageous to the insured) with respect to claims against the present and former officers and directors of Brookline or any of its subsidiaries arising from facts or events which occurred at or before the effective time; provided, that the surviving corporation shall not be obligated to expend, on an annual basis, an amount in excess of 300% of the current annual premium paid by Brookline for such insurance (the “Premium Cap”), and if such premiums for such insurance would at any time exceed the Premium Cap, then the surviving corporation shall cause to be maintained policies of insurance which, in the surviving corporation’s good faith determination, provide the maximum coverage available at an annual premium equal to the Premium Cap. In lieu of the foregoing, Berkshire or Brookline, in consultation with, but only upon the consent of Berkshire, may (and at the request of Berkshire, Brookline will use its reasonable best efforts to) obtain at or prior to the completion of the Mergers a six-year “tail” policy under Brookline’s existing directors’ and officers’ insurance policy providing equivalent coverage to that described in the preceding sentence;

•
neither party will take any action that would cause any takeover restriction to become applicable to the Mergers;

•
the parties will coordinate with respect to the declaration of any dividends with respect to Berkshire common stock and Brookline common stock and the record dates and payment dates relating thereto,

it being the intention of the parties that holders of Brookline common stock will not receive two dividends, or fail to receive one dividend, in respect of any quarter with respect to their shares of Brookline common stock and any shares of Berkshire common stock any such holder receives in exchange therefor in the Mergers; and
•
effective as of the consummation of the Mergers, Berkshire will assume the payment and other obligations associated with Brookline’s trust preferred and subordinated debt securities.

Representations and Warranties Made by Berkshire and Brookline in the Merger Agreement
Berkshire and Brookline have made certain customary representations and warranties to each other in the Merger Agreement relating to their businesses. The representations and warranties contained in the Merger Agreement were made only for purposes of such agreement and are made as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed to by Berkshire or Brookline, including being qualified by confidential disclosures between the parties. These representations and warranties may have been made for the purpose of allocating risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality that differ from the standard of materiality that an investor may apply when reviewing statements of factual information.
Each of Berkshire and Brookline has made representations and warranties to the other regarding, among other things:
•
corporate matters, including due organization, qualification and the organizational structure;

•
capitalization, including total outstanding shares and classes of stock;

•
authority relative to execution and delivery of the Merger Agreement and the absence of conflicts with, violations of, or a default under organizational documents or other obligations as a result of the Mergers;

•
governmental filings and consents necessary to complete the Mergers;

•
the timely filing of regulatory and securities reports;

•
financial statements;

•
broker’s fees;

•
the absence of any event or action that would, or reasonably be expected to, constitute a material adverse effect;

•
legal proceedings;

•
tax matters;

•
employee benefit matters;

•
compliance with applicable laws;

•
material contracts and leases;

•
agreements with regulatory agencies;

•
environmental matters;

•
ownership of real property;

•
intellectual property;

•
insurance coverage;

•
reorganizations;

•
receipt of an opinion regarding fairness of the Merger Consideration;

•
brokers or financial advisor fees;

•
compliance with applicable environmental laws;

•
loan portfolio matters;

•
investment securities portfolio;

•
risk management instruments;

•
information security;

•
anti-takeover provisions;

•
subordinated indebtedness;

•
insurance matters;

•
corporate documents and records; and

•
related party transactions.

The full text of such covenants, representations and warranties of each of Berkshire and Brookline are set forth in the Merger Agreement. Such covenants, representations and warranties will expire upon the completion of the Mergers, except for those covenants and agreements in the Merger Agreement which by their terms apply in whole or in part after the completion of the Mergers.
Terminating the Merger Agreement
The Merger Agreement may be terminated by mutual written consent of Berkshire and Brookline at any time prior to the completion of the Mergers. Additionally, subject to conditions and circumstances described in the Merger Agreement, either Berkshire or Brookline may terminate the Merger Agreement if, among other things, any of the following occur:
•
by either Berkshire or Brookline if any governmental entity that must grant a regulatory approval has denied approval of the Mergers or the Bank Merger and such denial has become final and nonappealable or any governmental entity of competent jurisdiction has issued a final and nonappealable order, injunction, decree or other legal restraint or prohibition permanently enjoining or otherwise prohibiting or making illegal the consummation of the Mergers or the Bank Merger, unless the failure to obtain a regulatory approval is be due to the failure of the party seeking to terminate the Mergers to perform or observe the obligations, covenants and agreements of such party set forth in the Merger Agreement;

•
by either Berkshire or Brookline if the Mergers is not completed by December 16, 2025, unless the failure to close by December 16, 2025 is due to the failure of the party seeking to terminate the Mergers to perform or observe the obligations, covenants and agreements of such party set forth in the Merger Agreement;

•
by either Berkshire or Brookline (provided, that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the Merger Agreement) if there is a material failure to perform or comply with any of the covenants or agreements set forth in the Merger Agreement, which failure (i) would constitute a breach of a closing condition, or (ii) is not cured within 30 days after written notice of such failure by the terminating party to the other party; or

•
by either party if, prior to the other party having obtained its stockholders’ approval, the other party (i) withholds, withdraws, modifies or qualifies its recommendation in favor of the Brookline Merger Proposal (in the case of Brookline) or the Berkshire Required Proposals (in the case of Berkshire), or (ii) breaches its obligations with respect to acquisition proposals or obtaining stockholder approval.

Termination Fee
The Merger Agreement requires Brookline to pay Berkshire a fee of $45.0 million if:
•
Berkshire terminates the Merger Agreement as a result of a:

•
breach by Brookline of its covenants regarding acquisition proposals or its obligation to submit the Brookline Merger Proposal to its stockholders, or

•
Brookline board’s failure to recommend approval of the Brookline Merger Proposal or, after recommending the approval of the Brookline Merger Proposal, it withdraws, modifies or changes its recommendation, so long as at the time of such termination Berkshire is not in material breach of any representation, warranty, or material covenant contained in the Merger Agreement.
•
Berkshire or Brookline terminates the Merger Agreement if, prior to the termination of the Merger Agreement, a bona fide acquisition proposal shall have been communicated to or otherwise made known to the board of directors or senior management of Brookline or shall have been made directly to the stockholders of Brookline generally or any person shall have publicly announced (and not withdrawn at least two business days prior to the Brookline meeting) an acquisition proposal, in each case with respect to Brookline and (A) (x) thereafter the Merger Agreement is terminated by either Berkshire or Brookline without the requisite Brookline vote having been obtained or (y) thereafter the Merger Agreement is terminated by Berkshire as a result of a willful breach by Brookline, and (B) prior to the date that is 12 months after the date of such termination, Brookline enters into a definitive agreement or consummates a transaction with respect to an acquisition proposal (whether or not the same acquisition proposal as that referred to above); provided, that all references in the definition of acquisition proposal to “20% or more” shall instead refer to “more than 50%.”

The Merger Agreement requires Berkshire to pay Brookline a fee of $45.0 million if:
•
Brookline terminates the Merger Agreement as a result of a:

•
breach by Berkshire of its covenants regarding acquisition proposals or its obligation to submit the Berkshire Required Proposals to its stockholders, or

•
Berkshire board’s failure to recommend approval of the Berkshire Required Proposals or, after recommending the approval of Berkshire Required Proposals, it withdraws, modifies or changes its recommendation, so long as at the time of such termination Brookline is not in material breach of any representation, warranty, or material covenant contained in the Merger Agreement.

•
Brookline or Berkshire terminates the Merger Agreement, prior to the termination of the Merger Agreement, a bona fide acquisition proposal shall have been communicated to or otherwise made known to the board of directors or senior management of Berkshire or shall have been made directly to the stockholders of Berkshire generally or any person shall have publicly announced (and not withdrawn at least two business days prior to the Berkshire Meeting) an acquisition proposal, in each case with respect to Berkshire, and (A) (x) thereafter the Merger Agreement is terminated by either Berkshire or Brookline without the requisite Berkshire vote having been obtained or (y) thereafter the Merger Agreement is terminated by Brookline as a result of a willful breach by Berkshire, and (B) prior to the date that is 12 months after the date of such termination, Berkshire enters into a definitive agreement or consummates a transaction with respect to an acquisition proposal (whether or not the same acquisition proposal as that referred to above); provided, that all references in the definition of acquisition proposal to “20% or more” shall instead refer to “more than 50%.”

Expenses
Each of Berkshire and Brookline will pay its own costs and expenses incurred in connection with the Mergers, other than the costs and expenses of printing and mailing this document, which will be shared equally by the parties.
Changing the Terms of the Agreement and Plan of Merger
Subject to compliance with applicable law, the Merger Agreement may be amended by the parties at any time before or after the receipt of the stockholder votes; provided, that after the receipt of the stockholder votes, there may not be, without further approval of the stockholders of Berkshire or the stockholders of Brookline, as applicable, any amendment of the Merger Agreement that requires such further approval under applicable law.

DESCRIPTION OF BERKSHIRE CAPITAL STOCK
Authorized Capital Stock
Berkshire is currently authorized to issue 102,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, par value of $0.01 per share, and 2,000,000 shares of preferred stock, par value of $0.01 per share. As of the record date for the Berkshire Annual Meeting, there are 46,278,257 shares of Berkshire common stock issued and outstanding and no shares of Berkshire preferred stock issued or outstanding. As of the record date for the Berkshire Annual Meeting, Berkshire had no outstanding stock options to purchase shares of Berkshire common stock.
In connection with the Mergers, Berkshire is asking its stockholders to approve an amendment to its Certificate of Incorporation to increase the number of authorized shares of capital stock to 202,000,000, consisting of 200,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share.
Common Stock
Listing and Trading of Common Stock.   Berkshire’s shares of common stock are listed on the NYSE and trade under the symbol “BHLB.” Following the Mergers, shares of Berkshire common stock will continue to be listed on the NYSE, under the symbol “BHLB.”
Voting Rights.   The holders of the common stock exclusively possess all voting power in Berkshire, subject to the authority of the board of directors to offer voting rights to the holders of preferred stock.
The holders of common stock are entitled to one vote per share on all matters presented to stockholders. However, Berkshire’s Certificate of Incorporation provides that a record owner of Berkshire common stock who beneficially owns, either directly or indirectly, in excess of 10% of Berkshire’s outstanding shares, is not entitled to any vote in respect of the shares held in excess of the 10% limit. Holders of common stock are not entitled to cumulate their votes in the election of directors.
No Preemptive or Conversion Rights.   The holders of common stock do not have preemptive rights to subscribe for a proportionate share of any additional securities issued by Berkshire before such securities are offered to others. The absence of preemptive rights increases Berkshire’s flexibility to issue additional shares of common stock in connection with Berkshire’s acquisitions, employee benefit plans and for other purposes, without affording the holders of common stock a right to subscribe for their proportionate share of those additional securities. The holders of common stock are not entitled to any redemption privileges, sinking fund privileges or conversion rights.
Dividends.   Holders of common stock are entitled to receive dividends ratably when, as and if declared by Berkshire’s board of directors from assets legally available therefor, after payment of all dividends on preferred stock, if any is outstanding. Under Delaware law, Berkshire may pay dividends out of surplus or net profits for the fiscal year in which a dividend is declared and/or for the preceding fiscal year, even if Berkshire’s surplus accounts are in a deficit position.
Dividends paid by Berkshire Bank have historically been a significant source of funds available to Berkshire. Berkshire expects to use this source of funds in the future, as well as proceeds it may obtain from the offering of common stock, preferred stock and/or debt securities for payment of dividends to Berkshire stockholders, the repurchase of Berkshire common stock and for other needs. The declaration and amount of future dividends will depend on circumstances existing at the time, including Berkshire’s earnings, financial condition and capital requirements, as well as regulatory limitations and such other factors as Berkshire’s board of directors deems relevant.
Berkshire’s principal assets and sources of income consist of investments in Berkshire’s operating subsidiaries, which are separate and distinct legal entities.
Certain Certificate of Incorporation and Bylaw Provisions Affecting Stock.   Berkshire’s certificate of incorporation and bylaws contain several provisions that may make Berkshire a less attractive target for an acquisition of control by anyone who does not have the support of Berkshire’s board of directors. Such provisions include, among other things, the requirement of a supermajority vote of stockholders or directors to approve certain business combinations and other corporate actions and a related minimum price provision, several special procedural rules, a vote limitation provision and the limitation that stockholder actions may only be taken at a meeting and may not be taken by unanimous written stockholder consent.
Restrictions on Call of Special Meetings.   Berkshire’s bylaws provide that special meetings of stockholders can be called by the board of directors, subject to the rights of any holders of preferred stock.
Board of Directors.   Berkshire’s board of directors is not classified. Subject to the rights of holders of preferred stock, a director may be removed only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all of the outstanding shares of capital stock of Berkshire entitled to vote generally in the election of directors.
Amendments to Bylaws.   Berkshire’s bylaws may be adopted, amended or repealed by action of Berkshire’s board of directors. Stockholders may adopt, amend or repeal the bylaws of Berkshire only by the affirmative vote of the holders of at least 80% of the voting power of all of the outstanding shares of the capital stock of Berkshire entitled to vote generally in the election of directors, in addition to any vote of the holders of any class or series of capital stock of Berkshire required by law or by the certificate of incorporation.
Amendments to Certificate of Incorporation.   Berkshire’s certificate of incorporation provides that certain provisions may only be amended by the approval of 80% of the voting power of all of the outstanding shares of the voting stock of Berkshire.
Action by Stockholders without a Meeting.   Action required or permitted to be taken at an annual or special meeting of stockholders must be effected at a duly called meeting and may not be effected by written consent of stockholders.
Business Combinations Involving Interested Stockholders.   At least 80% of the outstanding shares of voting stock of Berkshire must approve certain business combinations involving an interested stockholder or any affiliate of an interested stockholder. However, if a majority of directors not affiliated with the interested stockholder approve the business combination or certain pricing criteria are satisfied, the affirmative vote of a majority of the outstanding shares of Berkshire is sufficient to approve a business combination.
Evaluation of Offers.   Berkshire’s certificate of incorporation provides that the board of directors may, in the context of evaluating a tender offer or a merger or acquisition of Berkshire, take into account all relevant factors, including, without limitation, the social and economic effect of acceptance of such offer on Berkshire’s present and future customers and employees and those of its subsidiaries, and the communities in which Berkshire and its subsidiaries operate or are located.
The foregoing is qualified in its entirely by reference to Berkshire’s certificate of incorporation and bylaws, both of which are on file with the SEC.
Restrictions on Ownership.   Under the federal Change in Bank Control Act, a notice must be submitted to the Federal Reserve if any person (including a company), or group acting in concert, seeks to acquire “control” of a bank holding company or bank. An acquisition of “control” can occur upon the acquisition of 10% or more of a class of voting securities of a bank holding company or savings institution or as otherwise defined by the Federal Reserve. Under the Change in Bank Control Act, the Federal Reserve has 60 days from the filing of a complete notice to act, taking into consideration certain factors, including the financial and managerial resources of the acquirer and the anti-trust effects of the acquisition.
In addition to the federal bank holding company regulations, a bank holding company organized or doing business in Massachusetts must comply with requirements under Massachusetts law. Approval of the Massachusetts regulatory authorities is generally required for the Company to acquire 25% or more of the voting stock of another depository institution. Similarly, prior regulatory approval would be necessary for any person or company to acquire 25% or more of the voting stock of Berkshire.
Transfer Agent and Registrar
The transfer agent and registrar for Berkshire common stock is Broadridge Corporate Issuer Solutions.

Preferred Stock
Berkshire may elect to issue shares of preferred stock from time to time. Shares of Berkshire preferred stock may have dividend, redemption, voting, sinking fund and liquidation rights, as well as other rights, preferences and privileges, taking priority over Berkshire common stock.
Berkshire’s board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of preferred stock in one or more series without stockholder approval. In addition, Berkshire’s board of directors is authorized to establish from time to time the number of shares to be included in each series of preferred stock and to fix the designation, powers (including but not limited to voting powers, if any), preferences and rights of the shares of each series of preferred stock and any qualifications, limitations or restrictions of each series of preferred stock.

COMPARISON OF RIGHTS OF STOCKHOLDERS
The rights of stockholders of Berkshire are currently governed by Berkshire’s Certificate of Incorporation and bylaws and by Delaware law. The rights of stockholders of Brookline are currently governed by Brookline’s Certificate of Incorporation and bylaws and by Delaware law. If the Mergers are completed, Brookline stockholders who receive Berkshire common stock will become Berkshire stockholders and their rights will likewise be governed by Berkshire’s Certificate of Incorporation and bylaws and Delaware law.
The following is a summary of the material differences between the rights of a Brookline stockholder and a Berkshire stockholder. This summary is not a complete statement of the differences between the rights of Brookline stockholders and Berkshire stockholders and is qualified in its entirety by reference to Delaware law and to the Certificate of Incorporation and bylaws of each corporation. Copies of Berkshire’s Certificate of Incorporation and bylaws and Brookline’s Certificate of Incorporation and bylaws are on file with the SEC. Copies of Berkshire’s Certificate of Incorporation and bylaws are also available upon written request addressed to Berkshire Hills Bancorp, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Wm. Gordon Prescott, Corporate Secretary. Copies of Brookline’s Certificate of Incorporation and bylaws are available upon written request addressed to Brookline Bancorp, Inc., 131 Clarendon Street, Boston, Massachusetts 02116, Attention: Marissa Martin, Corporate Secretary.
Authorized Stock
Berkshire	Brookline

•
The Certificate of Incorporation currently authorizes 102,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, $0.01 par value, and 2,000,000 shares of preferred stock, $0.01 par value.

•
The Certificate of Incorporation authorizes 250,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock, $0.01 par value, and 50,000,000 shares of preferred stock, $0.01 par value.

•
In connection with the Mergers, Berkshire is asking its stockholders to approve an amendment to its Certificate of Incorporation to increase the number of authorized shares of capital stock to 202,000,000, consisting of 200,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share.

• At March 26, 2025, there were 46,378,257 shares of Berkshire common stock issued and outstanding.	• At March 26, 2025, there were 89,960,465 shares of Brookline common stock issued and outstanding.
• As of March 26, 2025, there were no shares of Berkshire preferred stock issued and outstanding.	• As of March 26, 2025, there were no shares of Brookline preferred stock issued and outstanding.
Limitations on Voting Rights
Berkshire	Brookline

•
The holders of Berkshire common stock are generally entitled to one vote per share; however, Berkshire’s Certificate of Incorporation provides that a record owner of Berkshire common stock who beneficially owns, either directly or indirectly, in excess of 10% of Berkshire’s outstanding shares, is not entitled to any vote in respect of the shares held in excess of the 10% limit.

•
The holders of Brookline common stock are generally entitled to one vote per share; however, Brookline’s Certificate of Incorporation provides that a record owner of Brookline common stock who beneficially owns, either directly or indirectly, in excess of 10% of Brookline’s outstanding shares, is not entitled to any vote in respect of the shares held in excess of the 10% limit.

Required Vote for Authorization of Certain Actions
Berkshire	Brookline

•
Berkshire’s Certificate of Incorporation provides that an “interested stockholder” (a person who directly or indirectly owns, or an affiliate or associate of Berkshire who has owned in the previous two-year period, more than 10% of Berkshire common stock) may engage in a business combination with Berkshire if at least 80% of the then-outstanding shares of voting stock of Berkshire approve certain business combinations involving an interested stockholder or any affiliate of an interested stockholder. However, if a majority of directors not affiliated with the interested stockholder approve the business combination or certain pricing criteria are satisfied, the affirmative vote of a majority of the outstanding shares of Berkshire is sufficient to approve a business combination.

•
Brookline’s Certificate of Incorporation provides that an “interested stockholder” (a person who directly or indirectly owns, or an affiliate or associate of Brookline who has owned in the previous two-year period, more than 10% of Brookline common stock) may engage in a business combination with Brookline if at least 80% of the then-outstanding shares of voting stock of Brookline approve certain business combinations involving an interested stockholder or any affiliate of an interested stockholder. However, if a majority of directors not affiliated with the interested stockholder approve the business combination or certain pricing criteria are satisfied, the affirmative vote of a majority of the outstanding shares of Brookline is sufficient to approve a business combination.

Evaluation of Offers
Berkshire	Brookline

•
Berkshire’s Certificate of Incorporation provides that its board of directors may, in the context of evaluating any offer of another person to (i) make a tender or exchange offer for any equity security of Berkshire; (ii) merge or consolidate Berkshire with another corporation or entity; or (iii) purchase or otherwise acquire all or substantially all of the properties and assets of Berkshire, in connection with the exercise of its judgement in determining what is in the best interest of Berkshire and its stockholders, give due consideration to all relevant factors, including, without limitation, those factors that directors of any subsidiary of Berkshire may consider in evaluating any action that may result in a change or potential change in the control of the subsidiary, and the social and economic effect of acceptance of such offer: on Berkshire’s present and future customers and employees and those of its subsidiaries; on the communities in which the Berkshire and its subsidiaries operate or are located; on the ability of the Berkshire to fulfill its corporate objective as a savings and loan holding company under applicable laws and regulations; and on the ability of its subsidiary savings institution to fulfill the objectives of a stock form savings institution under applicable statutes and regulations.

•
Brookline’s Certificate of Incorporation provides that when evaluating any offer to Brookline or to Brookline stockholders from another party to (i) make a tender or exchange offer for any equity security of Brookline, (ii) merge or consolidate Brookline with another corporation or entity, or (iii) purchase or otherwise acquire all or substantially all of the properties and assets of Brookline, its board of directors may, in connection with the exercise of its judgment in determining what is in the best interest of Brookline and its stockholders, give due consideration to all relevant factors, including, without limitation, the social and economic effect of acceptance of such offer on: Brookline’s present and future customers and employees and those of its subsidiaries; the communities in which Brookline and its subsidiaries operate or are located; the ability of Brookline to fulfill its corporate objectives as a savings or bank holding company; and the ability of its subsidiary bank to fulfill its corporate objectives under applicable statutes and regulations.

Annual Meetings of Stockholders
Berkshire	Brookline

•
Berkshire’s bylaws provide that annual meetings of stockholders can be called by the board of directors. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the board of directors shall each year fix, which date shall be within 13 months subsequent to the later of the date of incorporation or the last annual meeting of stockholders.

•
Brookline’s bylaws provide that annual meetings of stockholders can be called by the board of directors. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the board of directors shall each year fix, which place, date and time may subsequently be changed at any time by vote of the board of directors. If no annual meeting has been held for a period of 13 months after Brookline’s last annual meeting, a special meeting in lieu thereof may be held, and such special meeting shall have all the force and effect of an annual meeting.

Stockholder Nominations and Proposals
Berkshire	Brookline

•
Under Berkshire’s bylaws, in order for a stockholder to properly bring business before an annual meeting and for stockholder nominations for director and proposals not included in the proxy materials, the stockholder must give written notice to Berkshire’s Corporate Secretary not less than 90 days prior to the date of the annual meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For business to properly be brought before an annual meeting, the business must relate to a proper subject matter for stockholder action.

•
Under Brookline’s bylaws, in order to be considered for possible action by the stockholders at an annual meeting, stockholder nominations for director and stockholder proposals not included in Brookline’s proxy materials must be delivered to or received by Brookline not later than the close of business on the 90th day nor earlier than the close of business on the 120th prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is first convened more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting were held in the preceding year, notice by the stockholder to be timely must be received by Brookline not later than the close of business on the later of the 90th day prior to the scheduled date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. A stockholder’s notice must set forth such information as required by, and otherwise comply with, Brookline’s bylaws.

Board of Directors
Berkshire	Brookline

•
Berkshire’s bylaws provide that its board of directors shall be such number as the board shall designate from time to time, but such number shall not exceed 15. The directors are elected for a concurrent term that shall expire at the next annual meeting of stockholders.

•
Brookline’s bylaws provide that its board of directors shall consist of such number as the board shall from time to time have designated, except in the absence of such designation the number shall be 14. Brookline’s board of directors is divided into three classes, other than those who may be elected by the holders of any class or series of preferred stock.

Board of Directors
Berkshire	Brookline

•
Under Berkshire’s bylaws, any vacancy occurring on the board of directors, including any vacancy created by an increase in the number of directors, may be filled by a majority vote of the directors then in office, though less than a quorum. Any director so chosen will hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director’s successor shall have been duly elected and qualified.

•
Under Brookline’s bylaws, any vacancy occurring in the board of directors, including any vacancy created by an increase in the number of directors, may only be filled by an affirmative vote of the majority of the directors then holding office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the board shall shorten the term of any incumbent director.

•
Under Berkshire’s Certificate of Incorporation, a director may be removed only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of capital stock entitled to vote generally in the election of directors.

•
Brookline’s Certificate of Incorporation provides that directors may be removed only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of capital stock entitled to vote generally in the election of directors.

Director and Officer Liability
Berkshire	Brookline

•
Berkshire’s Certificate of Incorporation provides that a director will not be personally liable to Berkshire for monetary damages for breach of fiduciary duty, except for liability: (i) for any breach of the Director’s duty of loyalty to Berkshire or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of Berkshire shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

•
Brookline’s Certificate of Incorporation provides that a director will not be personally liable to Brookline for monetary damages for breach of fiduciary duty, except for liability (i) for any breach of the director’s duty of loyalty to Brookline or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of Brookline shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

Indemnification
Berkshire	Brookline

•
Berkshire’s Certificate of Incorporation provides that Berkshire shall indemnify any director or officer who is made party to an action by reason of the fact that he or she was a director or officer of Berkshire to the fullest extent permitted by the DGCL, except where indemnification may be prohibited by applicable law.

•
Brookline’s Certificate of Incorporation provides that Brookline shall indemnify any officer or director of Brookline who is made party to an action by reason of the fact that he or she was an officer or director of Brookline to the fullest extent permitted by the DGCL, except where indemnification may be prohibited by applicable law.

Amendment of the Bylaws
Berkshire	Brookline

•
Berkshire’s bylaws generally may be amended or repealed by the board of directors at any meeting of the board, provided notice of the proposed change was given not less than two days prior to the meeting. The stockholders shall also have power to amend, alter or repeal the bylaws at any meeting of stockholders provided notice of the proposed change was given in the notice of the meeting; provided, however, that, notwithstanding any other provisions of the bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the voting stock required by law, the Certificate of Incorporation, any preferred stock designation or the bylaws, the affirmative votes of the holders of at least 80% of the voting power of all the then-outstanding shares of the voting stock, voting together as a single class, shall be required.

•
Brookline’s bylaws generally may be amended or repealed by the board of directors at any meeting of the board, provided notice of the proposed change was given not less than two days prior to the meeting. The stockholders shall also have power to amend, alter or repeal the bylaws at any meeting of stockholders provided notice of the proposed change was given in the notice of the meeting; provided, however, that, notwithstanding any other provisions of the bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the voting stock required by law, the Certificate of Incorporation, any preferred stock designation or the bylaws, the affirmative votes of the holders of at least 80% of the voting power of all the then-outstanding shares of the voting stock, voting together as a single class, shall be required.

Amendment of the Certificate of Incorporation
Berkshire	Brookline

•
Berkshire’s Certificate of Incorporation provides that Berkshire may amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the state of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of Berkshire entitled to vote generally in the election of directors shall be required to amend or repeal certain provisions of the Certificate of Incorporation.

•
Brookline’s Certificate of Incorporation provides that Brookline may amend or repeal any provision contained in the Certificate of Incorporation in the manner prescribed by the laws of the state of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of Brookline entitled to vote generally in the election of directors shall be required to amend or repeal certain provisions of the Certificate of Incorporation.

MARKET PRICE AND DIVIDEND INFORMATION
Berkshire common stock is listed on the NYSE under the symbol “BHLB.” Brookline common stock is listed on the Nasdaq Global Select Market under the symbol “BRKL.” As of March 26, 2025, there were approximately 3,472 holders of record of Berkshire common stock. As of March 26, 2025, there were approximately 2,573 holders of record of Brookline common stock. These numbers do not reflect the number of persons or entities who may hold their stock in nominee or “street name” through brokerage firms.
Changes in the market price of Berkshire common stock prior to the completion of the Mergers will affect the value of the Merger Consideration that Brookline stockholders will be entitled to receive upon completion of the Mergers. You should obtain current market quotations for Berkshire common stock and Brookline common stock, as the market price of Berkshire common stock and Brookline common stock will fluctuate between the date of this document and the date on which the Mergers are completed. You can get these quotations on the internet or by calling your broker.

LEGAL MATTERS
The validity of the Berkshire common stock to be issued in the proposed Mergers has been passed upon for Berkshire by Luse Gorman, PC, Washington, D.C. Certain United States federal income taxes consequences relating to the Mergers will be passed upon for Berkshire by Luse Gorman, PC, Washington, D.C. and for Brookline by Goodwin Procter LLP, Boston, Massachusetts.
EXPERTS
The consolidated financial statements of Berkshire Hills Bancorp, Inc. as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, have been audited by Crowe LLP, independent registered public accounting firm, and are incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon the report of Crowe LLP given on the authority of such firm as experts in accounting and auditing.
The consolidated financial statements of Brookline Bancorp, Inc. as of December 31, 2024 and 2023, and for each of the years in the three-year period ended December 31, 2024, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2024 have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for joint proxy statement/prospectuses with respect to two or more stockholders sharing the same address by delivering a single joint proxy statement/prospectus addressed to those stockholders. This process, which is commonly referred to as “householding,” provides extra convenience for stockholders and cost savings for companies. Each of Berkshire and Brookline will mail only one copy of the Joint Proxy Statement/Prospectus to multiple stockholders sharing the same address. Once you have received notice from your broker or either Berkshire or Brookline, as applicable, that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you hold your shares in street name and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your broker, bank, trustee or other nominee. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.
STOCKHOLDER PROPOSALS AND NOMINATIONS
Brookline held its 2024 annual meeting of stockholders on May 8, 2024. Brookline does not intend to hold a 2025 annual meeting of stockholders if the Mergers are completed as currently expected. In the event that the Mergers are not completed within the expected timeframe or at all, Brookline may hold an annual meeting of stockholders in 2025 (the “Brookline 2025 Annual Meeting”).
In order to be considered for inclusion in the proxy materials for Brookline 2025 Annual Meeting, any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in Brookline’s proxy materials for the Brookline 2025 Annual Meeting must have been received by Brookline on or before November 29, 2024. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy materials. Stockholder proposals to be presented at the Brookline 2025 Annual Meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in Brookline’s proxy materials for its 2025 Annual Meeting, must have been received in writing at Brookline’s principal executive office, together with the appropriate supporting documentation, not later than February 7, 2025, nor earlier than January 8, 2025, provided, however, that in the event the Brookline 2025 Annual Meeting is first convened more than 30 days before or more than 60 days after the anniversary of the annual meeting of stockholders held in 2024, the stockholder proposal must be so received by the later of the close of business on the 90th day prior to the scheduled date of the Brookline 2025 Annual Meeting or the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. Proxies solicited by Brookline’s board of directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposals must be mailed to: Brookline Bancorp, Inc., 131 Clarendon Street, Boston, Massachusetts 02116, Attn.: Corporate Secretary.
In order to be eligible for inclusion in the proxy materials for Berkshire’s annual meeting to be held in 2025, any stockholder proposal to take action at such meeting must be received at Berkshire’s executive offices, 60 State Street, Boston, Massachusetts 02109, no later than December 8, 2025. If next year’s Annual Meeting is held on a date more than 30 calendar days from May 21, 2026, a shareholder proposal must be received by a reasonable time before the Company begins to print and distribute its proxy solicitation for such Annual Meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Berkshire’s bylaws also provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to Berkshire’s Corporate Secretary not less than 90 days prior to the annual meeting. However, if less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given to shareholders, such notice must be received not later than the close of business of the tenth day following the day on which notice of the date of the annual meeting was mailed to shareholders or prior public disclosure of the meeting date was made. Berkshire’s bylaws require that the notice must include, among other things, the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. A copy of the bylaws may be obtained through Berkshire's website at ir.berkshirebank.com. Additionally, under SEC Rule 14a-19, a stockholder intending to engage in a director election contest at next year’s annual meeting of stockholders must give Berkshire notice of its intent to solicit proxies by providing the names of its nominees and certain other information by March 23, 2026.
Nothing in the foregoing shall be deemed to require Brookline or Berkshire to include in their respective proxy materials relating to any annual meeting any stockholder proposal or nomination which does not satisfy all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.
WHERE YOU CAN FIND MORE INFORMATION
Berkshire and Brookline file annual, quarterly and current reports, proxy statements and other information with the SEC. These filings are available to the public over the internet at the Securities and Exchange Commission’s website at www.sec.gov.
Berkshire has filed with the SEC a registration statement on Form S-4 under the Securities Act to register the shares of Berkshire common stock to be issued to Brookline stockholders in the Mergers. This document is a part of that registration statement and constitutes a prospectus of Berkshire and a proxy statement of Berkshire in addition to being a proxy statement of Brookline for its special meeting and of Berkshire for its annual meeting. As permitted by the SEC rules, this document does not contain all of the information that you can find in the registration statement or in the exhibits to the registration statement.
All information in this document concerning Berkshire and its subsidiaries has been furnished by Berkshire and all information in this document concerning Brookline and its subsidiaries has been furnished by Brookline.
You should rely only on the information contained in this document when evaluating the Merger Agreement and the Mergers. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 8, 2025. You should not assume that the information contained in this document is accurate as of any date other than such date, and neither the mailing of this document to stockholders of Brookline or Berkshire nor the issuance of shares of Berkshire common stock as contemplated by the Merger Agreement shall create any implication to the contrary.
Berkshire and Brookline incorporate by reference additional documents that each company may file with the SEC between the date of this document and the later of the date of the Berkshire Annual Meeting and the date of the Brookline Special Meeting. These documents include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K (other than information furnished under Items 2.02 or 7.01 of Form 8-K), as well as proxy statements.
BERKSHIRE FILINGS (SEC FILE NO 001-15781)
Filings	Period of Report or Date Filed
• Annual Report on Form 10-K, as amended by that Amendment No. 1 on Form 10-K/A	Year ended December 31, 2024
• Current Reports on Form 8-K	Filed on February 7, 2025
BROOKLINE FILINGS (SEC FILE NO. 001-23695)
Filings	Period of Report or Date Filed
• Annual Report on Form 10-K, as amended by that Amendment No. 1 on Form 10-K/A	Year ended December 31, 2024
Documents incorporated by reference are available from Berkshire and Brookline without charge (except for exhibits to the documents unless the exhibits are specifically incorporated in this document by reference). You may obtain documents incorporated by reference in this document by requesting them in writing or by telephone from the appropriate company at the following address:
Berkshire Hills Bancorp, Inc. 60 State Street Boston, Massachusetts 02109 Attention: Wm. Gordon Prescott, Corporate Secretary Telephone: (800) 773-5601 ext. 133773	Brookline Bancorp, Inc. 131 Clarendon Street Boston, Massachusetts 02116 Attention: Marissa Martin Telephone: (617) 425-4600
If you would like to request documents from Berkshire and/or Brookline, please do so by May 14, 2025 to receive them before each company’s meeting of stockholders. If you request any incorporated documents, Berkshire and/or Brookline will mail them to you by first-class mail, or other equally prompt means, within one business day of its receipt of your request.
Neither Berkshire nor Brookline has authorized anyone to give any information or make any representation about the Mergers or the companies that is different from, or in addition to, that contained in this document or in any of the materials that have been incorporated in this document. Therefore, if anyone gives you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by document or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

ANNEX A
AGREEMENT AND PLAN OF MERGER
by and among
BERKSHIRE HILLS BANCORP, INC.,
COMMERCE ACQUISITION SUB, INC.
and
BROOKLINE BANCORP, INC.
Dated as of December 16, 2024

INDEX OF DEFINED TERMS
Acquisition Proposal	A-49
Affiliate	A-59
Agreement	A-1
Bank Merger	A-5
Bank Merger Agreement	A-5
Bank Merger Certificates	A-5
Bank Merger Effective Time	A-5
Bank Rhode Island	A-5
Bank Rhode Island Bank Merger	A-5
Baseline Closing Date	A-2
Berkshire	A-1
Berkshire 401(k) Plan	A-45
Berkshire Bank	A-5
Berkshire Benefit Plans	A-30
Berkshire Board Recommendation	A-43
Berkshire Bylaws	A-5
Berkshire Certificate	A-5
Berkshire Common Stock	A-2
Berkshire Contract	A-35
Berkshire Designated Directors	A-48
Berkshire Disclosure Schedule	A-23
Berkshire Equity Awards	A-4
Berkshire ESOP	A-24
Berkshire Insiders	A-33
Berkshire Meeting	A-43
Berkshire Owned Properties	A-36
Berkshire Preferred Stock	A-24
Berkshire Qualified Plans	A-30
Berkshire Real Property	A-36
Berkshire Regulatory Agreement	A-30
Berkshire Reports	A-27
Berkshire Restricted Stock Unit Awards	A-24
Berkshire Share Issuance	A-10
Berkshire Stock Options	A-24
Berkshire Stock Plans	A-4
Berkshire Subsidiary	A-27
BHC Act	A-8
BOLI	A-23
Borrower	A-22
Brookline	A-1
Brookline 401(k) Plan	A-45
Brookline Bank	A-5

Brookline Benefit Plans	A-15
Brookline Board Recommendation	A-43
Brookline Bylaws	A-4
Brookline Certificate	A-4
Brookline Common Stock	A-2
Brookline Contract	A-19
Brookline Disclosure Schedule	A-8
Brookline Equity Awards	A-3
Brookline Indemnified Parties	A-46
Brookline Insiders	A-50
Brookline Meeting	A-43
Brookline Owned Properties	A-20
Brookline Preferred Stock	A-9
Brookline Qualified Plans	A-15
Brookline Real Property	A-20
Brookline Regulatory Agreement	A-19
Brookline Reports	A-11
Brookline Restricted Stock Award	A-3
Brookline Restricted Stock Unit Award	A-3
Brookline Stock Plans	A-3
Brookline Subsidiary	A-8
Certificate of Merger	A-2
Chosen Courts	A-58
Closing	A-2
Closing Date	A-2
Code	A-1
Commerce Acquisition Sub, Inc.	A-1
Commerce Acquisition Sub, Inc. Bylaws	A-24
Commerce Acquisition Sub, Inc. Certificate	A-24
Commerce Acquisition Sub, Inc. Common Stock	A-3
Confidentiality Agreement	A-42
Continuation Period	A-45
Continuing Employees	A-45
Controlled Group Liability	A-15
Delaware Secretary
DGCL	A-2
Effective Time	A-2
Enforceability Exceptions	A-2
Environmental Laws	A-20
ERISA	A-15
ERISA Affiliate	A-15
Exchange Act	A-0
Exchange Agent	A-6
Exchange Fund	A-6

Exchange Ratio	A-2
FDIC	A-8
Federal Reserve Board	A-10
GAAP	A-8
Governmental Entity	A-10
Holdco Merger	A-1
Holdco Merger Certificate	A-4
Holdco Merger Effective Time	A-4
Hovde	A-13
Intellectual Property	A-21
Interim Surviving Corporation	A-1
IRS	A-13
Joint Proxy Statement	A-10
Knowledge	A-57
Liens	A-9
Loans	A-22
Material Adverse Effect	A-8
Materially Burdensome Regulatory Condition	A-41
MDOB	A-10
Merger	A-1
Merger Consideration	A-2
Multiemployer Plan	A-15
Multiple Employer Plan Multiple Employer Plan	A-15
Nasdaq	A-10
New Certificates	A-6
New Or Revised Equity Incentive Plan	A-25
NYDFS	A-10
NYSE	A-6
Old Certificate	A-2
PBGC	A-15
PCSB Bank	A-5
Permitted Encumbrances	A-20
Person	A-57
Personal Data	A-18
Premium Cap	A-46
Raymond James	A-28
Recommendation Change	A-43
Regulatory Agencies	A-11
Representatives	A-49
Requisite Brookline Vote	A-10
Requisite Berkshire Vote	A-25
Requisite Regulatory Approvals	A-41
Restated Certificate of Incorporation	A-5
RIDOB	A-10

S-4	A-10
Sarbanes-Oxley Act	A-11
SEC	A-10
Securities Act	A-11
Security Breach	A-18
Significant Subsidiaries	A-8
SRO	A-11
Subsidiary	A-8
Surviving Bank	A-5
Surviving Corporation	A-1
Surviving Entity Plans	A-45
Takeover Statutes	A-21
Tax	A-15
Tax Return	A-15
Taxes	A-15
Termination Date	A-53
Termination Fee	A-53
Total Borrower Commitment	A-22

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER, dated as of December 16, 2024 (this “Agreement”), by and among Berkshire Hills Bancorp, Inc., a Delaware corporation (“Berkshire”), Commerce Acquisition Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Berkshire (“Commerce Acquisition Sub, Inc.”), and Brookline Bancorp, Inc., a Delaware corporation (“Brookline”).
W I T N E S S E T H:
WHEREAS, the Boards of Directors of Berkshire, Commerce Acquisition Sub, Inc. and Brookline have determined that it is in the best interests of their respective companies and stockholders, as applicable, to consummate the strategic business combination transaction provided for herein, pursuant to which Commerce Acquisition Sub, Inc. will, subject to the terms and conditions set forth herein, merge with and into Brookline (the “Merger”), so that Brookline is the surviving corporation (hereinafter sometimes referred to in such capacity, the “Interim Surviving Corporation”) in the Merger, and, immediately following the Merger and as part of a single integrated transaction for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), the Interim Surviving Corporation will, subject to the terms and conditions set forth herein, merge with and into Berkshire (the “Holdco Merger”), so that Berkshire is the surviving corporation in the Holdco Merger (hereinafter sometimes referred to in such capacity as the “Surviving Corporation”);
WHEREAS, in furtherance thereof, the respective Boards of Directors of Berkshire, Commerce Acquisition Sub, Inc. and Brookline have approved this Agreement and the transactions contemplated hereby and, in the case of Berkshire, have resolved to submit the Berkshire Share Issuance (as defined in Section 3.4 below) to its stockholders for approval and to recommend that its stockholders approve the Berkshire Share Issuance and, in the case of Brookline, have directed that this Agreement be submitted to a vote of its stockholders for approval and have recommended that its stockholders approve this Agreement;
WHEREAS, for federal income tax purposes, it is intended that the Merger and the Holdco Merger, taken together, shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and this Agreement is intended to be and is adopted as a plan of reorganization for purposes of Sections 354 and 361 of the Code;
WHEREAS, the parties acknowledge that the Merger and the Holdco Merger, taken together, shall constitute a “change in control” as such term is defined in the benefit plans and agreements of Berkshire, Brookline and their subsidiaries; and
WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the transactions contemplated hereby and also to prescribe certain conditions to the transactions contemplated hereby.
NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:
ARTICLE I
THE MERGER AND THE HOLDCO MERGER
Section 1.1.   The Merger.   Subject to the terms and conditions of this Agreement, in accordance with the Delaware General Corporation Law (the “DGCL”), at the Effective Time, Commerce Acquisition Sub, Inc. shall merge with and into Brookline. Brookline shall be the Interim Surviving Corporation in the Merger and shall continue its corporate existence under its certificate of incorporation, bylaws, and the laws of the State of Delaware. Upon consummation of the Merger, the separate corporate existence of Commerce Acquisition Sub, Inc. shall terminate.
Section 1.2.   Closing.   Subject to the terms and conditions of this Agreement, the closing of the Merger (the “Closing”) will take place (a) by electronic exchange of documents at 9:00 a.m., Eastern time, on a date which shall be no later than five (5) business days after all of the conditions set forth in Article VII hereof have been satisfied or waived (other than those conditions that by their nature can only be satisfied at the Closing, but subject to the satisfaction or waiver thereof) (the “Baseline Closing Date”); (b) at the election of both parties, on the last business day of the month in which the Baseline Closing Date occurs; or (c) at such other date, time or place as Berkshire and Brookline may mutually agree in writing after all of such conditions have been satisfied or waived (other than those conditions that by their nature can only be satisfied at the Closing, but subject to the satisfaction or waiver thereof). The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”.
Section 1.3.   Effective Time.   The Merger shall become effective as set forth in the certificate of merger (the “Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware (the “Delaware Secretary”), on the Closing Date. The Certificate of Merger, which shall be in a form reasonably satisfactory to Brookline and Berkshire, shall be executed and caused to be filed as promptly as practicable after all of the conditions in Article VII have been satisfied or, if permissible, waived by the party entitled to do so. The term “Effective Time” shall be the time on the Closing Date when the Merger becomes effective, as set forth in the Certificate of Merger.
Section 1.4.   Effects of the Merger.   At the Effective Time, the Merger shall have the effects set forth in the applicable provisions of the DGCL and this Agreement.
Section 1.5.   Conversion of Brookline Common Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of Berkshire, Commerce Acquisition Sub, Inc., Brookline, or the holder of any securities of Berkshire or Brookline:
(a)   Subject to Section 2.2(e), each share of the common stock, $0.01 par value, of Brookline (the “Brookline Common Stock”) issued and outstanding immediately prior to the Effective Time, except for shares of Brookline Common Stock owned by Brookline as treasury shares or owned by Brookline or Berkshire (in each case other than shares of Brookline Common Stock (i) held in trust accounts, managed accounts, mutual funds and the like, or otherwise held in a fiduciary or agency capacity that are beneficially owned by third parties or (ii) held, directly or indirectly, by Brookline or Berkshire in respect of debts previously contracted), shall be converted into the right to receive 0.42 of a share (the “Exchange Ratio” and such shares, the “Merger Consideration”) of the common stock, $0.01 par value, of Berkshire (the “Berkshire Common Stock”).
(b)   All of the shares of Brookline Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each certificate (each, an “Old Certificate,” it being understood that any reference herein to an “Old Certificate” shall be deemed to include reference to book-entry account statements relating to the ownership of shares of Brookline Common Stock) previously representing any such shares of Brookline Common Stock shall thereafter represent only the right to receive (i) a New Certificate representing the number of whole shares of Berkshire Common Stock which such shares of Brookline Common Stock have been converted into the right to receive, (ii) cash in lieu of fractional shares which the shares of Brookline Common Stock represented by such Old Certificate have been converted into the right to receive pursuant to this Section 1.5 and Section 2.2(e), without any interest thereon, and (iii) any dividends or distributions which the holder thereof has the right to receive pursuant to Section 2.2, without any interest thereon. If, prior to the Effective Time, the outstanding shares of Berkshire Common Stock or Brookline Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, or there shall be any extraordinary dividend or distribution, an appropriate and proportionate adjustment shall be made to the Exchange Ratio to give Berkshire and the holders of Brookline Common Stock the same economic effect as contemplated by this Agreement prior to such event; provided, that nothing contained in this sentence shall be construed to permit Brookline or Berkshire to take any action with respect to its securities or otherwise that is prohibited by the terms of this Agreement.
(c)   Notwithstanding anything in this Agreement to the contrary, at the Effective Time, all shares of Brookline Common Stock owned by Brookline as treasury shares or owned by Brookline or Berkshire (in each case other than shares of Brookline Common Stock (i) held in trust accounts, managed accounts, mutual funds and the like, or otherwise held in a fiduciary or agency capacity that are beneficially owned by third parties or (ii) held, directly or indirectly, by Brookline or Berkshire in respect of debts previously contracted) shall be cancelled and shall cease to exist and no Berkshire Common Stock or other consideration shall be delivered in exchange therefor.
Section 1.6.   Commerce Acquisition Sub, Inc. Stock.   At and after the Effective Time, each share of common stock of Commerce Acquisition Sub, Inc., par value $0.01 per share (“Commerce Acquisition Sub, Inc. Common Stock”), issued and outstanding immediately prior to the Effective Time shall at the Effective Time be converted into and become one share of common stock, par value $0.01 per share, of the Interim Surviving Corporation.
Section 1.7.   Treatment of Brookline Equity Awards
(a)   Except as otherwise agreed between Brookline and Berkshire, at the Effective Time, all outstanding time or performance-based restricted stock awards in respect of a share of Brookline Common Stock under the Brookline Stock Plan (as defined below) (each, a “Brookline Restricted Stock Award”), shall, automatically and without any required action on the part of the holder thereof, accelerate in full and fully vest, with any applicable performance-based vesting condition to be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter, and shall be converted into, and become exchanged for the Merger Consideration (less applicable Taxes (as defined in Section 3.10(b)) required to be withheld, if any, with respect to such vesting in accordance with Section 2.2(g)) within five (5) business days after the Effective Time; provided, that if such time frame is not operationally feasible, each Brookline Restricted Stock Award shall be cancelled and converted into the right to receive the Merger Consideration as soon as reasonably practicable after the Effective Time.
(b)   At or prior to the Effective Time, Brookline, the Board of Directors of Brookline or the compensation committee of the Board of Directors of Brookline, as applicable, shall adopt any resolutions and take any actions that are necessary to (i) effectuate the treatment of the Brookline Equity Awards (as defined below) consistent with the provisions of this Section 1.7 and (ii) cause the Brookline Stock Plan to terminate at or prior to the Effective Time. Brookline shall take all actions necessary to ensure that from and after the Effective Time, Berkshire will not be required to deliver shares of Brookline Common Stock or other capital stock of Brookline to any person pursuant to or in settlement of Brookline Equity Awards.
(c)   For purposes of this Agreement, the following terms shall have the following meanings:
(i)   “Brookline Equity Awards” means the Brookline Restricted Stock Awards.
(ii)   “Brookline Stock Plan” means the Brookline Bancorp, Inc. 2021 Stock Option and Incentive Plan.
Section 1.8.   Treatment of Berkshire Equity Awards
(a)   Except as otherwise agreed between Brookline and Berkshire, at the Effective Time, all outstanding restricted stock awards in respect of a share of Berkshire Common Stock under the Berkshire Stock Plans (as defined below) (each, a “Berkshire Restricted Stock Award”), shall, automatically and without any required action on the part of the holder thereof, accelerate in full and fully vest (less applicable Taxes required to be withheld, if any, with respect to such vesting in accordance with applicable law).
(b)   Except as otherwise agreed between Brookline and Berkshire, at the Effective Time, (i) any vesting conditions applicable to each outstanding time or performance-based restricted stock unit award in respect of a share of Berkshire Common Stock granted under the Berkshire Stock Plans (a “Berkshire Restricted Stock Unit Award”), shall, automatically and without any required action on the part of the holder thereof, accelerate in full and fully vest (less applicable Taxes required to be withheld, if any, with respect to such vesting in accordance with applicable law), with any applicable performance-based vesting condition to be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.
(c)   Except as otherwise agreed between Brookline and Berkshire, at the Effective Time, all outstanding and unexercised stock options in respect of a share of Berkshire Common Stock under the

Berkshire Stock Plans (each, a “Berkshire Stock Option”), shall, automatically and without any required action on the part of the holder thereof, accelerate in full and fully vest, and shall remain outstanding with the same exercise price to which they were subject prior to the Effective Time, and except as noted above, shall not otherwise be affected by the Merger.
(d)   At or prior to the Effective Time, Berkshire, the Board of Directors of Berkshire or the compensation committee of the Board of Directors of Berkshire, as applicable, shall adopt any resolutions and take any actions that are necessary to (i) effectuate the treatment of the Berkshire Equity Awards (as defined below) consistent with the provisions of this Section 1.8 and (ii) cause contingent on the approval of the New Or Revised Equity Incentive Plan by Berkshire’s stockholders at the Berkshire Meeting, the Berkshire Stock Plans to terminate at the Effective Time, if necessary.
(e)   For purposes of this Agreement, the following terms shall have the following meanings:
(i)   “Berkshire Equity Awards” means the Berkshire Restricted Stock Awards, the Berkshire Restricted Stock Unit Awards and the Berkshire Stock Options.
(ii)   “Berkshire Stock Plans” means the Berkshire Hills Bancorp, Inc. 2018 Equity Incentive Plan and the Berkshire Hills Bancorp, Inc. 2022 Equity Incentive Plan.
Section 1.9.   Certificate of Incorporation of Interim Surviving Corporation.   At the Effective Time, the Certificate of Incorporation of Brookline (the “Brookline Certificate”), as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Interim Surviving Corporation until thereafter amended in accordance with applicable law.
Section 1.10.   Bylaws of Interim Surviving Corporation.   At the Effective Time, the Amended and Restated Bylaws of Brookline (the “Brookline Bylaws”), as in effect immediately prior to the Effective Time, shall be the bylaws of the Interim Surviving Corporation until thereafter amended in accordance with applicable law.
Section 1.11.   Directors and Officers of Interim Surviving Corporation.   At the Effective Time, the directors and officers of Commerce Acquisition Sub, Inc. as of immediately prior to the Effective Time shall, at and after the Effective Time, be the directors and officers, respectively, of the Interim Surviving Corporation, such individuals to serve in such capacities until such time as their respective successors shall have been duly elected or appointed and qualified or until their respective earlier death, resignation or removal from office.
Section 1.12.   Tax Consequences.   It is intended that the Merger and the Holdco Merger, taken together, shall be treated as an integrated transaction described in Revenue Ruling 2001-46, 2001-2 C.B. 321, and shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement is intended to be and is adopted as a plan of reorganization for the purposes of Sections 354 and 361 of the Code.
Section 1.13.   Holdco Merger.
(a)   General.   Immediately following the Merger and as part of a single integrated transaction for U.S. federal income tax purposes, Berkshire shall cause the Interim Surviving Corporation to be, and the Interim Surviving Corporation shall be, merged with and into Berkshire in accordance with the DGCL. Berkshire shall be the Surviving Corporation in the Holdco Merger, and shall continue its corporate existence under the laws of the State of Delaware. Upon consummation of the Holdco Merger, the separate corporate existence of the Interim Surviving Corporation shall terminate.
(b)   Holdco Merger Effective Time.   Berkshire and the Interim Surviving Corporation shall cause to be filed a certificate of merger with the Delaware Secretary with respect to the Holdco Merger (the “Holdco Merger Certificate”). The Holdco Merger shall become effective at such date and time as specified in the Holdco Merger Certificate in accordance with the relevant provisions of the DGCL, as applicable, or at such other date and time as shall be provided by applicable law (such date and time hereinafter referred to as the “Holdco Merger Effective Time”).

(c)   Effects of the Holdco Merger.   At and after the Holdco Merger Effective Time, the Holdco Merger shall have the effects set forth in the applicable provisions of the DGCL and this Agreement.
(d)   Cancellation of Interim Surviving Corporation Stock.   Each share of common stock, par value $0.01 per share, of the Interim Surviving Corporation, as well as each share of any other class or series of capital stock of the Interim Surviving Corporation, in each case that is issued and outstanding immediately prior to the Holdco Merger Effective Time, shall, at the Holdco Merger Effective Time, solely by virtue and as a result of the Holdco Merger and without any action on the part of any holder thereof, automatically be cancelled and retired for no consideration and shall cease to exist.
(e)   Berkshire Stock.   At and after the Holdco Merger Effective Time, each share of Berkshire Common Stock issued and outstanding immediately prior to the Holdco Merger Effective Time shall remain an issued and outstanding share of Berkshire Common Stock and shall not be affected by the Holdco Merger.
(f)   Certificate of Incorporation of Surviving Corporation.   At the Holdco Merger Effective Time, the Certificate of Incorporation of Berkshire (the “Berkshire Certificate”), as in effect immediately prior to the Holdco Merger Effective Time, shall be amended and restated in its entirety, as set forth in Exhibit A attached hereto (the “Restated Certificate of Incorporation”), and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation, until thereafter amended or provided therein and by applicable law.
(g)   Bylaws of Surviving Corporation.   At the Holdco Merger Effective Time, the Amended and Restated Bylaws of Berkshire (the “Berkshire Bylaws”) as in effect immediately prior to the Holdco Merger Effective Time and as amended as set forth on Exhibit B attached hereto (the “Bylaws Amendment”), shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with their terms and applicable law.
(h)   Directors and Officers of the Surviving Corporation and Surviving Bank.   The directors and officers of Surviving Corporation and Surviving Bank shall be as set forth in Section 6.13, each to serve or hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation or Surviving Bank, as applicable.
Section 1.14.   Bank Merger.   Immediately after the Merger, Berkshire Bank (“Berkshire Bank”), a Massachusetts trust company and a wholly-owned subsidiary of Berkshire, Bank Rhode Island (“Bank Rhode Island”), a Rhode Island bank and a wholly-owned subsidiary of Brookline, and PCSB Bank (“PCSB Bank”), a New York savings bank and a wholly-owned subsidiary of Brookline, will merge (the “Bank Merger”) with and into Brookline Bank, a Massachusetts trust company and a wholly-owned subsidiary of Brookline (“Brookline Bank”). Brookline Bank shall be the surviving entity in the Bank Merger (the “Surviving Bank”), and following the Bank Merger, the separate corporate existence of each of Berkshire Bank, Bank Rhode Island, and PCSB Bank shall cease. Promptly after the date of this Agreement, Brookline Bank, Bank Rhode Island, PCSB Bank and Berkshire Bank will enter into an agreement and plan of merger in substantially the form set forth in Exhibit C (the “Bank Merger Agreement”). Brookline shall approve the Bank Merger Agreement and the Bank Merger as the sole stockholder of Brookline Bank, Bank Rhode Island, and PCSB Bank, and Berkshire shall approve the Bank Merger Agreement and the Bank Merger as the sole stockholder of Berkshire Bank. Brookline and Berkshire shall, and shall cause Brookline Bank, Bank Rhode Island, PCSB Bank, and Berkshire Bank, respectively, to execute certificates or articles of merger and such other documents and certificates as are necessary to make the Bank Merger effective (“Bank Merger Certificates”) immediately following the Holdco Merger Effective Time. The Bank Merger shall become effective promptly following the Holdco Merger Effective Time or at such date and time as specified in the Bank Merger Agreement in accordance with applicable law (such date and time hereinafter referred to as the “Bank Merger Effective Time”).
ARTICLE II
EXCHANGE OF SHARES
Section 2.1.   Berkshire to Make Merger Consideration Available.   At or prior to the Effective Time, Berkshire shall deposit, or shall cause to be deposited, with an exchange agent designated by Berkshire and acceptable to Brookline (the “Exchange Agent”), for the benefit of the holders of Old Certificates, for exchange in accordance with this Article II, (a) certificates or, at Berkshire’s option, evidence of shares in book-entry form (collectively, referred to herein as “New Certificates”), representing the shares of Berkshire Common Stock to be issued to holders of Brookline Common Stock and (b) cash in lieu of any fractional shares (such cash and New Certificates, together with any dividends or distributions with respect thereto, being hereinafter referred to as the “Exchange Fund”), to be issued pursuant to Section 1.5 and paid pursuant to Section 2.2(a).
Section 2.2.   Exchange of Shares.
(a)   As promptly as practicable after the Effective Time, but in no event later than five (5) business days thereafter, Berkshire and Brookline shall cause the Exchange Agent to mail to each holder of record of one or more Old Certificates representing shares of Brookline Common Stock immediately prior to the Effective Time that have been converted at the Effective Time into the right to receive the Merger Consideration pursuant to Article I, a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Old Certificates shall pass, only upon proper delivery of the Old Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Old Certificates in exchange for New Certificates representing the number of whole shares of Berkshire Common Stock and any cash in lieu of fractional shares which the shares of Brookline Common Stock represented by such Old Certificate or Old Certificates shall have been converted into the right to receive pursuant to this Agreement as well as any dividends or distributions to be paid pursuant to Section 2.2(b). Upon proper surrender of an Old Certificate or Old Certificates for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, the holder of such Old Certificate or Old Certificates shall be entitled to receive in exchange therefor, as applicable, (i) a New Certificate representing that number of whole shares of Berkshire Common Stock to which such holder of Brookline Common Stock shall have become entitled pursuant to the provisions of Article I and (ii) a check representing the amount of (A) any cash in lieu of fractional shares which such holder has the right to receive in respect of the Old Certificate or Old Certificates surrendered pursuant to the provisions of this Article II and (B) any dividends or distributions which the holder thereof has the right to receive pursuant to Section 2.2(b), and the Old Certificate or Old Certificates so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any cash in lieu of fractional shares or dividends or distributions payable to holders of Old Certificates. Until surrendered as contemplated by this Section 2.2, each Old Certificate shall be deemed at any time after the Effective Time to represent only the right to receive, upon surrender, the number of whole shares of Berkshire Common Stock which the shares of Brookline Common Stock represented by such Old Certificate have been converted into the right to receive and any cash in lieu of fractional shares or in respect of dividends or distributions as contemplated by this Section 2.2.
(b)   No dividends or other distributions declared with respect to Berkshire Common Stock shall be paid to the holder of any unsurrendered Old Certificate until the holder thereof shall surrender such Old Certificate in accordance with this Article II. After the surrender of an Old Certificate in accordance with this Article II, the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to the whole shares of Berkshire Common Stock which the shares of Brookline Common Stock represented by such Old Certificate have been converted into the right to receive.
(c)   If any New Certificate representing shares of Berkshire Common Stock is to be issued in a name other than that in which the Old Certificate or Old Certificates surrendered in exchange therefor is or are registered, it shall be a condition of the issuance thereof that the Old Certificate or Old Certificates so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other similar Taxes required by reason of the issuance of a New Certificate representing shares of Berkshire Common Stock in any name other than that of the registered holder of the Old Certificate or Old Certificates surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.
(d)   After the Effective Time, there shall be no transfers on the stock transfer books of Brookline of the shares of Brookline Common Stock that were issued and outstanding immediately prior to the

Effective Time. If, after the Effective Time, Old Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for New Certificates representing shares of Berkshire Common Stock, cash in lieu of fractional shares and dividends or distributions as provided in this Article II.
(e)   Notwithstanding anything to the contrary contained herein, no New Certificates or scrip representing fractional shares of Berkshire Common Stock shall be issued upon the surrender for exchange of Old Certificates, no dividend or distribution with respect to Berkshire Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Berkshire. In lieu of the issuance of any such fractional share, Berkshire shall pay to each former holder of Brookline Common Stock who otherwise would be entitled to receive such fractional share an amount in cash (rounded to the nearest cent) determined by multiplying (i) the average of the closing-sale prices of Berkshire Common Stock on the New York Stock Exchange (the “NYSE”) as reported by The Wall Street Journal for the consecutive period of ten (10) full trading days ending on the day preceding the Closing Date by (ii) the fraction of a share (after taking into account all shares of Brookline Common Stock held by such holder immediately prior to the Effective Time and rounded to the nearest thousandth when expressed in decimal form) of Berkshire Common Stock which such holder would otherwise be entitled to receive pursuant to Section 1.5. The parties acknowledge that payment of such cash consideration in lieu of issuing fractional shares is not separately bargained-for consideration, but merely represents a mechanical rounding off for purposes of avoiding the expense and inconvenience that would otherwise be caused by the issuance of fractional shares.
(f)   Any portion of the Exchange Fund that remains unclaimed by the holders of Brookline Common Stock for twelve (12) months after the Effective Time shall be paid to the Surviving Corporation. Any former holders of Brookline Common Stock who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation for payment of the shares of Berkshire Common Stock, cash in lieu of any fractional shares and any unpaid dividends and distributions on the Berkshire Common Stock deliverable in respect of each former share of Brookline Common Stock that such holder holds as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Berkshire, Brookline, the Surviving Corporation, the Exchange Agent or any other person shall be liable to any former holder of shares of Brookline Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.
(g)   Berkshire shall be entitled to deduct and withhold, or cause the Exchange Agent to deduct and withhold, from any cash in lieu of fractional shares of Berkshire Common Stock, any dividends or distributions payable pursuant to this Section 2.2 or any other consideration otherwise payable pursuant to this Agreement to any holder of Brookline Common Stock or Brookline Equity Awards such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of Tax law. To the extent that amounts are so withheld by Berkshire or the Exchange Agent, as the case may be, and timely paid over to the appropriate Governmental Entity, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Brookline Common Stock or Brookline Equity Awards in respect of which the deduction and withholding was made by Berkshire or the Exchange Agent, as the case may be.
(h)   In the event any Old Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Old Certificate to be lost, stolen or destroyed and, if required by Berkshire or the Exchange Agent, the posting by such person of a bond in such amount as Berkshire or the Exchange Agent may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Old Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Old Certificate the shares of Berkshire Common Stock and any cash in lieu of fractional shares, and dividends of distributions, deliverable in respect thereof pursuant to this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BROOKLINE
Except (a) as disclosed in the disclosure schedule delivered by Brookline to Berkshire concurrently herewith (the “Brookline Disclosure Schedule”); provided, that (i) no such item is required to be set forth as an exception to a representation or warranty if its absence would not result in the related representation or warranty being deemed untrue or incorrect, (ii) the mere inclusion of an item in the Brookline Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by Brookline that such item represents a material exception or fact, event or circumstance or that such item would reasonably be expected to result in a Material Adverse Effect, and (iii) any disclosures made with respect to a section of this Article III shall be deemed to qualify (1) any other section of this Article III specifically referenced or cross-referenced and (2) other sections of this Article III to the extent it is reasonably apparent on its face (notwithstanding the absence of a specific cross-reference) from a reading of the disclosure that such disclosure applies to such other sections or (b) as disclosed in any Brookline Reports (as defined in Section 3.5(b)) filed by Brookline after January 1, 2023 and prior to the date hereof (but disregarding risk factor disclosures contained under the heading “Risk Factors,” or disclosures of risks set forth in any “forward-looking statements” disclaimer or any other statements that are similarly nonspecific or cautionary, predictive or forward-looking in nature), Brookline hereby represents and warrants to Berkshire and Commerce Acquisition Sub, Inc. as follows:
Section 3.1.   Corporate Organization.
(a)   Brookline is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is a bank holding company duly registered under the Bank Holding Company Act of 1956, as amended (the “BHC Act”). Brookline has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. Brookline is duly licensed or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing, qualification or standing necessary, except where the failure to be so licensed or qualified or to be in good standing would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Brookline. As used in this Agreement, “Material Adverse Effect” means, with respect to Berkshire, Commerce Acquisition Sub, Inc., Brookline or the Surviving Corporation, as the case may be, any effect, change, event, circumstance, condition, occurrence or development that, either individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (i) the business, properties, assets, liabilities, results of operations or financial condition of such party and its Subsidiaries taken as a whole (provided, that, with respect to this clause (i), Material Adverse Effect shall not be deemed to include the impact of (A) changes, after the date hereof, in U.S. generally accepted accounting principles (“GAAP”) or applicable regulatory accounting requirements, (B) changes, after the date hereof, in laws, rules or regulations of general applicability to companies in the industries in which such party and its Subsidiaries operate, or interpretations thereof by courts or Governmental Entities, (C) changes, after the date hereof, in global, national or regional political conditions (including the outbreak of war or acts of terrorism) or in economic or market (including equity, credit and debt markets, as well as changes in interest rates) conditions affecting the financial services industry generally and not specifically relating to such party or its Subsidiaries, (D) changes, after the date hereof, resulting from hurricanes, earthquakes, tornados, floods or other natural disasters or from any outbreak of any disease or other public health event, (E) public disclosure of the execution of this Agreement, public disclosure or consummation of the transactions contemplated hereby (including any effect on a party’s relationships with its customers or employees) (it being understood and agreed that the foregoing in this subclause (E) shall not apply for purposes of the representations and warranties in Sections 3.3(b), 3.4, 3.11(j), 4.3(b), 4.4 or 4.11(j)) or actions expressly required by this Agreement or that are taken with the prior written consent of the other party in contemplation of the transactions contemplated hereby, (F) a decline in the trading price of a party’s common stock or the failure, in and of itself, to meet earnings projections or internal financial forecasts (it being understood that the underlying causes of such decline or failure may be taken into account in determining whether a Material Adverse Effect has occurred, except to the extent otherwise excepted by this proviso) or (G) the expenses incurred by Brookline or Berkshire in negotiating, documenting, effecting and consummating the transactions contemplated by this Agreement; except, with respect to subclauses (A), (B), (C) or (D) to the extent that the effects of such change are materially disproportionately adverse to the business, properties, assets, liabilities, results of operations or financial condition of such party and its Subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its Subsidiaries operate) or (ii) the ability of such party to timely consummate the transactions contemplated hereby. As used in this Agreement, “Subsidiary,” when used with respect to any person, means any subsidiary of such person within the meaning ascribed to such term in either Rule 1-02 of Regulation S-X promulgated by the SEC or the BHC Act; and “Significant Subsidiaries” shall have the meaning ascribed to it in Rule 1-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the “ Exchange Act”). True and complete copies of the Brookline Certificate and the Brookline Bylaws, as in effect as of the date of this Agreement, have previously been made available by Brookline to Berkshire.
(b)   Each Subsidiary of Brookline (a “Brookline Subsidiary”) (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) is duly qualified to do business and, where such concept is recognized under applicable law, in good standing in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified and in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect on Brookline and (iii) has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now conducted. There are no restrictions on the ability of any Subsidiary of Brookline to pay dividends or distributions except, in the case of a Subsidiary that is a regulated entity, for restrictions on dividends or distributions generally applicable to all such regulated entities. The deposit accounts of each Subsidiary of Brookline that is an insured depository institution are insured by the Federal Deposit Insurance Corporation (the “FDIC”) through the deposit insurance fund (the “Deposit Insurance Fund”) to the fullest extent permitted by law, all premiums and assessments required to be paid in connection therewith have been paid when due, and no proceedings for the termination of such insurance are pending or threatened. There are no Subsidiaries of Brookline other than Brookline Bank, Bank Rhode Island and PCSB Bank that have or are required to have deposit insurance. Section 3.1(b) of the Brookline Disclosure Schedule sets forth a true and complete list of all Subsidiaries of Brookline as of the date hereof. True and complete copies of the organizational documents of each Brookline Subsidiary as in effect as of the date of this Agreement have previously been made available by Brookline to Berkshire. There is no person whose results of operations, cash flows, changes in stockholders’ equity or financial position are consolidated in the financial statements of Brookline other than the Brookline Subsidiaries.
Section 3.2.   Capitalization.
(a)   As of the date of this Agreement, the authorized capital stock of Brookline consists of 200,000,000 shares of Brookline Common Stock and 50,000,000 shares of preferred stock, $0.01 par value (“Brookline Preferred Stock”). As of December 11, 2024, there are (i) 89,980,839 shares of Brookline Common Stock outstanding, including 880,748 shares of Brookline Common Stock granted in respect of outstanding Brookline Restricted Stock Awards (assuming any applicable performance goals are satisfied at the maximum level), (ii) 7,017,236 shares of Brookline Common Stock held in treasury, (iii) 365,868 shares of Brookline Common Stock reserved for issuance pursuant to future grants under the Brookline Stock Plan, and (iv) no shares of Brookline Preferred Stock outstanding. As of the date of this Agreement, except as set forth in the immediately preceding sentence and for changes since December 11, 2024 resulting from the exercise, vesting or settlement of any Brookline Equity Awards described in the immediately preceding sentence, there are no other shares of capital stock or other equity or voting securities of Brookline issued, reserved for issuance or outstanding. All of the issued and outstanding shares of Brookline Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. There are no bonds, debentures, notes or other indebtedness that have the right to vote on any matters on which stockholders of Brookline may vote. The trust preferred or subordinated debt securities of Brookline are issued or outstanding set forth on Section 3.2(a) of the Brookline Disclosure Schedule (the “Brookline Debt Securities”). Other than Brookline Equity Awards issued prior to the date of this Agreement as described in this Section 3.2(a), as of the date of this Agreement there are no outstanding subscriptions, options, warrants, stock appreciation rights, phantom units, scrip, rights to subscribe to, preemptive rights, anti-dilutive rights, rights of first refusal or similar rights, puts, calls, commitments or agreements of any character relating to, or securities or rights convertible or exchangeable into or exercisable for, or valued by reference to, shares of capital stock or other equity or voting securities of or ownership interest in Brookline, or contracts, commitments, understandings or arrangements by which Brookline may become bound to issue additional shares of its capital stock or other equity or voting securities of or ownership interests in Brookline, or that otherwise obligate Brookline to issue, transfer, sell, purchase, redeem or otherwise acquire, any of the foregoing. There are no voting trusts, stockholder agreements, proxies or other agreements in effect to which Brookline is a party or is bound with respect to the voting or transfer of Brookline Common Stock or other equity interests of Brookline.
(b)   Brookline owns, directly or indirectly, all the issued and outstanding shares of capital stock or other equity ownership interests of each of the Brookline Subsidiaries, free and clear of any liens, claims, title defects, mortgages, pledges, charges, encumbrances and security interests whatsoever (“Liens”), and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (except, with respect to bank Subsidiaries, as provided under any provision of applicable state law comparable to 12 U.S.C. § 55) and free of preemptive rights, with no personal liability attaching to the ownership thereof. No Brookline Subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.
Section 3.3.   Authority; No Violation.
(a)   Brookline has full corporate power and authority to execute and deliver this Agreement and, subject to the stockholder and other actions described below, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including the Merger, the Holdco Merger and the Bank Merger) have been duly and validly approved by the Board of Directors of Brookline. The Board of Directors of Brookline has determined that the transactions contemplated hereby, on the terms and conditions set forth in this Agreement, are advisable to and in the best interests of Brookline and its stockholders and has directed that this Agreement and the transactions contemplated hereby be submitted to a vote of Brookline’s stockholders at a meeting of such stockholders and has adopted a resolution to the foregoing effect. Except for (i) the approval of this Agreement by the affirmative vote of a majority of the votes outstanding by the holders of outstanding shares of Brookline Common Stock entitled to vote on this Agreement (the “Requisite Brookline Vote”), (ii) the authorization of the execution of the Bank Merger Agreement by (x) the Board of Directors of Brookline Bank, (y) the Board of Directors of Bank Rhode Island, and (z) the Board of Directors of PCSB Bank and the approval of the Bank Merger Agreement by Brookline as sole stockholder of Brookline Bank, Bank Rhode Island and PCSB Bank, respectively, and (iii) if applicable, an advisory (non-binding) vote on the compensation that may be paid or become payable to Brookline’s named executive officers that is based on or otherwise related to the transactions contemplated by this Agreement, no other corporate proceedings on the part of Brookline are necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Brookline and (assuming due authorization, execution and delivery by Berkshire and Commerce Acquisition Sub, Inc.) constitutes a valid and binding obligation of Brookline, enforceable against Brookline in accordance with its terms (except in all cases as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (the “Enforceability Exceptions”)).
(b)   Neither the execution and delivery of this Agreement by Brookline nor the consummation by Brookline of the transactions contemplated hereby (including the Merger, the Holdco Merger and the Bank Merger), nor compliance by Brookline with any of the terms or provisions hereof, will (i) violate any provision of the Brookline Certificate or the Brookline Bylaws or (ii) assuming that the consents and approvals referred to in Section 3.4 are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Brookline or any of its Subsidiaries or any of their respective properties or assets or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Brookline or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Brookline or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound, except (in the case of clauses (x) and (y) above) for such violations, conflicts, breaches or defaults which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Brookline.
Section 3.4.   Consents and Approvals.   Except for (a) the filing of any required applications, filings and notices, as applicable, with the NYSE and the NASDAQ Global Select Market (“Nasdaq”), (b) the filing of any required applications, filings and notices, as applicable, with the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) under the BHC Act and approval of such applications, filings and notices, (c) the filing of any required applications, filings and notices, as applicable, with the Massachusetts Division of Banks (the “MDOB”), Rhode Island Department of Business Regulation, Division of Banking (the “RIDOB”) and the New York Department of Financial Services (the “NYDFS”) and approval of such applications, filings and notices, (d) the filing of any required applications, filings or notices with any state banking or insurance authorities listed on Section 3.4 of the Brookline Disclosure Schedule or Section 4.4 of the Berkshire Disclosure Schedule and approval of such applications, filings and notices, (e) the filing with the Securities and Exchange Commission (the “SEC”) of a joint proxy statement in definitive form relating to the meetings of Brookline’s stockholders and Berkshire’s stockholders to be held in connection with this Agreement and the transactions contemplated hereby (including any amendments or supplements thereto, the “Joint Proxy Statement”), and of the registration statement on Form S-4 in which the Joint Proxy Statement will be included as a prospectus, to be filed with the SEC by Berkshire in connection with the transactions contemplated by this Agreement (the “S-4”) and the declaration of effectiveness of the S-4, (f) the filing of the Certificate of Merger with the Delaware Secretary pursuant to the DGCL, (g) the filing of the Holdco Merger Certificate with the Delaware Secretary pursuant to the DGCL, (h) the filing of the Bank Merger Certificates with the applicable Governmental Entities as required by applicable law, (i) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of Berkshire Common Stock pursuant to this Agreement (the “Berkshire Share Issuance”), and (j) the approval of the listing of such Berkshire Common Stock on the NYSE, no consents or approvals of or filings or registrations with any court, administrative agency or commission or other governmental authority or instrumentality or self-regulatory organization (“SRO”) (each a “Governmental Entity”) are necessary in connection with (A) the execution and delivery by Brookline of this Agreement or (B) the consummation by Brookline of the Merger and the other transactions contemplated hereby (including the Holdco Merger and the Bank Merger). As of the date hereof, Brookline is not aware of any reason why the necessary regulatory approvals and consents will not be received in order to permit consummation of the Merger, the Holdco Merger and the Bank Merger on a timely basis.
Section 3.5.   Reports.
(a)   Brookline and each of its Subsidiaries have timely filed (or furnished) all reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file (or furnish, as applicable) since January 1, 2023 with (i) any state regulatory authority, (ii) the SEC, (iii) the Federal Reserve Board, (iv) the FDIC, (v) the MDOB, (vi) the RIDOB, (vii) the NYDFS, (viii) any foreign regulatory authority and (ix) any SRO ((i) — (ix), collectively, “Regulatory Agencies”), including, without limitation, any report, registration or statement required to be filed (or furnished, as applicable) pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any Regulatory Agency, and have paid all fees and assessments due and payable in connection therewith, except where the failure to file (or furnish, as applicable) such report, registration or statement or to pay such fees and assessments, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Brookline. Subject to Section 9.14, except as set forth on Section 3.5(a) of the Brookline Disclosure Schedule (i) other than normal examinations conducted by a Regulatory Agency in the ordinary course of business of Brookline and its Subsidiaries, no Regulatory Agency has initiated or has pending any proceeding or, to the knowledge of Brookline, investigation into the business or operations of Brookline or any of its Subsidiaries since January 1, 2023, (ii) there is no unresolved violation, criticism, or exception by any Regulatory Agency with respect to any report or statement relating to any examinations or inspections of Brookline or any of its Subsidiaries, and (iii) there have been no formal or informal inquiries by, or disagreements or disputes with, any Regulatory Agency with respect to the business, operations, policies or procedures of Brookline or any of its Subsidiaries since January 1, 2023, in the case of each of clauses (i) through (iii), which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Brookline.
(b)   An accurate copy of each final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished by Brookline to the SEC since December 31, 2022 pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act (the “Brookline Reports”) is publicly available. No such Brookline Report, as of the date thereof (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except that information filed or furnished as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Brookline Reports filed under the Securities Act and the Exchange Act complied in all material respects with the published rules and regulations of the SEC with respect thereto. As of the date of this Agreement, no executive officer of Brookline has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). As of the date of this Agreement, there are no outstanding comments from or unresolved issues raised by the SEC with respect to any of the Brookline Reports.
Section 3.6.   Financial Statements.
(a)   The financial statements of Brookline and its Subsidiaries included (or incorporated by reference) in the Brookline Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of Brookline and its Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of Brookline and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to year-end audit adjustments normal in nature and amount), (iii) complied, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. The books and records of Brookline and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. Since January 1, 2023, no independent public accounting firm of Brookline has resigned (or informed Brookline that it intends to resign) or been dismissed as independent public accountants of Brookline as a result of, or in connection with, any disagreements with Brookline on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The financial statements of Brookline Bank, Bank Rhode Island and PCSB Bank included in the consolidated reports of condition and income (call reports) of Brookline Bank, Bank Rhode Island and PCSB Bank, as applicable complied, as of their respective dates of filing with the MDOB, RIDOB and NYDFS, as applicable, and the FDIC, in all material respects with applicable accounting requirements and with the published instructions of the Federal Financial Institutions Examination Council with respect thereto.
(b)   Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Brookline, neither Brookline nor any of its Subsidiaries has any liability (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of Brookline included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (including any notes thereto) and for liabilities incurred in the ordinary course of business since September 30, 2024, or in connection with this Agreement and the transactions contemplated hereby.
(c)   The records, systems, controls, data and information of Brookline and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of Brookline or its Subsidiaries or accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Brookline. Brookline (x) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to Brookline, including its Subsidiaries, is made known to the chief executive officer and the chief financial officer of Brookline by others within those entities as appropriate to allow timely decisions regarding required disclosures and to make the certifications required by the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act, and (y) has disclosed, based on its most recent evaluation prior to the date hereof, to Brookline’s outside auditors and the audit committee of Brookline’s Board of Directors (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which would reasonably be expected to adversely affect Brookline’s ability to record, process, summarize and report financial information, and (ii) to the knowledge of Brookline, any fraud, whether or not material, that involves management or other employees who have a significant role in Brookline’s internal controls over financial reporting. Any such disclosures were made in writing by management to Brookline’s auditors and audit committee and true, correct and complete copies of such disclosures have been made available to Berkshire. To the knowledge of Brookline, there is no reason to believe that Brookline’s outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due and for so long as this Agreement continues in existence.
(d)   Since January 1, 2023, (i) neither Brookline nor any of its Subsidiaries, nor, to the knowledge of Brookline, any director, officer, auditor, accountant or representative of Brookline or any of its Subsidiaries, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods (including with respect to loan loss reserves, write-downs, charge-offs and accruals) of Brookline or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Brookline or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no attorney representing Brookline or any of its Subsidiaries, whether or not employed by Brookline or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by Brookline or any of its officers, directors, employees or agents to the Board of Directors of Brookline or any committee thereof or, to the knowledge of Brookline, to any director or officer of Brookline.
Section 3.7.   Broker’s Fees.   With the exception of the engagement of Hovde Group, LLC (“Hovde”), neither Brookline nor any Brookline Subsidiary nor any of their respective officers or directors has employed any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or the other transactions contemplated by this Agreement. Brookline has disclosed to Berkshire as of the date hereof the aggregate fees provided for in connection with the engagement by Brookline of Hovde related to the Merger and the other transactions contemplated hereby.
Section 3.8.   Absence of Certain Changes or Events.
(a)   Since December 31, 2023, no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Brookline.

(b)   Except as set forth on Section 3.8(b) of the Brookline Disclosure Schedule and in connection with the transactions contemplated by this Agreement, since December 31, 2023, Brookline and its Subsidiaries have carried on their respective businesses in all material respects in the ordinary course.
Section 3.9.   Legal Proceedings.
(a)   Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Brookline, neither Brookline nor any of its Subsidiaries is or has been a party to any, and there are and have been no pending or, to Brookline’s knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions, charges, complaints or governmental or regulatory audits or investigations of any nature against or by Brookline or any of its Subsidiaries or any of their current or former directors or executive officers, in each case, or challenging the validity or propriety of the transactions contemplated by this Agreement.
(b)   There is no injunction, order, judgment, decree, ruling, writ or regulatory restriction imposed upon Brookline, any of its Subsidiaries or the assets of Brookline or any of its Subsidiaries (or that, upon consummation of the Merger and the Holdco Merger, would apply to the Surviving Corporation or any of its affiliates) that would reasonably be expected to be material to Brookline and its Subsidiaries, taken as a whole.
Section 3.10.   Taxes and Tax Returns.
(a)   Each of Brookline and its Subsidiaries has duly and timely filed (including all applicable extensions) all material Tax Returns (as defined below) in all jurisdictions in which Tax Returns are required to be filed by it, and all such Tax Returns are true, correct, and complete in all material respects. Neither Brookline nor any of its Subsidiaries is the beneficiary of any extension of time within which to file any material Tax Return (other than extensions to file Tax Returns obtained in the ordinary course). All material Taxes of Brookline and its Subsidiaries (whether or not shown on any Tax Returns) that are due have been fully and timely paid except such Taxes, if any, that are being contested in good faith by appropriate proceedings for which adequate accruals have been established in Brookline’s or its applicable Subsidiary’s audited consolidated financial statements in accordance with GAAP.
(b)   Each of Brookline and its Subsidiaries has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, stockholder, independent contractor or other third party.
(c)   Neither Brookline nor any of its Subsidiaries has requested an extension of time within which to file any Tax Return that has not since been filed or granted any extension or waiver of the limitation period applicable to any material Tax that remains in effect.
(d)   The federal income Tax Returns of Brookline and its Subsidiaries for all years to and including 2020 have been examined by the Internal Revenue Service (the “IRS”) or are Tax Returns with respect to which the applicable period for assessment under applicable law, after giving effect to extensions or waivers, has expired.
(e)   Neither Brookline nor any of its Subsidiaries has received written notice of assessment or proposed assessment in connection with any material amount of Taxes that has not been fully settled or satisfied, and there are no threatened in writing or pending disputes, claims, audits, examinations or other proceedings regarding any material Tax of Brookline and its Subsidiaries or the assets of Brookline and its Subsidiaries. To the knowledge of Brookline, neither Brookline nor any of its Subsidiaries is aware of any claim made by any governmental authority in a jurisdiction where Brookline or any of its Subsidiaries does not file Tax Returns that any such entity is, or may be, subject to taxation by that jurisdiction.
(f)   Brookline has made available to Berkshire true and complete copies of any private letter ruling requests, closing agreements, audit reports, technical advice memorandum or gain recognition agreements with respect to Taxes requested or executed in the last six (6) years.

(g)   Neither Brookline nor any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Brookline and its Subsidiaries).
(h)   Neither Brookline nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was Brookline) or (ii) has any liability for the Taxes of any person (other than Brookline or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract (other than pursuant to contracts entered into in the ordinary course the principal purposes of which is not Taxes) or otherwise.
(i)   Neither Brookline nor any of its Subsidiaries has been, within the past two (2) years or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part, a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intending to qualify for tax-free treatment under Section 355 of the Code.
(j)   Neither Brookline nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).
(k)   At no time during the past five (5) years has Brookline been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.
(l)   Each of Brookline and its Subsidiaries currently computes its taxable income using the accrual method of accounting and has used the accrual method of accounting to compute its taxable income for all taxable years ended after December 31, 2020.
(m)   There have not been, within two years of the date of this Agreement, any (i) redemptions of their shares by Brookline or any of its Subsidiaries, (ii) transfers or dispositions of material property by Brookline or any of its Subsidiaries for which Brookline or any of its Subsidiaries did not receive adequate consideration, or (iii) distributions by Brookline or any of its Subsidiaries with respect to their stock other than distributions of cash in the ordinary course of business.
(n)   Neither Brookline nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date, as a result of (i) any change in accounting method made before the Closing under Section 481(c) of the Code (or any similar provision of state, local or foreign law), (ii) “closing agreement” described in Section 7121 of the Code (or any similar provision of state, local or foreign law) entered into prior to the Closing, (iii) installment sale or open transaction disposition or intercompany transaction made on or prior to the Closing, (iv) prepaid amount received on or prior to the Closing, (v) any intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state or local law) existing on or prior to the Closing, or (vi) any similar election, action, or agreement that would have the effect of deferring any liability for Taxes of Brookline or any of its Subsidiaries from any period ending on or before the Closing Date to any period ending after the Closing Date, in each case with respect to clauses (i) through (vi), as a result of any action or transaction occurring prior to the Closing.
(o)   As used in this Agreement, “Tax” or “Taxes” means all federal, state, local, and foreign income, excise, gross receipts, ad valorem, profits, gains, property, capital, sales, transfer, use, license, payroll, employment, social security, severance, unemployment, withholding, duties, excise, windfall profits, intangibles, franchise, backup withholding, value added, alternative or add-on minimum, estimated and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon, whether disputed or not.
(p)   As used in this Agreement, “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, supplied or required to be supplied to a Governmental Entity.

Section 3.11.   Employees and Employee Benefit Plans.
(a)   Section 3.11(a) of the Brookline Disclosure Schedule lists all material Brookline Benefit Plans. For purposes of this Agreement, “Brookline Benefit Plans” means all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), whether or not subject to ERISA, and all stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, retention, bonus, employment, change in control, termination or severance plans, programs, agreements or arrangements that are maintained, contributed to or sponsored or maintained by, or required to be contributed to, Brookline or any of its Subsidiaries for the benefit of any current or former employee, officer or director of Brookline or any of its Subsidiaries, excluding, in each case, any Multiemployer Plan.
(b)   Brookline has heretofore made available to Berkshire true and complete copies of (i) each material Brookline Benefit Plan, including any amendments thereto and all related trust documents, insurance contracts or other funding vehicles (or, for any unwritten Brookline Benefit Plan, a written description of the material terms of such plan), and (ii) to the extent applicable, (A) the most recent summary plan description, if any, required under ERISA with respect to such Brookline Benefit Plan, (B) the most recent annual report (Form 5500), if any, filed with the IRS, (C) the most recently received IRS determination letter, if any, relating to such Brookline Benefit Plan, (D) the most recently prepared actuarial report for each Brookline Benefit Plan (if applicable), (E) non-discrimination testing results for the three most recent plan years, and (F) all material non-routine correspondence to or from any Governmental Entity received in the last three (3) years with respect to such Brookline Benefit Plan.
(c)   Each Brookline Benefit Plan has been established, operated and administered in all material respects in accordance with its terms and the requirements of all applicable laws, including ERISA and the Code.
(d)   For each Brookline Benefit Plan that is intended to be qualified under Section 401(a) of the Code (the “Brookline Qualified Plans”), the IRS has issued a favorable determination letter or advisory opinion with respect to each Brookline Qualified Plan and the related trust, and, to the knowledge of Brookline, there are no existing circumstances and no events have occurred that would reasonably be expected to adversely affect the qualified status of any Brookline Qualified Plan or the related trust or require corrective action to the IRS Employee Plans Compliance Resolution System to maintain such qualified status.
(e)   With respect to each Brookline Benefit Plan that is subject to Title IV or Section 302 of ERISA or Section 412, 430 or 4971 of the Code: (i) no such Brookline Benefit Plan is in “at-risk” status for purposes of Section 430 of the Code, (ii) no reportable event within the meaning of Section 4043(c) of ERISA for which the 30-day notice requirement has not been waived has occurred, (iii) all premiums to the Pension Benefit Guaranty Corporation (the “PBGC”) have been timely paid in full, (iv) no material liability (other than for premiums to the PBGC) under Title IV of ERISA has been or is reasonably expected to be incurred by Brookline or any of its Subsidiaries, and (v) the PBGC has not instituted proceedings to terminate any such Brookline Benefit Plan. No Controlled Group Liability has been incurred by Brookline or its ERISA Affiliates that has not been satisfied in full, and, to the knowledge of Brookline, no condition exists that presents a material risk to Brookline or its ERISA Affiliates of incurring any such liability, except as, either individually or in the aggregate, would not reasonably be expected to result in any material liability to Brookline and its Subsidiaries. For purposes of this Agreement, “Controlled Group Liability” means any and all liabilities (A) under Title IV of ERISA, (B) under Section 302 of ERISA, (C) under Sections 412 and 4971 of the Code, and (D) as a result of a failure to comply with the continuing coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code.
(f)   None of Brookline, any of its Subsidiaries or any of their respective ERISA Affiliates has, at any time during the last six (6) years, contributed to or been obligated to contribute to (i) any employee benefit plan that is or was subject to Title IV of ERISA, or Section 412 of the Code, or Section 302 of ERISA, (ii) any plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of

ERISA (a “Multiemployer Plan”) (iii) a plan that has two or more contributing sponsors, at least two of whom are not under common control, within the meaning of Section 4063 of ERISA (a “Multiple Employer Plan”), (iv) any funded welfare benefit plan within the meaning of Section 419 of the Code, or (v) any “multiple employer welfare arrangement” (as such term is defined in Section 3(40) of ERISA), and none of Brookline, any of its Subsidiaries or any of their respective ERISA Affiliates has incurred any material liability to a Multiemployer Plan or a Multiple Employer Plan as a result of a complete or partial withdrawal (as those terms are defined in Part I of Subtitle E of Title IV of ERISA) from a Multiemployer Plan or a Multiple Employer Plan that has not been satisfied in full. For purposes of this Agreement, “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.
(g)   Except as set forth on Section 3.11(g) of the Brookline Disclosure Schedule, neither Brookline nor any of its Subsidiaries sponsors, has sponsored or has any obligation with respect to any employee benefit plan that provides for any post-employment or post-retirement health or medical or life insurance benefits for retired or former employees or their dependents, except as required by Section 4980B of the Code.
(h)   All contributions required to be made to any Brookline Benefit Plan by applicable law or by any plan document, and all premiums due or payable with respect to insurance policies funding any Brookline Benefit Plan, for any period through the date hereof, have been timely made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the books and records of Brookline, except as, either individually or in the aggregate, would not reasonably be expected to result in any material liability to Brookline and its Subsidiaries.
(i)   There are no pending or threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations that have been asserted or instituted, and, to Brookline’s knowledge, no set of circumstances exists that may reasonably be expected to give rise to a claim or lawsuit, against the Brookline Benefit Plans, any fiduciaries thereof with respect to their duties to the Brookline Benefit Plans or the assets of any of the trusts under any of the Brookline Benefit Plans, except as, either individually or in the aggregate, would not reasonably be expected to result in any material liability to Brookline and its Subsidiaries. No Brookline Benefit Plan is, or within the past six years has been, the subject of an application or filing under a government sponsored amnesty, voluntary compliance, or similar program, or been the subject of any self-correction under any such program.
(j)   Except as set forth on Section 3.11(j) of the Brookline Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event) (i) entitle any employee, officer, director or individual independent contractor of Brookline or any of its Subsidiaries to any payment or benefit, (ii) result in, accelerate, cause the vesting, exercisability, funding, payment or delivery of, or increase in the amount or value of, any payment, right or other benefit to any employee, officer, director or independent contractor of Brookline or any of its Subsidiaries, (iii) accelerate the timing of or cause Brookline or any of its Subsidiaries to transfer or set aside any assets to fund any material benefits under any Brookline Benefit Plan, (iv) result in any limitation on the right of Brookline or any of its Subsidiaries to amend, merge, terminate or receive a reversion of assets from any Brookline Benefit Plan or related trust, or (v) result in any amount paid or payable (whether in cash, in property, or in the form of benefits) by Brookline or any of its Subsidiaries in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) that will be an “excess parachute payment” within the meaning of Section 280G of the Code.
(k)   Neither Brookline nor any of its Subsidiaries is a party to any plan, program, agreement or arrangement that provides for the gross-up or reimbursement of Taxes imposed under Sections 409A or 4999 of the Code (or any corresponding provisions of state or local law relating to Tax).

(l)   No Brookline Benefit Plan is maintained outside the jurisdiction of the United States or covers any employees or other service providers of Brookline or any of its Subsidiaries who reside or work outside of the United States.
(m)   There are no and, for the past three (3) years, there have not been any pending or, to the knowledge of Brookline, threatened material labor grievances, labor arbitrations or unfair labor practice claims or charges against Brookline or any of its Subsidiaries, or any strikes, lockouts, concerted work stoppages, handbillings, picketings or other material labor disputes against or by Brookline or any of its Subsidiaries. Neither Brookline nor any of its Subsidiaries is party to or bound by any collective bargaining or other agreement with any labor union or other labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of Brookline or any of its Subsidiaries and, to the knowledge of Brookline, there have been no organizing efforts by any union or other group seeking to represent any employees of Brookline and its Subsidiaries in the past three (3) years. No employees of Brookline or any of its Subsidiaries are represented by any labor union, works council, or other labor organization with respect to their employment with Brookline or any of its Subsidiaries.
(n)   Brookline and its Subsidiaries are in compliance in all material respects with and, for the past three (3) years, have complied in all material respects with, all laws regarding labor, employment and employment practices including all such laws respecting terms and conditions of employment, wages and hours, paid sick leave, classification of employees and independent contractors, equitable pay practices, privacy rights, labor disputes, employment discrimination, harassment, workers’ compensation or long-term disability policies, retaliation, immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), family and medical leave and other disability rights and benefits, whistleblowing, employee trainings and notices, artificial intelligence and the use of automated decision-making tools in employment decisions, employee leave issues, occupational safety and health and plant closings and layoffs (including notice, information, consultation and other requirements under the Worker Adjustment and Retraining Act of 1988 or similar state or local law (the “WARN Act”)).
(o)   Except as set forth in Section 3.11(o) of the Brookline Disclosure Schedule: (i) No written or, to the knowledge of Brookline, oral allegations of sexual or other harassment or sexual or other misconduct premised on inclusion in a protected class have been made in the past three (3) years against any individual in his or her capacity as a Brookline Insider (as defined in Section 6.19) or managerial- or supervisory-level employee of Brookline of any of its Subsidiaries, (ii) in the past three (3) years, neither Brookline nor any of its Subsidiaries has entered into any settlement agreement related to allegations of sexual or other harassment or sexual or other misconduct premised on inclusion in a protected class by any Brookline Insiders or managerial- or supervisory-level employees of Brookline of any of its Subsidiaries, and (iii) in the past three (3) years, there have been no proceedings pending or, to the knowledge of Brookline, threatened related to any allegations of sexual or other harassment or sexual or other misconduct premised on inclusion in a protected class by any individual in his or her capacity as a Brookline Insider or managerial- or supervisory-level employee of Brookline of any of its Subsidiaries.
(p)   All Brookline Benefit Plans that constitute in any part “nonqualified deferred compensation plans” (within the meaning of Section 409A of the Code) have been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and the regulations issued thereunder. No payment to be made under any Brookline Benefit Plan is, or to the knowledge of Brookline, will be, subject to the penalties of Section 409A(a)(1) of the Code.
Section 3.12.   Compliance with Applicable Law.   Brookline and each of its Subsidiaries hold, and have at all times since December 31, 2022, held, all licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses and ownership of their respective properties, rights and assets under and pursuant to each (and have paid all fees and assessments due and payable in connection therewith), except where neither the cost of failure to hold nor the cost of obtaining and holding such license, franchise, permit or authorization (nor the failure to pay any fees or assessments) would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Brookline, and, to the knowledge of Brookline, no suspension or cancellation of any such necessary license, franchise, permit or authorization is threatened. Brookline and each of its Subsidiaries have complied in all material respects with and are not in material default or violation under any applicable law, statute, order, rule, regulation, written policy and/or guideline of any Governmental Entity relating to Brookline or any of its Subsidiaries, except where any failure to so comply or the existence of any such default or violation would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Brookline. Each of Brookline’s Subsidiaries that is an insured depository institution has a Community Reinvestment Act rating of “satisfactory” or better, and no such Subsidiary anticipates that a current “satisfactory” or better rating will be reduced. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Brookline, to the knowledge of Brookline, no director, officer, employee, agent or other person acting on behalf of Brookline or any of its Subsidiaries has, directly or indirectly, (a) used any funds of Brookline or any of its Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other expenses relating to political activity, (b) made any unlawful payment to foreign or domestic governmental officials or employees or to foreign or domestic political parties or campaigns from funds of Brookline or any of its Subsidiaries, (c) violated any provision that would result in the violation of the Foreign Corrupt Practices Act of 1977, as amended, or any similar law, (d) established or maintained any unlawful fund of monies or other assets of Brookline or any of its Subsidiaries, (e) made any fraudulent entry on the books or records of Brookline or any of its Subsidiaries, or (f) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business, to obtain special concessions for Brookline or any of its Subsidiaries, to pay for favorable treatment for business secured or to pay for special concessions already obtained for Brookline or any of its Subsidiaries, or is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department. Brookline maintains a written information privacy and security program that maintains commercially reasonable measures designed to protect the privacy, confidentiality and security of all data or information that constitutes personal data or personal information under applicable law (“Personal Data”) against any (i) loss or misuse of Personal Data, (ii) unauthorized or unlawful operations performed upon Personal Data or (iii) other act or omission that compromises the security or confidentiality of Personal Data (clauses (i) through (iii), a “Security Breach”). To the knowledge of Brookline, Brookline has not experienced any Security Breach that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Brookline. To the knowledge of Brookline, there are no data security or other technological vulnerabilities with respect to Brookline’s information technology systems or networks that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Brookline. Except as would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Brookline: (i) Brookline and each of its Subsidiaries have properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state, federal and foreign law; and (ii) none of Brookline, any of its Subsidiaries, or any of its or its Subsidiaries’ directors, officers or employees, has committed any breach of trust or fiduciary duty with respect to any such fiduciary account, and the accountings for each such fiduciary account are true, correct and complete and accurately reflect the assets and results of such fiduciary account.
Section 3.13.   Certain Contracts.
(a)   Except as set forth in Section 3.13(a) of the Brookline Disclosure Schedule or as filed with or incorporated into any Brookline Report filed prior to the date hereof, as of the date hereof, neither Brookline nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral, but excluding any Brookline Benefit Plan): (i) which is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC); (ii) which contains a provision that materially restricts the conduct of any line of business by Brookline or any of its Subsidiaries or upon consummation of the transactions contemplated by this Agreement will materially restrict the ability of the Surviving Corporation or any of its affiliates to engage in any line of business or in any geographic region (including any exclusivity or exclusive dealing provisions with such an effect); (iii) which is a collective bargaining agreement or other agreement with any labor union, works council, or other labor organization; (iv) any of the benefits of or obligations under which will arise or be increased or accelerated by the occurrence of the execution and delivery of this Agreement, receipt of the Requisite Brookline Vote or the announcement or consummation of any of the transactions contemplated by this Agreement, or under which a right of cancellation or termination will arise as a result thereof, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement, where such increase or acceleration of benefits or obligations, right of cancellation or termination, or change in calculation of value of benefits would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Brookline; (v) (A) that relates to the incurrence of indebtedness by Brookline or any of its Subsidiaries, including any sale and leaseback transactions, capitalized leases and other similar financing arrangements (other than deposit liabilities, trade payables, federal funds purchased, advances and loans from the Federal Home Loan Bank and securities sold under agreements to repurchase, in each case incurred in the ordinary course of business), (B) that provides for the guarantee, support, assumption or endorsement by Brookline or any of its Subsidiaries of, or any similar commitment by Brookline or any of its Subsidiaries with respect to, the obligations, liabilities or indebtedness of any other person, in the case of each of clauses (A) and (B), in the principal amount of $250,000 or more, or (C) that provides for any material indemnification or similar obligations on the part of Brookline or any of its Subsidiaries; (vi) that grants any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of Brookline or its Subsidiaries, taken as a whole; (vii) which creates future payment obligations in excess of $500,000 per annum other than any such contracts which are terminable by Brookline or any of its Subsidiaries on sixty (60) days or less notice without any required payment or other conditions, other than extensions of credit, other customary banking products offered by Brookline or its Subsidiaries, or derivatives issued or entered into in the ordinary course of business; (viii) that is a settlement, consent or similar agreement and contains any material continuing obligations of Brookline or any of its Subsidiaries; or (ix) that relates to the acquisition or disposition of any person, business or asset and under which Brookline or its Subsidiaries have or may have a material obligation or liability. Each contract, arrangement, commitment or understanding of the type described in this Section 3.13(a) (excluding any Brookline Benefit Plan), whether or not set forth in the Brookline Disclosure Schedule, is referred to herein as a “Brookline Contract.” Brookline has made available to Berkshire true, correct and complete copies of each Brookline Contract in effect as of the date hereof.
(b)   In each case, except as, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Brookline, (i) each Brookline Contract is valid and binding on Brookline or one of its Subsidiaries, as applicable, and in full force and effect, (ii) Brookline and each of its Subsidiaries has complied with and performed all obligations required to be performed by it to date under each Brookline Contract, (iii) to the knowledge of Brookline, each third-party counterparty to each Brookline Contract has complied with and performed all obligations required to be performed by it to date under such Brookline Contract, (iv) Brookline does not have knowledge of, and has not received notice of, any violation of any Brookline Contract by any of the other parties thereto, and (v) no event or condition exists which constitutes or, after notice or lapse of time or both, will constitute, a breach or default on the part of Brookline or any of its Subsidiaries, or to the knowledge of Brookline, any other party thereto, of or under any such Brookline Contract.
Section 3.14.   Agreements with Regulatory Agencies.   Neither Brookline nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since January 1, 2023, a recipient of any supervisory letter from, or since January 1, 2023, has adopted any policies, procedures or board resolutions at the request or suggestion of, any Regulatory Agency or other Governmental Entity that currently restricts in any material respect or would reasonably be expected to restrict in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (each, whether or not set forth in the Brookline Disclosure Schedule, a “Brookline Regulatory Agreement”), nor has Brookline or any of its Subsidiaries been advised in writing, or to Brookline’s knowledge, orally, since January 1, 2023, by any Regulatory Agency or other Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Brookline Regulatory Agreement, nor does Brookline believe that any such Brookline Regulatory Agreement is likely to be initiated, ordered or requested.

Section 3.15.   Risk Management Instruments.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Brookline, (a) all interest rate swaps, caps, floors, option agreements, futures and forward contracts and other similar derivative transactions and risk management arrangements, whether entered into for the account of Brookline, any of its Subsidiaries or for the account of a customer of Brookline or one of its Subsidiaries, were entered into in the ordinary course of business and in accordance with applicable rules, regulations and policies of any Regulatory Agency and with counterparties believed to be financially responsible at the time and are legal, valid and binding obligations of Brookline or one of its Subsidiaries enforceable in accordance with their terms (except as may be limited by the Enforceability Exceptions), and are in full force and effect; and (b) Brookline and each of its Subsidiaries have duly performed in all material respects all of their material obligations thereunder to the extent that such obligations to perform have accrued, and, to Brookline’s knowledge, there are no material breaches, violations or defaults or allegations or assertions of such by any party thereunder.
Section 3.16.   Environmental Matters.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Brookline, Brookline and its Subsidiaries are in compliance, and have complied since January 1, 2023, with each binding and applicable federal, state or local law, regulation, order, decree, permit, authorization, common law or agency requirement relating to: (a) the protection or restoration of the environment, the protection of human health and safety as it relates to hazardous substance exposure, or natural resource damages, (b) the handling, use, presence, disposal, release or threatened release of, or exposure to, any hazardous substance, or (c) pollution, contamination or any injury to persons or property from exposure to any hazardous substance (collectively, “Environmental Laws”). There are no legal, administrative, arbitral or other proceedings, claims or actions or, to the knowledge of Brookline, any governmental investigations of any nature seeking to impose, or that would reasonably be expected to result in the imposition, on Brookline or any of its Subsidiaries of any liability or obligation arising under any Environmental Law, pending or threatened against Brookline, which liability or obligation would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Brookline.
Section 3.17.   Investment Securities and Commodities.
(a)   Each of Brookline and its Subsidiaries has good title in all material respects to all securities and commodities owned by it (except those sold under repurchase agreements), free and clear of any Liens, except as set forth in the financial statements included in the Brookline Reports or to the extent such securities or commodities are pledged in the ordinary course of business to secure obligations of Brookline or its Subsidiaries. Such securities and commodities are valued on the books of Brookline in accordance with GAAP in all material respects.
(b)   Brookline and its Subsidiaries and their respective businesses employ investment, securities, commodities, risk management and other policies, practices and procedures that Brookline believes are prudent and reasonable in the context of such businesses, and Brookline and its Subsidiaries have, since January 1, 2023, been in compliance with such policies, practices and procedures in all material respects. Prior to the date of this Agreement, Brookline has made available to Berkshire the material terms of such policies, practices and procedures.
Section 3.18.   Real Property.   Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Brookline, (a) Brookline or a Brookline Subsidiary has good and marketable title to all the real property reflected in the latest audited balance sheet included in the Brookline Reports as being owned by Brookline or a Brookline Subsidiary or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) (the “Brookline Owned Properties”), free and clear of all Liens, except (i) statutory Liens securing payments not yet due, (ii) Liens for real property Taxes not yet due and payable, (iii) easements, rights of way, and other similar encumbrances that do not materially affect the value or use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (iv) such imperfections or irregularities of title or Liens as do not materially affect the value or use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties (clauses (i) through (iv), collectively, “Permitted Encumbrances”), and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such Brookline Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof)

(collectively with Brookline Owned Properties, the “Brookline Real Property”), free and clear of all Liens of any nature whatsoever, except for Permitted Encumbrances, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to the knowledge of Brookline, the lessor. There are no pending or, to the knowledge of Brookline, threatened condemnation proceedings against Brookline Real Property.
Section 3.19.   Intellectual Property.   Brookline and each of its Subsidiaries owns, or is licensed to use (in each case, free and clear of any material Liens), all Intellectual Property necessary for the conduct of its business as currently conducted. Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Brookline, (a) (i) to the knowledge of Brookline, the use of any Intellectual Property by Brookline and its Subsidiaries does not infringe, misappropriate or otherwise violate the rights of any person and is in accordance with any applicable license pursuant to which Brookline or any Brookline Subsidiary acquired the right to use any Intellectual Property, and (ii) no person has asserted in writing to Brookline that Brookline or any of its Subsidiaries has infringed, misappropriated or otherwise violated the Intellectual Property rights of such person, (b) no person is challenging or, to the knowledge of Brookline, infringing on or otherwise violating, any right of Brookline or any of its Subsidiaries with respect to any Intellectual Property owned by Brookline or its Subsidiaries, and (c) neither Brookline nor any Brookline Subsidiary has received any written notice of any pending claim with respect to any Intellectual Property owned by Brookline or any Brookline Subsidiary, and Brookline and its Subsidiaries have taken commercially reasonable actions to avoid the abandonment, cancellation or unenforceability of all Intellectual Property owned or licensed, respectively, by Brookline and its Subsidiaries. Brookline and each of its Subsidiaries has obtained and possesses valid licenses to use all of the software programs present on the computers and other software-enabled electronic devices that it owns or leases or that it has otherwise provided to its employees and contractors for their use. For purposes of this Agreement, “Intellectual Property” means trademarks, service marks, brand names, internet domain names, logos, symbols, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), all improvements thereto, and any renewals, extensions or reissues thereof, in any jurisdiction; trade secrets; and copyright registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof.
Section 3.20.   Related Party Transactions.   Except as set forth in Section 3.20 of the Brookline Disclosure Schedule, there are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions or series of related transactions, between Brookline or any of its Subsidiaries, on the one hand, and any current or former director or “executive officer” (as defined in Rule 3b-7 under the Exchange Act) of Brookline or any of its Subsidiaries or any person who beneficially owns (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) 5% or more of the outstanding Brookline Common Stock (or any of such person’s immediate family members or affiliates) (other than Subsidiaries of Brookline) on the other hand, of the type required to be reported in any Brookline Report pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act that have not been so reported on a timely basis.
Section 3.21.   State Takeover Laws.   The Board of Directors of Brookline has approved this Agreement and the transactions contemplated hereby and has taken all such other necessary actions as required to render inapplicable to such agreements and transactions the provisions of any potentially applicable takeover laws of any state including the DGCL or similar provision of the Brookline Certificate or Brookline Bylaws (any of the foregoing, together with any similar provisions of law applicable to Berkshire and provisions of the Berkshire Certificate, Berkshire Bylaws, Commerce Acquisition Sub, Inc. Certificate or Commerce Acquisition Sub, Inc. Bylaws, “Takeover Statutes”). In accordance with Section 262 of the DGCL, no appraisal or dissenters’ rights will be available to the holders of Brookline Common Stock in connection with the Merger.
Section 3.22.   Reorganization.   Brookline has not taken any action (or failed to take any action, including failing to use its reasonable best efforts to cause any of its respective Subsidiaries from taking any action) and is not aware of any fact or circumstance, in each case, that could reasonably be expected to prevent (i) the Merger and the Holdco Merger, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or (ii) Goodwin Procter LLP from delivering the opinions described in Section 7.3(c).
Section 3.23.   Opinions.   Prior to the execution of this Agreement, the Board of Directors of Brookline has received an opinion (which, if initially rendered verbally, has been or will be confirmed by a written opinion, dated the same date) of Hovde to the effect that, as of the date of such opinion, and based upon and subject to the factors, assumptions and limitations set forth therein, the Exchange Ratio in the Merger is fair from a financial point of view to the holders of Brookline Common Stock. Such opinion has not been amended or rescinded as of the date of this Agreement.
Section 3.24.   Brookline Information.   The information relating to Brookline and its Subsidiaries to be contained in the Joint Proxy Statement and the S-4, and the information relating to Brookline and its Subsidiaries that is provided by Brookline or its representatives for inclusion in any other document filed with any Regulatory Agency in connection herewith, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Joint Proxy Statement (except for such portions thereof that relate only to Berkshire or any of its Subsidiaries) will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. The S-4 (except for such portions thereof that relate only to Berkshire or any of its Subsidiaries) will comply in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.
Section 3.25.   Loan Portfolio.
(a)   As of the date hereof, except as set forth in Section 3.25(a) of the Brookline Disclosure Schedule, neither Brookline nor any of its Subsidiaries is a party to any written or oral loan, loan agreement, note or borrowing arrangement (including leases, credit enhancements, commitments, guarantees and interest-bearing assets) (collectively, “Loans”) with any borrower (each, a “Borrower”) in which Brookline or any Subsidiary of Brookline is a creditor which as of September 30, 2024, had an outstanding balance plus unfunded commitments, if any (collectively, the “Total Borrower Commitment”), of $10,000,000 or more and under the terms of which the Borrower was, as of September 30, 2024, over ninety (90) days or more delinquent in payment of principal or interest. Set forth in Section 3.25(a) of the Brookline Disclosure Schedule is a true, correct and complete list in all material respects of (A) all of the Loans of Brookline and its Subsidiaries that, as of September 30, 2024, had an outstanding balance of $20,000,000 or more and were classified by Brookline as “Other Loans Specially Mentioned,” “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Classified,” “Criticized,” “Credit Risk Assets,” “Concerned Loans,” “Watch List” or words of similar import, together with the principal amount and accrued and unpaid interest on each such Loan and the identity of the borrower thereunder, together with the aggregate principal amount and accrued and unpaid interest on such Loans, by category of Loan (e.g., commercial, consumer, etc.), together with the aggregate principal amount of such Loans by category and (B) each asset of Brookline or any of its Subsidiaries that, as of September 30, 2024, is classified as “Other Real Estate Owned” and the book value thereof.
(b)   Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Brookline, each Loan of Brookline and its Subsidiaries (i) is evidenced by notes, agreements or other evidences of indebtedness (including, as applicable, lost note affidavits) that are true, genuine and what they purport to be in all material respects, (ii) to the extent carried on the books and records of Brookline and its Subsidiaries as secured Loans, has been secured by valid Liens, as applicable, which have been perfected or are in the process of being recorded and perfected and (iii) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to the Enforceability Exceptions.
(c)   Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Brookline, each outstanding Loan of Brookline or any of its Subsidiaries (including Loans held for resale to investors) was solicited and originated, and is and has been administered and, where applicable, serviced, and the relevant Loan files are being maintained, in all material respects in accordance with the relevant notes or other credit or security documents, the written underwriting standards of Brookline and its Subsidiaries (and, in the case of Loans held for resale to investors, the underwriting standards, if any, of the applicable investors) and with all applicable federal, state and local laws, regulations and rules.
Section 3.26.   Insurance.
(a)   Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Brookline, Brookline and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of Brookline reasonably has determined to be prudent and consistent with industry practice, and Brookline and its Subsidiaries are in compliance in all material respects with their insurance policies and are not in default under any of the terms thereof, each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of Brookline and its Subsidiaries, Brookline or the relevant Subsidiary thereof is the sole beneficiary of such policies, and all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion.
(b)   Section 3.26(b) of the Brookline Disclosure Schedule sets forth a true, correct and complete description of all bank owned life insurance (“BOLI”) owned by each of Brookline Bank, Bank Rhode Island and PCSB Bank or their respective Subsidiaries as applicable, including the value of its BOLI. The value of such BOLI is and has been fairly and accurately reflected in the most recent balance sheet included in Brookline Reports in accordance with GAAP.
Section 3.27.   Information Security.   Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Brookline, to the knowledge of Brookline, since January 1, 2023, no third party has gained unauthorized access to any information technology networks controlled by and material to the operation of the business of Brookline and its Subsidiaries.
Section 3.28.   Subordinated Indebtedness.   Brookline has performed, or has caused its applicable Subsidiary to perform, all of the obligations required to be performed by it and its Subsidiaries and is not in default under the terms of the indebtedness or other instruments related thereto set forth on Section 6.19 of the Brookline Disclosure Schedule, including any indentures, junior subordinated debentures or trust preferred securities or any agreements related thereto.
Section 3.29.   No Investment Advisor Subsidiary; No Broker-Dealer Subsidiary.
(a)   No Brookline Subsidiary is required to be registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.
(b)   No Brookline Subsidiary is a broker-dealer or is required to be registered as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, and no employee of a Subsidiary of Brookline is required to be registered, licensed or qualified as a registered representative of a broker-dealer under, and in compliance with, applicable law.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BERKSHIRE AND COMMERCE ACQUISITION SUB, INC.
Except (a) as disclosed in the disclosure schedule delivered by Berkshire to Brookline concurrently herewith (the “Berkshire Disclosure Schedule”); provided, that (i) no such item is required to be set forth as an exception to a representation or warranty if its absence would not result in the related representation or warranty being deemed untrue or incorrect, (ii) the mere inclusion of an item in the Berkshire Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by Berkshire or Commerce Acquisition Sub, Inc. that such item represents a material exception or fact, event or circumstance or that such item would reasonably be expected to result in a Material Adverse Effect, and (iii) any disclosures made with respect to a section of this Article IV shall be deemed to qualify (1) any other section of this Article IV specifically referenced or cross-referenced and (2) other sections of this Article IV to the extent it is reasonably apparent on its face (notwithstanding the absence of a specific cross-reference) from a reading of the disclosure that such disclosure applies to such other sections or (b) as disclosed in any Berkshire Reports filed by Berkshire after January 1, 2023 and prior to the date hereof (but disregarding risk factor disclosures contained under the heading “Risk Factors,” or disclosures of risks set forth in any “forward-looking statements” disclaimer or any other statements that are similarly nonspecific or cautionary, predictive or forward-looking in nature), Berkshire and Commerce Acquisition Sub, Inc. hereby represent and warrant to Brookline as follows:
Section 4.1.   Corporate Organization.
(a)   Berkshire is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is a bank holding company duly registered under the BHC Act. Commerce Acquisition Sub, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Berkshire and Commerce Acquisition Sub, Inc. has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. Each of Berkshire and Commerce Acquisition Sub, Inc. is duly licensed or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing, qualification or standing necessary, except where the failure to be so licensed or qualified or to be in good standing would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Berkshire. True and complete copies of the Berkshire Certificate, Berkshire Bylaws, certificate of incorporation of Commerce Acquisition Sub, Inc. (the “Commerce Acquisition Sub, Inc. Certificate”) and bylaws of Commerce Acquisition Sub, Inc. (the “Commerce Acquisition Sub, Inc. Bylaws”), as in effect as of the date of this Agreement, have previously been made available by Berkshire to Brookline.
(b)   Each Subsidiary of Berkshire (a “Berkshire Subsidiary”) (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) is duly qualified to do business and, where such concept is recognized under applicable law, in good standing in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified and in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect on Berkshire, and (iii) has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now conducted. There are no restrictions on the ability of any Subsidiary of Berkshire to pay dividends or distributions except, in the case of a Subsidiary that is a regulated entity, for restrictions on dividends or distributions generally applicable to all such regulated entities. The deposit accounts of each Subsidiary of Berkshire that is an insured depository institution are insured by the FDIC through the Deposit Insurance Fund to the fullest extent permitted by law, all premiums and assessments required to be paid in connection therewith have been paid when due, and no proceedings for the termination of such insurance are pending or threatened. There are no Subsidiaries of Berkshire other than Berkshire Bank that have or are required to have deposit insurance. Section 4.1(b) of the Berkshire Disclosure Schedule sets forth a true and complete list of all Subsidiaries of Berkshire as of the date hereof. True and complete copies of the organizational documents of each Berkshire Subsidiary as in effect as of the date of this Agreement have previously been made available by Berkshire to Brookline. There is no person whose results of operations, cash flows, changes in stockholders’ equity or financial position are consolidated in the financial statements of Berkshire other than the Berkshire Subsidiaries.
Section 4.2.   Capitalization.
(a)   As of the date of this Agreement, the authorized capital stock of Berkshire consists of 100,000,000 shares of Berkshire Common Stock and 2,000,000 shares of preferred stock, $0.01 par value (the “Berkshire Preferred Stock”). As of December 9, 2024, there are (i) 42,975,741 shares of Berkshire Common Stock outstanding, including 645,929 shares of Berkshire Common Stock granted in respect of outstanding Berkshire Restricted Stock Awards, (ii) 8,927,449 shares of Berkshire Common Stock held in treasury, including 712,285 shares of Berkshire Common Stock reserved for issuance pursuant to future grants under the Berkshire Stock Plans, (iii) 44,400 shares of Berkshire Common Stock reserved for issuance upon the exercise of outstanding Berkshire Stock Options, (iv) 225,291 shares of Berkshire Common Stock reserved for issuance upon the settlement of outstanding Berkshire Restricted Stock Unit Awards (assuming any applicable performance goals are satisfied at the maximum level) under the Berkshire Stock Plans and (v) no shares of Berkshire Preferred Stock outstanding. The authorized capital stock of Commerce Acquisition Sub, Inc. consists of 100 shares of Commerce Acquisition Sub, Inc. Common Stock, all of which are issued and outstanding. As of the date of this Agreement, except as set forth in the immediately preceding sentence and for changes since December 9, 2024 resulting from the exercise, vesting or settlement of any Berkshire Equity Awards described in the immediately preceding sentence, there are no other shares of capital stock or other equity or voting securities of Berkshire or Commerce Acquisition Sub, Inc. issued, reserved for issuance or outstanding. All of the issued and outstanding shares of Berkshire Common Stock and Commerce Acquisition Sub, Inc. Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. There are no bonds, debentures, notes or other indebtedness that have the right to vote on any matters on which stockholders of Berkshire or Commerce Acquisition Sub, Inc. may vote. Except as set forth on Section 4.2(a) of the Berkshire Disclosure Schedule, no trust preferred or subordinated debt securities of Berkshire are issued or outstanding. Other than Berkshire Equity Awards issued prior to the date of this Agreement as described in this Section 4.2(a), as of the date of this Agreement there are no outstanding subscriptions, options, warrants, stock appreciation rights, phantom units, scrip, rights to subscribe to, preemptive rights, anti-dilutive rights, rights of first refusal or similar rights, puts, calls, commitments or agreements of any character relating to, or securities or rights convertible or exchangeable into or exercisable for, or valued by reference to, shares of capital stock or other equity or voting securities of or ownership interest in Berkshire or Commerce Acquisition Sub, Inc., or contracts, commitments, understandings or arrangements by which Berkshire or Commerce Acquisition Sub, Inc. may become bound to issue additional shares of its capital stock or other equity or voting securities of or ownership interests in Berkshire or Merger, or that otherwise obligate Berkshire or Commerce Acquisition Sub, Inc. to issue, transfer, sell, purchase, redeem or otherwise acquire, any of the foregoing. There are no voting trusts, stockholder agreements, proxies or other agreements in effect to which Berkshire or Commerce Acquisition Sub, Inc. is a party or is bound with respect to the voting or transfer of Berkshire Common Stock or Commerce Acquisition Sub, Inc. Common Stock or other equity interests of Berkshire or Commerce Acquisition Sub, Inc.
(b)   Berkshire owns, directly or indirectly, all the issued and outstanding shares of capital stock or other equity ownership interests of each of the Berkshire Subsidiaries, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (except, with respect to bank Subsidiaries, as provided under any provision of applicable state law comparable to 12 U.S.C. § 55) and free of preemptive rights, with no personal liability attaching to the ownership thereof. No Berkshire Subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.
Section 4.3.   Authority; No Violation.
(a)   Each of Berkshire and Commerce Acquisition Sub, Inc. has full corporate power and authority to execute and deliver this Agreement and, subject to the stockholder and other actions described below, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the Restated Certificate of Incorporation and the consummation of the transactions contemplated hereby (including the proposed New Or Revised Equity Incentive Plan) have been duly and validly approved by the Board of Directors of Berkshire and Commerce Acquisition Sub, Inc. and by Berkshire, as the sole stockholder of Commerce Acquisition Sub, Inc. The Board of Directors of Berkshire has determined that the transactions contemplated hereby, on the terms and conditions set forth in this Agreement, are advisable to and in the best interests of Berkshire and its stockholders, adopted, approved and declared advisable this Agreement and the transactions contemplated hereby (including the Merger and the Berkshire Share Issuance), has directed that the Berkshire Share Issuance, the Restated Certificate of Incorporation and the New Or Revised Equity Incentive Plan be submitted to Berkshire’s stockholders for approval at a meeting of such stockholders, has recommended that its stockholders approve the Berkshire Share Issuance and has adopted resolutions to the foregoing effect. The Board of Directors of Commerce Acquisition Sub, Inc. has determined that the transactions contemplated hereby, on the terms and conditions set forth in this Agreement, are advisable to and in the best interests of Commerce Acquisition Sub, Inc. and its sole stockholder, has adopted and approved this Agreement and the transactions contemplated hereby (including the Merger and the Holdco Merger), has directed that this Agreement be submitted to Commerce Acquisition Sub, Inc.’s sole stockholder for approval, and has adopted resolutions to the foregoing effect. Except for (i) the approval, at a meeting of the stockholders of Berkshire at which a quorum exists, of (A) the

Berkshire Share Issuance by a majority of all the votes cast by the holders of outstanding Berkshire Common Stock, (B) the Restated Certificate of Incorporation by a majority of the holders of outstanding shares of Berkshire Common Stock, and (C) the approval of a new equity incentive plan or amendments to the Berkshire Hills Bancorp, Inc. 2022 Equity Incentive Plan, as recommended by a mutually-agreed upon independent compensation consultant and as approved by the Boards of Directors of Berkshire and Brookline (“New Or Revised Equity Incentive Plan”), no other corporate proceedings on the part of Berkshire are necessary to approve this Agreement or to consummate the transactions contemplated hereby. The form of the Berkshire Hills Bancorp, Inc. Restated Certificate of Incorporation is attached hereto as Exhibit B (the approval in clause (i), the “Requisite Berkshire Vote”), (ii) the authorization of the execution of the Bank Merger Agreement by the Board of Directors of Berkshire Bank and the approval of the Bank Merger Agreement by Berkshire as Berkshire Bank’s sole stockholder, (iii) if applicable, an advisory (non-binding) vote on the compensation that may be paid or become payable to Berkshire’s named executive officers that is based on or otherwise related to the transactions contemplated by this Agreement and (iv) the adoption of resolutions to give effect to the provisions of Section 6.12 in connection with the Closing, no other corporate proceedings on the part of Berkshire or Commerce Acquisition Sub, Inc. are necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Berkshire and Commerce Acquisition Sub, Inc. and (assuming due authorization, execution and delivery by Brookline) constitutes a valid and binding obligation of Berkshire and Commerce Acquisition Sub, Inc., enforceable against Berkshire and Commerce Acquisition Sub, Inc. in accordance with its terms (except in all cases as such enforceability may be limited by the Enforceability Exceptions). The shares of Berkshire Common Stock to be issued in the Merger have been validly authorized (subject to receipt of the Requisite Berkshire Vote), when issued, will be validly issued, fully paid and nonassessable, and no current or past stockholder of Berkshire will have any preemptive right or similar rights in respect thereof.
(b)   Neither the execution and delivery of this Agreement by Berkshire or Commerce Acquisition Sub, Inc., nor the consummation by Berkshire or Commerce Acquisition Sub, Inc. of the transactions contemplated hereby (including the Merger, the Holdco Merger, the Bank Merger and the Berkshire Share Issuance), nor compliance by Berkshire or Commerce Acquisition Sub, Inc. with any of the terms or provisions hereof, will (i) violate any provision of the Berkshire Certificate, Berkshire Bylaws, Commerce Acquisition Sub, Inc. Certificate or Commerce Acquisition Sub, Inc. Bylaws, or (ii) assuming that the consents and approvals referred to in Section 4.4 are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Berkshire, Commerce Acquisition Sub, Inc., any of the Berkshire Subsidiaries or any of their respective properties or assets or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Berkshire, Commerce Acquisition Sub, Inc. or any of the Berkshire Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Berkshire, Commerce Acquisition Sub, Inc. or any of the Berkshire Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound, except (in the case of clauses (x) and (y) above) for such violations, conflicts, breaches or defaults which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Berkshire.
Section 4.4.   Consents and Approvals.   Except for (a) the filing of any required applications, filings and notices, as applicable, with the NYSE and Nasdaq, (b) the filing of any required applications, filings and notices, as applicable, with the Federal Reserve Board under the BHC Act and approval of such applications, filings and notices, (c) the filing of any required applications, filings and notices, as applicable, with the MDOB, the RIDOB, and the NYDFS and approval of such applications, filings and notices, (d) the filing of any required applications, filings or notices with any state banking or insurance authorities listed on Section 3.4 of the Brookline Disclosure Schedule or Section 4.4 of the Berkshire Disclosure Schedule and approval of such applications, filings and notices, (e) the filing with the SEC of the Joint Proxy Statement and of the S-4 in which the Joint Proxy Statement will be included as a prospectus, and the declaration of effectiveness of the S-4, (f) the filing of the Certificate of Merger with the Delaware Secretary pursuant to the DGCL, (g) the filing of the Holdco Merger Certificate with the Delaware Secretary pursuant to the DGCL, (h) the filing of the Bank Merger Certificates with the applicable Governmental

Entities as required by applicable law, (i) the filing of the Restated Certificate of Incorporation with the Delaware Secretary of State in accordance with the DGCL, (j) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the Berkshire Share Issuance, and (k) the approval of the listing of the Berkshire Common Stock to be issued in the Berkshire Share Issuance on the NYSE, no consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with (A) the execution and delivery by Berkshire and Commerce Acquisition Sub, Inc. of this Agreement or (B) the consummation by Berkshire, Commerce Acquisition Sub, Inc. and Berkshire Bank of the Merger and the other transactions contemplated hereby (including the Holdco Merger, the Bank Merger and the Berkshire Share Issuance). As of the date hereof, each of Berkshire and Commerce Acquisition Sub, Inc. is not aware of any reason why the necessary regulatory approvals and consents will not be received in order to permit consummation of the Merger, the Holdco Merger, the Bank Merger or the Berkshire Share Issuance on a timely basis.
Section 4.5.   Reports.
(a)   Berkshire and each of its Subsidiaries have timely filed (or furnished) all reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file (or furnish, as applicable) since January 1, 2023 with any Regulatory Agencies, including, without limitation, any report, registration or statement required to be filed (or furnished, as applicable) pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any Regulatory Agency, and have paid all fees and assessments due and payable in connection therewith, except where the failure to file (or furnish, as applicable) such report, registration or statement or to pay such fees and assessments, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Berkshire. Subject to Section 9.14, except as set forth on Section 4.5(a) of the Berkshire Disclosure Schedule, (i) other than normal examinations conducted by a Regulatory Agency in the ordinary course of business of Berkshire and its Subsidiaries, no Regulatory Agency has initiated or has pending any proceeding or, to the knowledge of Berkshire, investigation into the business or operations of Berkshire or any of its Subsidiaries since January 1, 2023, (ii) there is no unresolved violation, criticism, or exception by any Regulatory Agency with respect to any report or statement relating to any examinations or inspections of Berkshire or any of its Subsidiaries, and (iii) there have been no formal or informal inquiries by, or disagreements or disputes with, any Regulatory Agency with respect to the business, operations, policies or procedures of Berkshire or any of its Subsidiaries since January 1, 2023; in the case of each of clauses (i) through (iii), which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Berkshire.
(b)   An accurate copy of each final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished by Berkshire to the SEC since December 31, 2022 pursuant to the Securities Act or the Exchange Act (the “Berkshire Reports”) is publicly available. No such Berkshire Report as of the date thereof (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except that information filed or furnished as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Berkshire Reports filed under the Securities Act and the Exchange Act complied in all material respects with the published rules and regulations of the SEC with respect thereto. As of the date of this Agreement, no executive officer of Berkshire has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act. As of the date of this Agreement, there are no outstanding comments from or unresolved issues raised by the SEC with respect to any of the Berkshire Reports.
Section 4.6.   Financial Statements.
(a)   The financial statements of Berkshire and its Subsidiaries included (or incorporated by reference) in the Berkshire Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of Berkshire and its Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of Berkshire and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to year-end audit adjustments normal in nature and amount), (iii) complied, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. The books and records of Berkshire and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. Since January 1, 2023, no independent public accounting firm of Berkshire has resigned (or informed Berkshire that it intends to resign) or been dismissed as independent public accountants of Berkshire as a result of, or in connection with, any disagreements with Berkshire on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The financial statements of Berkshire Bank included in the consolidated reports of condition and income (call reports) of Berkshire Bank complied, as of their respective dates of filing with the MDOB and the FDIC, in all material respects with applicable accounting requirements and with the published instructions of the Federal Financial Institutions Examination Council with respect thereto.
(b)   Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Berkshire, neither Berkshire nor any of its Subsidiaries has any liability (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of Berkshire included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (including any notes thereto) and for liabilities incurred in the ordinary course of business since September 30, 2024, or in connection with this Agreement and the transactions contemplated hereby.
(c)   The records, systems, controls, data and information of Berkshire and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of Berkshire or its Subsidiaries or accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Berkshire. Berkshire (x) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to Berkshire, including its Subsidiaries, is made known to the chief executive officer and the chief financial officer of Berkshire by others within those entities as appropriate to allow timely decisions regarding required disclosures and to make the certifications required by the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act, and (y) has disclosed, based on its most recent evaluation prior to the date hereof, to Berkshire’s outside auditors and the audit committee of Berkshire’s Board of Directors (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which would reasonably be expected to adversely affect Berkshire’s ability to record, process, summarize and report financial information, and (ii) to the knowledge of Berkshire, any fraud, whether or not material, that involves management or other employees who have a significant role in Berkshire’s internal controls over financial reporting. Any such disclosures were made in writing by management to Berkshire’s auditors and audit committee and true, correct and complete copies of such disclosures have been made available to Brookline. To the knowledge of Berkshire, there is no reason to believe that Berkshire’s outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due and for so long as this Agreement continues in existence.
(d)   Since January 1, 2023, (i) neither Berkshire nor any of its Subsidiaries, nor, to the knowledge of Berkshire, any director, officer, auditor, accountant or representative of Berkshire or any of its Subsidiaries, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods (including with respect to loan loss reserves, write-downs, charge-offs and accruals) of Berkshire or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Berkshire or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no attorney representing Berkshire or any of its Subsidiaries, whether or not employed by Berkshire or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by Berkshire or any of its officers, directors, employees or agents to the Board of Directors of Berkshire or any committee thereof or, to the knowledge of Berkshire, to any director or officer of Berkshire.
Section 4.7.   Broker’s Fees.   With the exception of the engagement of Raymond James & Associates, Inc. (“Raymond James”), neither Berkshire nor any Berkshire Subsidiary nor any of their respective officers or directors has employed any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or the other transactions contemplated by this Agreement. Berkshire has disclosed to Brookline as of the date hereof the aggregate fees provided for in connection with the engagement by Berkshire of Raymond James related to the Merger and the other transactions contemplated hereby.
Section 4.8.   Absence of Certain Changes or Events.
(a)   Since December 31, 2023, no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Berkshire.
(b)   Except as set forth on Section 4.8(b) of the Berkshire Disclosure Schedule and in connection with the transactions contemplated by this Agreement, since December 31, 2023, Berkshire and its Subsidiaries have carried on their respective businesses in all material respects in the ordinary course.
Section 4.9.   Legal Proceedings.
(a)   Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Berkshire, neither Berkshire nor any of its Subsidiaries is or has been a party to any, and there are and have been no pending or, to Berkshire’s knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions, charges, complaints, or governmental or regulatory audits or investigations of any nature against or by Berkshire or any of its Subsidiaries or any of their current or former directors or executive officers, in each case, or challenging the validity or propriety of the transactions contemplated by this Agreement.
(b)   There is no injunction, order, judgment, decree, ruling, writ or regulatory restriction imposed upon Berkshire, any of its Subsidiaries or the assets of Berkshire or any of its Subsidiaries (or that, upon consummation of the Merger and the Holdco Merger, would apply to the Surviving Corporation or any of its affiliates) that would reasonably be expected to be material to Berkshire and its Subsidiaries, taken as a whole.
Section 4.10.   Taxes and Tax Returns.
(a)   Each of Berkshire and its Subsidiaries has duly and timely filed (including all applicable extensions) all material Tax Returns in all jurisdictions in which Tax Returns are required to be filed by it, and all such Tax Returns are true, correct, and complete in all material respects. Neither Berkshire nor any of its Subsidiaries is the beneficiary of any extension of time within which to file any material Tax Return (other than extensions to file Tax Returns obtained in the ordinary course). All material Taxes of Berkshire and its Subsidiaries (whether or not shown on any Tax Returns) that are due have been fully and timely paid except such Taxes, if any, that are being contested in good faith by appropriate proceedings for which adequate accruals have been established in Berkshire’s or its applicable Subsidiary’s audited consolidated financial statements in accordance with GAAP.
(b)   Each of Berkshire and its Subsidiaries has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, stockholder, independent contractor or other third party.
(c)   Neither Berkshire nor any of its Subsidiaries has requested an extension of time within which to file any Tax Return that has not since been filed or granted any extension or waiver of the limitation period applicable to any material Tax that remains in effect.
(d)   The federal income Tax Returns of Berkshire and its Subsidiaries for all years to and including 2020 have been examined by the IRS or are Tax Returns with respect to which the applicable period for assessment under applicable law, after giving effect to extensions or waivers, has expired.

(e)   Neither Berkshire nor any of its Subsidiaries has received written notice of assessment or proposed assessment in connection with any material amount of Taxes that has not been fully settled or satisfied, and there are no threatened in writing or pending disputes, claims, audits, examinations or other proceedings regarding any material Tax of Berkshire and its Subsidiaries or the assets of Berkshire and its Subsidiaries. To the knowledge of Berkshire, Berkshire Brookline nor any of its Subsidiaries is aware of any claim made by any governmental authority in a jurisdiction where Berkshire or any of its Subsidiaries does not file Tax Returns that any such entity is, or may be, subject to taxation by that jurisdiction.
(f)   Berkshire has made available to Brookline true and complete copies of any private letter ruling requests, closing agreements, audit reports, technical advice memorandum or gain recognition agreements with respect to Taxes requested or executed in the last six (6) years.
(g)   Neither Berkshire nor any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Berkshire and its Subsidiaries).
(h)   Neither Berkshire nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was Berkshire) or (ii) has any liability for the Taxes of any person (other than Berkshire or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract (other than pursuant to contracts entered into in the ordinary course the principal purposes of which is not Taxes) or otherwise.
(i)   Neither Berkshire nor any of its Subsidiaries has been, within the past two (2) years or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part, a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intending to qualify for tax-free treatment under Section 355 of the Code.
(j)   Neither Berkshire nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).
(k)   At no time during the past five (5) years has Berkshire been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.
(l)   Each of Berkshire and its Subsidiaries currently computes its taxable income using the accrual method of accounting and has used the accrual method of accounting to compute its taxable income for all taxable years ended after December 31, 2020.
(m)   There have not been, within two years of the date of this Agreement, any (i) redemptions of their shares by Berkshire or any of its Subsidiaries, (ii) transfers or dispositions of material property by Berkshire or any of its Subsidiaries for which Berkshire or any of its Subsidiaries did not receive adequate consideration, or (iii) distributions by Berkshire or any of its Subsidiaries with respect to their stock other than distributions of cash in the ordinary course of business.
(n)   Neither Berkshire nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date, as a result of (i) any change in accounting method made before the Closing under Section 481(c) of the Code (or any similar provision of state, local or foreign law), (ii) “closing agreement” described in Section 7121 of the Code (or any similar provision of state, local or foreign law) entered into prior to the Closing, (iii) installment sale or open transaction disposition or intercompany transaction made on or prior to the Closing, (iv) prepaid amount received on or prior to the Closing, (v) any intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state or local law) existing on or prior to the Closing, or (vi) any similar election, action, or agreement that would have the effect of deferring any liability for Taxes of Berkshire or any of its Subsidiaries from any period ending on or before the Closing Date to any period ending after the Closing Date in each case with respect to clauses (i) through (vi), as a result of any action or transaction occurring prior to the Closing.

Section 4.11.   Employees and Employee Benefit Plans.
(a)   Section 4.11(a) of the Berkshire Disclosure Schedule lists all material Berkshire Benefit Plans. For purposes of this Agreement, “Berkshire Benefit Plans” means all employee benefit plans (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, and all stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, retention, bonus, employment, change in control, termination or severance plans, programs, agreements or arrangements that are maintained, contributed to or sponsored or maintained by, or required to be contributed to, Berkshire or any of its Subsidiaries for the benefit of any current or former employee, officer or director of Berkshire or any of its Subsidiaries, excluding, in each case, any Multiemployer Plan.
(b)   Berkshire has heretofore made available to Brookline true and complete copies of (i) each material Berkshire Benefit Plan, including any amendments thereto and all related trust documents, insurance contracts or other funding vehicles (or, for any unwritten Berkshire Benefit Plan, a written description of the material terms of such plan), and (ii) to the extent applicable, (A) the most recent summary plan description, if any, required under ERISA with respect to such Berkshire Benefit Plan, (B) the most recent annual report (Form 5500), if any, filed with the IRS, (C) the most recently received IRS determination letter, if any, relating to such Berkshire Benefit Plan, (D) the most recently prepared actuarial report for each Berkshire Benefit Plan (if applicable), (E) non-discrimination testing results for the three most recent plan years, and (F) all material non-routine correspondence to or from any Governmental Entity received in the last three (3) years with respect to such Berkshire Benefit Plan.
(c)   Each Berkshire Benefit Plan has been established, operated and administered in all material respects in accordance with its terms and the requirements of all applicable laws, including ERISA and the Code.
(d)   For each Berkshire Benefit Plan that is intended to be qualified under Section 401(a) of the Code (the “Berkshire Qualified Plans”), the IRS has issued a favorable determination letter or advisory opinion with respect to each Berkshire Qualified Plan and the related trust, and, to the knowledge of Berkshire, there are no existing circumstances and no events have occurred that would reasonably be expected to adversely affect the qualified status of any Berkshire Qualified Plan or the related trust or require corrective action to the IRS Employee Plans Compliance Resolution System to maintain such qualified status.
(e)   With respect to each Berkshire Benefit Plan that is subject to Title IV or Section 302 of ERISA or Section 412, 430 or 4971 of the Code: (i) no such Berkshire Benefit Plan is in “at-risk” status for purposes of Section 430 of the Code, (ii) no reportable event within the meaning of Section 4043(c) of ERISA for which the 30-day notice requirement has not been waived has occurred, (iii) all premiums to the PBGC have been timely paid in full, (iv) no material liability (other than for premiums to the PBGC) under Title IV of ERISA has been or is reasonably expected to be incurred by Berkshire or any of its Subsidiaries, and (v) the PBGC has not instituted proceedings to terminate any such Berkshire Benefit Plan. No Controlled Group Liability has been incurred by Berkshire or its ERISA Affiliates that has not been satisfied in full, and, to the knowledge of Berkshire, no condition exists that presents a material risk to Berkshire or its ERISA Affiliates of incurring any such liability, except as, either individually or in the aggregate, would not reasonably be expected to result in any material liability to Berkshire and its Subsidiaries.
(f)   Except as set forth on Section 3.11(f) of the Berkshire Disclosure Schedules, none of Berkshire, any of its Subsidiaries or any of their respective ERISA Affiliates has, at any time during the last six (6) years, contributed to or been obligated to contribute to (i) any employee benefit plan that is or was subject to Title IV of ERISA, or Section 412 of the Code or Section 302 of ERISA, (ii) any Multiemployer Plan, (iii) any Multiple Employer Plan, (iv) any funded welfare benefit plan within the meaning of Section 419 of the Code, or (v) any “multiple employer welfare arrangement” (as such term is defined in Section 3(40) of ERISA), and none of Berkshire, any of its Subsidiaries or any of their respective ERISA Affiliates has incurred any material liability to a Multiemployer Plan or a Multiple Employer Plan as a result of a complete or partial withdrawal (as those terms are defined in Part I of Subtitle E of Title IV of ERISA) from a Multiemployer Plan or a Multiple Employer Plan that has not been satisfied in full.
(g)   Neither Berkshire nor any of its Subsidiaries sponsors, has sponsored or has any obligation with respect to any employee benefit plan that provides for any post-employment or post-retirement health or medical or life insurance benefits for retired or former employees or their dependents, except as required by Section 4980B of the Code.
(h)   All contributions required to be made to any Berkshire Benefit Plan by applicable law or by any plan document, and all premiums due or payable with respect to insurance policies funding any Berkshire Benefit Plan, for any period through the date hereof, have been timely made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the books and records of Berkshire, except as, either individually or in the aggregate, would not reasonably be expected to result in any material liability to Berkshire and its Subsidiaries.
(i)   There are no pending or threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations that have been asserted or instituted, and, to Berkshire’s knowledge, no set of circumstances exists that may reasonably be expected to give rise to a claim or lawsuit, against the Berkshire Benefit Plans, any fiduciaries thereof with respect to their duties to the Berkshire Benefit Plans or the assets of any of the trusts under any of the Berkshire Benefit Plans, except as, either individually or in the aggregate, would not reasonably be expected to result in any material liability to Berkshire and its Subsidiaries. No Berkshire Benefit Plan is, or within the past six years has been, the subject of an application or filing under a government sponsored amnesty, voluntary compliance, or similar program, or been the subject of any self-correction under any such program.
(j)   Except as set forth on Section 3.11(j) of the Berkshire Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event) (i) entitle any employee, officer, director or individual independent contractor of Berkshire or any of its Subsidiaries to any payment or benefit, (ii) result in, accelerate, cause the vesting, exercisability, funding, payment or delivery of, or increase in the amount or value of, any payment, right or other benefit to any employee, officer, director or independent contractor of Berkshire or any of its Subsidiaries, (iii) accelerate the timing of or cause Berkshire or any of its Subsidiaries to transfer or set aside any assets to fund any material benefits under any Berkshire Benefit Plan, (iv) result in any limitation on the right of Berkshire or any of its Subsidiaries to amend, merge, terminate or receive a reversion of assets from any Berkshire Benefit Plan or related trust, or (v) result in any amount paid or payable (whether in cash, in property, or in the form of benefits) by Berkshire or any of its Subsidiaries in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) that will be an “excess parachute payment” within the meaning of Section 280G of the Code.
(k)   Neither Berkshire nor any of its Subsidiaries is a party to any plan, program, agreement or arrangement that provides for the gross-up or reimbursement of Taxes imposed under Sections 409A or 4999 of the Code (or any corresponding provisions of state or local law relating to Tax).
(l)   No Berkshire Benefit Plan is maintained outside the jurisdiction of the United States or covers any employees or other service providers of Berkshire or any of its Subsidiaries who reside or work outside of the United States.
(m)   There are no and, for the past three (3) years, there have not been any pending or, to the knowledge of Berkshire, threatened material labor grievances, labor arbitrations or unfair labor practice claims or charges against Berkshire or any of its Subsidiaries, or any strikes, lockouts, concerted work stoppages, handbillings, picketings or other material labor disputes against or by Berkshire or any of its Subsidiaries. Neither Berkshire nor any of its Subsidiaries is party to or bound by any collective bargaining or other agreement with any labor union or other labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of Berkshire or any of its Subsidiaries and, to the knowledge of Berkshire, there have been no organizing efforts by any union or other group seeking to represent any employees of Berkshire and its Subsidiaries in the past three (3) years. No employee of Berkshire or any of its Subsidiaries are represented by any labor union, works council, or other labor organization with respect to their employment with Berkshire or any of its Subsidiaries.
(n)   Berkshire and its Subsidiaries are in compliance in all material respects with, and for the past three (3) years, have complied in all material respects with, all laws regarding labor, employment and employment practices including all such laws respecting terms and conditions of employment, wages and hours, paid sick leave, classification of employees and independent contractors, equitable pay practices, privacy rights, labor disputes, employment discrimination, harassment, workers’ compensation or long-term disability policies, retaliation, immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), family and medical leave and other disability rights and benefits, whistleblowing, employee trainings and notices, artificial intelligence and the use of automated decision-making tools in employment decisions, employee leave issues, occupational safety and health and plant closings and layoffs (including notice, information, consultation and other requirements under the WARN Act).
(o)   (i) No written or, to the knowledge of Berkshire, oral allegations of sexual or other harassment or sexual or other misconduct premised on inclusion in a protected class have been made in the past three (3) years against any individual in his or her capacity as an officer or director of Berkshire subject to the reporting requirements of Section 16(a) of the Exchange Act (“Berkshire Insiders”) or any managerial- or supervisory-level employee of Berkshire or any of its Subsidiaries, (ii) in the past three (3) years, neither Berkshire nor any of its Subsidiaries has entered into any settlement agreement related to allegations of sexual or other harassment or sexual or other misconduct premised on inclusion in a protected class by any Berkshire Insiders or any managerial- or supervisory-level employees of Berkshire or any of its Subsidiaries, and (iii) in the past three (3) years there have been no proceedings pending or, to the knowledge of Berkshire, threatened related to any allegations of sexual or other harassment or sexual or other misconduct premised on inclusion in a protected class by any individual in his or her capacity as a Berkshire Insider or any managerial- or supervisory-level employee of Berkshire or any of its Subsidiaries.
(p)   The per share exercise price of each Berkshire Stock Option is no less than the fair market value of a share of Berkshire Common Stock on the date of grant of such Berkshire Stock Option, determined in a manner consistent with Section 409A of the Code. All Berkshire Benefit Plans that constitute in any part “nonqualified deferred compensation plans” (within the meaning of Section 409A of the Code) have been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and the regulations issued thereunder. No payment to be made under any Berkshire Benefit Plan is, or to the knowledge of Berkshire, will be, subject to the penalties of Section 409A(a)(1) of the Code.
Section 4.12.   Compliance with Applicable Law.   Berkshire and each of its Subsidiaries hold, and have at all times since December 31, 2022, held, all licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses and ownership of their respective properties, rights and assets under and pursuant to each (and have paid all fees and assessments due and payable in connection therewith), except where neither the cost of failure to hold nor the cost of obtaining and holding such license, franchise, permit or authorization (nor the failure to pay any fees or assessments) would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Berkshire, and, to the knowledge of Berkshire, no suspension or cancellation of any such necessary license, franchise, permit or authorization is threatened. Berkshire and each of its Subsidiaries have complied in all material respects with and are not in material default or violation under any, applicable law, statute, order, rule, regulation, written policy and/or guideline of any Governmental Entity relating to Berkshire or any of its Subsidiaries, except where any failure to so comply or the existence of any such default or violation would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Berkshire. Each of Berkshire’s Subsidiaries that is an insured depository institution has a Community Reinvestment Act rating of “satisfactory” or better, and no such Subsidiary anticipates that a current “satisfactory” or better rating will be reduced. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Berkshire, to the knowledge of Berkshire, no director, officer, employee, agent or other person acting on behalf of Berkshire or any of its Subsidiaries has, directly or indirectly, (a) used any funds of Berkshire or any of its Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other expenses relating to political activity, (b) made any unlawful payment to foreign or domestic governmental officials or employees or to foreign or domestic political parties or campaigns from funds of Berkshire or any of its Subsidiaries, (c) violated any provision that would result in the violation of the Foreign Corrupt Practices Act of 1977, as amended, or any similar law, (d) established or maintained any unlawful fund of monies or other assets of Berkshire or any of its Subsidiaries, (e) made any fraudulent entry on the books or records of Berkshire or any of its Subsidiaries, or (f) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business to obtain special concessions for Berkshire or any of its Subsidiaries, to pay for favorable treatment for business secured or to pay for special concessions already obtained for Berkshire or any of its Subsidiaries, or is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department. Berkshire maintains a written information privacy and security program that maintains commercially reasonable measures designed to protect the privacy, confidentiality and security of all Personal Data against any Security Breach. To the knowledge of Berkshire, Berkshire has not experienced any Security Breach that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Berkshire. To the knowledge of Berkshire, there are no data security or other technological vulnerabilities with respect to Berkshire information technology systems or networks that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Berkshire. Except as would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Berkshire: (i) Berkshire and each of its Subsidiaries have properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state, federal and foreign law; and (ii) none of Berkshire, any of its Subsidiaries, or any of its or its Subsidiaries’ directors, officers or employees, has committed any breach of trust or fiduciary duty with respect to any such fiduciary account, and the accountings for each such fiduciary account are true, correct and complete and accurately reflect the assets and results of such fiduciary account.
Section 4.13.   Certain Contracts.
(a)   Except as set forth in Section 4.13(a) of the Berkshire Disclosure Schedule or as filed with or incorporated into any Berkshire Report filed prior to the date hereof, as of the date hereof, neither Berkshire nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral, but excluding any Berkshire Benefit Plan): (i) which is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC); (ii) which contains a provision that materially restricts the conduct of any line of business by Berkshire or any of its Subsidiaries or upon consummation of the transactions contemplated by this Agreement will materially restrict the ability of the Surviving Corporation or any of its affiliates to engage in any line of business or in any geographic region (including any exclusivity or exclusive dealing provisions with such an effect); (iii) which is a collective bargaining agreement or other agreement with any labor union, works council, or other labor organization; (iv) any of the benefits of or obligations under which will arise or be increased or accelerated by the occurrence of the execution and delivery of this Agreement, receipt of the Requisite Berkshire Vote or the announcement or consummation of any of the transactions contemplated by this Agreement, or under which a right of cancellation or termination will arise as a result thereof, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement, where such increase or acceleration of benefits or obligations, right of cancellation or termination, or change in calculation of value of benefits would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Berkshire; (v) (A) that relates to the incurrence of indebtedness by Berkshire or any of its Subsidiaries, including any sale and leaseback transactions, capitalized leases and other similar financing arrangements (other than deposit liabilities, trade payables, federal funds purchased, advances and loans from the Federal Home Loan Bank and securities sold under agreements to repurchase, in each case incurred in the ordinary course of business), (B) that provides for the guarantee, support, assumption or endorsement by Berkshire or any of its Subsidiaries of, or any similar commitment by Berkshire or any of its Subsidiaries with respect to, the obligations, liabilities or indebtedness of any other person, in the case of each of clauses (A) and (B), in the principal amount of $250,000 or more, or (C) that provides for any material indemnification or similar obligations on the part of Berkshire or any of its Subsidiaries; (vi) that grants any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of Berkshire or its Subsidiaries, taken as a whole; (vii) which creates future payment obligations in excess of $500,000 per annum other than any such contracts which are terminable by Berkshire or any of its Subsidiaries on sixty (60) days or less notice without any required payment or other conditions, other than extensions of credit, other customary banking products offered by Berkshire or its Subsidiaries, or derivatives issued or entered into in the ordinary course of business; (viii) that is a settlement, consent or similar agreement and contains any material continuing obligations of Berkshire or any of its Subsidiaries; (ix) that relates to the acquisition or disposition of any person, business or asset and under which Berkshire or its Subsidiaries have or may have a material obligation or liability. Each contract, arrangement, commitment or understanding of the type described in this Section 4.13(a) (excluding any Berkshire Benefit Plan), whether or not set forth in the Berkshire Disclosure Schedule, is referred to herein as a “Berkshire Contract”. Berkshire has made available to Brookline true, correct and complete copies of each Berkshire Contract in effect as of the date hereof.
(b)   In each case, except as, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Berkshire, (i) each Berkshire Contract is valid and binding on Berkshire or one of its Subsidiaries, as applicable, and in full force and effect, (ii) Berkshire and each of its Subsidiaries has complied with and performed all obligations required to be performed by it to date under each Berkshire Contract, (iii) to the knowledge of Berkshire, each third-party counterparty to each Berkshire Contract has complied with and performed all obligations required to be performed by it to date under such Berkshire Contract, (iv) Berkshire does not have knowledge of, and has not received notice of, any violation of any Berkshire Contract by any of the other parties thereto, and (v) no event or condition exists which constitutes or, after notice or lapse of time or both, will constitute, a breach or default on the part of Berkshire or any of its Subsidiaries, or to the knowledge of Berkshire, any other party thereto, of or under any such Berkshire Contract.
Section 4.14.   Agreements with Regulatory Agencies.   Neither Berkshire nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since January 1, 2023, a recipient of any supervisory letter from, or since January 1, 2023, has adopted any policies, procedures or board resolutions at the request or suggestion of, any Regulatory Agency or other Governmental Entity that currently restricts in any material respect or would reasonably be expected to restrict in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (each, whether or not set forth in the Berkshire Disclosure Schedule, a “Berkshire Regulatory Agreement”), nor has Berkshire or any of its Subsidiaries been advised in writing, or to Berkshire’s knowledge, orally, since January 1, 2023, by any Regulatory Agency or other Governmental Entity that it is considering issuing, initiating, ordering or requesting any such Berkshire Regulatory Agreement, nor does Berkshire believe that any such Berkshire Regulatory Agreement is likely to be initiated, ordered or requested.
Section 4.15.   Risk Management Instruments.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Berkshire, (a) all interest rate swaps, caps, floors, option agreements, futures and forward contracts and other similar derivative transactions and risk management arrangements, whether entered into for the account of Berkshire, any of its Subsidiaries or for the account of a customer of Berkshire or one of its Subsidiaries, were entered into in the ordinary course of business and in accordance with applicable rules, regulations and policies of any Regulatory Agency and with counterparties believed to be financially responsible at the time and are legal, valid and binding obligations of Berkshire or one of its Subsidiaries enforceable in accordance with their terms (except as may be limited by the Enforceability Exceptions), and are in full force and effect; and (b) Berkshire and each of its Subsidiaries have duly performed in all material respects all of their material obligations thereunder to the extent that such obligations to perform have accrued, and, to Berkshire’s knowledge, there are no material breaches, violations or defaults or allegations or assertions of such by any party thereunder.
Section 4.16.   Environmental Matters.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Berkshire, Berkshire and its Subsidiaries are in compliance, and have complied since January 1, 2023, with all Environmental Laws. There are no legal, administrative, arbitral or other proceedings, claims or actions, or, to the knowledge of Berkshire, any governmental investigations of any nature seeking to impose, or that would reasonably be expected to result in the imposition, on Berkshire or any of its Subsidiaries of any liability or obligation arising under any Environmental Law, pending or threatened against Berkshire, which liability or obligation would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Berkshire.

Section 4.17.   Investment Securities and Commodities.
(a)   Each of Berkshire and its Subsidiaries has good title in all material respects to all securities and commodities owned by it (except those sold under repurchase agreements), free and clear of any Liens, except as set forth in the financial statements included in the Berkshire Reports or to the extent such securities or commodities are pledged in the ordinary course of business to secure obligations of Berkshire or its Subsidiaries. Such securities and commodities are valued on the books of Berkshire in accordance with GAAP in all material respects.
(b)   Berkshire and its Subsidiaries and their respective businesses employ investment, securities, commodities, risk management and other policies, practices and procedures that Berkshire believes are prudent and reasonable in the context of such businesses, and Berkshire and its Subsidiaries have, since January 1, 2023, been in compliance with such policies, practices and procedures in all material respects. Prior to the date of this Agreement, Berkshire has made available to Brookline the material terms of such policies, practices and procedures.
Section 4.18.   Real Property.   Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Berkshire, (a) Berkshire or a Berkshire Subsidiary has good and marketable title to all the real property reflected in the latest audited balance sheet included in the Berkshire Reports as being owned by Berkshire or a Berkshire Subsidiary or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) (the “Berkshire Owned Properties”), free and clear of all Liens, except for Permitted Encumbrances, and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such Berkshire Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof) (collectively with Berkshire Owned Properties, the “Berkshire Real Property”), free and clear of all Liens of any nature whatsoever, except for Permitted Encumbrances, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to the knowledge of Berkshire, the lessor. There are no pending or, to the knowledge of Berkshire, threatened condemnation proceedings against Berkshire Real Property.
Section 4.19.   Intellectual Property.   Berkshire and each of its Subsidiaries owns, or is licensed to use (in each case, free and clear of any material Liens), all Intellectual Property necessary for the conduct of its business as currently conducted. Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Berkshire, (a) (i) to the knowledge of Berkshire, the use of any Intellectual Property by Berkshire and its Subsidiaries does not infringe, misappropriate or otherwise violate the rights of any person and is in accordance with any applicable license pursuant to which Berkshire or any Berkshire Subsidiary acquired the right to use any Intellectual Property, and (ii) no person has asserted in writing to Berkshire that Berkshire or any of its Subsidiaries has infringed, misappropriated or otherwise violated the Intellectual Property rights of such person, (b) no person is challenging or, to the knowledge of Berkshire, infringing on or otherwise violating, any right of Berkshire or any of its Subsidiaries with respect to any Intellectual Property owned by Berkshire or its Subsidiaries, and (c) neither Berkshire nor any Berkshire Subsidiary has received any written notice of any pending claim with respect to any Intellectual Property owned by Berkshire or any Berkshire Subsidiary, and Berkshire and its Subsidiaries have taken commercially reasonable actions to avoid the abandonment, cancellation or unenforceability of all Intellectual Property owned or licensed, respectively, by Berkshire and its Subsidiaries. Berkshire and each of its Subsidiaries obtained and possesses valid licenses to use all of the software programs present on the computers and other software-enabled electronic devices that it owns or leases or that it has otherwise provided to its employees and contractors for their use.
Section 4.20.   Related Party Transactions.   Except as set forth in Section 4.20 of the Berkshire Disclosure Schedule, there are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions or series of related transactions, between Berkshire or any of its Subsidiaries, on the one hand, and any current or former director or “executive officer” (as defined in Rule 3b-7 under the Exchange Act) of Berkshire or any of its Subsidiaries or any person who beneficially owns (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) 5% or more of the outstanding Berkshire Common Stock (or any of such person’s immediate family members or affiliates)

(other than Subsidiaries of Berkshire) on the other hand, of the type required to be reported in any Berkshire Report pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act that have not been so reported on a timely basis.
Section 4.21.   State Takeover Laws.   Each of the Boards of Directors of Berkshire and Commerce Acquisition Sub, Inc. has approved this Agreement and the transactions contemplated hereby and has taken all such other necessary actions as required to render inapplicable to such agreements and transactions the provisions of any potentially applicable takeover laws of any state including the DGCL, including any Takeover Statutes. In accordance with Section 262 of the DGCL, no appraisal or dissenters’ rights will be available to the holders of Berkshire Common Stock or Commerce Acquisition Sub, Inc. Common Stock in connection with the Merger and the Holdco Merger.
Section 4.22.   Reorganization.   Berkshire has not taken any action (or failed to take any action, including failing to use its reasonable best efforts to cause any of its respective Subsidiaries from taking any action) and is not aware of any fact or circumstance, in each case, that could reasonably be expected to prevent (i) the Merger and the Holdco Merger, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or (ii) Luse Gorman, PC or Goodwin Procter LLP from delivering the opinions described in Sections 7.2(c) and 7.3(c), respectively.
Section 4.23.   Opinions.   Prior to the execution of this Agreement, the Board of Directors of Berkshire has received an opinion (which, if initially rendered verbally, has been or will be confirmed by a written opinion, dated the same date) of Raymond James to the effect that as of the date of such opinion, and based upon and subject to the factors, assumptions, and limitations set forth therein, the Exchange Ratio in the Merger is fair from a financial point of view to Berkshire. Such opinion has not been amended or rescinded as of the date of this Agreement.
Section 4.24.   Berkshire Information.   The information relating to Berkshire and its Subsidiaries to be contained in the Joint Proxy Statement and the S-4, and the information relating to Berkshire and its Subsidiaries that is provided by Berkshire or its representatives for inclusion in any other document filed with any Regulatory Agency in connection herewith, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Joint Proxy Statement (except for such portions thereof that relate only to Brookline or any of its Subsidiaries) will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. The S-4 (except for such portions thereof that relate only to Brookline or any of its Subsidiaries) will comply in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.
Section 4.25.   Loan Portfolio.
(a)   As of the date hereof, except as set forth in Section 4.25(a) of the Berkshire Disclosure Schedule, neither Berkshire nor any of its Subsidiaries is a party to any Loan in which Berkshire or any Subsidiary of Berkshire is a creditor which as of September 30, 2024, had a Total Borrower Commitment of $10,000,000 or more and under the terms of which the Borrower was, as of September 30, 2024, over ninety (90) days or more delinquent in payment of principal or interest. Set forth in Section 4.25(a) of the Berkshire Disclosure Schedule is a true, correct and complete list in all material respects of (A) all of the Loans of Berkshire and its Subsidiaries that, as of September 30, 2024, had an outstanding balance of $20,000,000 or more and were classified by Berkshire as “Other Loans Specially Mentioned,” “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Classified,” “Criticized,” “Credit Risk Assets,” “Concerned Loans,” “Watch List” or words of similar import, together with the principal amount and accrued and unpaid interest on each such Loan and the identity of the borrower thereunder, together with the aggregate principal amount and accrued and unpaid interest on such Loans, by category of Loan (e.g., commercial, consumer, etc.), together with the aggregate principal amount of such Loans by category and (B) each asset of Berkshire or any of its Subsidiaries that, as of September 30, 2024, is classified as “Other Real Estate Owned” and the book value thereof.
(b)   Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Berkshire, each Loan of Berkshire and its Subsidiaries (i) is evidenced by notes, agreements or other evidences of indebtedness (including, as applicable, lost note affidavits) that are true, genuine and what they purport to be in all material respects, (ii) to the extent carried on the books and records of Berkshire and its Subsidiaries as secured Loans, has been secured by valid Liens, as applicable, which have been perfected or are in the process of being recorded and perfected and (iii) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to the Enforceability Exceptions.
(c)   Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Berkshire, each outstanding Loan of Berkshire or any of its Subsidiaries (including Loans held for resale to investors) was solicited and originated, and is and has been administered and, where applicable, serviced, and the relevant Loan files are being maintained, in all material respects in accordance with the relevant notes or other credit or security documents, the written underwriting standards of Berkshire and its Subsidiaries (and, in the case of Loans held for resale to investors, the underwriting standards, if any, of the applicable investors) and with all applicable federal, state and local laws, regulations and rules.
Section 4.26.   Insurance.
(a)   Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Berkshire, Berkshire and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of Berkshire reasonably has determined to be prudent and consistent with industry practice, and Berkshire and its Subsidiaries are in compliance in all material respects with their insurance policies and are not in default under any of the terms thereof, each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of Berkshire and its Subsidiaries, Berkshire or the relevant Subsidiary thereof is the sole beneficiary of such policies, and all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion.
(b)   Section 4.26(b) of the Berkshire Disclosure Schedule sets forth a true, correct and complete description of all BOLI owned by Berkshire Bank or its Subsidiaries, including the value of its BOLI. The value of such BOLI is and has been fairly and accurately reflected in the most recent balance sheet included in Berkshire Reports in accordance with GAAP.
Section 4.27.   Information Security.   Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Berkshire, to the knowledge of Berkshire, since January 1, 2023, no third party has gained unauthorized access to any information technology networks controlled by and material to the operation of the business of Berkshire and its Subsidiaries.
Section 4.28.   Subordinated Indebtedness.   Berkshire has performed, or has caused its applicable Subsidiary to perform, all of the obligations required to be performed by it and its Subsidiaries and is not in default under the terms of the indebtedness or other instruments related thereto set forth on Section 6.19 of the Berkshire Disclosure Schedule, including any indentures, junior subordinated debentures or trust preferred securities or any agreements related thereto.
Section 4.29.   No Investment Advisor Subsidiary; No Broker-Dealer Subsidiary.
(a)   No Berkshire Subsidiary is required to be registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.
(b)   No Berkshire Subsidiary is a broker-dealer or is required to be registered as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, and no employee of a Subsidiary of Berkshire is required to be registered, licensed or qualified as a registered representative of a broker-dealer under, and in compliance with, applicable law.
ARTICLE V
COVENANTS RELATING TO CONDUCT OF BUSINESS
Section 5.1.   Conduct of Businesses Prior to the Effective Time.   During the period from the date of this Agreement to the Effective Time or earlier termination of this Agreement, except as expressly contemplated or permitted by this Agreement (including as set forth in the Brookline Disclosure Schedule or the Berkshire Disclosure Schedule), required by law or as consented to in writing by the other party (such consent not to be unreasonably withheld, conditioned or delayed), each of Brookline and Berkshire shall, and shall cause its respective Subsidiaries to, (a) conduct its business in the ordinary course in all material respects, (b) use reasonable best efforts to maintain and preserve intact its business organization, employees and advantageous business relationships, and (c) take no action that would reasonably be expected to adversely affect or materially delay the ability of either Brookline or Berkshire to obtain any necessary approvals of any Regulatory Agency or other Governmental Entity required for the transactions contemplated hereby or to perform its respective covenants and agreements under this Agreement or to consummate the transactions contemplated hereby on a timely basis.
Section 5.2.   Forbearances.   During the period from the date of this Agreement to the Effective Time or earlier termination of this Agreement, except as set forth in the Brookline Disclosure Schedule or the Berkshire Disclosure Schedule, as expressly contemplated or permitted by this Agreement or as required by law, neither Brookline nor Berkshire shall, and neither Brookline nor Berkshire shall permit any of their respective Subsidiaries to, without the prior written consent of the other party to this Agreement (such consent not to be unreasonably withheld, conditioned or delayed):
(a)   Borrowings.   Other than (i) federal funds borrowings and Federal Home Loan Bank borrowings, in each case with a maturity not in excess of six (6) months and (ii) deposits or other customary banking products such as letters of credit, in each case in the ordinary course of business, incur any indebtedness for borrowed money (other than indebtedness of Brookline or any of its wholly-owned Subsidiaries to Brookline or any of its wholly-owned Subsidiaries, on the one hand, or of Berkshire or any of its wholly-owned Subsidiaries to Berkshire or any of its wholly-owned Subsidiaries, on the other hand), or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity;
(b)   Stock; Dividends.
(i)   Adjust, split, combine or reclassify any capital stock;
(ii)   Make, declare, pay or set a record date for any dividend, or any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other equity or voting securities or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) or exchangeable into or exercisable for any shares of its capital stock or other equity or voting securities, except, in each case, (A) regular quarterly cash dividends by Brookline at a rate not in excess of $0.135 per share of Brookline Common Stock, (B) regular quarterly cash dividends by Berkshire at a rate not in excess of $0.18 per share of Berkshire Common Stock, (C) dividends paid by any of the Subsidiaries of each of Brookline and Berkshire to Brookline or Berkshire or any of their wholly-owned Subsidiaries, respectively, (D) regular distributions on outstanding trust preferred securities in accordance with their terms or (E) the acceptance of shares of Brookline Common Stock or Berkshire Common Stock, as the case may be, as payment for the exercise price of stock options or for withholding Taxes incurred in connection with the exercise of stock options or the vesting or settlement of equity compensation awards, in each case, in accordance with past practice and the terms of the applicable award agreements;
(iii)   Grant any stock options, stock appreciation rights, performance shares, restricted stock units, performance stock units, phantom stock units, restricted shares or other equity-based awards or interests, or grant any person any right to acquire any shares of capital stock or other equity or voting securities of Brookline or Berkshire or any of their Subsidiaries; or
(iv)   Other than the sale and issuance of shares of Berkshire Common Stock pursuant to a private placement agreement entered into prior to or simultaneously with this Agreement, issue, sell, transfer, encumber or otherwise permit to become outstanding any shares of capital stock or voting securities or equity interests or securities convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) or exchangeable into, or exercisable for, any shares of its capital stock or other equity or voting securities, including any securities of Brookline or Berkshire or their respective Subsidiaries, or any options, warrants, or other rights of any kind to acquire any shares of capital stock or other equity or voting securities, including any securities of Brookline or Berkshire or their respective Subsidiaries, except pursuant to the exercise of stock options or the vesting or settlement of equity compensation awards in accordance with their terms;
(c)   Dispositions.   Sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties, deposits or assets or any business to any individual, corporation or other entity other than a wholly-owned Subsidiary, or cancel, release or assign any indebtedness to any such person or any claims held by any such person, in each case other than in the ordinary course of business, or pursuant to contracts or agreements in force at the date of this Agreement;
(d)   Acquisitions.   Except for foreclosure or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith in the ordinary course of business, make any material investment in or acquisition of (whether by purchase of stock or securities, contributions to capital, property transfers, merger or consolidation, or formation of a joint venture or otherwise) any other person or the property, deposits or assets of any other person, in each case, other than a wholly-owned Subsidiary of Brookline or Berkshire, as applicable;
(e)   Material Contracts.   In each case except for transactions in the ordinary course of business, terminate, materially amend, or waive any material provision of, any Brookline Contract or Berkshire Contract, as the case may be, or make any change in any instrument or agreement governing the terms of any of its securities, other than normal renewals of contracts without material adverse changes of terms with respect to Brookline or Berkshire, or enter into any contract that would constitute a Brookline Contract or Berkshire Contract, if it were in effect on the date of this Agreement;
(f)   Benefit Plans, Etc.   Except as required under applicable law, the terms of any Brookline Benefit Plan or Berkshire Benefit Plan (as applicable) existing as of the date hereof or set forth on Section 5.2(f) of the Brookline Disclosure Schedule or Section 5.2(f) of the Berkshire Disclosure Schedule, (i) enter into, establish, adopt, amend or terminate any Brookline Benefit Plan or Berkshire Benefit Plan, or any arrangement that would be a Brookline Benefit Plan or Berkshire Benefit Plan if in effect on the date hereof, other than with respect to renewal of broad-based welfare benefit plans (other than severance) in the ordinary course of business consistent with past practice and as would not reasonably be expected to materially increase the cost of benefits under any such Brookline Benefit Plan or Berkshire Benefit Plan, (ii) increase the compensation or benefits payable to any current or former employee, director or individual consultant except for (A) normal increases in base compensation to employees in the ordinary course of business consistent with past practice; provided, that such increases in base compensation do not exceed five percent (5%) on an individual basis (other than promotions made in the ordinary course, which increase in base compensation on account of any such promotion do not exceed ten percent (10%)), (B) as may be required by law, (iii) to satisfy contractual obligations existing as of the date hereof and disclosed on Section 5.2(f) of the Brookline Disclosure Schedule or Section 5.2(f) of the Berkshire Disclosure Schedule, as the case may be, (iii) accelerate the vesting of any equity-based awards or other compensation or benefits, (iv) except as set forth on Section 5.2(f) of the Brookline Disclosure Schedule, enter into any new, or amend any existing, employment, severance, change in control, retention, collective bargaining agreement or similar agreement or arrangement, (v) fund any rabbi trust or similar arrangement, or in any other way secure the payment of compensation or benefits under any Brookline Benefit Plan or Berkshire Benefit Plan, (vi) materially change any actuarial or other assumptions used to calculate funding obligations with respect to any Brookline Benefit Plan or Berkshire Benefit Plan that is required by applicable law to be funded or change the manner in which contributions to such plan are made or the basis on which such contributions are determined, except as may be required by generally accepted accounting principles, (vii) terminate the employment or services of any employee with an annual base salary equal to or in excess of $150,000, other than for cause, (viii) hire or promote any employee with an annual base salary equal to or in excess of $150,000 (other than as a replacement hire or promotion on substantially similar terms of employment as the departed employee), or significantly change the responsibilities assigned to any such employee, (ix) implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that trigger notice requirements under the WARN Act; or (x) negotiate, modify, extend, or enter into any collective bargaining or other agreement with any labor union or other labor organization or recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of Berkshire, Brookline or any of their Subsidiaries;
(g)   Claims.   Settle any material claim, suit, action or proceeding, except involving solely monetary remedies in an amount and for consideration not in excess of $500,000 individually or $2,000,000 in the aggregate and that would not impose any material restriction on, or create any adverse precedent that would be material to, the business of it or its Subsidiaries or the Surviving Corporation or its Subsidiaries;
(h)   Real Property.   Except as set forth on Section 5.2(h) of the Brookline Disclosure Schedule or Section 5.2(h) of the Berkshire Disclosure Schedule, as applicable, enter into any new, or amend any existing, lease or sublease of real property;
(i)   Adverse Actions.   Take any action or knowingly fail to take any action where such action or failure to act could reasonably be expected to prevent the Merger and the Holdco Merger, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;
(j)   Governing Documents.   Amend its certificate of incorporation, its bylaws or comparable governing documents of its Significant Subsidiaries;
(k)   Investment Securities.   Materially restructure or materially change its investment securities, derivatives, wholesale funding or BOLI portfolio or its interest rate exposure, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported except in accordance with its investment policy as qualified by Section 5.2(j) of the Brookline Disclosure Schedule or Section 5.2(j) of the Berkshire Disclosure Schedule, as applicable;
(l)   Loans.   Make, increase, extend additional credit, purchase any Loans except in accordance with its loan policy as qualified by Section 5.2(k) of the Brookline Disclosure Schedule or Section 5.2(k) of the Berkshire Disclosure Schedule, as applicable; provided that consent shall be deemed to have been granted if not received by the requesting party within two business days of the receiving party’s receipt of the request for such consent;
(m)   Loan Policies.   Make a material change its loan policies in effect as of the date hereof, except as required by any Governmental Entity.
(n)   Accounting Methods.   Implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP;
(o)   Banking Operations.   Enter into any new line of business or, other than in the ordinary course of business consistent with past practice, change in any material respect its lending, investment, underwriting, risk and asset liability management and other banking and operating, hedging, securitization and servicing policies (including any change in the maximum ratio or similar limits as a percentage of its capital exposure applicable with respect to its loan portfolio or any segment thereof), except as required by applicable law, regulation or policies imposed by any Governmental Entity;
(p)   Reorganizations.   Merge or consolidate itself or any of its Significant Subsidiaries with any other person, or restructure, reorganize or completely or partially liquidate or dissolve it or any of its Significant Subsidiaries;
(q)   Tax Matters.   Make, change or revoke any material Tax election, change an annual Tax accounting period, adopt or change any material Tax accounting method, file any material amended Tax Return, enter into any closing agreement with respect to a material amount of Taxes, or settle any material Tax claim, audit, assessment or dispute or surrender any material right to claim a refund of Taxes; or
(r)   Agreements.   Agree to take, make any commitment to take, or adopt any resolutions of its board of directors or similar governing body in support of, any of the actions prohibited by this Section 5.2.

ARTICLE VI
ADDITIONAL AGREEMENTS
Section 6.1.   Regulatory Matters.
(a)   Promptly after the date of this Agreement, Brookline and Berkshire shall prepare and file with the SEC the Joint Proxy Statement and Berkshire shall prepare and file with the SEC the S-4, in which the Joint Proxy Statement will be included as a prospectus. The parties shall use reasonable best efforts to make such filings within forty (40) days of the date of this Agreement. Each of Berkshire and Brookline shall use its reasonable best efforts to have the S-4 declared effective under the Securities Act as promptly as practicable after such filings, and Berkshire and Brookline shall thereafter mail or deliver the Joint Proxy Statement to their respective stockholders. Berkshire shall also use its reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the transactions contemplated by this Agreement, and Brookline shall furnish all information concerning Brookline and the holders of Brookline Common Stock as may be reasonably requested in connection with any such action.
(b)   The parties hereto shall cooperate with each other and use their reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (and in the case of applications, notices, petitions and filings in respect of the Requisite Regulatory Approvals, use their reasonable best efforts to make such filings within forty (40) days of the date of this Agreement), to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Entities which are necessary or advisable to consummate the transactions contemplated by this Agreement (including the Merger, the Holdco Merger and the Bank Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such Governmental Entities. Berkshire and Brookline shall have the right to review in advance, and, to the extent practicable, each will consult the other on, in each case subject to applicable laws relating to the exchange of information, all the information relating to Brookline or Berkshire, as the case may be, and any of their respective Subsidiaries, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby. Each party shall consult with the other in advance of any meeting or conference with any Governmental Entity in connection with the transactions contemplated by this Agreement and to the extent permitted by such Governmental Entity, give the other party and/or its counsel the opportunity to attend and participate in such meetings and conferences, in each case subject to applicable law. As used in this Agreement, “Requisite Regulatory Approvals” means all regulatory authorizations, consents, orders or approvals (and the expiration or termination of all statutory waiting periods in respect thereof) (x) from the Federal Reserve Board, the RIDOB, the NYDFS and the MDOB and (y) set forth in Sections 3.4 and 4.4 that are necessary to consummate the transactions contemplated by this Agreement, including the Merger, the Holdco Merger and the Bank Merger, or those the failure of which to be obtained would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Surviving Corporation.
(c)   Each party shall use its reasonable best efforts to respond to any request for information and resolve any objection that may be asserted by any Governmental Entity with respect to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, nothing contained in this Agreement shall be deemed to require Berkshire or Brookline or any of their respective Subsidiaries, and neither Berkshire nor Brookline nor any of their respective Subsidiaries shall be permitted (without the written consent of the other party), to take any action, or commit to take any action, or agree to any condition or restriction, in connection with obtaining the foregoing permits, consents, approvals and authorizations of Governmental Entities or Regulatory Agencies that would reasonably be expected to have a material adverse effect on the Surviving Corporation and its Subsidiaries, taken as a whole, after giving effect to the Merger, the Holdco Merger and the Bank Merger (a “Materially Burdensome Regulatory Condition”).
(d)   To the extent permitted by applicable law, Berkshire and Brookline shall, upon request, furnish each other with all information concerning themselves, their Subsidiaries, directors, officers and stockholders, and such other matters as may be reasonably necessary or advisable in connection with the Joint Proxy Statement, the S-4 or any other statement, filing, notice or application made by or on behalf of Berkshire, Brookline or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger, the Holdco Merger, the Bank Merger and the other transactions contemplated by this Agreement.
(e)   To the extent permitted by applicable law, Berkshire and Brookline shall promptly advise each other upon receiving any communication from any Governmental Entity whose consent or approval is required for consummation of the transactions contemplated by this Agreement that causes such party to believe that there is a reasonable likelihood that any Requisite Regulatory Approval will not be obtained or that the receipt of any such approval will be materially delayed.
Section 6.2.   Access to Information; Confidentiality.
(a)   Upon reasonable notice and subject to applicable laws, each of Berkshire and Brookline, for the purposes of verifying the representations and warranties of the other and preparing for the Merger, the related integration and systems conversion or consolidation, and the other matters contemplated by this Agreement, shall, and shall cause each of their respective Subsidiaries to, afford to the officers, employees, accountants, counsel, advisors and other representatives of the other party, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments, personnel, information technology systems, and records, and each shall cooperate with the other party in preparing to execute after the Effective Time conversion or consolidation of systems and business operations generally, and, during the period prior to the Effective Time, each of Berkshire and Brookline shall, and shall cause its respective Subsidiaries to, make available to the other party (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws or federal or state banking laws (other than reports or documents that Berkshire or Brookline, as the case may be, is not permitted to disclose under applicable law), and (ii) all other information concerning its business, properties and personnel as such party may reasonably request. Notwithstanding the foregoing, neither Berkshire nor Brookline nor any of their respective Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of Berkshire’s or Brookline’s, as the case may be, customers, jeopardize the attorney-client privilege of the institution in possession or control of such information (after giving due consideration to the existence of any common interest, joint defense or similar agreement between the parties) or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties hereto will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.
(b)   Each of Berkshire and Brookline shall hold all information furnished by or on behalf of the other party or any of such party’s Subsidiaries or representatives pursuant to Section 6.2(a) in confidence to the extent required by, and in accordance with, the provisions of the Mutual Confidentiality and Exclusivity Agreement, dated June 19, 2024, by and between Berkshire and Brookline, as amended, restated or otherwise modified (the “Confidentiality Agreement”).
(c)   No investigation by either of the parties or their respective representatives or information shared pursuant to this Section 6.2 shall affect or be deemed to modify or waive the representations and warranties of the other set forth herein.
Section 6.3.   Non-Control.   Nothing contained in this Agreement shall give either Berkshire or Brookline, directly or indirectly, the right to control or direct the operations of the other party prior to the Effective Time. Prior to the Effective Time, each of Berkshire and Brookline shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
Section 6.4.   Stockholders’ Approval.
(a)   Each of Brookline and Berkshire shall call, give notice of, convene and hold a meeting of its stockholders (the “Brookline Meeting” and the “Berkshire Meeting,” respectively) to be held as soon as reasonably practicable after the S-4 is declared effective, for the purpose of obtaining (a) in the case of Brookline, the Requisite Brookline Vote and, in the case of Berkshire, the Requisite Berkshire Vote, respectively, required in connection with this Agreement, the Berkshire Share Issuance and the Merger and

(b) if so desired and mutually agreed, a vote upon other matters of the type customarily brought before a meeting of stockholders in connection with the approval of a merger agreement or the transactions contemplated thereby, and each of Brookline and Berkshire shall use its reasonable best efforts to cause such meetings to occur as soon as reasonably practicable and on the same date and to set the same record date for such meetings. Such meetings may be held virtually, subject to applicable law and the organizational documents of Brookline and Berkshire, as applicable.
(b)   Subject to Section 6.4(c), each of Berkshire and Brookline and their respective Boards of Directors shall use its reasonable best efforts to obtain from the stockholders of Berkshire and the stockholders of Brookline, the Requisite Berkshire Vote and the Requisite Brookline Vote, respectively, including by communicating to the respective stockholders of Berkshire and stockholders of Brookline its recommendation (and including such recommendation in the Joint Proxy Statement) that, in the case of Berkshire, the stockholders of Berkshire approve (i) the Berkshire Share Issuance, (ii) an amendment and restatement of the Berkshire Certificate to increase the number of authorized shares of Berkshire Common Stock to 200,000,000 shares, and (iii) the New Or Revised Equity Incentive Plan, (collectively the “Berkshire Board Recommendation”) and, in the case of Brookline, that the stockholders of Brookline approve this Agreement (the “Brookline Board Recommendation”). Subject to Section 6.4(c), each of Berkshire and Brookline and their respective Boards of Directors shall not (i) withhold, withdraw, modify or qualify in a manner adverse to the other party the Berkshire Board Recommendation, in the case of Berkshire, or the Brookline Board Recommendation, in the case of Brookline, (ii) fail to make the Berkshire Board Recommendation, in the case of Berkshire, or the Brookline Board Recommendation, in the case of Brookline, in the Joint Proxy Statement, (iii) adopt, approve, recommend or endorse an Acquisition Proposal or publicly announce an intention to adopt, approve, recommend or endorse an Acquisition Proposal, (iv) fail to publicly and without qualification (A) recommend against any Acquisition Proposal or (B) reaffirm the Berkshire Board Recommendation, in the case of Berkshire, or the Brookline Board Recommendation, in the case of Brookline, in each case within ten (10) business days (or such fewer number of days as remains prior to the Berkshire Meeting or the Brookline Meeting, as applicable) after an Acquisition Proposal is made public or any request by the other party to do so, or (v) publicly propose to do any of the foregoing (any of the foregoing, a “Recommendation Change”).
(c)   Subject to Section 8.1 and Section 8.2, if the Board of Directors of Berkshire or Brookline, after receiving the advice of its outside counsel and, with respect to financial matters, its outside financial advisors, determines in good faith that it would reasonably be likely to result in a violation of its fiduciary duties under applicable law to make or continue to make the Berkshire Board Recommendation or the Brookline Board Recommendation, as applicable, such Board of Directors may, in the case of Berkshire, prior to the receipt of the Requisite Berkshire Vote submit the Berkshire Share Issuance to its stockholders, and in the case of Brookline, prior to the receipt of the Requisite Brookline Vote submit this Agreement to its stockholders, in each case, without recommendation (which, for the avoidance of doubt, shall constitute a Recommendation Change) (although the resolutions approving this Agreement as of the date hereof may not be rescinded or amended), in which event such Board of Directors may communicate the basis for its lack of a recommendation to its stockholders, in the Joint Proxy Statement or an appropriate amendment or supplement thereto to the extent required by law; provided, that such Board of Directors may not take any actions under this sentence unless it (A) gives the other party at least four (4) business days’ prior written notice of its intention to take such action and a reasonable description of the event or circumstances giving rise to its determination to take such action (including, in the event such action is taken in response to an Acquisition Proposal, the latest material terms and conditions of, and the identity of the third party making, any such Acquisition Proposal, or any amendment or modification thereof, and describe in reasonable detail such other event or circumstances) and (B) at the end of such notice period, takes into account any amendment or modification to this Agreement proposed by the other party and, after receiving the advice of its outside counsel and, with respect to financial matters, its outside financial advisors, determines in good faith that it would nevertheless reasonably be likely to result in a violation of its fiduciary duties under applicable law to make or continue to make the Berkshire Board Recommendation or Brookline Board Recommendation, as the case may be. Any material amendment to any Acquisition Proposal will be deemed to be a new Acquisition Proposal for purposes of this Section 6.4(c) and will require a new notice period of two (2) business days.

(d)   Subject to applicable law, Berkshire or Brookline shall adjourn or postpone the Berkshire Meeting or the Brookline Meeting, as the case may be, if, as of the time for which such meeting is originally scheduled there are insufficient shares of Berkshire Common Stock or Brookline Common Stock, as the case may be, represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such meeting, or if on the date of such meeting Berkshire or Brookline, as applicable, has not received proxies representing a sufficient number of shares necessary to obtain the Requisite Berkshire Vote or the Requisite Brookline Vote, and subject to the terms and conditions of this Agreement, Brookline or Berkshire, as applicable, shall continue to use reasonable best efforts to solicit proxies from its stockholders in order to obtain the Requisite Brookline Vote or the Requisite Berkshire Vote, respectively; provided, however, that neither Berkshire nor Brookline shall be required to adjourn or postpone the Berkshire Meeting or the Brookline Meeting, as the case may be, more than two (2) times. Notwithstanding anything to the contrary herein, but subject to the obligation to adjourn or postpone such meeting as set forth in the immediately preceding sentence, unless this Agreement has been terminated in accordance with its terms, (x) the Brookline Meeting shall be convened and this Agreement shall be submitted to the stockholders of Brookline at the Brookline Meeting and (y) the Berkshire Meeting shall be convened and the Berkshire Share Issuance shall be submitted to the stockholders of Berkshire at the Berkshire Meeting, and nothing contained herein shall be deemed to relieve either Berkshire or Brookline of such obligation.
Section 6.5.   Legal Conditions to Merger.   Subject in all respects to Section 6.1(c) of this Agreement, each of Berkshire and Brookline shall, and shall cause its Subsidiaries to, use their reasonable best efforts (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal and regulatory requirements that may be imposed on such party or its Subsidiaries with respect to the Merger, the Holdco Merger and the Bank Merger and, subject to the conditions set forth in Article VII hereof, to consummate the transactions contemplated by this Agreement, including the Merger, the Holdco Merger and the Bank Merger, and (b) to obtain (and to cooperate with the other party to obtain) any material consent, authorization, order or approval of, or any exemption by, any Governmental Entity and any other third party that is required to be obtained by Berkshire or Brookline or any of their respective Subsidiaries in connection with the Merger, the Holdco Merger, the Bank Merger and the other transactions contemplated by this Agreement.
Section 6.6.   Stock Exchange Listing.
(a)   Berkshire shall cause the shares of Berkshire Common Stock to be issued in the Merger to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Effective Time.
(b)   Prior to the Closing Date, Brookline shall cooperate with Berkshire and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of Nasdaq to enable the delisting by the Surviving Corporation of Brookline Common Stock from Nasdaq and the deregistration of Brookline Common Stock under the Exchange Act as promptly as practicable after the Effective Time.
Section 6.7.   Employee Matters.
(a)   Unless otherwise agreed between Berkshire and the Continuing Employee (as defined below), Berkshire, as the Surviving Corporation, shall provide the employees of Brookline and its Subsidiaries as of the Effective Time (the “Continuing Employees”), during the period commencing at the Effective Time and ending on the first anniversary thereof (the “Continuation Period”), for so long as such Continuing Employees are employed with the Surviving Corporation or its Subsidiaries following the Effective Time, with the following: (i) (x) each such Continuing Employee’s annual base salary or wages, as applicable, that is no less than that provided to such Continuing Employee as of immediately prior to the Closing and (y) annual cash incentive opportunities that are no less than the cash incentive opportunities provided to such Continuing Employee as of immediately prior to the Closing; and (ii) (x) all employee statutory entitlements; and (y) all employee benefits (other than severance which will be provided as set forth in the last sentence of this Section 6.7(a)) and other compensation (including long-term incentive compensation opportunities) that are substantially comparable in the aggregate to those provided to similarly situated employees of Berkshire and its Subsidiaries; provided, that with respect to clause (ii), until such time as Berkshire fully integrates the Continuing Employees into its plans, participation in the Brookline Benefit Plans (other than severance) shall be deemed to satisfy the foregoing standards, it being understood that the Continuing

Employees may commence participating in the plans of Berkshire and its Subsidiaries on different dates following the Effective Time with respect to different plans. During the Continuation Period, each Continuing Employee who is not party to an individual agreement providing for severance or termination benefits and is terminated under severance qualifying circumstances shall be provided severance benefits set forth in Section 6.7(a) of the Berkshire Disclosure Schedule, subject to such employee’s execution (and non-revocation) of a release of claims. Prior to the Effective Time, Berkshire and Brookline shall cooperate in reviewing, evaluating and analyzing the Berkshire Benefit Plans and Brookline Benefit Plans.
(b)   With respect to any employee benefit plans of Berkshire or its Subsidiaries in which any Continuing Employees become eligible to participate on or after the Effective Time (the “Surviving Entity Plans”), Berkshire, as the Surviving Corporation, and its Subsidiaries shall use commercially reasonable efforts to (i) waive all pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to such employees and their eligible dependents under any Surviving Entity Plans, (ii) provide each such employee and their eligible dependents with credit for any co-payments or coinsurance and deductibles paid prior to the Effective Time under a Brookline Benefit Plan that provides health care benefits, to the same extent that such credit was given under the analogous Brookline Benefit Plan prior to the Effective Time, in satisfying any applicable deductible, co-payment, coinsurance or out-of-pocket requirements under any Surviving Entity Plans, and (iii) recognize all service of such employees with Brookline and its Subsidiaries for all purposes in any Surviving Entity Plan to the same extent that such service was taken into account under the analogous Brookline Benefit Plan prior to the Effective Time for purposes of eligibility, participation and vesting (but not for purposes of benefit accrual), vacation entitlement and severance benefits; provided, that the foregoing service recognition shall not apply (A) to the extent it would result in duplication of benefits for the same period of service, (B) for purposes of any defined benefit pension plan, or (C) for purposes of any benefit plan that is a frozen plan or provides grandfathered benefits. As of the Effective Time, the Surviving Corporation shall credit each Continuing Employee the amount of vacation time that such employee had accrued under any applicable Brookline Benefit Plan as of the Effective Time.
(c)   Unless otherwise agreed between Berkshire and Brookline, no later than ten (10) business days prior to the Effective Time, Brookline shall cause any 401(k) plan sponsored or maintained by Brookline and its Subsidiaries, including, without limitation, the Brookline Bancorp, Inc. 401(k) Plan (each, a “Brookline 401(k) Plan”) to be terminated effective as of the day immediately prior to the Effective Time and contingent upon the occurrence of the Closing. Brookline shall provide Berkshire with evidence that such plan has been terminated (the form and substance of which shall be subject to reasonable review and comment by Berkshire) not later than two (2) business days immediately preceding the Effective Time, and (ii) the Continuing Employees of Brookline shall be eligible to participate, effective as of the Effective Time, in a 401(k) plan sponsored or maintained by Berkshire or one of its Subsidiaries (an “Berkshire 401(k) Plan”), it being agreed that there shall be no gap in participation in a tax-qualified defined contribution plan. Berkshire and Brookline shall take any and all actions as may be required, including amendments to any Brookline 401(k) Plan and/or Berkshire 401(k) Plan, to permit the Continuing Employees of Brookline who are then actively employed to make rollover contributions to the Berkshire 401(k) Plan of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code).
(d)   From and after the Effective Time, Berkshire agrees to honor all obligations under the employment agreements, change in control agreements, supplemental executive retirement plans, and similar arrangements as set forth on Section 6.7(d) of the Brookline Disclosure Schedule. Berkshire shall assume and honor all Brookline Benefit Plans listed on Section 6.7(d) of the Brookline Disclosure Schedule in accordance with their terms.
(e)   To the extent necessary, Berkshire and Brookline may provide a retention pool up to the amount set forth on Section 6.7(e) of the Berkshire Disclosure Schedule and Section 6.7(e) of the Brookline Disclosure Schedule, respectively, to enable Berkshire and Brookline to provide pay for performance retention incentives to certain employees of Berkshire or Brookline who are not covered by a written employment agreement, change in control agreement or similar agreement. The recipients and amounts will be mutually determined by Berkshire and Brookline. Such pay for performance retention incentives will be in addition to, and not in lieu of, any severance payment, including the amount that may be paid pursuant to Section 6.7(a). Such designated employees will enter into retention agreements to be provided by Berkshire and reasonably acceptable to Brookline.

(f)   No earlier than thirty (30) days prior to the Closing Date, Berkshire shall take all actions, including through resolutions of the boards of directors of Berkshire, that may be necessary or appropriate, to cause the non-qualified deferred compensation plans set forth in Section 6.7(f) of the Berkshire Disclosure Schedule to terminate and to be paid out, in the amounts set forth in Section 6.7(f) of the Berkshire Disclosure Schedule, no later than the first payroll cycle following the Closing Date in accordance with Section 409A of the Code.
(g)   As of the date of this Agreement, (i) Berkshire and Berkshire Bank shall enter into the agreements set forth in Section 6.7(g) of the Berkshire Disclosure Schedule with the individuals listed in Section 6.7(g) of the Berkshire Disclosure Schedule, and such agreements shall be effective as of the Closing Date, and (ii) Brookline, Brookline Bank, PCSB Bank and Bank Rhode Island, as applicable, shall enter into the agreements set forth in Section 6.7(g) of the Brookline Disclosure Schedule with the individuals listed in Section 6.7(g) of the Brookline Disclosure Schedule, and such agreements shall be effective as of the Closing Date.
(h)   Nothing in this Agreement shall confer upon any employee, officer, director or consultant of Brookline, Berkshire or any of their respective Subsidiaries or affiliates any right to continue in the employ or service of the Surviving Corporation, Brookline, Berkshire or any Subsidiary or affiliate thereof, or shall interfere with or restrict in any way the rights of the Surviving Corporation, Brookline, Berkshire or any Subsidiary or affiliate thereof to discharge or terminate the services of any employee (including any Continuing Employee), officer, director or consultant of the Surviving Corporation, Brookline, Berkshire or any of their respective Subsidiaries or affiliates at any time for any reason whatsoever, with or without cause. Nothing in this Agreement shall be deemed to (i) establish, amend, or modify any Brookline Benefit Plan, Berkshire Benefit Plan, Surviving Entity Plan or any other benefit or employment plan, program, agreement or arrangement, or (ii) alter or limit the ability of the Surviving Corporation or any of its Subsidiaries or affiliates to amend, modify or terminate any particular Brookline Benefit Plan, Berkshire Benefit Plan, Surviving Entity Plan or any other benefit or employment plan, program, agreement or arrangement after the Effective Time. Without limiting the generality of Section 9.11, nothing in this Agreement, express or implied, is intended to or shall confer upon any person, including, without limitation, any current or former employee, officer, director or consultant of Brookline, Berkshire or any of their respective Subsidiaries or affiliates, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
Section 6.8.   Indemnification; Directors’ and Officers’ Insurance.
(a)   From and after the Effective Time, the Surviving Corporation shall indemnify and hold harmless and shall advance expenses as incurred, in each case to the extent (subject to applicable law) such persons are indemnified or entitled to such advancement of expenses as of the date of this Agreement by Brookline pursuant to the Brookline Certificate, Brookline Bylaws, the governing or organizational documents of any Subsidiary of Brookline, any indemnification agreements in existence as of the date hereof that have been disclosed to Berkshire, each present and former director or officer of Brookline and its Subsidiaries (in each case, when acting in such capacity) (collectively, the “Brookline Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, damages, liabilities and other amounts incurred in connection with any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, whether arising before or after the Effective Time, arising out of the fact that such person is or was a director or officer of Brookline or any of its Subsidiaries and pertaining to matters existing or occurring at or prior to the Effective Time, including the transactions contemplated by this Agreement; provided, that in the case of advancement of expenses, the Brookline Indemnified Party to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Brookline Indemnified Party is not entitled to indemnification.
(b)   For a period of six (6) years after the Effective Time, the Surviving Corporation shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by Brookline (provided, that the Surviving Corporation may substitute therefor policies with a substantially comparable insurer of at least the same coverage and amounts containing terms and conditions that are no less advantageous to the insured) with respect to claims against the present and former officers and directors of Brookline or any of its Subsidiaries arising from facts or events which occurred at or before the Effective Time; provided, that the Surviving Corporation shall not be obligated to expend, on an annual basis, an amount in excess of 300% of the current annual premium paid as of the date hereof by Brookline for such insurance (the “Premium Cap”), and if such premiums for such insurance would at any time exceed the Premium Cap, then the Surviving Corporation shall cause to be maintained policies of insurance which, in the Surviving Corporation’s good faith determination, provide the maximum coverage available at an annual premium equal to the Premium Cap. In lieu of the foregoing, Brookline, in consultation with, but only upon the consent of Berkshire, may (and at the request of Berkshire, Brookline shall use its reasonable best efforts to) obtain at or prior to the Effective Time a six (6)-year “tail” policy under Brookline’s existing directors and officers insurance policy providing equivalent coverage to that described in the preceding sentence if and to the extent that the same may be obtained for an amount that, in the aggregate, does not exceed the Premium Cap.
(c)   The provisions of this Section 6.8 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each Brookline Indemnified Party and his or her heirs and representatives. If the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving person of such consolidation or merger, or (ii) transfers all or substantially all of its assets or deposits to any other person or engages in any similar transaction, then in each such case the Surviving Corporation will cause proper provision to be made so that the successors and assigns of the Surviving Corporation will expressly assume the obligations set forth in this Section 6.8.
Section 6.9.   Additional Agreements.   In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement (including any merger between a Subsidiary of Berkshire, on the one hand, and a Subsidiary of Brookline, on the other) or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of any of the parties to the Merger, the Holdco Merger or the Bank Merger, the proper officers and directors of each party to this Agreement and their respective Subsidiaries shall take all such necessary action as may be reasonably requested by Berkshire.
Section 6.10.   Advice of Changes.   Berkshire and Brookline shall each promptly advise the other party of any effect, change, event, circumstance, condition, occurrence or development (i) that has had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on it or (ii) that it believes would or would reasonably be expected to cause or constitute a material breach of any of its representations, warranties, obligations, covenants or agreements contained herein that reasonably could be expected to give rise, individually or in the aggregate, to the failure of a condition in Article VII; provided, that any failure to give notice in accordance with the foregoing with respect to any breach shall not be deemed to constitute a violation of this Section 6.10 or the failure of any condition set forth in Section 7.2 or 7.3 to be satisfied, or otherwise constitute a breach of this Agreement by the party failing to give such notice, in each case unless the underlying breach would independently result in a failure of the conditions set forth in Section 7.2 or 7.3 to be satisfied; and provided, further, that the delivery of any notice pursuant to this Section 6.10 shall not cure any breach of, or noncompliance with, any other provision of this Agreement or limit the remedies available to the party receiving such notice.
Section 6.11.   Dividends.
(a)   After the date of this Agreement, each of Berkshire and Brookline shall coordinate with the other the declaration of any dividends in respect of Berkshire Common Stock and Brookline Common Stock and the record dates and payment dates relating thereto, it being the intention of the parties hereto that holders of Brookline Common Stock shall not receive two dividends, or fail to receive one dividend, in any quarter with respect to their shares of Brookline Common Stock and any shares of Berkshire Common Stock any such holder receives in exchange therefor in the Merger.
(b)   After the Effective Time, the Surviving Corporation shall amend Berkshire’s dividend policy to include language stating the Board of Directors’ intention to pay a quarterly cash dividend in an amount not less than $1.29 per share, subject to the financial condition of the Surviving Corporation, and provided that sufficient funds are legally available therefor, and provided that the Surviving Corporation and the Surviving Bank each remain “well capitalized” as set forth in applicable law or rules.
Section 6.12.   Stockholder Litigation.   Each party shall give the other party prompt notice of any stockholder litigation against such party or its directors or officers relating to the transactions contemplated by this Agreement, and shall give the other party the opportunity to participate (at such other’s party’s expense) in the defense or settlement of any such litigation. Each party shall give the other the right to review and comment on all filings or responses to be made by such party in connection with any such litigation, and will in good faith take such comments into account. No party shall agree to settle any such litigation without the other party’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, that the other party shall not be obligated to consent to any settlement which does not include a full release of such other party and its affiliates or which imposes an injunction or other equitable relief after the Effective Time upon the Surviving Corporation or any of its affiliates.
Section 6.13.   Corporate Governance.
(a)   Prior to the Effective Time, the Board of Directors of Berkshire shall take all actions necessary to adopt the Restated Certificate of Incorporation and the Bylaws Amendment, and to effect the requirements referenced therein that are to be effected as of the Effective Time. Effective as of the Effective Time, the number of directors that will comprise the full Board of Directors of Berkshire (and, as of the Holdco Merger Effective Time, the Surviving Corporation) and the full Board of Directors of Brookline Bank (and, as of the Bank Merger Effective Time, the Surviving Bank) shall each be sixteen (16), of which (i) eight (8) shall be directors of Berkshire immediately prior to the Effective Time, which shall include David M. Brunelle and such other directors as determined by Berkshire and (ii) eight (8) shall be directors of Brookline immediately prior to the Effective Time, which shall include Paul A. Perrault and such other directors as determined by Brookline.
(b)   Effective as of the Effective Time, (i) David M. Brunelle shall serve as the Chairman of the Board of Directors of Berkshire (and, as of the Holdco Merger Effective Time, the Surviving Corporation) and of the Board of Directors of Berkshire Bank (and, as of the Bank Merger Effective Time, the Surviving Bank) for a term of at least two (2) years (assuming Mr. Brunelle is elected for a second term) from the Closing Date, and (ii) Paul A. Perrault shall serve as the President and Chief Executive Officer of the Surviving Corporation and a member of the Board of Directors of the Surviving Bank for a term of at least two (2) years (assuming Mr. Perrault is elected for a second term).
(c)   Effective as of the Effective Time, the headquarters and main office of Berkshire (and, as of the Holdco Merger Effective Time, the Surviving Corporation) and Brookline Bank (and, as of the Bank Merger Effective Time, the Surviving Bank) shall be located 131 Clarendon Street, Boston Massachusetts, 02116. The parties shall mutually agree on determining the successor core processing company, the names of the Surviving Corporation and Surviving Bank and shall cooperate in developing and implementing a branding strategy during the pendency of the proposed transaction, which process will include the President and Chief Operating Officer of Berkshire and presentations to and approvals by each of the Board of Directors of Berkshire and Brookline.
(d)   The bylaws of the Surviving Bank in effect as of the Bank Merger Effective Time will be consistent in all respects with the foregoing provisions of this Section 6.13 and the corresponding provisions of the Bylaws Amendment.
Section 6.14.   Acquisition Proposals.
(a)   Each party agrees that it will not, and will cause each of its Subsidiaries and its and their respective officers, directors, employees, agents, advisors and representatives (collectively, “Representatives”) not to, directly or indirectly, (i) initiate, solicit, knowingly encourage or knowingly facilitate inquiries or proposals with respect to any Acquisition Proposal, (ii) engage or participate in any negotiations with any person concerning any Acquisition Proposal, (iii) provide any confidential or nonpublic information or data to, or have or participate in any discussions with, any person relating to any Acquisition Proposal or (iv) unless this Agreement has been terminated in accordance with its terms, approve or enter into any term sheet, letter of intent, commitment, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or other agreement (whether written or oral, binding or nonbinding) (other than a confidentiality agreement referred to and entered into in accordance with this Section 6.14) in connection with or relating to any Acquisition Proposal. Notwithstanding the foregoing, in the event that after the date of this Agreement and prior to the receipt of the Requisite Brookline Vote, in the case of Brookline, or the Requisite Berkshire Vote, in the case of Berkshire, a party receives an unsolicited bona fide written

Acquisition Proposal, such party may, and may permit its Subsidiaries and its and its Subsidiaries’ Representatives to, furnish or cause to be furnished confidential or nonpublic information or data and participate in such negotiations or discussions with the person making the Acquisition Proposal if the Board of Directors of such party concludes in good faith (after receiving the advice of its outside counsel, and with respect to financial matters, its outside financial advisors) that failure to take such actions would reasonably be likely to result in a violation of its fiduciary duties under applicable law; provided, that, prior to furnishing any confidential or nonpublic information permitted to be provided pursuant to this sentence, such party shall have entered into a confidentiality agreement with the person making such Acquisition Proposal on terms no less favorable in the aggregate to it than the Confidentiality Agreement, which confidentiality agreement shall not provide such person with any exclusive right to negotiate with such party. Each party will, and will cause its Subsidiaries and Representatives to, immediately cease and cause to be terminated any activities, discussions or negotiations conducted before the date of this Agreement with any person other than the other party with respect to any Acquisition Proposal. Each party will promptly (within twenty-four (24) hours) advise the other party following receipt of any Acquisition Proposal or any inquiry which could reasonably be expected to lead to an Acquisition Proposal, and the substance thereof (including the terms and conditions of and the identity of the person making such inquiry or Acquisition Proposal), will provide the other party with an unredacted copy of any such Acquisition Proposal and any draft agreements, proposals or other materials received from or on behalf of the person making such inquiry or Acquisition Proposal in connection with such inquiry or Acquisition Proposal, and will keep the other party reasonably apprised of any related developments, discussions and negotiations on a current basis, including any amendments to or revisions of the terms of such inquiry or Acquisition Proposal. Each party shall use its reasonable best efforts to enforce any existing confidentiality or standstill agreements to which it or any of its Subsidiaries is a party in accordance with the terms thereof. As used in this Agreement, “Acquisition Proposal” means, with respect to Berkshire or Brookline, as applicable, other than the transactions contemplated by this Agreement, as it may be amended from time to time, any offer, proposal or inquiry relating to, or any third party indication of interest in, (i) any acquisition or purchase, direct or indirect, of 20% or more of the consolidated assets of a party and its Subsidiaries or 20% or more of any class of equity or voting securities of a party or its Subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the party, (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in such third party beneficially owning 20% or more of any class of equity or voting securities of a party or its Subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the party, or (iii) a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving a party or its Subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the party.
(b)   Nothing contained in this Agreement shall prevent a party or its Board of Directors from complying with Rules 14d-9 and 14e-2 under the Exchange Act with respect to an Acquisition Proposal; provided, that such rules will in no way eliminate or modify the effect that any action pursuant to such rules would otherwise have under this Agreement.
Section 6.15.   Public Announcements.   Brookline and Berkshire agree that the initial press release with respect to the execution and delivery of this Agreement shall be a release mutually agreed to by Brookline and Berkshire. Thereafter, each of the parties agrees that no public release or announcement or statement concerning this Agreement or the transactions contemplated hereby shall be issued by any party without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), except (a) as required by applicable law or the rules or regulations of any applicable Governmental Entity or stock exchange to which the relevant party is subject, in which case the party required to make the release or announcement shall consult with the other party about, and allow the other party reasonable time to comment on, such release or announcement in advance of such issuance or (b) for such releases, announcements or statements that are consistent with other such releases, announcement or statements made after the date of this Agreement in compliance with this Section 6.15.
Section 6.16.   Change of Method.   Brookline and Berkshire shall be empowered, upon their mutual agreement, at any time prior to the Effective Time, to change the method or structure of effecting the combination of Brookline and Berkshire (including the provisions of Article I), if and to the extent they both deem such change to be necessary, appropriate or desirable; provided, that no such change shall (a) alter or change the Exchange Ratio or the number of shares of Berkshire Common Stock received by holders of Brookline Common Stock in exchange for each share of Brookline Common Stock, (b) adversely affect the Tax treatment of holders of Brookline Common Stock or Berkshire Common Stock pursuant to this Agreement, (c) adversely affect the Tax treatment of Brookline or Berkshire pursuant to this Agreement or (d) materially impede or delay the consummation of the transactions contemplated by this Agreement in a timely manner. The parties agree to reflect any such change in an appropriate amendment to this Agreement executed by both parties in accordance with Section 9.2.
Section 6.17.   Restructuring Efforts.   If either Brookline or Berkshire shall have failed to obtain the Requisite Brookline Vote or the Requisite Berkshire Vote at the duly convened Brookline Meeting or Berkshire Meeting, as applicable, or any adjournment or postponement thereof, each of the parties shall in good faith use its reasonable best efforts to negotiate a restructuring of the transactions contemplated by this Agreement (it being understood that neither party shall have any obligation to alter or change any material terms, including the Exchange Ratio or the amount or kind of the consideration to be issued to holders of the capital stock of Brookline as provided for in this Agreement, in a manner adverse to such party or its stockholders) and/or resubmit this Agreement and/or the transactions contemplated hereby (or as restructured pursuant to this Section 6.16) to its stockholders, for approval.
Section 6.18.   Takeover Statutes.   None of Brookline, Berkshire, Commerce Acquisition Sub, Inc. or their respective Boards of Directors shall take any action that would cause any Takeover Statute to become applicable to this Agreement, the Merger or any of the other transactions contemplated hereby, and each shall take all necessary steps to exempt (or ensure the continued exemption of) the Merger and the other transactions contemplated hereby from any applicable Takeover Statute now or hereafter in effect. If any Takeover Statute may become, or may purport to be, applicable to the transactions contemplated hereby, each party and the members of its Board of Directors will grant such approvals and take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any Takeover Statute on any of the transactions contemplated by this Agreement, including, if necessary, challenging the validity or applicability of any such Takeover Statute.
Section 6.19.   Treatment of Brookline Debt.   Upon the Holdco Merger Effective Time, Berkshire shall assume the due and punctual performance and observance of the covenants and other obligations to be performed by Brookline, under the Brookline Debt Securities, including the due and punctual payment of the principal of (and premium, if any) and interest thereon, to the extent required and permitted thereby. In connection therewith, (i) Berkshire shall cooperate and use reasonable best efforts to execute and deliver any supplemental indentures, officer’s certificates or other documents and provide any opinions of counsel to the trustee thereof, and (ii) Brookline shall cooperate and use reasonable best efforts to execute and deliver any supplemental indentures, officer’s certificates or other documents and provide any opinions of counsel to the trustee thereof, in each case, required to make such assumption effective as of the Holdco Merger Effective Time.
Section 6.20.   Exemption from Liability under Section 16(b).   Berkshire and Brookline agree that, in order to most effectively compensate and retain Brookline Insiders, both prior to and after the Effective Time, it is desirable that Brookline Insiders not be subject to a risk of liability under Section 16(b) of the Exchange Act to the fullest extent permitted by applicable law in connection with the conversion of shares of Brookline Common Stock and Brookline Equity Awards into Berkshire Common Stock or Berkshire Equity Awards, as applicable, in connection with the Merger, and for that compensatory and retentive purpose agree to the provisions of this Section 6.20. Brookline shall deliver to Berkshire in a reasonably timely fashion prior to the Effective Time accurate information regarding those officers and directors of Brookline subject to the reporting requirements of Section 16(a) of the Exchange Act (the “Brookline Insiders”), and the Board of Directors of Berkshire and of Brookline, or a committee of non-employee directors thereof (as such term is defined for purposes of Rule 16b-3(d) under the Exchange Act), shall reasonably promptly thereafter, and in any event prior to the Effective Time, take all such steps as may be required to cause (in the case of Brookline) any dispositions of Brookline Common Stock or Brookline Equity Awards by the Brookline Insiders, and (in the case of Berkshire) any acquisitions of Berkshire Common Stock or Berkshire Equity Awards by any Brookline Insiders who, immediately following the Merger, will be officers or directors of the Surviving Corporation subject to the reporting requirements of Section 16(a) of the Exchange

Act, in each case pursuant to the transactions contemplated by this Agreement, to be exempt from liability pursuant to Rule 16b-3 under the Exchange Act to the fullest extent permitted by applicable law.
Section 6.21.   Corporate Actions.   Berkshire shall take the actions set forth in Section 6.21 of the Berkshire Disclosure schedules no later than ten (10) business days prior to the Effective Time.
Section 6.22.   New Or Revised Equity Incentive Plan.   As soon as reasonably possible following the date of this Agreement, a committee composed of members of the Berkshire Board of Directors and the Brookline Board of Directors, including Mr. Perrault, shall determine, in consultation with a mutually-agreed upon independent compensation consultant and Goodwin Procter LLP, whether to adopt a new equity incentive plan or amendments to the Berkshire Hills Bancorp, Inc. 2022 Equity Incentive Plan. Such determination shall be made prior to the filing of the Joint Proxy Statement.
Section 6.23.   Tax-Free Reorganization Treatment.   Unless otherwise required pursuant to a final “determination” within the meaning of Section 1313(a) of the Code, (i) each of the parties shall report the Merger and the Holdco Merger, taken together, as a “reorganization” within the meaning of Section 368(a) of the Code in all Tax Returns, and (ii) none of the parties shall take any Tax reporting position inconsistent with the characterization of the Merger and the Holdco Merger, taken together, as a “reorganization” within the meaning of Section 368(a) of the Code.
ARTICLE VII
CONDITIONS PRECEDENT
Section 7.1.   Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligations of the parties to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:
(a)   Stockholder Approvals.   The Requisite Berkshire Vote and the Requisite Brookline Vote shall have been obtained in accordance with all applicable laws.
(b)   NYSE Listing.   The shares of Berkshire Common Stock that shall be issuable pursuant to this Agreement shall have been authorized for listing on the NYSE, subject to official notice of issuance.
(c)   Regulatory Approvals.   (i) All Requisite Regulatory Approvals shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired or been terminated, and (ii) no such Requisite Regulatory Approval shall have resulted in the imposition of any Materially Burdensome Regulatory Condition.
(d)   S-4.   The S-4 shall have become effective under the Securities Act and no stop order suspending the effectiveness of the S-4 shall have been issued and no proceedings for such purpose shall have been initiated or threatened by the SEC and not withdrawn.
(e)   No Injunctions or Restraints; Illegality.   No order, injunction or decree issued by any court or Governmental Entity of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger, the Holdco Merger, the Bank Merger or any of the other transactions contemplated by this Agreement shall be in effect. No law, statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits or makes illegal consummation of the Merger, the Holdco Merger, the Bank Merger or any of the other transactions contemplated by this Agreement.
Section 7.2.   Conditions to Obligations of Berkshire and Commerce Acquisition Sub, Inc..   The obligations of Berkshire and Commerce Acquisition Sub, Inc. to effect the Merger are also subject to the satisfaction or waiver by Berkshire at or prior to the Effective Time of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of Brookline set forth in Sections 3.2(a) and 3.8(a) (in each case after giving effect to the lead-in to Article III) shall be true and correct (other than, in the case of Section 3.2(a), such failures to be true and correct as are de minimis) in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of another date, in which case as of such date), and the representations and warranties of Brookline set forth in Sections 3.1(a), 3.1(b) (with respect to Significant Subsidiaries only), 3.2(b) (with respect to Significant Subsidiaries only), 3.3(a) and 3.7 (in each case, read without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties but, in each case, after giving effect to the lead-in to Article III) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of another date, in which case as of such date). All other representations and warranties of Brookline set forth in this Agreement (read without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties but, in each case, after giving effect to the lead-in to Article III) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of another date, in which case as of such date); provided, that for purposes of this sentence, such representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct, either individually or in the aggregate, and without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties, has had or would reasonably be expected to have a Material Adverse Effect on Brookline or the Surviving Corporation. Berkshire shall have received a certificate dated as of the Closing Date signed on behalf of Brookline by the Chief Executive Officer and the Chief Financial Officer of Brookline to the foregoing effect.
(b)   Performance of Obligations of Brookline.   Brookline shall have performed in all material respects the obligations, covenants and agreements required to be performed by it under this Agreement at or prior to the Effective Time, and Berkshire shall have received a certificate dated as of the Closing Date signed on behalf of Brookline by the Chief Executive Officer and the Chief Financial Officer of Brookline to such effect.
(c)   Federal Tax Opinion.   Berkshire shall have received the opinion of Luse Gorman, PC, in form and substance reasonably satisfactory to Berkshire, dated as of the Closing Date, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger and the Holdco Merger, taken together, shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require (at such time or times as reasonably requested by such counsel) and rely upon representations contained in certificates of officers of Berkshire and Brookline, reasonably satisfactory in form and substance to such counsel.
(d)   Bank Merger Agreement.   Brookline shall have caused each of Brookline Bank, Bank Rhode Island, and PCSB Bank to execute and deliver the Bank Merger Agreement.
Section 7.3.   Conditions to Obligations of Brookline.   The obligation of Brookline to effect the Merger is also subject to the satisfaction or waiver by Brookline at or prior to the Effective Time of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of Berkshire set forth in Sections 4.2(a) and 4.8(a) (in each case, after giving effect to the lead-in to Article IV) shall be true and correct (other than, in the case of Section 4.2(a), such failures to be true and correct as are de minimis) in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of another date, in which case as of such date), and the representations and warranties of Berkshire set forth in Sections 4.1(a), 4.1(b) (with respect to Significant Subsidiaries only), 4.2(b) (with respect to Significant Subsidiaries only), 4.3(a) and 4.7 (in each case, read without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties but, in each case, after giving effect to the lead-in to Article IV) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of another date, in which case as of such date). All other representations and warranties of Berkshire set forth in this Agreement (read without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties but, in each case, after giving effect to the lead-in to Article IV) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of another date, in which case as of such date), provided, that for purposes of this sentence, such representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct, either individually or in the aggregate, and without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties, has had or would reasonably be expected to have a Material Adverse Effect on Berkshire. Brookline shall have received a certificate dated as of the Closing Date signed on behalf of Berkshire by the Chief Executive Officer and the Chief Financial Officer of Berkshire to the foregoing effect.
(b)   Performance of Obligations of Berkshire and Commerce Acquisition Sub, Inc.   Each of Berkshire and Commerce Acquisition Sub, Inc. shall have performed in all material respects the obligations, covenants and agreements required to be performed by it under this Agreement at or prior to the Effective Time, including, but not limited to, each of the obligations, covenants and agreements set forth in Section 6.12 and to effect the requirements referenced therein that are to be effected as of the Holdco Merger Effective Time, and Brookline shall have received a certificate dated as of the Closing Date signed on behalf of Berkshire by the Chief Executive Officer and the Chief Financial Officer of Berkshire to such effect.
(c)   Federal Tax Opinion.   Brookline shall have received the opinion of Goodwin Procter LLP, in form and substance reasonably satisfactory to Brookline, dated as of the Closing Date, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger and the Holdco Merger, taken together, shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require (at such time or times as reasonably requested by such counsel) and rely upon representations contained in certificates of officers of Berkshire and Brookline, reasonably satisfactory in form and substance to such counsel.
(d)   Bank Merger Agreement.   Berkshire shall have caused Berkshire Bank to execute and deliver the Bank Merger Agreement to Brookline Bank.
ARTICLE VIII
TERMINATION AND AMENDMENT
Section 8.1.   Termination.   This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Requisite Berkshire Vote or the Requisite Brookline Vote:
(a)   by mutual written consent of Berkshire and Brookline;
(b)   by either Berkshire or Brookline if any Governmental Entity that must grant a Requisite Regulatory Approval has denied approval of the Merger, the Holdco Merger or the Bank Merger and such denial has become final and nonappealable or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable order, injunction, decree or other legal restraint or prohibition permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger, the Holdco Merger or the Bank Merger, unless the failure to obtain a Requisite Regulatory Approval shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the obligations, covenants and agreements of such party set forth herein;
(c)   by either Berkshire or Brookline if the Merger shall not have been consummated on or before the twelve (12) month anniversary of the date of this Agreement (the “Termination Date”), unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the obligations, covenants and agreements of such party set forth herein;
(d)   by either Berkshire or Brookline (provided, that the terminating party is not then in material breach of any representation, warranty, obligation, covenant or other agreement contained herein) if there shall have been a breach of any of the obligations, covenants or agreements or any of the representations or warranties (or any such representation or warranty shall cease to be true) set forth in this Agreement on the part of Brookline, in the case of a termination by Berkshire, or Berkshire or Commerce Acquisition Sub, Inc., in the case of a termination by Brookline, which breach or failure to be true, either individually or in the aggregate with all other breaches by such party (or failures of such representations or warranties to be true), would constitute, if occurring or continuing on the Closing Date, the failure of a condition set forth in Section 7.2, in the case of a termination by Berkshire, or Section 7.3, in the case of a termination by Brookline, and which is not cured within thirty (30) days following written notice to Brookline, in the case of a termination by Berkshire, or Berkshire, in the case of a termination by Brookline, or by its nature or timing cannot be cured during such period (or such fewer days as remain prior to the Termination Date);
(e)   by Brookline prior to such time as the Requisite Berkshire Vote is obtained, if (i) Berkshire or the Board of Directors of Berkshire shall have made a Recommendation Change or (ii) Berkshire or the Board of Directors of Berkshire shall have breached its obligations under Section 6.4 or 6.13 in any material respect; or
(f)   by Berkshire prior to such time as the Requisite Brookline Vote is obtained, if (i) Brookline or the Board of Directors of Brookline shall have made a Recommendation Change or (ii) Brookline or the Board of Directors of Brookline shall have breached its obligations under Section 6.4 or 6.13 in any material respect.
The party desiring to terminate this Agreement pursuant to clauses (b) through (f) of this Section 8.1 shall give written notice of such termination to the other party in accordance with Section 9.5, specifying the provision or provisions hereof pursuant to which such termination is effected.
Section 8.2.   Effect of Termination.
(a)   In the event of termination of this Agreement by either Berkshire or Brookline as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, and none of Berkshire, Commerce Acquisition Sub, Inc., Brookline, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that (i) Section 6.2(b), Section 6.14 and this Section 8.2 and Article IX (other than Section 9.1) shall survive any termination of this Agreement, and (ii) notwithstanding anything to the contrary contained in this Agreement, none of Berkshire, Commerce Acquisition Sub, Inc. or Brookline shall be relieved or released from any liabilities or damages arising out of its fraud or its willful and material breach of any provision of this Agreement.
(b)
(i)   In the event that after the date of this Agreement and prior to the termination of this Agreement, a bona fide Acquisition Proposal shall have been communicated to or otherwise made known to the Board of Directors or senior management of Brookline or shall have been made directly to the stockholders of Brookline generally or any person shall have publicly announced (and not withdrawn at least two (2) business days prior to the Brookline Meeting) an Acquisition Proposal, in each case with respect to Brookline and (A) (x) thereafter this Agreement is terminated by either Berkshire or Brookline pursuant to Section 8.1(c) without the Requisite Brookline Vote having been obtained (and all other conditions set forth in Sections 7.1 and 7.3 were satisfied or were capable of being satisfied prior to such termination) or (y) thereafter this Agreement is terminated by Berkshire pursuant to Section 8.1(d) as a result of a willful breach by Brookline, and (B) prior to the date that is twelve (12) months after the date of such termination, Brookline enters into a definitive agreement or consummates a transaction with respect to an Acquisition Proposal (whether or not the same Acquisition Proposal as that referred to above), then Brookline shall, on the earlier of the date it enters into such definitive agreement and the date of consummation of such transaction, pay Berkshire, by wire transfer of same day funds, a fee equal to $45,000,000 (the “Termination Fee”); provided, that for purposes of this Section 8.2(b)(i), all references in the definition of Acquisition Proposal to “20% or more” shall instead refer to “more than 50%”.
(ii)   In the event that this Agreement is terminated by Berkshire pursuant to Section 8.1(f), then Brookline shall pay Berkshire, by wire transfer of same day funds, the Termination Fee within two (2) business days of the date of termination.

(c)
(i)   In the event that after the date of this Agreement and prior to the termination of this Agreement, a bona fide Acquisition Proposal shall have been communicated to or otherwise made known to the Board of Directors or senior management of Berkshire or shall have been made directly to the stockholders of Berkshire generally or any person shall have publicly announced (and not withdrawn at least two (2) business days prior to the Berkshire Meeting) an Acquisition Proposal, in each case with respect to Berkshire, and (A) (x) thereafter this Agreement is terminated by either Berkshire or Brookline pursuant to Section 8.1(c) without the Requisite Berkshire Vote having been obtained (and all other conditions set forth in Sections 7.1 and 7.2 were satisfied or were capable of being satisfied prior to such termination) or (y) thereafter this Agreement is terminated by Brookline pursuant to Section 8.1(d) as a result of a willful breach by Berkshire, and (B) prior to the date that is twelve (12) months after the date of such termination, Berkshire enters into a definitive agreement or consummates a transaction with respect to an Acquisition Proposal (whether or not the same Acquisition Proposal as that referred to above), then Berkshire shall, on the earlier of the date it enters into such definitive agreement and the date of consummation of such transaction, pay Brookline, by wire transfer of same day funds, the Termination Fee, provided, that for purposes of this Section 8.2(c)(i), all references in the definition of Acquisition Proposal to “20% or more” shall instead refer to “more than 50%.”
(ii)   In the event that this Agreement is terminated by Brookline pursuant to Section 8.1(e), then Berkshire shall pay Brookline, by wire transfer of same day funds, the Termination Fee within two (2) business days of the date of termination.
(d)   Notwithstanding anything to the contrary herein, but without limiting the right of any party to recover liabilities or damages arising out of the other party’s fraud or its willful and material breach of any provision of this Agreement, in no event shall either party be required to pay the Termination Fee more than once.
(e)   Each of Berkshire and Brookline acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the other party would not enter into this Agreement; accordingly, if Berkshire or Brookline, as the case may be, fails promptly to pay the amount due pursuant to this Section 8.2, and, in order to obtain such payment, the other party commences a suit which results in a judgment against the non-paying party for the Termination Fee or any portion thereof, such non-paying party shall pay the costs and expenses of the other party (including reasonable attorneys’ fees and expenses) in connection with such suit. In addition, if Berkshire or Brookline, as the case may be, fails to pay the amounts payable pursuant to this Section 8.2, then such party shall pay interest on such overdue amounts (for the period commencing as of the date that such overdue amount was originally required to be paid and ending on the date that such overdue amount is actually paid in full) at a rate per annum equal to the “prime rate” published in The Wall Street Journal on the date on which such payment was required to be made for the period commencing as of the date that such overdue amount was originally required to be paid and ending on the date that such overdue amount is actually paid in full. The amounts payable by Brookline and Berkshire pursuant to Sections 8.2(b) and 8.2(c), respectively, and this Section 8.2(e), constitute liquidated damages and not a penalty, and except in the case of fraud or willful and material breach, shall be the sole monetary remedy of the other party in the event of a termination of this Agreement specified in such applicable section.
ARTICLE IX
GENERAL PROVISIONS
Section 9.1.   Nonsurvival of Representations, Warranties and Agreements.   None of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement (other than the Confidentiality Agreement, which shall survive in accordance with its terms) shall survive the Effective Time, except for Section 6.9 and for those other covenants and agreements contained herein and therein which by their terms apply or are to be performed in whole or in part after the Effective Time.
Section 9.2.   Amendment.   Subject to compliance with applicable law, this Agreement may be amended by the parties hereto at any time before or after the receipt of the Requisite Berkshire Vote or the

Requisite Brookline Vote; provided, that after the receipt of the Requisite Berkshire Vote or the Requisite Brookline Vote, there may not be, without further approval of the stockholders of Berkshire or the stockholders of Brookline, as applicable, any amendment of this Agreement that requires such further approval under applicable law. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties hereto.
Section 9.3.   Extension; Waiver.   At any time prior to the Effective Time, each of the parties hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of Berkshire or Commerce Acquisition Sub, Inc., in the case of Brookline, or Brookline, in the case of Berkshire, (b) waive any inaccuracies in the representations and warranties of Berkshire or Commerce Acquisition Sub, Inc., in the case of Brookline, or Brookline, in the case of Berkshire, and (c) waive compliance with any of the agreements or satisfaction of any conditions for its benefit contained herein; provided, that after the receipt of the Requisite Berkshire Vote or the Requisite Brookline Vote, there may not be, without further approval of the stockholders of Berkshire or the stockholders of Brookline, as applicable, any extension or waiver of this Agreement or any portion thereof that requires such further approval under applicable law. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.
Section 9.4.   Expenses.   Except as otherwise provided in Section 8.2, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense; provided, that the costs and expenses of printing and mailing the Joint Proxy Statement and all filing and other fees paid to the SEC or any other Governmental Entity in connection with the Merger shall be borne equally by Berkshire and Brookline.
Section 9.5.   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by e-mail, upon confirmation of receipt, (b) on the first (1st) business day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth (5th) business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
(a)   if to Berkshire or Commerce Acquisition Sub, Inc., to:
Berkshire Hills Bancorp, Inc.
60 State Street
Boston, Massachusetts 02109
Attention:
Nitin J. Mhatre, President and Chief Executive Officer

Email:
nmhatre@berkshirebank.com

(b)   With copies (which shall not constitute notice) to:
Berkshire Hills Bancorp, Inc.
60 State Street
Boston, Massachusetts 02109
Attention:
Wm. Gordon Prescott, Senior Executive Vice President, General Counsel and Corporate Secretary

Email:
gprescott@berkshirebank.com

and
Luse Gorman, PC
5335 Wisconsin Avenue NW, Suite 780
Washington, D.C. 20015
Attention:
Lawrence M.F. Spaccasi
Marc Levy

Email:
lspaccasi@luselaw.com
mlevy@luselaw.com

(c)   if to Brookline, to:
Brookline Bancorp, Inc.
131 Clarendon Street
Boston, Massachusetts 02116
Attention:
Paul A. Perrault, Chairman and Chief Executive Officer

Email:
paul.perrault@brkl.com

(d)   With copies (which shall not constitute notice) to:
Brookline Bancorp, Inc.
131 Clarendon Street
Boston, Massachusetts 02116
Attention:
Marissa Martin, General Counsel and Corporate Secretary

Email:
marissa.martin@brkl.com

and
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attention:
Samantha M. Kirby

Email:
skirby@goodwinlaw.com

Section 9.6.   Interpretation.   The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive. References to “the date hereof” mean the date of this Agreement. As used in this Agreement, the “knowledge” of Brookline means the actual knowledge of any of the officers of Brookline listed on Section 9.6 of the Brookline Disclosure Schedule, and the “knowledge” of Berkshire means the actual knowledge of any of the officers of Berkshire listed on Section 9.6 of the Berkshire Disclosure Schedule. As used herein, (a) “business day” means any day other than a Saturday, a Sunday or a day on which banks in the State of Massachusetts are authorized by law or executive order to be closed, (b) “person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature, (c) an “affiliate” of a specified person is any person that directly or indirectly controls, is controlled by, or is under common control with, such specified person, (d) “made available” means any document or other information that was (i) provided by one party or its representatives to the other party and its representatives prior to the date hereof, (ii) included in the virtual data room of a party prior to the date hereof or (iii) filed by a party with the SEC and publicly available on EDGAR prior to the date hereof, and (e) the “transactions contemplated hereby” and “transactions contemplated by this Agreement” shall include the Merger, the Holdco Merger and the Bank Merger. The Brookline Disclosure Schedule and the Berkshire Disclosure Schedule, as well as all other schedules and all exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement. All references to “dollars” or “$” in this Agreement are to United States dollars. This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable law.
Section 9.7.   Counterparts.   This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

Section 9.8.   Entire Agreement.   This Agreement (including the documents and the instruments referred to herein) together with the Confidentiality Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
Section 9.9.   Governing Law; Jurisdiction.
(a)   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.
(b)   Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 9.5.
Section 9.10.   Waiver of Jury Trial.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.
Section 9.11.   Assignment; Third-Party Beneficiaries.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of Brookline, in the case of Berkshire or Commerce Acquisition Sub, Inc., or Berkshire, in the case of Brookline. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 6.8, this Agreement (including the documents and instruments referred to herein) is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 9.12.   Specific Performance.   The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its specific terms or otherwise breached. Accordingly, the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof (including the parties’ obligation to consummate the Merger), in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief.
Section 9.13.   Severability.   Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.
Section 9.14.   Confidential Supervisory Information.   Notwithstanding any other provision of this Agreement, no disclosure, representation or warranty shall be made (or other action taken) pursuant to this Agreement that would involve the disclosure of confidential supervisory information (including confidential supervisory information as defined in 12 C.F.R. § 261.2(b) or identified in 12 C.F.R. §§ 309.5(g)(8) and 309.6(a)) of a Governmental Entity by any party to this Agreement to the extent prohibited by applicable law. To the extent legally permissible, appropriate substitute disclosures or actions shall be made or taken under circumstances in which the limitations of the preceding sentence apply.
Section 9.15.   Delivery by Electronic Transmission.   This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by e-mail delivery of a “.pdf” format data file or other electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of e-mail delivery of a “.pdf” format data file or other electronic means to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of e-mail delivery of a “.pdf” format data file or other electronic means as a defense to the formation of a contract and each party hereto forever waives any such defense.
Section 9.16.   No Other Representations or Warranties.
(a)   Except for the representations and warranties made by Brookline in Article III and by Berkshire and Commerce Acquisition Sub, Inc. in Article IV, none of Brookline, Berkshire, Commerce Acquisition Sub, Inc. or any other person makes any express or implied representation or warranty with respect to Brookline, Berkshire or their respective Subsidiaries (including, with respect to Berkshire, Commerce Acquisition Sub, Inc.), or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, and each of Brookline, Berkshire and Commerce Acquisition Sub, Inc. hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, none of Brookline, Berkshire or Commerce Acquisition Sub, Inc., as applicable, or any other person makes or has made any representation or warranty to Berkshire, Commerce Acquisition Sub, Inc. or Brookline, as applicable, or any of their respective affiliates or representatives with respect to (i) any financial projection, forecast, estimate, budget or prospective information relating to Brookline or Berkshire, as applicable, or any of their respective Subsidiaries (including, with respect to Berkshire, Commerce Acquisition Sub, Inc.) or their respective businesses, or (ii) except for the representations and warranties made by Brookline in Article III and by Berkshire and Commerce Acquisition Sub, Inc. in Article IV, any oral or written information presented to Brookline, Berkshire or Commerce Acquisition Sub, Inc., as applicable, or any of their respective affiliates or representatives in the course of their respective due diligence investigation of Brookline, Berkshire or Commerce Acquisition Sub, Inc., as applicable, the negotiation of this Agreement or in the course of the transactions contemplated hereby.

(b)   Each of Brookline, Berkshire and Commerce Acquisition Sub, Inc. acknowledges and agrees that none of Berkshire, Commerce Acquisition Sub, Inc., Brookline or any other person has made or is making any express or implied representation or warranty other than those contained in Article III and Article IV.
[Signature Page Follows]

IN WITNESS WHEREOF, Berkshire, Commerce Acquisition Sub, Inc. and Brookline have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.
BERKSHIRE HILLS BANCORP, INC.
By:
/s/ Nitin J. Mhatre

Name: Nitin J. Mhatre
Title:   President and Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, Berkshire, Commerce Acquisition Sub, Inc. and Brookline have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.
COMMERCE ACQUISITION SUB, INC.
By:
/s/ Nitin J. Mhatre

Name: Nitin J. Mhatre
Title:   President and Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, Berkshire, Commerce Acquisition Sub, Inc. and Brookline have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.
BROOKLINE BANCORP, INC.
By:
/s/ Paul A. Perrault

Name: Paul A. Perrault
Title:   Chairman and Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

Exhibit A
Form of Berkshire Hills Bancorp, Inc. Restated Certificate of Incorporation

Exhibit A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BERKSHIRE HILLS BANCORP, INC.
FIRST:   The name of the Corporation is Berkshire Hills Bancorp, Inc. (hereinafter sometimes referred to as the “Corporation”).
SECOND:   The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.
THIRD:   The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.
FOURTH:
A.   The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two hundred two million (202,000,000) consisting of:
1.
Two million (2,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the “Preferred Stock”); and

2.
Two hundred million (200,000,000) shares of Common Stock, par value one cent ($.01) per share (the “Common Stock”).

B.   The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.
C.   1.   Notwithstanding any other provision of this Certificate of Incorporation, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding shares of Common Stock (the “Limit”), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit. The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such person beneficially owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all Common Stock beneficially owned by such person would be entitled to cast, (subject to the provisions of this Article FOURTH) multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit.
2.
The following definitions shall apply to this Section C of this Article FOURTH:

a.
“Affiliate” shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on the date of filing of this Certificate of Incorporation.

b.
“Beneficial ownership” shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or provision thereto, pursuant to said Rule 13d-3 as in effect on the date of filing of this Certificate of Incorporation; provided, however, that a person shall, in any event, also be deemed the “beneficial owner” of any Common Stock:

(1)
which such person or any of its affiliates beneficially owns, directly or indirectly; or

(2)
which such person or any of its affiliates has: (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with this Corporation to effect any transaction which is described in any one or more of clauses 1 through 5 of Section A of Article EIGHTH of this Certificate of Incorporation (“Article EIGHTH”)), or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such Affiliate is otherwise deemed the beneficial owner); or

(3)
which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this Corporation; and provided further, however, that: (1) no Director or Officer of this Corporation (or any Affiliate of any such Director or Officer) shall, solely by reason of any or all of such Directors or Officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Common Stock beneficially owned by any other such Director or Officer (or any Affiliate thereof); and (2) neither any employee stock ownership or similar plan of this Corporation or any subsidiary of this Corporation, nor any trustee with respect thereto or any Affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for any purposes hereof, to beneficially own any Common Stock held under any such plan. For purposes only of computing the percentage of beneficial ownership of Common Stock of a person, the outstanding Common Stock shall include shares deemed owned by such person through application of this subsection but shall not include any other Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Common Stock shall include only Common Stock then outstanding and shall not include any Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

c.
The “limit” shall mean 10% of the then-outstanding shares of Common Stock.

d.
A “person” shall include an individual, a firm, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities or any other entity.

3.
The Board of Directors shall have the power to construe and apply the provisions of this section and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to: (i) the number of shares of Common Stock beneficially owned by any person; (ii) whether a person is an affiliate of another; (iii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership; (iv) the application of any other definition or operative provision of the section to the given facts; or (v) any other matter relating to the applicability or effect of this section.
4.
The Board of Directors shall have the right to demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit (or holds of record Common Stock beneficially owned by any person in excess of the Limit) supply the Corporation with complete information as to: (i) the record owner(s) of all shares beneficially owned by such person who is reasonably believed to own shares in excess of the Limit; and (ii) any other factual matter relating to the applicability or effect of this section as may reasonably be requested of such person.

5.
Except as otherwise provided by law or expressly provided in this Section C, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast a majority of the votes (after giving effect, if required, to the provisions of this Section C) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in this Certificate of Incorporation to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.

6.
Any constructions, applications, or determinations made by the Board of Directors pursuant to this section in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

7.
In the event any provision (or portion thereof) of this Section C shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Section shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Corporation and its stockholders that each such remaining provision (or portion thereof) of this Section C remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including stockholders owning an amount of stock over the Limit, notwithstanding any such finding.

FIFTH:   The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Directors and stockholders:
A.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the Directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
B.   The Directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.
C.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.
D.   Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board or as otherwise provided in the Bylaws. The term “Whole Board” shall mean the total number of authorized directorships (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).

SIXTH:
A.   The number of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. The Directors shall be divided into three classes, as nearly equal in number as reasonably possible, with each Director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders following such initial classification and election, held before the 2017 annual meeting of stockholders, the class of directors selected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. At each annual meeting of stockholders commencing with the 2017 annual meeting of stockholders, Directors elected to succeed those Directors whose terms then expire shall be elected for a term expiring at the next annual meeting of stockholders. Beginning with the 2020 annual meeting of stockholders, the foregoing classification of the Board of Directors shall cease. If the number of Directors is changed prior to the 2017 annual meeting of stockholders, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any additional Director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. If the number of Directors is increased at or following the 2020 annual meeting of stockholders, any additional Director elected to fill a vacancy resulting from such increase shall hold office for a term expiring at the next annual meeting of stockholders. In no case shall a decrease in the number of Directors remove or shorten the term of any incumbent Director. Each Director shall hold office for the term for which elected and until his or her successor shall have been duly elected and qualified.
B.   Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause may be filled only by a majority vote of the Directors then in office, though less than a quorum, and Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires, except that Directors elected to fill vacancies after the 2020 annual meeting of stockholders shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.
C.   Advance notice of stockholder nominations for the election of Directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.
D.   Subject to the rights of holders of any series of Preferred Stock then outstanding, any Director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH of this Certificate of Incorporation (“Article FOURTH”)), voting together as a single class.
SEVENTH:   The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to adopt, amend or repeal any provisions of the Bylaws of the Corporation.
EIGHTH:
A.   In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in this Article EIGHTH:

1.
any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with: (i) any Interested Stockholder (as hereinafter defined); or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

2.
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, or any Affiliate of any Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) equaling or exceeding 25% or more of the combined assets of the Corporation and its Subsidiaries; or

3.
the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value (as hereinafter defined) equaling or exceeding 25% of the combined Fair Market Value of the outstanding common stock of the Corporation and its Subsidiaries, except for any issuance or transfer pursuant to an employee benefit plan of the Corporation or any Subsidiary thereof; or

4.
the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or

5.
any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

shall require the affirmative vote of the holders of at least 80% of the voting power of the then-outstanding shares of stock of the Corporation entitled to vote in the election of Directors (the “Voting Stock”) (after giving effect to the provisions of Article FOURTH), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of this Certificate of Incorporation or any Preferred Stock Designation in any agreement with any national securities exchange or otherwise.
The term “Business Combination” as used in this Article EIGHTH shall mean any transaction which is referred to in any one or more of paragraphs 1 through 5 of Section A of this Article EIGHTH.
B.   The provisions of Section A of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote after giving effect to the provisions of Article FOURTH, or such vote (if any), as is required by law or by this Certificate of Incorporation, if, in the case of any Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation solely in their capacity as stockholders of the Corporation, the condition specified in the following paragraph 1 is met or, in the case of any other Business Combination, all of the conditions specified in either of the following paragraphs 1 or 2 are met:
1.
The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).

2.
All of the following conditions shall have been met:

a.
The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by the holders of Common Stock in such Business Combination shall at least be equal to the higher of the following:

(1)
(if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers’ fees, paid by the Interested Stockholder or any of its Affiliates for any shares of Common Stock acquired by it: (i) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the “Announcement Date”); or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher; or

(2)
the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article EIGHTH as the “Determination Date”), whichever is higher.

b.
The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class of outstanding Voting Stock other than Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (b) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

(1)
(if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers’ fees, paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it: (i) within the two-year period immediately prior to the Announcement Date; or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher; or

(2)
(if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; or

(3)
the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

c.
The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by the Interested Stockholder. The price determined in accordance with subparagraph B.2 of this Article EIGHTH shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

d.
After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (1) except as approved by a majority of the Disinterested Directors (as hereinafter defined), there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding stock having preference over the Common Stock as to dividends or liquidation; (2) there shall have been: (i) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors; and (ii) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Disinterested Directors, and (3) neither such Interested Stockholder or any of its Affiliates shall have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.
e.
After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided, directly or indirectly, by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

f.
A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, and the rules or regulations thereunder) shall be mailed to stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

C.   For the purposes of this Article EIGHTH:
1.
A “Person” shall include an individual, a firm, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities or any other entity.

2.
“Interested Stockholder” shall mean any person (other than the Corporation or any Holding Company or Subsidiary thereof) who or which:

a.
is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or

b.
is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding Voting Stock; or

c.
is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

3.
For purposes of this Article EIGHTH, “beneficial ownership” shall be determined in the manner provided in Article FOURTH hereof.

4.
“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of filing of this Certificate of Incorporation.

5.
“Subsidiary” means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in Paragraph 2 of this Section C, the term “Subsidiary” shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

6.
“Disinterested Director” means any member of the Board of Directors who is unaffiliated with the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any Director who is thereafter chosen to fill any vacancy of the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the Board of Directors.
7.
“Fair Market Value” means:

a.
in the case of stock, the highest closing sales price of the stock during the 30-day period immediately preceding the date in question of a share of such stock on the National Association of Securities Dealers Automated Quotation System or any system then in use, or, if such stock is admitted to trading on a principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, Fair Market Value shall be the highest sale price reported during the 30-day period preceding the date in question, or, if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the Board of Directors in good faith, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock; and

b.
in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by the Board of Directors in good faith.

8.
Reference to “Highest Per Share Price” shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

9.
In the event of any Business Combination in which the Corporation survives, the phrase “consideration other than cash to be received” as used in Subparagraphs (a) and (b) of Paragraph 2 of Section B of this Article EIGHTH shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

D.   A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine for the purposes of this Article EIGHTH, on the basis of information known to them after reasonable inquiry: (a) whether a person is an Interested Stockholder; (b) the number of shares of Voting Stock beneficially owned by any person; (c) whether a person is an Affiliate or Associate of another; and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has an aggregate Fair Market Value equaling or exceeding 25% of the combined Fair Market Value of the Common Stock of the Corporation and its Subsidiaries. A majority of the Disinterested Directors shall have the further power to interpret all of the terms and provisions of this Article EIGHTH.
E.   Nothing contained in this Article EIGHTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.
Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the Voting Stock (after
NINTH:   The Board of Directors of the Corporation, when evaluating any offer of another Person (as defined in Article EIGHTH hereof) to: (A) make a tender or exchange offer for any equity security of the Corporation; (B) merge or consolidate the Corporation with another corporation or entity; or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, may, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders, give due consideration to all relevant factors, including, without limitation, those factors that Directors of any subsidiary of the Corporation may consider in evaluating any action that may result in a change or potential change in the control of the subsidiary, and the social and economic effect of acceptance of such offer: on the Corporation’s present and future customers and employees and those of its Subsidiaries (as defined in Article EIGHTH hereof); on the communities in which the Corporation and its Subsidiaries operate or are located; on the ability of the Corporation to fulfill its corporate objective as a savings and loan holding company under applicable laws and regulations; and on the ability of its subsidiary savings institution to fulfill the objectives of a stock form savings institution under applicable statutes and regulations.
TENTH:
A.   Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a Director or an Officer of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a Director, Officer, employee or agent or in any other capacity while serving as a Director, Officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section C hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
B.   The right to indemnification conferred in Section A of this Article TENTH shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a Director or Officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, services to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article TENTH shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a Director, Officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.
C.   If a claim under Section A or B of this Article TENTH is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article TENTH or otherwise shall be on the Corporation.
D.   The rights to indemnification and to the advancement of expenses conferred in this Article TENTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise.
E.   The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer, employee or agent of the Corporation or subsidiary or Affiliate or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.
F.   The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article TENTH with respect to the indemnification and advancement of expenses of Directors and Officers of the Corporation.
ELEVENTH:   A Director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability: (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the Director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.
Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.
TWELFTH:   The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to amend or repeal this Article TWELFTH, Section C of Article FOURTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH, Article EIGHTH or Article TENTH.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation this           day of            , 2025.
BERKSHIRE HILLS BANCORP, INC.

Wm. Gordon Prescott

Exhibit B
Form of Bylaws Amendment

Exhibit B
Amendment to the Amended and Restated Bylaws of
Berkshire Hills Bancorp, Inc.
The Amended and Restate Bylaws of Berkshire Hills Bancorp, Inc. (the “Bylaws”) are hereby amended as follows:
1.   Article I, Section 1 of the Bylaws is hereby deleted in its entirety and replaced with the following:
Annual Meeting.
An annual meeting of the stockholders, for the election of Directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which place, date and time may subsequently be changed at any time by vote of the Board of Directors. If no annual meeting has been held for a period of thirteen (13) months after the Corporation’s last annual meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these Bylaws or otherwise, all the force and effect of an annual meeting. Any and all references hereafter in these Bylaws to an annual meeting or annual meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.
2.   Article I, Section 2 of the Bylaws is hereby deleted in its entirety and replaced with the following:
Special Meetings.
Subject to the rights of the holders of any class or series of preferred stock of the Corporation, special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of Directors which the Corporation would have if there were no vacancies on the Board of Directors (hereinafter the “Whole Board”). Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation and stockholder proposals of other business shall not be brought before a special meeting of stockholders to be considered by the stockholders unless such special meeting is held in lieu of an annual meeting of stockholders in accordance with Article I, Section 1 of these Bylaws, in which case such special meeting in lieu thereof shall be deemed an annual meeting for purposes of these Bylaws and the provisions of Article I, Section 6 of these Bylaws shall govern such special meeting.
3.   Article I, Section 6(b) of the Bylaws is hereby deleted in its entirety and replaced with the following:
(b)   At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (x) by or at the direction of the Board of Directors or (y) by any stockholder of the Corporation who is entitled to vote with respect thereto, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this Section 6(b) as to such business. For business to be properly brought before an annual meeting by a stockholder pursuant to this Section 6(b), (1) the business must relate to a proper subject matter for stockholder action under Delaware law, (2) the stockholder must have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation, (3) the stockholder must have provided updates or supplements to such Timely Notice at the times and in the forms required by Section 6(d) and (4) together with the beneficial owner(s), if any, on whose behalf the business proposal is made, the stockholder must have acted in accordance with the representations set forth in the New Business Solicitation Statement (as defined below) required by this Bylaw. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). A stockholder’s Timely Notice to the Secretary shall set forth:
as to each matter such stockholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, and any material interest in such business of each New Business Proposing Person (as defined below);
the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any);
as to each Proposing Person, the following information: (A) the class or series and number of all shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future, (B) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (C) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (D) any performance-related fees (other than an asset based fee) that such Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation (the disclosures to be made pursuant to the foregoing clauses (A) through (D) are referred to, collectively, as “Material Ownership Interests”);
a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation;
(A) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person, pertaining to the other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (B) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such other business proposal(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and
a statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the proposal (such statement, the “New Business Solicitation Statement”).
For purposes of this Section 6(b) and Section 6(c) below, the term “Proposing Person” shall mean the following persons: (i) the stockholder of record providing the notice of nominations or business proposed to be brought before a stockholders’ meeting, and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a stockholders’ meeting is made.
Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 6(b) or in accordance with Rule 14a-8 under the Exchange Act (or any successor provision thereto). The officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 6(b) and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.
At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.
4.   Article I, Section 6(c) of the Bylaws is hereby deleted in its entirety and replaced with the following:
Only persons who are nominated in accordance with the procedures and qualifications set forth in these Bylaws shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders at which directors are to be elected only (x) by or at the direction of the Board of Directors or (y) by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this Section 6(c) as to such nomination. For nominations to be properly brought before an annual meeting by a stockholder pursuant to this Section 6(c), (1) the stockholder must have given Timely Notice thereof in writing to the Secretary of the Corporation, (2) the stockholder must have provided updates or supplements to such Timely Notice at the times and in the forms required by Section 6(d) and (3) together with the beneficial owner(s), if any, on whose behalf the nomination is made, the stockholder must have acted in accordance with the representations set forth in the Nomination Solicitation Statement (as defined below) required by this Bylaw. A stockholder’s Timely Notice to the Secretary shall set forth:
as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any);
as to each Proposing Person, any Material Ownership Interests;
a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation;
(A) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person (including with any proposed nominee(s)), pertaining to the nomination(s) proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (B) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nomination(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and
a statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder (such statement, the “Nomination Solicitation Statement”).
No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the provisions of this Section 6(c). The officer of the Corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she shall so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

5.   A new Article IX in is hereby inserted in its entirety:
ARTICLE IX
CERTAIN GOVERNANCE MATTERS
Section 1.   Interpretations; Definitions.
The provisions of this Article IX shall apply notwithstanding anything to the contrary set forth in these Bylaws. In the event of any inconsistency between any provision of this Article IX and any other provision of these Bylaws, such provision of this Article IX shall control.
The following definitions shall apply to this Article IX and otherwise as applicable in these Bylaws:
“Effective Date” shall mean the effective date of the merger of the Brookline Bancorp, Inc. with and into the Corporation.
“Specified Period” shall mean the period beginning on the Effective Date and ending on the two-year anniversary of the Effective Date.
Chairman of the Board.
David M. Brunelle shall serve as the Chairman of the Board during the Specified Period (assuming Mr. Brunelle is elected for a second term following the Effective Date).
Section 2.   Certain Executive Officers.
(a)   Paul A. Perrault shall serve as President and Chief Executive Officer of the Corporation effective as of the Effective Date.
Carl M. Carlson shall serve as the Chief Financial and Strategy Officer of the Corporation effective as of the Effective Date.
Sean A. Gray shall serve as the Chief Operations Officer of the Corporation effective as of the Effective Date.
Michael W. McCurdy shall serve as the Chief Banking Officer of the Corporation effective as of the Effective Date.
Mark Meiklejohn shall serve as the Chief Credit Officer of the Corporation effective as of the Effective Date.
Board Actions.
During the Specified Period, the affirmative vote of at least two-thirds of the members of the Board of Directors shall be required to:
remove Mr. Perrault, Mr. Carlson, Mr. Gray, Mr. McCurdy or Mr. Meiklejohn from their respective offices; and
approve any merger or consolidation of the Corporation with and into any other corporation.
Section 3.   Amendment.
During the Specified Period, the provisions of this Article IX shall not be modified, amended or repealed and any Bylaws provision inconsistent with such provisions may be adopted, except upon the affirmative vote of at least two-thirds of the members of the Board of Directors.

Exhibit C
Form of Bank Merger Agreement

AGREEMENT AND PLAN OF BANK MERGER
THIS AGREEMENT AND PLAN OF BANK MERGER, dated as of [•] (this “Agreement”), is by and among Brookline Bank (“Brookline Bank”), a Massachusetts-chartered trust company; Bank Rhode Island (“BankRI”), a Rhode Island-chartered bank; PCSB Bank (“PCSB”), a New York-chartered bank; and Berkshire Bank, a Massachusetts-chartered trust company. Brookline Bank, BankRI, and PCSB are referred to collectively as the BRKL Banks, and together with Berkshire Bank, are referred to as the Banks in this Agreement.
WHEREAS, the BRKL Banks are each wholly owned subsidiaries of Brookline Bancorp, Inc., a Delaware corporation (“Brookline”);
WHEREAS, Berkshire Bank is the wholly owned subsidiary of Berkshire Hills Bancorp, Inc., a Delaware corporation (“Berkshire”);
WHEREAS, pursuant to an Agreement and Plan of Merger (the “Holdco Merger Agreement”) dated as of December 16, 2024, by and among Brookline, Berkshire, and Commerce Acquisition Sub, Inc., Commerce Acquisition Sub, Inc. will be merged into Brookline, with Brookline as the surviving corporation, and immediately thereafter Brookline will be merged with and into Berkshire with Berkshire as the surviving corporation (the “Merger”);
WHEREAS, the Holdco Merger Agreement provides that the parties intend to cause the merger of BankRI, PCSB, and Berkshire Bank with and into Brookline Bank with Brookline Bank as the surviving bank (the “Bank Mergers”);
WHEREAS, it is anticipated that the Bank Mergers will occur immediately after the transactions contemplated by the Holdco Merger Agreement;
WHEREAS, pursuant to Rhode Island General Laws Section 19-7-3, a Rhode Island-chartered bank such as BankRI may merge with a Massachusetts-chartered bank such as Brookline Bank;
WHEREAS, pursuant to Section 600 of the New York Consolidated Laws, Banking Law, a New York-chartered bank such as PCSB may merge with a Massachusetts-chartered bank such as Brookline Bank.
WHEREAS, the board of directors of each of the Banks has unanimously approved this Agreement and determined that the Bank Mergers, under and pursuant to the terms and conditions set forth herein, is in the best interests of each of the BRKL Banks and Berkshire Bank, and the Banks as a whole;
WHEREAS, this Agreement has been approved by the unanimous written consent of the sole shareholders of the BRKL Banks and Berkshire Bank, respectively; and
WHEREAS, the Bank Mergers must be approved by the Massachusetts Commissioner of Banks (the “Commissioner”), the Rhode Island Department of Business Regulation, Division of Banking (“RIDOB”), the New York Department of Financial Services (the “ NYDFS”), and the Board of Governors of the Federal Reserve System (the “FRB”).
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Holdco Merger Agreement and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Banks agree as follows:
ARTICLE I
THE BANK MERGERS
The Bank Mergers.   The constituent corporations to the Bank Mergers shall be the Banks. Subject to the terms and conditions set forth in Holdco Merger Agreement and the terms and conditions of this Agreement, in accordance with Massachusetts General Laws, chapter 167I, Section 7, at the Effective Time (as defined in Section 1.02 below), BankRI, PCSB, and Berkshire Bank shall merge with and into Brookline Bank. Brookline Bank shall be the surviving bank (the “Resulting Bank”) of the Bank Mergers and shall continue its corporate existence as a Massachusetts-chartered bank under the Massachusetts General

Laws following consummation of the Bank Mergers. Upon consummation of the Bank Mergers, the separate corporate existence of each of BankRI, PCSB, and Berkshire Bank shall cease.
Effective Time.   The Bank Mergers shall become effective upon the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts at either the time of such filing or such other time as may be specified in the Articles of Merger (the “Effective Time”).
Effects of the Bank Mergers.   At and after the Effective Time, the Bank Mergers shall have the effects provided in this Agreement and set forth in the applicable provisions of the Massachusetts General Laws. At the Effective Time all of the respective property, rights, privileges, powers and franchises of the Banks shall vest in the Resulting Bank, and all of the respective debts, liabilities, obligations, restrictions, disabilities and duties of the Banks shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Resulting Bank.
Articles of Organization.   At and after the Effective Time, the Articles of Organization of Brookline Bank, as in effect immediately prior to the Effective Time, shall be the Articles of Organization of the Resulting Bank, until thereafter amended in accordance with applicable law and such Articles of Organization.
Bylaws.   At and after the Effective Time, the Bylaws of Brookline Bank, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Resulting Bank, except as such Bylaws may be amended in accordance with applicable law and such Bylaws.
Name.   At and after the Effective Time, the name of the Resulting Bank shall be “Brookline Bank.”
Authorized Capital Stock.   The authorized capital stock of the Resulting Bank and the number of shares into which it shall be divided shall be such shares of capital stock authorized to be issued by the Articles of Organization of Brookline Bank, and the par value of such shares shall be the par value of shares of capital stock authorized to be issued by the Articles of Organization of Brookline Bank, as such Articles of Organization are in effect immediately prior to the Effective Time, until thereafter modified in accordance with applicable law and such Articles of Organization.
Directors and Officers.   At the Effective Time, the initial directors and officers of the Resulting Bank shall be the directors and officers of Brookline Bank immediately prior to the Effective Time, except as noted on Schedule A (as such Schedule may be modified as of the Effective Time), and the additional directors and officers set forth on Schedule A (as such Schedule may be modified as of the Effective Time), each to hold office in accordance with the Articles of Organization and Bylaws of the Resulting Bank until their respective successors are duly elected or appointed and qualified.
Main Office.   At and after the Effective Time, the main office of the Resulting Bank shall be located at 131 Clarendon Street, Boston, MA 02116.
Tax Treatment.   The parties hereto intend that the Bank Mergers shall qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations thereunder, and this Agreement shall constitute a “plan of reorganization” for the purposes of Sections 354 and 361 of the Code.
ARTICLE II
CANCELLATION OF SHARES
BankRI Shares.   Each share of common stock, par value $1.00 per share, of BankRI issued and outstanding immediately prior to the Effective Time shall, by virtue of the Bank Mergers and without any action on the part of the holder thereof, be canceled.
PCSB Shares.   Each share of common stock, par value $1.00 per share, of PCSB issued and outstanding immediately prior to the Effective Time shall, by virtue of the Bank Mergers and without any action on the part of the holder thereof, be canceled.
Berkshire Bank Shares.   Each share of common stock, par value $1.00 per share, of Berkshire Bank issued and outstanding immediately prior to the Effective Time shall, by virtue of the Bank Mergers and without any action on the part of the holder thereof, be canceled.

ARTICLE III
REPRESENTATIONS
Each of the Banks represents that this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against it in accordance with the terms of this Agreement.
ARTICLE IV
CONDITIONS TO CLOSING
Consummation of the Bank Mergers is conditioned upon the satisfaction of all conditions set forth below:
that the Merger shall have been consummated in accordance with the terms of the Holdco Merger Agreement; and
that all necessary approvals, authorizations, and consents of any governmental entity, department, commission, board, agency, regulatory authority, or instrumentality, in each case, of competent jurisdiction, whether federal, state, or local, and whether domestic or foreign (a “Government Entity”), required to consummate the Bank Mergers, including, but not limited to, approvals required from the Commissioner, the RIDOB, the NYDFS, and the FRB, shall have been obtained and remain in full force and effect, and all waiting periods, if any, relating to such approvals, authorizations, and consents shall have been expired or been terminated.
ARTICLE V
TERMINATION AND AMENDMENT
Termination.   This Agreement may be terminated at any time prior to the Effective Time by an instrument executed by each of the parties hereto. This Agreement will terminate automatically without any action by the parties hereto upon the termination of the Holdco Merger Agreement.
Amendment.   This Agreement may be amended by an instrument in writing signed on behalf of each of the parties hereto.
ARTICLE VI
MISCELLANEOUS
Counterparts.   This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature to this Agreement. Execution and delivery of this Agreement by facsimile or electronic communication shall be legal, valid and binding execution and delivery for all purposes.
Applicable Law; Choice of Forum.   This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts, without regard to the principles of conflicts of law.
Severability.   Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
Entire Agreement.   This Agreement contains the entire understanding and agreement among the parties with respect to the subject matter of this Agreement and supersedes any other prior written or oral understandings or agreements among the parties with respect to its subject matter.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Banks have each caused this Agreement to be executed under seal by their duly authorized officers as of the date first set forth above.
BROOKLINE BANK
By:

Name:
Title:
BANK RHODE ISLAND
By:

Name:
Title:
PCSB BANK
By:

Name:
Title:
BERKSHIRE BANK
By:

Name:
Title:

ANNEX B
December 16, 2024
Board of Directors
Berkshire Hills Bancorp, Inc.
60 State Street
Boston, MA 02109
Members of the Board of Directors:
We understand that Brookline Bancorp, Inc. (“Brookline”) and Berkshire Hills Bancorp, Inc. (the “Company” or “Berkshire”), propose to enter into the Agreement (defined below) pursuant to which, among other things, Brookline will be merged with and into Berkshire (the “Merger”), with Berkshire as the surviving corporation and that, in connection with the Merger, each share of issued and outstanding common stock, par value $0.01, of Brookline (the “Brookline Common Stock”), except for the Excluded Shares (defined below), will be converted into the right to receive 0.42 shares (the “Exchange Ratio”) of Company common stock, par value of $0.01 (the “Company Common Stock”). “Excluded Shares” shall mean each share of Brookline Common Stock held as treasury stock or owned by Brookline or Berkshire (in each case other than shares of Brookline Common Stock (i) held in trust accounts, managed accounts, mutual funds and the like, or otherwise held in a fiduciary or agency capacity that are beneficially owned by third parties or (ii) held, directly or indirectly, by Brookline or Berkshire in respect to debts previously contracted). The Board of Directors of the Company (the “Board”) has requested that Raymond James & Associates, Inc. (“Raymond James”) provide an opinion (the “Opinion”) to the Board as to whether, as of the date hereof, the Exchange Ratio is fair from a financial point of view to the Company. For purposes of this Opinion, and with your consent, we have assumed that as of the date of this Opinion there are approximately 90.0 million shares of Brookline Common Stock issued and outstanding (including unvested restricted stock awards), approximately 43.2 million shares of Company Common Stock issued and outstanding (including unvested restricted stock awards and shares reserved for unvested restricted stock unit awards) and 44,400 Company stock options outstanding with a weighted average strike price of $26.65.
In connection with our review of the proposed Merger and the preparation of this Opinion, we have, among other things:
1.
reviewed the financial terms and conditions as stated in a draft of the Agreement and Plan of Merger, dated as of December 14, 2024, by and among Berkshire and Brookline (the “Agreement”);

2.
reviewed certain information related to the historical financial condition and prospects of the Company and Brookline, as made available to Raymond James by or on behalf of the Company, including, but not limited to, (a) financial projections for each of the Company and Brookline that were prepared using consensus analyst estimates for the years 2024, 2025 and 2026 with further years extrapolated based on appropriate growth rates, which estimates were reviewed and approved for our use by the management of the Company (the “Projections”) and (b) certain forecasts and estimates of the amount and timing of potential cost savings, operating efficiencies, revenue effects, and pro forma financial adjustments expected to result from the Merger, as prepared by the management of Brookline and reviewed and approved for our use by the management of the Company (the “Pro Forma Financial Adjustments”);

3.
reviewed the Company’s and Brookline’s audited financial statements for the years ended December 31, 2021, December 31, 2022 and December 31, 2023 and unaudited financial statements for the three month period ended March 31, 2024, three and six month periods ended June 30, 2024 and three and nine month periods ended September 30, 2024;

4.
reviewed certain of the Company’s and Brookline’s recent public filings and certain other publicly available information regarding the Company and Brookline that we deemed to be relevant;

5.
reviewed the financial and operating performance of the Company and Brookline and those of other selected public companies that we deemed to be relevant;

6.
reviewed the current and historical market prices for shares of Company Common Stock and shares of Brookline Common Stock, and the current market prices of the publicly traded securities of certain other companies that we deemed to be relevant;

7.
compared the relative contributions of the Company and Brookline to certain historical and projected financial statistics of the combined company on a pro forma basis;

8.
reviewed certain potential pro forma financial effects of the Merger on earnings per share, capitalization and financial ratios of the Company, as well as certain balance sheet assumptions, including the offer and sale by the Company of approximately $100 million of Company Common Stock to support the Merger, as provided by management of the Company (the “Offering”);

9.
conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate;

10.
received a certificate addressed to Raymond James from the Chief Financial Officer of the Company regarding, among other things, the accuracy of the information, data and other materials (financial or otherwise) of the Company and Brookline provided to, or discussed with, Raymond James by or on behalf of the Company; and

11.
discussed with members of the senior management of the Company certain information relating to the aforementioned and any other matters which we have deemed relevant to our inquiry including, but not limited to, the past and current business operations of the Company and Brookline and the financial condition and future prospects and operations of the Company and Brookline, respectively.

With your consent, we have assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of the Company or Brookline or otherwise reviewed by or discussed with us, and we have undertaken no duty or responsibility to, nor did we, independently verify any of such information. Furthermore, we have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or Brookline is a party or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company or Brookline is a party or may be subject. With your consent, this Opinion makes no assumption concerning, and therefore does not consider, the potential effects of any such litigation, claims or investigations or possible assertions. We are not experts in generally accepted accounting principles in the United States (GAAP) in general and also specifically regarding the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowance for credit losses or any other reserves. We have not independently verified such allowance for credit losses or reviewed or examined any individual loan or credit files. We have assumed, with your consent, that the allowance for credit losses (i) set forth in the financial statements of the Company and Brookline are adequate to cover such losses, (ii) will be adequate on a pro forma basis for the combined entity and (iii) comply fully with applicable law, regulatory policy and sound banking practices as of the date of such financial statements. We have not made or obtained an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company or Brookline.
With respect to the Projections, Pro Forma Financial Adjustments and any other information and data provided to or otherwise reviewed by or discussed with us, we have, with your consent, assumed that the Projections, Pro Forma Financial Adjustments and such other information and data have been reasonably prepared in good faith on bases reflecting (or, in the case of the Projections, with respect to 2024, 2025 and 2026, which were prepared using consensus analyst estimates for the years 2024, 2025 and 2026, are consistent with) the best currently available estimates and judgments of the management of each of the Company and Brookline, and we have relied upon the Company to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review. We express no opinion with respect to the Projections, Pro Forma Financial Adjustments or the assumptions on which they are based. We have assumed that the final form of the Agreement will be substantially similar to the draft reviewed by us, and that the Merger will be consummated in accordance with the terms of the Agreement without waiver or amendment of any conditions thereto. In addition, we have assumed that the Offering will occur on the terms and in the time frame described by management of the Company. Furthermore, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Agreement are true and correct and that each such party will perform all of the covenants and agreements required to be performed by it under the Agreement without being waived. We have relied upon and assumed, without independent verification, that (i) the Merger will be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Merger, Brookline or the Company that would be material to our analyses or this Opinion.
As contemplated by the Agreement, we have assumed that the Merger will qualify as a “reorganization” under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations and formal guidance issued thereunder.
Our opinion is based upon market, economic, financial and other circumstances and conditions existing and disclosed to us as of December 13, 2024, and any material change in such circumstances and conditions would require a reevaluation of this Opinion, which we are under no obligation to undertake. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or Brookline since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading in any material respect.
As the Board is aware, the credit, financial and stock markets have been experiencing, and do experience, volatility from time to time, and Raymond James expresses no opinion or view as to any potential effects of such volatility on the Merger, Brookline or the Company. This Opinion does not purport to address potential developments in any such credit, financial and stock markets on the Exchange Ratio after the date hereof.
We express no opinion as to the underlying business decision to effect the Merger, the structure or tax consequences of the Merger or the availability or advisability of any alternatives to the Merger. We provided advice to the Company with respect to the proposed Merger. We did not, however, recommend any specific amount of consideration or that any specific consideration constituted the only appropriate consideration for the Merger. We did not solicit indications of interest with respect to a transaction involving the Company nor did we advise the Company with respect to its strategic alternatives. This letter does not express any opinion as to the likely trading range of the shares of Company Common Stock or Brookline Common Stock following the announcement or consummation of the Merger, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of the Company or Brookline at that time. Our opinion is limited to the fairness, from a financial point of view, to the Company, of the Exchange Ratio.
We express no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Board to approve or consummate the Merger. Furthermore, no opinion, counsel or interpretation is intended by Raymond James on matters that require legal, accounting or tax advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Company, on the fact that the Company has been assisted by legal, accounting and tax advisors and we have, with the consent of the Company, relied upon and assumed the accuracy and completeness of the assessments by the Company and its advisors as to all legal, accounting and tax matters with respect to the Company, Brookline and the Merger, including, without limitation, that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
In formulating our opinion, we have considered only what we understand to be the Exchange Ratio to be paid by the Company as is described above and we did not consider and we express no opinion on the fairness of the amount or nature of any compensation to be paid or payable to any person or entity (including any of the Company’s or Brookline’s officers, directors or employees) or class of any persons and/or entities, whether relative to the consideration to be paid by the Company or otherwise. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the fairness of the Merger to the holders of any class of securities, creditors, or other constituencies of the Company or Brookline, or to any other party, except and only to the extent expressly set forth in the last sentence of this Opinion or (ii) the fairness of the Merger to any one class or group of the Company’s, Brookline’s or any other party’s security holders or other constituencies vis-à-vis any other class or group of the Company’s, Brookline’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the Merger amongst or within such classes or groups of security holders or other constituents). We are not expressing any opinion as to the impact of the Merger on the solvency or viability of the Company or Brookline or the ability of the Company or Brookline to pay their respective obligations when they come due. We have undertaken no independent analysis of the Company’s anticipated funding sources for the Merger, whether cash, debt, or a combination thereof. With your consent, this Opinion makes no assumption concerning, and therefor does not consider, the potential effects of any funding sources on the Merger, other than the Offering.
The delivery of this opinion was approved by an opinion committee of Raymond James.
Raymond James has been engaged to render financial advisory services to the Company in connection with the proposed Merger and will receive a fee for such services, a substantial portion of which is contingent upon consummation of the Merger. Raymond James will also receive a fee upon the delivery of this Opinion, which is not contingent upon the successful completion of the Merger or on the conclusion reached herein. Raymond James has also been engaged to serve as placement agent to the Company in the Offering, a private placement of common equity. Lastly, the Company has agreed to reimburse certain of our expenses and to indemnify us against certain liabilities arising out of our engagement.
In the ordinary course of our business, Raymond James may trade in the securities of the Company and Brookline for our own account or for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. In the two years preceding the date of this Opinion, Raymond James has engaged in certain fixed income trading activity with Berkshire Bank, a subsidiary of the Company, for which it has earned income. Furthermore, Raymond James may provide investment banking, financial advisory and other financial services to the Company and/or Brookline or other participants in the Merger in the future, for which Raymond James may receive compensation.
It is understood that this letter is solely for the information of the Board of Directors of the Company (solely in each director’s capacity as such) in evaluating the proposed Merger and does not constitute a recommendation to the Board of Directors or any shareholder of the Company or Brookline regarding how said shareholder should act or vote with respect to the proposed Merger or any other matter. Furthermore, this letter should not be construed as creating any fiduciary duty on the part of Raymond James to any such party. This Opinion may not be disclosed, reproduced, quoted, summarized, referred to at any time, in any manner, or used for any other purpose, nor shall any references to Raymond James or any of its affiliates be made, without our prior written consent, except that this Opinion may be disclosed in and filed with a proxy statement/prospectus used in connection with the Merger that is required to be filed with the Securities and Exchange Commission, provided that this Opinion is quoted in full in such proxy statement/prospectus.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio is fair, from a financial point of view, to the Company.
Very truly yours,
RAYMOND JAMES & ASSOCIATES, INC.

ANNEX C
December 15, 2024
Board of Directors
Brookline Bancorp, Inc.
131 Clarendon Street
Boston, Massachusetts 02116
Dear Board of Directors:
Hovde Group, LLC (“we” or “Hovde”) understands that Berkshire Hills Bancorp, Inc., (“Berkshire”), Commerce Acquisition Sub, Inc., a direct, wholly-owned subsidiary of Berkshire (“Merger Sub”), and Brookline Bancorp, Inc., (“Brookline”) are about to enter into an Agreement and Plan of Merger (the “Agreement”) to be dated as of December 15, 2024. Subject to the terms and conditions of the Agreement, at the Effective Time, Merger Sub will merge with and into Brookline (the “Merger”), so that Brookline is the surviving corporation (the “Interim Surviving Corporation”) in the Merger, and, immediately following the Merger and as part of a single integrated transaction for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), the Interim Surviving Corporation will, subject to the terms and conditions set forth in the Agreement, merge with and into Berkshire (the “Holdco Merger”), so that Berkshire is the surviving corporation in the Holdco Merger (the “Surviving Corporation”). It is intended that the Merger and the Holdco Merger, taken together, shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Agreement is intended to be and is adopted as a plan of reorganization for purposes of Sections 354 and 361 of the Code.
Capitalized terms used herein that are not otherwise defined shall have the same meanings attributed to them in the Agreement, and all Article and Section references shall refer to Articles or Sections in the Agreement. For purposes of our analysis and opinion, the Agreement as used herein shall refer to a copy of the Execution Version of the Agreement and Plan of Merger received on December 14, 2024 provided to Hovde by Brookline.
Pursuant to the provisions of Section 2.2(e) of the Agreement, at the Effective Time, by virtue of the Merger each share of the common stock of Brookline (the “Brookline Common Stock”) issued and outstanding immediately prior to the Effective Time, except for treasury shares of Brookline Common Stock or shares of Brookline Common Stock owned by Brookline or Berkshire (in each case other than shares of Brookline Common Stock (i) held in a fiduciary or agency capacity that are beneficially owned by third parties or (ii) held, directly or indirectly, by Brookline or Berkshire in respect of debts previously contracted), shall be converted into the right to receive 0.4200 of a share (the “Exchange Ratio” and such shares, the “Merger Consideration”) of the common stock of Berkshire (the “Berkshire Common Stock”).
At the Effective Time, all outstanding time or performance-based restricted stock awards in respect of a share of Brookline Common Stock (a “Brookline Restricted Stock Award”), shall automatically accelerate in full and fully vest, with any applicable performance-based vesting condition to be deemed achieved, and shall be converted into, and become exchanged for the Merger Consideration (less applicable Taxes required to be withheld, if any, due to such vesting). At the Effective Time, all outstanding restricted stock awards in respect of a share of Berkshire Common Stock under the Berkshire Stock Plans (each, a “Berkshire Restricted Stock Award”), and each outstanding time or performance-based restricted stock unit award in respect of a share of Berkshire Common Stock granted under the Berkshire Stock Plans (a “Berkshire Restricted Stock Unit Award”), shall automatically accelerate in full and fully vest, with any applicable performance-based vesting conditions deemed to be achieved (less applicable Taxes required to be withheld, if any, due to such vesting). Additionally, at the Effective Time, all outstanding and unexercised stock options in respect of a share of Berkshire Common Stock (a “Berkshire Stock Option”) shall automatically accelerate and fully vest, and shall remain outstanding with the same exercise price as the exercise price prior to the Effective Time.

For purposes of our analysis and opinion and with your knowledge and consent, we have assumed that based on (i) the closing price of the Berkshire Common Stock on the NYSE as of December 13, 2024 of $30.20 per share, (ii) 89,980,839 fully diluted shares of Brookline Common Stock outstanding, and (iii) the Exchange Ratio of 0.4200, the value of the aggregate merger consideration is $1,141,316,962.
We note that Article VII of the Agreement sets forth certain normal and customary closing conditions, including; (i) the Requisite Berkshire Vote and the Requisite Brookline Vote shall have been obtained; (ii) the shares of Berkshire Common Stock that shall be issuable pursuant to the Agreement shall have been authorized for listing on the NYSE; (iii) all Requisite Regulatory Approvals shall have been obtained and be in full force and effect with all statutory waiting periods having expired or been terminated; (iv) the Requisite Regulatory Approvals shall not have resulted in the imposition of any Materially Burdensome Regulatory Condition; (iv) the S-4 shall have become effective under the Securities Act with no stop order suspending the effectiveness of the S-4 having been issued and no proceedings for such purpose having been initiated or threatened by the SEC and not withdrawn; and (v) Berkshire and Brookline shall each have received the opinion of their respective legal counsel, dated as of the Closing Date, to the effect that the Merger and the Holdco Merger, taken together, shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
We also note that the Merger may be terminated at any time prior to the Effective Time, whether before or after receipt of the Requisite Berkshire Vote or the Requisite Brookline Vote if any of the conditions of Article VIII of the Agreement are met which include among other conditions the following: (i) by the mutual written consent of Berkshire and Brookline; (ii) by either Berkshire or Brookline if any Governmental Entity that must grant a Requisite Regulatory Approval has denied approval of the Merger, the Holdco Merger or the Bank Merger and such denial has become final and nonappealable or any Governmental Entity shall have issued a final and nonappealable order, injunction, decree or other legal restraint or prohibition permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger, the Holdco Merger or the Bank Merger; (iii) by either Berkshire or Brookline if the Merger shall not have been consummated on or before the twelve (12) month anniversary of the date of the Agreement; (iv) by Brookline prior to such time as the Requisite Berkshire Vote is obtained, if Berkshire or the Board of Directors of Berkshire shall have made a Recommendation Change or Berkshire or the Board of Directors of Berkshire shall have breached its obligations under Section 6.4 or 6.13 of the Agreement; (v) by Berkshire prior to such time as the Requisite Brookline Vote is obtained, if Brookline or the Board of Directors of Brookline shall have made a Recommendation Change or Brookline or the Board of Directors of Brookline shall have breached its obligations under Section 6.4 or 6.13 of the Agreement. In the event that during the term of the Agreement, (a) either Berkshire or Brookline receive a bona fide Acquisition Proposal and thereafter the Agreement is terminated by either party pursuant to the provisions of Section 8.2, then the receiving party of the Acquisition Proposal shall pay the other non- receiving party the Termination Fee of Forty Five Million Dollars ($45,000,000), or (b) either Berkshire or Brookline shall have made a Recommendation Change or shall have breached its obligations under Section 6.4 or 6.13, then the party making the Recommendation Change or having breached its obligations shall pay the other party the Termination Fee.
With your consent and for purposes of our analysis and opinion, we have assumed that (i) all of the closing conditions set forth in the Agreement are satisfied, (ii) the Merger is not terminated pursuant to any of the provisions set forth in Article VIII of the Agreement, and (iii) the Merger will proceed and be consummated in accordance with the terms of the Agreement.
You have requested our opinion, subject to the terms, conditions, and qualifications set forth herein, that as of the date of such opinion, the Exchange Ratio in the Merger is fair from a financial point of view to the holders of Brookline Common Stock. This opinion addresses only the fairness of the Exchange Ratio, and we are not opining on any individual stock, cash, or other components of the consideration.
During the course of our engagement and for the purposes of the opinion set forth herein, we have:
(i)
reviewed a copy of the Execution Version of the Agreement received on December 13, 2024 provided to Hovde by Brookline;

(ii)
reviewed audited financial statements for both Brookline and Berkshire for the twelve month periods ended December 31, 2022 and December 31, 2023;

(iii)
reviewed the unaudited financial statements for both Brookline and Berkshire for the three month period ended March 31, 2024, the six month period ended June 30, 2024 and the nine month period ended September 30, 2024;

(iv)
reviewed certain historical publicly available business and financial information concerning Brookline and Berkshire;

(v)
reviewed certain internal financial statements and other financial and operating data concerning Brookline and Berkshire;

(vi)
reviewed certain internal financial forecasts concerning Brookline and Berkshire and compared them against consensus research estimates;

(vii)
discussed with certain members of senior management of Brookline and Berkshire the business, financial condition, results of operations and future prospects of each company, the history and past and current operations of each company, and each company’s assessment of the rationale for the Merger;

(viii)
reviewed certain publicly available financial and stock market data relating to select public companies we deemed to be relevant;

(ix)
reviewed and analyzed materials detailing the Merger prepared by Brookline and Berkshire and their respective advisers, including the estimated amount and timing of cost savings and related expenses and purchase accounting adjustments expected to result from the Merger (the “Merger Adjustments”);

(x)
analyzed the pro forma financial impact of the Merger on the combined company’s earnings, tangible book value, financial ratios, capital ratios and other such metrics we deemed relevant, giving effect to the Merger based on the assumptions relating to the Merger Adjustments;

(xi)
assessed current general economic, market and financial conditions;

(xii)
reviewed the terms of recent mergers, to the extent publicly available, involving financial institutions and financial institution holding companies that we considered relevant;

(xiii)
taken into consideration our experience in other similar transactions and securities valuations as well as our knowledge of the banking and financial services industry; and

(xiv)
performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed, without investigation, that there have been, and from the date hereof through the Closing there will be, no material changes in the financial condition and results of operations of Brookline or Berkshire since the date of the latest financial information described above. We have further assumed, without independent verification, that the representations and financial and other information included in the Agreement and all other related documents and instruments that are referred to therein or otherwise provided to us by Brookline and Berkshire are true and complete. We have relied upon the management of Brookline and Berkshire as to the reasonableness and achievability of the financial forecasts, projections and other forward-looking information provided to Hovde by Brookline and Berkshire, and we assumed such forecasts, projections and other forward-looking information have been reasonably prepared by Brookline and Berkshire on a basis reflecting the best currently available information and Brookline’s and Berkshire’s judgments and estimates. We have assumed that such forecasts, projections and other forward-looking information would be realized in the amounts and at the times contemplated thereby, and we do not assume any responsibility for the accuracy or reasonableness thereof. We have been authorized by Brookline to rely upon such forecasts, projections and other information and data, and we express no view as to any such forecasts, projections or other forward-looking information or data or the bases or assumptions on which they were prepared.
In performing our review, we have assumed and relied upon the accuracy and completeness of all the financial and other information that was available to us from public sources that was provided to us by Brookline and Berkshire or their respective representatives or that was otherwise reviewed by us for purposes of rendering this opinion. We have further relied on the assurance of the management of Brookline and Berkshire that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to undertake, and have not undertaken, an independent verification of any of such information, and we do not assume any responsibility or liability for the accuracy or completeness thereof. We have assumed that each party to the Agreement would advise us promptly if any information previously provided to us became inaccurate or was required to be updated during the period of our review.
We are not experts in the evaluation of loan and lease portfolios for the purpose of assessing the adequacy of the allowances for losses with respect thereto. We have assumed that such allowances for Brookline and Berkshire (as adjusted for the assumed credit mark) are, in the aggregate, adequate to cover such losses. We were not requested to make, and have not made, an independent evaluation, physical inspection or appraisal of the assets, properties, facilities, or liabilities (contingent or otherwise) of Brookline and Berkshire, the collateral securing any such assets or liabilities, or the collectability of any such assets, and we were not furnished with any such evaluations or appraisals, nor did we review any loan or credit files of Brookline and Berkshire.
We have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities to which Brookline or Berkshire is a party or may be subject, and our opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. We have also assumed, with your consent, that neither Brookline or Berkshire is party to any material pending transaction, including without limitation any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Merger contemplated by the Agreement and a private placement of newly issued shares of common stock of Berkshire with an aggregate value of approximately One Hundred Million Dollars ($100,000,000) to be announced and consummated contemporaneously with the execution of the Agreement by Brookline and Berkshire.
We have relied upon and assumed, with your consent and without independent verification, that the Merger will be consummated substantially in accordance with the terms set forth in the Agreement, without any waiver of material terms or conditions by Brookline, Berkshire or any other party to the Agreement and that the final Agreement will not differ materially from the draft of the Agreement we reviewed. We have assumed that the Merger will be consummated in compliance with all applicable laws and regulations. Brookline has advised us that they are not aware of any factors that would impede any necessary regulatory or governmental approval of the Merger. We have assumed that the necessary regulatory and governmental approvals as granted will not be subject to any conditions that would be unduly burdensome on Brookline or Berkshire or would have a material adverse effect on the contemplated benefits of the Merger.
Our opinion does not consider, include or address: (i) the legal, tax, accounting, or regulatory consequences of the Merger on Brookline or its shareholders; or (ii) any advice or opinions provided by any other advisor to the Board of Directors of Brookline; or (iii) any other strategic alternatives that might be available to Brookline.
Our opinion does not constitute a recommendation to Brookline as to whether or not the Brookline should enter into the Agreement or to any shareholders of Brookline as to how such shareholders should vote at any meetings of shareholders called to consider and vote upon the Merger. Our opinion does not address the underlying business decision to proceed with the Merger or the fairness of the amount or nature of the compensation, if any, to be received by any of the officers, directors or employees of Brookline relative to the value of the aggregate Merger Consideration to be paid with respect to the Merger. Our opinion should not be construed as implying that the Exchange Ratio is necessarily the highest or best exchange ratio that could be obtained in a merger or combination transaction of Brookline with Berkshire. Other than as specifically set forth herein, we are not expressing any opinion with respect to the terms and provisions of the Agreement or the enforceability of any such terms or provisions. Our opinion is not a solvency opinion and does not in any way address the solvency or financial condition of Brookline or Berkshire.
This opinion was approved by Hovde’s fairness opinion committee. This letter is directed solely to the Board of Directors of Brookline and is not to be used for any other purpose or quoted or referred to, in whole or in part, in any registration statement, prospectus, proxy statement, or any other document, except in each case in accordance with our prior written consent; provided, however, we hereby consent to the inclusion and reference to this letter in any registration statement, proxy statement or information statement to be delivered to the holders of the Brookline Common Stock in connection with the Merger if, and only if, (i) this letter is quoted in full or attached as an exhibit to such document, (ii) this letter has not been withdrawn prior to the date of such document, and (iii) any description of or reference to Hovde or the analyses performed by Hovde or any summary of this opinion in such document is in a form acceptable to Hovde and its counsel in the exercise of their reasonable judgment.
Our opinion is based solely upon the information available to us and described above, and the economic, market and other circumstances as they exist as of the date hereof. Events occurring and information that becomes available after the date hereof could materially affect the assumptions and analyses used in preparing this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or to otherwise comment upon events occurring or information that becomes available after the date hereof.
In arriving at this opinion, Hovde did not attribute any particular weight to any single analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Hovde believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying this opinion.
Hovde, as part of its investment banking business, regularly performs valuations of businesses and their securities in connection with mergers and acquisitions and other corporate transactions. Pursuant to our engagement agreement with the Brookline, we received an initial retainer fee upon the execution of the engagement agreement with Brookline, and we will receive from Brookline an opinion fee that is contingent upon the issuance of this opinion letter and a completion fee (less the initial retainer fee and the opinion fee) contingent upon the consummation of the Merger. Brookline has also agreed to indemnify us and our affiliates for certain liabilities that may arise out of our engagement.
In the past two years preceding the date of this opinion, Hovde has not provided investment banking or financial advisory services to either Brookline or Berkshire for which it received a fee. We or our affiliates may presently or in the future seek or receive compensation from Berkshire in connection with future transactions, or in connection with potential advisory services and corporate transactions. In the ordinary course of our business as a broker/dealer, we may from time to time purchase securities from, and sell securities to, Brookline or Berkshire or their affiliates, and as a market maker in securities, Hovde may from time to time have a long or short position in, and buy or sell, debt or equity securities of the Brookline or Berkshire for Hovde’s own accounts and for the accounts of Hovde’s customers. Except for the foregoing, during the past two years there have not been and there currently are no mutual agreements regarding any future material transactions between Hovde and either Brookline or Berkshire except that Hovde will serve as the co-lead private placement agent in a private placement of newly issued shares of common stock of Berkshire with an aggregate value of approximately One Hundred Million Dollars ($100,000,000) to be announced and consummated contemporaneously with the execution of the Agreement by Brookline and Berkshire.
Based upon and subject to the foregoing review, assumptions and limitations, we are of the opinion, as of the date hereof, that the Exchange Ratio in the Merger is fair from a financial point of view to the holders of Brookline Common Stock.
Sincerely,
HOVDE GROUP, LLC

ANNEX D
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BERKSHIRE HILLS BANCORP, INC.
FIRST:   The name of the Corporation is Berkshire Hills Bancorp, Inc. (hereinafter sometimes referred to as the “Corporation”).
SECOND:   The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.
THIRD:   The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.
FOURTH:
A.   The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two hundred two million (202,000,000) consisting of:
1.
Two million (2,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the “Preferred Stock”); and

2.
Two hundred million (200,000,000) shares of Common Stock, par value one cent ($.01) per share (the “Common Stock”).

B.   The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.
C.1.
Notwithstanding any other provision of this Certificate of Incorporation, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding shares of Common Stock (the “Limit”), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit. The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such person beneficially owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all Common Stock beneficially owned by such person would be entitled to cast, (subject to the provisions of this Article FOURTH) multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit.

2.
The following definitions shall apply to this Section C of this Article FOURTH:

a.
“Affiliate” shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on the date of filing of this Certificate of Incorporation.

b.
“Beneficial ownership” shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or provision thereto, pursuant to said Rule 13d-3 as in effect on the date of filing of this Certificate of Incorporation; provided, however, that a person shall, in any event, also be deemed the “beneficial owner” of any Common Stock:

(1)
which such person or any of its affiliates beneficially owns, directly or indirectly; or

(2)
which such person or any of its affiliates has: (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with this Corporation to effect any transaction which is described in any one or more of clauses 1 through 5 of Section A of Article EIGHTH of this Certificate of Incorporation (“Article EIGHTH”)), or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such Affiliate is otherwise deemed the beneficial owner); or

(3)
which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this Corporation; and provided further, however, that: (1) no Director or Officer of this Corporation (or any Affiliate of any such Director or Officer) shall, solely by reason of any or all of such Directors or Officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Common Stock beneficially owned by any other such Director or Officer (or any Affiliate thereof); and (2) neither any employee stock ownership or similar plan of this Corporation or any subsidiary of this Corporation, nor any trustee with respect thereto or any Affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for any purposes hereof, to beneficially own any Common Stock held under any such plan. For purposes only of computing the percentage of beneficial ownership of Common Stock of a person, the outstanding Common Stock shall include shares deemed owned by such person through application of this subsection but shall not include any other Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Common Stock shall include only Common Stock then outstanding and shall not include any Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

c.
The “limit” shall mean 10% of the then-outstanding shares of Common Stock.

d.
A “person” shall include an individual, a firm, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities or any other entity.

3.
The Board of Directors shall have the power to construe and apply the provisions of this section and to make all determinations necessary or desirable to implement such provisions,

including but not limited to matters with respect to: (i) the number of shares of Common Stock beneficially owned by any person; (ii) whether a person is an affiliate of another; (iii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership; (iv) the application of any other definition or operative provision of the section to the given facts; or (v) any other matter relating to the applicability or effect of this section.
4.
The Board of Directors shall have the right to demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit (or holds of record Common Stock beneficially owned by any person in excess of the Limit) supply the Corporation with complete information as to: (i) the record owner(s) of all shares beneficially owned by such person who is reasonably believed to own shares in excess of the Limit; and (ii) any other factual matter relating to the applicability or effect of this section as may reasonably be requested of such person.

5.
Except as otherwise provided by law or expressly provided in this Section C, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast a majority of the votes (after giving effect, if required, to the provisions of this Section C) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in this Certificate of Incorporation to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.

6.
Any constructions, applications, or determinations made by the Board of Directors pursuant to this section in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

7.
In the event any provision (or portion thereof) of this Section C shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Section shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Corporation and its stockholders that each such remaining provision (or portion thereof) of this Section C remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including stockholders owning an amount of stock over the Limit, notwithstanding any such finding.

FIFTH:   The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Directors and stockholders:
A.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the Directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
B.   The Directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.
C.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.
D.   Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board or as otherwise provided in the Bylaws.

The term “Whole Board” shall mean the total number of authorized directorships (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).
SIXTH:
A.   The number of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. The Directors shall be divided into three classes, as nearly equal in number as reasonably possible, with each Director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders following such initial classification and election, held before the 2017 annual meeting of stockholders, the class of directors selected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. At each annual meeting of stockholders commencing with the 2017 annual meeting of stockholders, Directors elected to succeed those Directors whose terms then expire shall be elected for a term expiring at the next annual meeting of stockholders. Beginning with the 2020 annual meeting of stockholders, the foregoing classification of the Board of Directors shall cease. If the number of Directors is changed prior to the 2017 annual meeting of stockholders, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any additional Director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. If the number of Directors is increased at or following the 2020 annual meeting of stockholders, any additional Director elected to fill a vacancy resulting from such increase shall hold office for a term expiring at the next annual meeting of stockholders. In no case shall a decrease in the number of Directors remove or shorten the term of any incumbent Director. Each Director shall hold office for the term for which elected and until his or her successor shall have been duly elected and qualified.
B.   Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause may be filled only by a majority vote of the Directors then in office, though less than a quorum, and Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires, except that Directors elected to fill vacancies after the 2020 annual meeting of stockholders shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.
C.   Advance notice of stockholder nominations for the election of Directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.
D.   Subject to the rights of holders of any series of Preferred Stock then outstanding, any Director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH of this Certificate of Incorporation (“Article FOURTH”)), voting together as a single class.
SEVENTH:   The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to adopt, amend or repeal any provisions of the Bylaws of the Corporation.

EIGHTH:
A.   In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in this Article EIGHTH:
1.
any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with: (i) any Interested Stockholder (as hereinafter defined); or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

2.
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, or any Affiliate of any Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) equaling or exceeding 25% or more of the combined assets of the Corporation and its Subsidiaries; or

3.
the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value (as hereinafter defined) equaling or exceeding 25% of the combined Fair Market Value of the outstanding common stock of the Corporation and its Subsidiaries, except for any issuance or transfer pursuant to an employee benefit plan of the Corporation or any Subsidiary thereof; or

4.
the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or

5.
any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

shall require the affirmative vote of the holders of at least 80% of the voting power of the then-outstanding shares of stock of the Corporation entitled to vote in the election of Directors (the “Voting Stock”) (after giving effect to the provisions of Article FOURTH), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of this Certificate of Incorporation or any Preferred Stock Designation in any agreement with any national securities exchange or otherwise.
The term “Business Combination” as used in this Article EIGHTH shall mean any transaction which is referred to in any one or more of paragraphs 1 through 5 of Section A of this Article EIGHTH.
B.   The provisions of Section A of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote after giving effect to the provisions of Article FOURTH, or such vote (if any), as is required by law or by this Certificate of Incorporation, if, in the case of any Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation solely in their capacity as stockholders of the Corporation, the condition specified in the following paragraph 1 is met or, in the case of any other Business Combination, all of the conditions specified in either of the following paragraphs 1 or 2 are met:
1.
The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).

2.
All of the following conditions shall have been met:

a.
The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by the holders of Common Stock in such Business Combination shall at least be equal to the higher of the following:

(1)
(if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers’ fees, paid by the Interested Stockholder or any of its Affiliates for any shares of Common Stock acquired by it: (i) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the “Announcement Date”); or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher; or

(2)
the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article EIGHTH as the “Determination Date”), whichever is higher.

b.
The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class of outstanding Voting Stock other than Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (b) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

(1)
(if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers’ fees, paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it: (i) within the two-year period immediately prior to the Announcement Date; or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher; or

(2)
(if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; or

(3)
the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

c.
The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by the Interested Stockholder. The price determined in accordance with subparagraph B.2 of this Article EIGHTH shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

d.
After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (1) except as approved by a majority of the Disinterested Directors (as hereinafter defined), there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding stock having preference over the Common Stock as to dividends or liquidation; (2) there shall have been: (i) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors; and (ii) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Disinterested Directors, and (3) neither such Interested Stockholder or any of its Affiliates shall have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.
e.
After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided, directly or indirectly, by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

f.
A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, and the rules or regulations thereunder) shall be mailed to stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

C.   For the purposes of this Article EIGHTH:
1.
A “Person” shall include an individual, a firm, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities or any other entity.

2.
“Interested Stockholder” shall mean any person (other than the Corporation or any Holding Company or Subsidiary thereof) who or which:

a.
is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or

b.
is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding Voting Stock; or

c.
is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

3.
For purposes of this Article EIGHTH, “beneficial ownership” shall be determined in the manner provided in Article FOURTH hereof.

4.
“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of filing of this Certificate of Incorporation.

5.
“Subsidiary” means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in Paragraph 2 of this Section C, the term

“Subsidiary” shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.
6.
“Disinterested Director” means any member of the Board of Directors who is unaffiliated with the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any Director who is thereafter chosen to fill any vacancy of the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the Board of Directors.

7.
“Fair Market Value” means:

a.
in the case of stock, the highest closing sales price of the stock during the 30-day period immediately preceding the date in question of a share of such stock on the National Association of Securities Dealers Automated Quotation System or any system then in use, or, if such stock is admitted to trading on a principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, Fair Market Value shall be the highest sale price reported during the 30-day period preceding the date in question, or, if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the Board of Directors in good faith, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock; and

b.
in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by the Board of Directors in good faith.

8.
Reference to “Highest Per Share Price” shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

9.
In the event of any Business Combination in which the Corporation survives, the phrase “consideration other than cash to be received” as used in Subparagraphs (a) and (b) of Paragraph 2 of Section B of this Article EIGHTH shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

D.   A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine for the purposes of this Article EIGHTH, on the basis of information known to them after reasonable inquiry: (a) whether a person is an Interested Stockholder; (b) the number of shares of Voting Stock beneficially owned by any person; (c) whether a person is an Affiliate or Associate of another; and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has an aggregate Fair Market Value equaling or exceeding 25% of the combined Fair Market Value of the Common Stock of the Corporation and its Subsidiaries. A majority of the Disinterested Directors shall have the further power to interpret all of the terms and provisions of this Article EIGHTH.
E.   Nothing contained in this Article EIGHTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.
Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the Voting Stock (after
NINTH:   The Board of Directors of the Corporation, when evaluating any offer of another Person (as defined in Article EIGHTH hereof) to: (A) make a tender or exchange offer for any equity security of the Corporation; (B) merge or consolidate the Corporation with another corporation or entity; or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, may, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders, give due consideration to all relevant factors, including, without limitation, those factors that Directors of any subsidiary of the Corporation may consider in evaluating any action that may result in a change or potential change in the control of the subsidiary, and the social and economic effect of acceptance of such offer: on the Corporation’s present and future customers and employees and those of its Subsidiaries (as defined in Article EIGHTH hereof); on the communities in which the Corporation and its Subsidiaries operate or are located; on the ability of the Corporation to fulfill its corporate objective as a savings and loan holding company under applicable laws and regulations; and on the ability of its subsidiary savings institution to fulfill the objectives of a stock form savings institution under applicable statutes and regulations.
TENTH:
A.   Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a Director or an Officer of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a Director, Officer, employee or agent or in any other capacity while serving as a Director, Officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section C hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
B.   The right to indemnification conferred in Section A of this Article TENTH shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a Director or Officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, services to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article TENTH shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a Director, Officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.
C.   If a claim under Section A or B of this Article TENTH is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article TENTH or otherwise shall be on the Corporation.
D.   The rights to indemnification and to the advancement of expenses conferred in this Article TENTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise.
E.   The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer, employee or agent of the Corporation or subsidiary or Affiliate or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.
F.   The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article TENTH with respect to the indemnification and advancement of expenses of Directors and Officers of the Corporation.
ELEVENTH:   A Director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability: (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the Director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.
Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.
TWELFTH:   The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to amend or repeal this

Article TWELFTH, Section C of Article FOURTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH, Article EIGHTH or Article TENTH.
IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation this                   day of                  , 2025.
BERKSHIRE HILLS BANCORP, INC.

Wm. Gordon Prescott

ANNEX E
Amendment to the Amended and Restated Bylaws of
Berkshire Hills Bancorp, Inc.
The Amended and Restate Bylaws of Berkshire Hills Bancorp, Inc. (the “Bylaws”) are hereby amended as follows:
1.   Article I, Section 1 of the Bylaws is hereby deleted in its entirety and replaced with the following:
Annual Meeting.
An annual meeting of the stockholders, for the election of Directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which place, date and time may subsequently be changed at any time by vote of the Board of Directors. If no annual meeting has been held for a period of thirteen (13) months after the Corporation’s last annual meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these Bylaws or otherwise, all the force and effect of an annual meeting. Any and all references hereafter in these Bylaws to an annual meeting or annual meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.
2.   Article I, Section 2 of the Bylaws is hereby deleted in its entirety and replaced with the following:
Special Meetings.
Subject to the rights of the holders of any class or series of preferred stock of the Corporation, special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of Directors which the Corporation would have if there were no vacancies on the Board of Directors (hereinafter the “Whole Board”). Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation and stockholder proposals of other business shall not be brought before a special meeting of stockholders to be considered by the stockholders unless such special meeting is held in lieu of an annual meeting of stockholders in accordance with Article I, Section 1 of these Bylaws, in which case such special meeting in lieu thereof shall be deemed an annual meeting for purposes of these Bylaws and the provisions of Article I, Section 6 of these Bylaws shall govern such special meeting.
3.   Article I, Section 6(b) of the Bylaws is hereby deleted in its entirety and replaced with the following:
(b)   At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (x) by or at the direction of the Board of Directors or (y) by any stockholder of the Corporation who is entitled to vote with respect thereto, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this Section 6(b) as to such business.   For business to be properly brought before an annual meeting by a stockholder pursuant to this Section 6(b), (1) the business must relate to a proper subject matter for stockholder action under Delaware law, (2) the stockholder must have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation, (3) the stockholder must have provided updates or supplements to such Timely Notice at the times and in the forms required by Section 6(d) and (4) together with the beneficial owner(s), if any, on whose behalf the business proposal is made, the stockholder must have acted in accordance with the representations set forth in the New Business Solicitation Statement (as defined below) required by this Bylaw. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). A stockholder’s Timely Notice to the Secretary shall set forth:
as to each matter such stockholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, and any material interest in such business of each New Business Proposing Person (as defined below);
the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any);
as to each Proposing Person, the following information: (A) the class or series and number of all shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future, (B) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (C) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (D) any performance-related fees (other than an asset based fee) that such Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation (the disclosures to be made pursuant to the foregoing clauses (A) through (D) are referred to, collectively, as “Material Ownership Interests”);
a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation;
(A) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person, pertaining to the other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (B) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such other business proposal(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and
a statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the proposal (such statement, the “New Business Solicitation Statement”).
For purposes of this Section 6(b) and Section 6(c) below, the term “Proposing Person” shall mean the following persons: (i) the stockholder of record providing the notice of nominations or business proposed to be brought before a stockholders’ meeting, and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a stockholders’ meeting is made.
Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 6(b) or in accordance with Rule 14a-8 under the Exchange Act (or any successor provision thereto). The officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 6(b) and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.
At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.
4.   Article I, Section 6(c) of the Bylaws is hereby deleted in its entirety and replaced with the following:
Only persons who are nominated in accordance with the procedures and qualifications set forth in these Bylaws shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders at which directors are to be elected only (x) by or at the direction of the Board of Directors or (y) by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this Section 6(c) as to such nomination. For nominations to be properly brought before an annual meeting by a stockholder pursuant to this Section 6(c), (1) the stockholder must have given Timely Notice thereof in writing to the Secretary of the Corporation, (2) the stockholder must have provided updates or supplements to such Timely Notice at the times and in the forms required by Section 6(d) and (3) together with the beneficial owner(s), if any, on whose behalf the nomination is made, the stockholder must have acted in accordance with the representations set forth in the Nomination Solicitation Statement (as defined below) required by this Bylaw. A stockholder’s Timely Notice to the Secretary shall set forth:
as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any);
as to each Proposing Person, any Material Ownership Interests;
a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation;
(A) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person (including with any proposed nominee(s)), pertaining to the nomination(s) proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (B) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nomination(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and
a statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder (such statement, the “Nomination Solicitation Statement”).
No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the provisions of this Section 6(c). The officer of the Corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she shall so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.
5.   A new Article IX in is hereby inserted in its entirety:
ARTICLE IX
CERTAIN GOVERNANCE MATTERS
Section 1.   Interpretations; Definitions.
The provisions of this Article IX shall apply notwithstanding anything to the contrary set forth in these Bylaws. In the event of any inconsistency between any provision of this Article IX and any other provision of these Bylaws, such provision of this Article IX shall control.
The following definitions shall apply to this Article IX and otherwise as applicable in these Bylaws:
“Effective Date” shall mean the effective date of the merger of the Brookline Bancorp, Inc. with and into the Corporation.
“Specified Period” shall mean the period beginning on the Effective Date and ending on the two-year anniversary of the Effective Date.
Chairman of the Board.
David M. Brunelle shall serve as the Chairman of the Board during the Specified Period (assuming Mr. Brunelle is elected for a second term following the Effective Date).
Section 2.   Certain Executive Officers.
(a)   Paul A. Perrault shall serve as President and Chief Executive Officer of the Corporation effective as of the Effective Date.
Carl M. Carlson shall serve as the Chief Financial and Strategy Officer of the Corporation effective as of the Effective Date.
Sean A. Gray shall serve as the Chief Operations Officer of the Corporation effective as of the Effective Date.
Michael W. McCurdy shall serve as the Chief Banking Officer of the Corporation effective as of the Effective Date.
Mark Meiklejohn shall serve as the Chief Credit Officer of the Corporation effective as of the Effective Date.
Board Actions.
During the Specified Period, the affirmative vote of at least two-thirds of the members of the Board of Directors shall be required to:
remove Mr. Perrault, Mr. Carlson, Mr. Gray, Mr. McCurdy or Mr. Meiklejohn from their respective offices; and
approve any merger or consolidation of the Corporation with and into any other corporation.
Section 3.   Amendment.
During the Specified Period, the provisions of this Article IX shall not be modified, amended or repealed and any Bylaws provision inconsistent with such provisions may be adopted, except upon the affirmative vote of at least two-thirds of the members of the Board of Directors.

ANNEX F
BERKSHIRE HILLS BANCORP, INC.
2025 STOCK OPTION AND INCENTIVE PLAN
SECTION 1.   GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Berkshire Hills Bancorp, Inc. 2025 Stock Option and Incentive Plan (as amended from time to time, the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Berkshire Hills Bancorp, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and that is comprised of not less than two Non-Employee Directors who are independent.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment granted pursuant to Section 10.
“Closing Date” means the date of the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 16, 2024, by and among the Company, Commerce Acquisition Sub, Inc. and Brookline Bancorp, Inc.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on ordinary cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) granted pursuant to Section 11.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to the closing price on such date. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Minimum Vesting Period” means the one-year period following the date of grant of an Award.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares granted pursuant to Section 7.
“Restricted Stock Units” means an Award of stock units granted pursuant to Section 8.
“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
Notwithstanding the foregoing, if any part of an Award constitutes “nonqualified deferred compensation” within the meaning of Section 409A, an event shall only constitute a Sale Event if such event also constitutes a “change in ownership or effective control” of the Company or “change in ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate. Unless otherwise set forth in the applicable Award Certificate, a Service Relationship shall be deemed to continue without interruption in the event the grantee’s status changes from full-time employee to part-time employee, Non-Employee Director or Consultant or vice versa, provided that there is no interruption or other termination of Service Relationship in connection with the grantee’s change in capacity).
“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) granted pursuant to Section 6.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50% interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions granted pursuant to Section 9.
SECTION 2.   ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)   Administration of Plan.   The Plan shall be administered by the Administrator.
(b)   Powers of Administrator.   The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)   to select the individuals to whom Awards may from time to time be granted;
(ii)   to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)   to determine the number of shares of Stock to be covered by any Award;
(iv)   to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v)   to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)   subject to the provisions of Section 5(c) or Section 6(d), as applicable, to extend at any time the period in which Stock Options or Stock Appreciation Rights may be exercised;
(vii)   at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it deems advisable;
(viii)   to interpret the terms and provisions of the Plan and any Award (including related written and electronic instruments);
(ix)   to make all determinations it deems advisable for the administration of the Plan;
(x)   to decide all disputes arising in connection with the Plan; and
(xi)   to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company, Affiliates and Plan grantees.
(c)   Delegation of Authority to Grant Awards.   Subject to applicable law, the Administrator, in its discretion, may delegate to a subcommittee comprised of one or more members of the Board or committee comprised of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not (i) subject to the reporting and other provisions of Section 16 of the Exchange Act or (ii) members of the delegated subcommittee or committee. Any such delegation by the Administrator shall include a time period for the delegation and a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)   Award Certificate.   Other than with respect to Cash-Based Awards, Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)   Indemnification.   Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage that may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)   Non-U.S. Award Recipients.   Notwithstanding any provision of the Plan to the contrary, in order to comply, or facilitate compliance, with the laws in other countries in which the Company and its Affiliates operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates are covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply, or facilitate compliance, with applicable non-U.S. laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be incorporated into and made part of this Plan); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply, or facilitate compliance, with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.
(g)   Minimum Vesting Period.   The vesting period for each Award granted under the Plan must be at least equal to the Minimum Vesting Period; provided, however, that (i) nothing in this Section 2(g) shall limit the Administrator’s authority to accelerate the vesting of Awards as set forth in Section 2(b)(v) above; (ii) notwithstanding the foregoing, up to 5% of the shares of Stock authorized for issuance under the Plan may be utilized for Unrestricted Stock Awards or other Awards with a vesting period that is less than the Minimum Vesting Period (each such Award, an “Excepted Award”); and (iii) notwithstanding the foregoing, annual Awards to Non-Employee Directors that occur in connection with the Company’s annual meeting of stockholders may vest on the date of the Company’s next annual meeting of stockholders; provided, however, that in no event will the vesting period for any such award be less than 50 weeks. Notwithstanding the foregoing, in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the Minimum Vesting Period or (ii) if such Awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the Minimum Vesting Period.
SECTION 3.   STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)   Stock Issuable.   Subject to adjustment as provided in this Section 3, the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,300,000 shares. Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed 3,300,000 shares, subject in all cases to adjustment as provided in Section 3(b). For purposes of these limitations, the shares of Stock underlying any awards under the Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Awards that may be settled solely in cash shall not be counted against the share reserve.
(b)   Changes in Stock.   Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation, or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c)   Mergers and Other Transactions.   In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals shall become vested and exercisable or nonforfeitable in connection with a Sale Event at the greater of (i) 100% of target levels and (ii) the levels determined based on actual performance against the applicable performance conditions as of the date of the Sale Event (if determinable). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable after taking into account any acceleration hereunder) held by such grantee. The Company shall also have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to the grantees holding other Awards, in exchange for the cancellation thereof, in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards (after taking into account any acceleration hereunder).
(d)   Maximum Awards to Non-Employee Directors.   Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year for service as a Non-Employee Director shall not exceed $725,000; provided, however, that such amount shall be $870,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board. For the purpose of these limitations, the value of any Award shall be its grant date fair value, as determined in accordance with FASB ASC Topic 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
(e)   Substitute Awards.   The Administrator may grant Awards under the Plan in substitution for shares and share-based awards held by employees, directors or consultants of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or shares of the employing corporation. The Administrator may direct that the substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. To the extent permitted by applicable law, any substitute Awards granted under the Plan shall not count against the Share limitation set forth in Section 3(a).
SECTION 4.   ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Non-Employee Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are exempt from or otherwise comply with Section 409A.
SECTION 5.   STOCK OPTIONS
(a)   Award of Stock Options.   The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator deems desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)   Exercise Price.   The exercise price per share for the Stock covered by a Stock Option shall be determined by the Administrator at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100% of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant, or (iii) if the Stock Option is otherwise exempt from or compliant with Section 409A.
(c)   Option Term.   The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)   Exercisability; Rights of a Stockholder.   Stock Options shall become exercisable at such time or times, whether or not in installments, as determined by the Administrator at or after the grant date. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e)   Method of Exercise.   Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the exercise price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:
(i)   In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)   Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)   By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the exercise price; provided that in the event the optionee chooses to pay the exercise price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company may prescribe as a condition of such payment procedure; or
(iv)   With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in the optionee’s stead in accordance with the provisions of the Stock Option) by the Company of the full exercise price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company or an Affiliate is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the exercise price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f)   Annual Limit on Incentive Stock Options.   To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall be a Non-Qualified Stock Option.

SECTION 6.   STOCK APPRECIATION RIGHTS
(a)   Award of Stock Appreciation Rights.   The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right is exercised.
(b)   Exercise Price of Stock Appreciation Rights.   The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with an exercise price per share that is less than 100% of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant, or (iii) if the Stock Appreciation Right is otherwise exempt from or compliant with Section 409A.
(c)   Grant and Exercise of Stock Appreciation Rights.   Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to the Plan.
(d)   Terms and Conditions of Stock Appreciation Rights.   Stock Appreciation Rights shall be subject to such terms and conditions as determined by the Administrator on or after the date of grant. The term of a Stock Appreciation Right may not exceed ten years.
SECTION 7.   RESTRICTED STOCK AWARDS
(a)   Nature of Restricted Stock Awards.   The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator determines at or after the time of grant.
(b)   Rights as a Stockholder.   Upon the grant of a Restricted Stock Award and payment of any applicable purchase price, if any, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the grantee until and to the extent the Restricted Stock Award vests. Unless the Administrator determines otherwise, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)   Restrictions.   Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Certificate. Except as otherwise provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Affiliates terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship) at the lesser of their original purchase price (if any) or the Fair Market Value at the time of repurchase, and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)   Vesting of Restricted Shares.   The Administrator at or after the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives or other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives or other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8.   RESTRICTED STOCK UNITS
(a)   Nature of Restricted Stock Units.   The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate). Restricted Stock Units with deferred settlement dates granted to U.S. taxpayers are subject to Section 409A and shall contain such additional terms and conditions as the Administrator may determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)   Election to Receive Restricted Stock Units in Lieu of Compensation.   The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and, if applicable, in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer will be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c)   Rights as a Stockholder.   A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying the grantee’s Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)   Termination.   Except as otherwise provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or other Service Relationship) with the Company and its Affiliates for any reason.
SECTION 9.   UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock.   The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee receives shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10.   CASH-BASED AWARDS
Grant of Cash-Based Awards.   The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award becomes vested or payable and such other provisions as the Administrator determines. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.   DIVIDEND EQUIVALENT RIGHTS
(a)   Dividend Equivalent Rights.   The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)   Termination.   Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or other Service Relationship) with the Company and its Affiliates for any reason.
SECTION 12.   TRANSFERABILITY OF AWARDS
(a)   Transferability.   Except as provided in Section 12(b) below, during a grantee’s lifetime, such grantee’s Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)   Administrator Action.   Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee may transfer such grantee’s Non-Qualified Stock Options to such grantee’s immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)   Family Member.   For purposes of Section 12(b), “family member” means a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
SECTION 13.   TAX WITHHOLDING
(a)   Payment by Grantee.   Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amount received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state or local taxes, and non-U.S. or other taxes of any kind required by law to be withheld by the Company or its Affiliate with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee or to satisfy any applicable withholding obligations by any other method of withholding that the Company or its Affiliates deem appropriate. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)   Payment in Stock.   The Administrator may require the Company’s or Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s or Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company or Affiliate in an amount that would satisfy the withholding amount due.
SECTION 14.   SECTION 409A AWARDS
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. The grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
SECTION 15.   TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF
ABSENCE, ETC.
(a)   Termination of Service Relationship.   If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated such grantee’s Service Relationship for purposes of the Plan.
(b)   For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i)   a transfer to the employment or service of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;
(ii)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company or its Affiliate, as the case may be, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing; or
(iii)   the transfer in status from one eligibility category under Section 4 hereof to another category.
SECTION 16.   AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator, without prior stockholder approval, exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).
SECTION 17.   STATUS OF PLAN
With respect to the portion of any Award that has not been exercised or settled and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator otherwise expressly determines in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 18.   GENERAL PROVISIONS
(a)   No Distribution.   The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)   Issuance of Stock.   To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company has mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company or any Affiliate. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company has given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company or any Affiliate, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation systems on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)   No Fractional Shares.   No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.
(d)   Stockholder Rights.   Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or Stock Appreciation Right or any other action by the grantee with respect to an Award.

(e)   Other Compensation Arrangements; No Rights to Continued Service Relationship.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or service with the Company or any Affiliate.
(f)   Trading Policy Restrictions.   Awards under the Plan are subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(g)   Clawback Policy.   A grantee’s rights with respect to any Award hereunder shall in all events be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any right that the Company may have under any Company clawback, forfeiture or recoupment policy as in effect from time to time or other agreement or arrangement with a grantee or (ii) applicable law.
SECTION 19.   EFFECTIVE DATE OF PLAN
This Plan shall become effective upon the Closing Date, subject to prior stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.
SECTION 20.   GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS: March 21, 2025
DATE APPROVED BY STOCKHOLDERS:

SCAN TO
VIEW MATERIALS & VOTE

BROOKLINE BANCORP, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 11717-0718

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 20, 2025 for shares held directly and by 11:59 P.M. ET on May 19, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 20, 2025 for shares held directly and by 11:59 P.M. ET on May 19, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

V69983-S10553

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BROOKLINE BANCORP, INC.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BRMK2023 You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the web site and follow the instructions.VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, on [date]. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAIL Mark, sign, and date your proxy card and return it in postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:BROOKLINE BANCORP INC.THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING:Proposal to Adopt Agreement And Plan Of Merger dated as of September 15th, 2023 by And Among Brookline Bancorp Inc., (the "Company"), Bank Rhode Island ("BankRI") And PCSB Financial Corporation ("PCSB"), Pursuant To Which PCSB Will Merge With And Into BankRI (The "Merger"), As Described In The Accompanying Proxy Statement/Prospectus. For ☐ Against ☐ Abstain ☐Proposal To Approve An Amendment To The Company's Articles Of Incorporation To Increase The Number Of Authorized Shares Of Brookline Bancorp Inc.'s Common Stock From [number] Shares To [number] Shares. For ☐ Against ☐ Abstain ☐Proposal To Adjourn Or Postpone The Special Meeting If Necessary Or Appropriate If There Are Not Sufficient Votes At The Time Of The Special Meeting To Approve Proposals One Or Two. For ☐ Against ☐ Abstain ☐Let me know if you need any further assistance!

V69984-S10553

BROOKLINE BANCORP, INC.
Special Meeting of Stockholders
May 21, 2025 9:30 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of Brookline Bancorp, Inc., a Delaware corporation (the "Company"), hereby appoints Paul A. Perrault, Chief Executive Officer and Marissa Martin, General Counsel and Corporate Secretary, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Stockholders of the Company (the "Special Meeting"), to be held on May 21, 2025, 9:30 AM EDT virtually at www.virtualshareholdermeeting.com/BRKL2025SM, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice and Joint Proxy Statement / Prospectus, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Joint Proxy Statement / Prospectus are available at www.proxyvote.com.BROOKLINE BANCORP, INC. Special Meeting of Stockholders May 21, 2023 9:00 AM EDT This proxy is solicited by the Board of DirectorsThe undersigned stockholder of Brookline Bancorp, Inc. (the “Company”), hereby appoints Paul A. Perrault, Chief Executive Officer and Marissa Martin, General Counsel and Corporate Secretary, and each of them as proxies for the undersigned to vote all shares of common stock that the undersigned is entitled to vote at the Special Meeting to be held on May 21, 2023, 9:00 AM EDT and virtually via www.virtualshareholdermeeting.com/BRKL2023SM (the “Special Meeting”), or any adjournment or postponement thereof upon matters set forth in the Notice of Special Meeting and Joint Proxy Statement / Prospectus dated April 7, 2023 (receipt of which is hereby acknowledged) and upon all other matters properly coming before said Special Meeting or any adjournment or postponement thereof.This proxy will be voted as directed by you. If no direction is made but this proxy is signed, this proxy will be voted in accordance with the Board of Directors’ recommendations.Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly each holder should sign. When signing as attorney executor administrator or other fiduciary please give full title as such. If a corporation please sign in full corporate name by authorized officer. If a partnership please sign in partnership name by authorized person.Please indicate if you plan to attend this meeting ☐ ☐ Yes NoPlease mark your votes like this ☒This proxy when properly executed will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.